                                                   Filed Pursuant to Rule 485(b)

    As filed with the Securities and Exchange Commission on December 29, 1995

                       Registration No. 33-19229; 811-5430
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (  X  )
          Pre-Effective Amendment No. ____        (____ )
          Post-Effective Amendment No.  35        (  X  )

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X )
          Amendment No.  37             (  X  )
                        (Check appropriate box or boxes)


                           THE SEVEN SEAS SERIES FUND
               (Exact Name of Registrant as Specified in Charter)

                                  909 A Street
                            Tacoma, Washington  98402
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (206) 627-7001

Name and Address of
Agent for Service:                                Copies to:
-------------------                               ----------
Karl J. Ege                                       Philip H. Newman, Esq.
Secretary and General Counsel                     Goodwin, Procter & Hoar
Frank Russell Investment Management Company       Exchange Place
909 A Street                                      Boston, Massachusetts  02109
Tacoma, Washington  98402

           Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485:
          (  X  ) immediately upon filing pursuant to paragraph (b)
          (     ) on (date) pursuant to paragraph (b)
          (     ) 60 days after filing pursuant to paragraph (a)
          (     ) on (date) pursuant to paragraph (a)(1)
          (     ) 75 days after filing pursuant to paragraph (a)(2)
          (     ) on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following:
          ( X ) This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       DECLARATION PURSUANT TO RULE 24f-2

     Registrant has declared its intention to register under the Securities Act of 1933 an indefinite number of shares of beneficial interest, par value of $.001, of The Seven Seas Series Fund pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended. The Registrant filed its Rule 24f-2 notice for the fiscal year ended August 31, 1995 on October 20, 1995.

                           THE SEVEN SEAS SERIES FUND

                         Form N-1A Cross Reference Sheet

     Part A Item No.
       and Caption                           Prospectus Caption
     ---------------                         ------------------

 1.  Cover Page                              Cover Page

 2.  Synopsis                                Table of Contents; and
                                             Fund Operating Expenses

 3.  Condensed Financial Information         Fund Operating Expenses

 4.  General Description of Registrant

     (a)(i)                                  Summary (Classes B and C only);
                                             The Seven Seas Series Fund;
                                             Additional Information -
                                             Organization, Capitalization and
                                             Voting

     (a)(ii), (b)                            Summary (Classes B and C only);
                                             Investment Objectives and Policies;
                                             Investment Restrictions and
                                             Policies; and Portfolio Maturity

     (c)                                     Investment Restrictions
                                             and Policies

 5.  Management of the Fund                  Summary (Classes B and C only);
                                             General Management; Fund
                                             Operating Expenses; and Portfolio
                                             Maturity

6.   Capital Stock and Other Securities

     (a)                                     Additional Information -
                                             Organization, Capitalization and
                                             Voting

     (b)                                     General Management

     (c)                                     Not Applicable

     (d)                                     Summary (Classes B and C only);
                                             Additional Information -
                                             Organization, Capitalization and
                                             Voting

     (e) Additional information - Reports to Shareholders and Shareholder Inquiries

     (f)                                     Dividends and Distributions

     (g)                                     Taxes

7.   Purchase of Securities Being Offered

     (a)                                     Summary (Classes B and C only);
                                             General Management - Distribution
                                             Services and Shareholder Servicing
                                             Arrangements

     (b)                                     Valuation of Fund Shares;
                                             Purchase of Fund Shares

     (c)                                     Not Applicable

     (d)                                     Manner of Offering; Purchase
                                             of Fund Shares

     (e), (f) General Management - Distribution Services and Shareholder Servicing Arrangements

8.   Redemption or Repurchase

     (a)                                     Summary (Classes B and C only);
                                             Redemption of Fund Shares

     (b)                                     Not Applicable

     (c)                                     Manner of Offering;
                                             Redemption of Fund Shares

     (d)                                     Redemption of Fund Shares

9.   Pending Legal Proceedings               Not Applicable

     Part B Item No.                         Statement of Additional
      and Caption                             Information Caption
     --------------                          -----------------------

10.  Cover Page                              Cover Page

11.  Table of Contents                       Table of Contents

12.  General Information and History         Not Applicable

13.  Investment Objectives and Policies

     (a), (b), (c)                           Investments

     (d)                                     (Prospectus) - Portfolio
                                             Maturity

14.  Management of the Fund

     (a), (b)                                Structure and Governance -
                                             Trustees and Officers

     (c)                                     Not Applicable

15.  Control Persons and Principal Holders
     of Securities

     (a), (b)                                Structure and Governance -
                                             Controlling Shareholders;
                                             Additional Information -
                                             Organization, Capitalization and
                                             Voting (Prospectus)

     (c)                                     Structure and Governance -
                                             Controlling Shareholders

16.  Investment Advisory and Other Services

     (a), (b)                                Operation of Investment Company -
                                             Adviser; General Management -
                                             Advisory Agreement (Prospectus)

     (c)                                     Not Applicable

     (d)                                     Operation of Investment Company -
                                             Administrator

     (e)                                     Not Applicable

     (f)                                     Operation of Investment Company -
                                             Distribution Plan

     (g)                                     Not Applicable

     (h), (i)                                Operation of Investment Company -
                                             Custodian and Transfer Agent;
                                             Additional Information - Custodian,
                                             Transfer Agent and Accountants
                                             (Prospectus)

17.  Brokerage Allocation
     and Other Practices

     (a), (b), (c)                           Operation of Investment Company -
                                             Brokerage Practices

     (d)                                     Not Applicable

     (e)                                     Operation of Investment Company -
                                             Brokerage Practices


18.  Capital Stock and Other Securities

     (a)                                     Structure and Governance -
                                             Organization and Business History

     (b)                                     Not Applicable

19.  Purchase, Redemption and Pricing of
     Securities Being Offered

     (a), (b), (c)                           Operation of Investment Company -
                                             Valuation of Fund Shares;
                                             (Prospectus) - Valuation of Fund
                                             Shares; Redemption of Shares;
                                             Purchase of Fund Shares

20.  Tax Status                              Taxes

21.  Underwriters

     (a)                                     Operation of Investment Company -
                                             Distribution Plan

     (b), (c)                                Not Applicable

22.  Calculation of Performance Data
                                             Operation of Investment Company -
                                             Yield and Total Return Quotations

23.  Financial Statements                    Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                           THE SEVEN SEAS SERIES FUND

                       Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

     Cover Sheet

     Form N-1A Cross Reference Sheet

     Part A - Prospectuses

     Part B - Statements of Additional Information


     Part C - Other Information

     Signature Page

     Exhibits

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430



                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089
                               MONEY MARKET FUND
                                 CLASS A SHARES


    The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one of the mutual funds, The Seven Seas Series Money Market Fund (the "Money Market Fund" or "Fund"). The Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.


INVESTMENT ADVISER, CUSTODIAN
     AND TRANSFER AGENT:               DISTRIBUTOR:                  ADMINISTRATOR:
 State Street Bank and Trust    Russell Fund Distributors,      Frank Russell Investment
           Company                         Inc.                    Management Company
     225 Franklin Street          Two International Place             909 A Street
 Boston, Massachusetts 02110            35th Floor              Tacoma, Washington 98402
       (617) 654-4721           Boston, Massachusetts 02110          (206) 627-7001
                                      (617) 654-6089


                       PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
Fund Operating Expenses....................................................................................           3
Financial Highlights.......................................................................................           4
The Seven Seas Series Fund.................................................................................           5
Manner of Offering.........................................................................................           5
Investment Objective, Policies and Restrictions............................................................           5
Portfolio Maturity.........................................................................................           9
Dividends and Distributions................................................................................           9
Taxes......................................................................................................          10
Valuation of Fund Shares...................................................................................          10
Purchase of Fund Shares....................................................................................          11
Redemption of Fund Shares..................................................................................          13
General Management.........................................................................................          14
Fund Expenses..............................................................................................          17
Performance Calculations...................................................................................          17
Additional Information.....................................................................................          18

                            FUND OPERATING EXPENSES
                    THE SEVEN SEAS SERIES MONEY MARKET FUND
                                 CLASS A SHARES

    The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class A shares of the Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases..........................................................................................  None
  Sales Load Imposed on Reinvested Dividends...............................................................................  None
  Deferred Sales Load......................................................................................................  None
  Redemption Fees..........................................................................................................  None
  Exchange Fee.............................................................................................................  None

ANNUAL FUND OPERATING EXPENSES:
------------------------------
(as a percentage of average daily net assets)
  Advisory Fees............................................................................................................  .25%
  12b-1 Fees (1)...........................................................................................................  .05
  Other Expenses...........................................................................................................  .08
                                                                                                                             ----
  Total Operating Expenses (2).............................................................................................  .38%
                                                                                                                             ----
                                                                                                                             ----

                                                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                            ------   -------   -------   --------
EXAMPLES:
You would pay the following expenses on a $1,000 investment, assuming: (i) 5.0% annual
 return; and (ii) redemption at the end of each time period:..............................   $   4    $ 12      $ 21       $ 48
                                                                                            ------   -------   -------   --------
                                                                                            ------   -------   -------   --------

    The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class A shares are designed for institutional investors. Class B shares
are  offered  through  financial  institutions  that  provide  certain   account
administration services. Class C shares are offered through certain financial institutions that provide certain account administration and shareholder liaison services. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .05%, .30% and .55%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares are equal to approximately
 .38%, .65% and .93%, respectively, of the average daily net asset value of the shares of the class.
------------------------
(1) Rule 12b-1 fees include expenses paid for shareholder servicing activities.

(2) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                              FINANCIAL HIGHLIGHTS
                    THE SEVEN SEAS SERIES MONEY MARKET FUND


    The following table contains important financial information relating to the Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                         1995       1994       1993       1992       1991       1990       1989       1988
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF YEAR...  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............      .0538      .0330      .0320      .0458      .0686      .0817      .0883      .0239
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
  Net investment income..............     (.0538)    (.0330)    (.0320)    (.0458)    (.0686)    (.0817)    (.0883)    (.0239)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF YEAR.........  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (%)(a)..................       5.52       3.35       3.24       4.68       7.08       8.48       9.19       2.41
RATIOS(%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
   daily net assets (b)..............        .39        .36        .33        .35        .37        .37        .43        .44
  Operating expenses, gross, to
   average daily net assets (b)......        .39        .36        .38        .35        .38        .43        .51        .63
  Net investment income to average
   daily net assets (b)..............       5.37       3.33       3.20       4.40       6.59       8.13       8.97       7.30
  Net assets, end of year ($000
   omitted)..........................  2,752,895  3,020,796  2,502,483  4,263,057  1,645,428    650,598    442,614    193,777
  Per share amount of fees waived ($
   omitted)..........................     --         --          .0005     --          .0000      .0005      .0004      .0010


------------------------------
 ++  For the period May 2, 1988 (commencement of operations) to August 31, 1988.

(a)  Periods less than one year are not annualized.

(b)  The ratios for the period ended August 31, 1988 are annualized.

                           THE SEVEN SEAS SERIES FUND

    The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class A shares in The Seven Seas Series Money Market Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. A shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The Fund has a fundamental investment objective, which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

    The Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

    The Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities;
(3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations; (7) variable amount master demand notes; and (8) repurchase agreements.

    The Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible"
securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolio's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on these investment policies, please see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.

    ILLIQUID SECURITIES. The Fund will invest no more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

    ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

    MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Fund may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal
National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

    ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

    VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

    EURODOLLAR CERTIFICATES OF DEPOSIT, EURODOLLAR TIME DEPOSITS AND YANKEE CERTIFICATES OF DEPOSIT. ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

    Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

INVESTMENT RESTRICTIONS

    The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Domestic and foreign branches of US banks and domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure permitted borrowings.

                               PORTFOLIO MATURITY

    The Fund must limit investments to securities with remaining maturities of 397 days or less (as determined in accordance with the applicable SEC regulations) and must maintain a dollar-weighted average maturity of 90 days or less. The Fund normally holds portfolio instruments to maturity but may dispose of them prior to maturity if Adviser finds it advantageous.

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

                                     TAXES

    The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in a class and rounding to the nearest cent. The Fund determines net asset value twice each business day, as of 12:00 noon

Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

    VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                            PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below. Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.


    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form ("Application") for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800)
647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Money Market Fund.


    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the Fund to be invested in; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Money Market Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

    3. Completing the Application and forwarding it to Transfer Agent at the above address.

    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Money Market Fund. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


    CASH SWEEP PROGRAM. Money managers of master trust clients may participate in a cash sweep program to automatically invest excess cash in the Fund. A money manager must select the Fund, give authorization to complete the Fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the Fund on a daily basis. Where Adviser acts as money manager, Adviser will receive an advisory fee from the client.

    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


    EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Money Market Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.

                           REDEMPTION OF FUND SHARES

    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored. A dividend will be paid on shares redeemed if the redemption request is received by State Street Bank and Trust Company after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.

    EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series Money Market Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


    MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Money Market Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:


    1. A letter of instruction or a stock assignment stating the Fund or Funds out of which the shares are to be redeemed and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such other supporting legal documents,  if required by applicable law  or
       Transfer   Agent,  in   the  case  of   estates,  trusts,  guardianships,
       custodianships, corporations and pension and profit-sharing plans.

    The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


    ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


    Adviser, subject to Board supervision, directs the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Fund, with assets of $7.2 billion as of October 31, 1995.


    Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class A shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under   the  Plan,  the  Fund  may  also  enter  into  agreements  ("Service
Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


    Payments to Distributor, as well as payments to Service Organizations from the Fund, are not permitted by the Plan to exceed .25% per year of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The Fund's principal expenses are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise the yield and effective yield of its Class A shares. The yield of each Fund refers to the income generated by an investment in Class A shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    From time to time, the Fund may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

    From time to time the Fund may advertise the total return of its Class A Shares. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund's Class A Shares over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the
Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling Transfer Agent at (800) 647-7327.

    ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Money Market Fund is one such series. Shares of a fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Each class of shares of the Fund has identical rights and privileges as all other shares of the Fund and participates equally in the dividends and distributions of the Fund. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights. Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Money Market Fund are divided into Class A, Class B and Class C. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of that Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under rule 12b-1 for Class A shares. Similar plans have been adopted for Class B and Class C shares. However, total payments under those plans are limited to .35% and .60% annually of the average net asset value of the Class B and Class C shares, respectively of the Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and
 .50% lower, respectively, than the yield on Class A shares.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    Investment Company does not issue share certificates for the Fund. Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                           THE SEVEN SEAS SERIES FUND

                    The Seven Seas Series Money Market Fund

             The Seven Seas Series US Government Money Market Fund

                The Seven Seas Series Tax Free Money Market Fund

                    The Seven Seas Series S&P 500 Index Fund

                      The Seven Seas Series Small Cap Fund

                    The Seven Seas Series Matrix Equity Fund

                     The Seven Seas Series Yield Plus Fund

                  The Seven Seas Series Growth and Income Fund

                    The Seven Seas Series Intermediate Fund

                The Seven Seas Series Active International Fund

                  The Seven Seas Series Emerging Markets Fund

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089

                        US GOVERNMENT MONEY MARKET FUND

                                 CLASS A SHARES


    The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one of the mutual funds, The Seven Seas Series US Government Money Market Fund (the "Government Money Market Fund" or "Fund"). The Government Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE GOVERNMENT MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.


INVESTMENT ADVISER, CUSTODIAN
     AND TRANSFER AGENT:               DISTRIBUTOR:                  ADMINISTRATOR:
 State Street Bank and Trust    Russell Fund Distributors,      Frank Russell Investment
           Company                         Inc.                    Management Company
     225 Franklin Street          Two International Place             909 A Street
 Boston, Massachusetts 02110            35th Floor              Tacoma, Washington 98402
       (617) 654-4721           Boston, Massachusetts 02110          (206) 627-7001
                                      (617) 654-6089


                       PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Fund Operating Expenses....................................................................................           3
Financial Highlights.......................................................................................           4
The Seven Seas Series Fund.................................................................................           5
Manner of Offering.........................................................................................           5
Investment Objective, Policies and Restrictions............................................................           5
Portfolio Maturity.........................................................................................           8
Dividends and Distributions................................................................................           9
Taxes......................................................................................................           9
Valuation of Fund Shares...................................................................................          10
Purchase of Fund Shares....................................................................................          10
Redemption of Fund Shares..................................................................................          12
General Management.........................................................................................          13
Fund Expenses..............................................................................................          16
Performance Calculations...................................................................................          16
Additional Information.....................................................................................          17

                            FUND OPERATING EXPENSES
             THE SEVEN SEAS SERIES US GOVERNMENT MONEY MARKET FUND
                                 CLASS A SHARES

    The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class A shares of the US Government Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases..........................................................................................  None
  Sales Load Imposed on Reinvested Dividends...............................................................................  None
  Deferred Sales Load......................................................................................................  None
  Redemption Fees..........................................................................................................  None
  Exchange Fee.............................................................................................................  None
ANNUAL FUND OPERATING EXPENSES:
------------------------------
(as a percentage of average daily net assets)
  Advisory Fees............................................................................................................  .25%
  12b-1 Fees (1)...........................................................................................................  .05
  Other Expenses...........................................................................................................  .09
                                                                                                                             ----
  Total Operating Expenses (2).............................................................................................  .39%
                                                                                                                             ----
                                                                                                                             ----

                                                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                            ------   -------   -------   --------
EXAMPLES:
You would pay the following expenses on a $1,000 investment, assuming: (i) 5% annual
 return; and (ii) redemption at the end of each time period:..............................   $   4    $ 13      $ 22       $ 50
                                                                                            ------   -------   -------   --------
                                                                                            ------   -------   -------   --------

    The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class A shares are designed for institutional investors. Class B shares
are  offered  through  financial  institutions  that  provide  certain   account
administration services. Class C shares are offered through certain financial institutions that provide certain account administration and shareholder liaison services. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .05%, .30% and .55%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares are equal to approximately
 .39%, .68% and .93%, respectively, of the average daily net asset value of the shares of the class.
------------------------
(1) Rule 12b-1 fees include expenses paid for shareholder servicing activities.

(2) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                              FINANCIAL HIGHLIGHTS
             THE SEVEN SEAS SERIES US GOVERNMENT MONEY MARKET FUND


    The following table contains important financial information relating to the Government Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The
Investment Company is authorized to issue Class B and Class C shares of the Government Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                     1995         1994         1993         1992        1991++
                                                  -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE,
 BEGINNING OF YEAR..............................  $    1.0000  $    1.0000  $    1.0000  $    1.0000  $    1.0000
                                                  -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.........................        .0528        .0324        .0304        .0441        .0302
                                                  -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
  Net investment income.........................       (.0528)      (.0324)      (.0304)      (.0441)      (.0302)
                                                  -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF YEAR....................  $    1.0000  $    1.0000  $    1.0000  $    1.0000  $    1.0000
                                                  -----------  -----------  -----------  -----------  -----------
                                                  -----------  -----------  -----------  -----------  -----------

TOTAL RETURN (%)(a).............................         5.38         3.30         3.08         4.49         3.06

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net
   assets (b)...................................          .42          .38          .39          .41          .23
  Operating expenses, gross to average daily net
   assets (b)...................................          .42          .39          .46          .42          .43
  Net investment income to average daily net
   assets (b)...................................         5.37         3.27         3.04         4.26         5.94
  Net assets, end of year ($000 omitted)........      490,138      251,165      137,136      156,707       94,646
  Per share amount of fees waived
   ($ omitted)..................................      --           --           --             .0001        .0011
  Per share amount of fees reimbursed by Adviser
   ($ omitted)..................................      --             .0001        .0007      --           --


------------------------
 ++ For the period  March 1,  1991 (commencement  of operations)  to August  31,
    1991.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended August 31, 1991 are annualized.

                           THE SEVEN SEAS SERIES FUND

    The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class A shares in The Seven Seas Series US Government Money Market Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. A shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The Fund has a fundamental investment objective, which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

    The Government Money Market Fund's fundamental investment objective is to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.

    The Fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments. (See "Investment Policies -- US Government Securities.") Under normal market conditions, the Government Money Market Fund will be 100% invested in such securities.

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on these investment policies, please see the Statement of Additional

Information. To the extent consistent with the Fund's fundamental investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.

    ILLIQUID SECURITIES. The Fund will invest no more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

    MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Fund may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

    ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

    VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

INVESTMENT RESTRICTIONS

    The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Domestic and foreign branches of US banks and domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure permitted borrowings.

                               PORTFOLIO MATURITY

    The Fund must limit investments to securities with remaining maturities of 397 days or less (as determined in accordance with applicable SEC regulations) and must maintain a dollar-weighted average maturity of 90 days or less. The Fund normally holds portfolio instruments to maturity but may dispose of them prior to maturity if Adviser finds it advantageous.

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

                                     TAXES

    The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in a class and rounding to the nearest cent. The Fund determines net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

    VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                            PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below. Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.


    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form ("Application") for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800)
647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series US Government Money Market Fund.

    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the Fund to be invested in; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series US Government Money Market Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

    3. Completing the Application and forwarding it to Transfer Agent at the above address.


    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series US Government Money Market Fund. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


    CASH SWEEP PROGRAM. Money managers of master trust clients may participate in a cash sweep program to automatically invest excess cash in the Fund. A money manager must select the Fund, give authorization to complete the Fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the Fund on a daily basis. Where Adviser acts as money manager, Adviser will receive an advisory fee from the client.

    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer

Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


    EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series US Government Money Market Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.


                           REDEMPTION OF FUND SHARES

    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored. A dividend will be paid on shares redeemed if the redemption request is received by State Street Bank and Trust Company after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.

    EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series US Government Money Market Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


    MAIL.   Redemption requests may be made  in writing directly to State Street
Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series US Government

Money Market Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:

    1. A letter of instruction or a stock assignment stating the Fund or Funds out of which the shares are to be redeemed and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such other supporting legal documents,  if required by applicable law  or
       Transfer   Agent,  in   the  case  of   estates,  trusts,  guardianships,
       custodianships, corporations and pension and profit-sharing plans.

    The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


    ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


    Adviser, subject to Board supervision, directs the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State
Street, who retains voting control of them. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Fund, with assets of $7.2 billion as of October 31, 1995.


    Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class A shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .20% per annum of the average daily net asset value of the

Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


    Payments to Distributor, as well as payments to Service Organizations from the Fund, are not permitted by the Plan to exceed .25% per year of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The Fund's principal expenses are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise the yield and effective yield of its Class A shares. The yield of each Fund refers to the income generated by an investment in Class A shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    From time to time, the Fund may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

    From time to time the Fund may advertise the total return of its Class A Shares. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund's Class A Shares over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the
Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling Transfer Agent at (800) 647-7327.

    ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Government Money Market Fund is one such series. Shares of a fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Each class of shares of the Fund has identical rights and privileges as all other shares of the Fund and participates equally in the dividends and distributions of the Fund. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights. Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Government Money Market Fund are divided into Class A, Class B and

Class C. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of that Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under rule 12b-1 for Class A shares. Similar plans have been adopted for Class B and Class C shares. However, total payments under those plans are limited to .35% and .60% annually of the average net asset value of the Class B and Class C shares, respectively of the Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and .50% lower, respectively, than the yield on Class A shares.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    Investment Company does not issue share certificates for the Fund. Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110
ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402
LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                           THE SEVEN SEAS SERIES FUND

                    The Seven Seas Series Money Market Fund
             The Seven Seas Series US Government Money Market Fund
                The Seven Seas Series Tax Free Money Market Fund
                    The Seven Seas Series S&P 500 Index Fund
                      The Seven Seas Series Small Cap Fund
                    The Seven Seas Series Matrix Equity Fund
                     The Seven Seas Series Yield Plus Fund
                  The Seven Seas Series Growth and Income Fund
                    The Seven Seas Series Intermediate Fund
                The Seven Seas Series Active International Fund
                  The Seven Seas Series Emerging Markets Fund

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                               MONEY MARKET FUNDS

                                 CLASS B SHARES

   The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers Class B shares of beneficial interest in the mutual funs listed below, each referred to as a "Fund." Shares may not be purchased by individuals directly, but must be purchased through a financial institution which is permitted by contract with the Funds to offer the shares. This Prospectus should be read together with any materials provided by such institution.

   Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

   THE SEVEN SEAS SERIES MONEY MARKET FUND seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

   THE SEVEN SEAS SERIES US GOVERNMENT MONEY MARKET FUND seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
   INVESTMENTS IN THE MONEY MARKET FUND AND US GOVERNMENT MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT EITHER THE MONEY MARKET FUND OR US GOVERNMENT MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
   SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


   This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.


    Investment Adviser,
        Custodian                    Distributor:                  Administrator:
    and Transfer Agent:        Russell Fund Distributors,      Frank Russell Investment
State Street Bank and Trust               Inc.                    Management Company
          Company                Two International Place             909 A Street
    225 Franklin Street                35th Floor             Tacoma, Washington  98402
Boston, Massachusetts 02110   Boston, Massachusetts  02110          (206) 627-7001
      (617) 654-4721                (617) 654-6089

                         PROSPECTUS DATED DECEMBER 29, 1995

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .   4

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

The Seven Seas Series Fund . . . . . . . . . . . . . . . . . . . . . . . . .   8

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

Investment Objectives, Policies and Restrictions . . . . . . . . . . . . . .   8

Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . . .  13

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  15

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .  15

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .  16

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . . .  20

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                                     SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in the Prospectus.

INVESTMENT OBJECTIVE. The Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less. Such securities consist principally of: US Treasury bills, notes and bonds; other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; instruments of US and foreign banks; and commercial paper of US and foreign companies.

The US Government Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less. The Fund's portfolio typically consists entirely of securities issued or guaranteed by the US Government or its agencies or instrumentalities.

DIVIDENDS. Dividends from net investment income are declared daily and paid monthly. Net capital gains, if any, are distributed annually.

POTENTIAL INVESTORS. The Funds are designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. In this Prospectus, Class B shares of the Funds are offered to customers of certain financial institutions ("Service Organizations") who act as record holders of the shares and provide services to their customers who invest in the Funds.

PURCHASES AND REDEMPTIONS. Because shares of the Funds are offered through Service Organizations, to purchase and redeem shares potential investors should contact their Service Organizations for information regarding purchase and redemption procedures. Shares may be purchased or redeemed at the net asset value next determined after receipt of the order.

INVESTMENT ADVISERS. State Street Bank and Trust Company serves as investment adviser to the Funds in return for a fee equal to .25% annually of each Fund's average daily net assets.

CERTAIN CLASS INFORMATION. The shares of each Fund are divided into three classes: Class A, Class B and Class C. Class A shares are designed for institutional investors. Class B shares are offered through Service Organizations that provide certain account administration services. Class C shares are offered through Service Organizations that provide certain account administration and shareholder liaison services. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of shares of that Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately
 .05%, .30% and .55%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares of the Money Market Fund are equal to approximately .38%, .65% and .93%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares of the US Government Money Market Fund are equal to approximately .39%, .68% and .93%, respectively, of the average daily net asset value of the shares of the class.

                             FUND OPERATING EXPENSES
                     THE SEVEN SEAS SERIES MONEY MARKET FUND
                                 CLASS B SHARES

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class B shares of the Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
     Sales Load Imposed on Purchases                          None
     Sales Load Imposed on Reinvested Dividends               None
     Deferred Sales Load                                      None
     Redemption Fees                                          None
     Exchange Fee                                             None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
     Advisory Fees                                            .25%
     12b-1 Fees (including Shareholder Servicing Fees) (1,2)  .30
     Other Expenses(2)                                        .10
                                                              ----
     Total Operating Expenses(3)                              .65%
                                                              ----
                                                              ----

Examples:                                 1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------                                ----------------------------------------
You would pay the following expenses
on a $1,000 investment, assuming:  (i)
5% annual return; and (ii) redemption
at the end of each time period:             $ 7      $21       $36      $81
                                            ---      ---       ---      ---
                                            ---      ---       ---      ---



-------------------------------------
(1) 12b-1 Fees include shareholder servicing fees payable to Service Organizations in the amount of .25% of annual average daily net asset value of the Fund's Class B shares.
(2) "Other Expenses" and a portion of 12b-1 fees are based on estimated amounts for the current fiscal year.
(3) Service organizations may impose additional fees for services provided to investors. Investors should contact their service organization for information concerning what additional fees, if any, will be charged.

     Long-term holders of the Fund's Class B shares may pay more in Rule 12b-1 fees than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             FUND OPERATING EXPENSES
              THE SEVEN SEAS SERIES US GOVERNMENT MONEY MARKET FUND
                                 CLASS B SHARES

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class B shares of the US Government Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
     Sales Load Imposed on Purchases                           None
     Sales Load Imposed on Reinvested Dividends                None
     Deferred Sales Load                                       None
     Redemption Fees                                           None
     Exchange Fee                                              None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
     Advisory Fees                                            .25%
     12b-1 Fees (including Shareholder Servicing Fees)(1,2)   .30
     Other Expenses(2)                                        .13
                                                              ----
     Total Operating Expenses(3)                              .68%
                                                              ----
                                                              ----

Examples:                               1 YEAR    3 YEARS   5 YEARS  10 YEARS
--------                             -------------------------------------------
You would pay the following
expenses on a $1,000 investment,
assuming: (i) 5% annual return;
and (ii) redemption at the end
of each time period:                      $7        $22       $38       $85
                                          --        ---       ---       ---
                                          --        ---       ---       ---




-------------------------------------
(1) 12b-1 Fees include shareholder servicing fees payable to Service Organizations in the amount of .25% of annual average daily net asset value of the Fund's Class B shares.
(2) "Other Expenses" and a portion of 12b-1 fees are based on estimated amounts for the current fiscal year.
(3) Service organizations may impose additional fees for services provided to investors. Investors should contact their service organization for information concerning what additional fees, if any, will be charged.

Long-term holders of the Fund's Class B shares may pay more in Rule 12b-1 fees than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                     THE SEVEN SEAS SERIES MONEY MARKET FUND

The following table contains important financial information relating to the Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended
August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.


                                   1995        1994        1993        1992        1991        1990        1989          1988++
                                   ----        ----        ----        ----        ----        ----        ----          ----
NET ASSET VALUE,
 BEGINNING OF YEAR                $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000       $1.0000
                                  -------     -------     -------     -------     -------     -------     -------       -------

INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income             .0538       .0330       .0320       .0458       .0686       .0817       .0883         .0239
                                  -------     -------     -------     -------     -------     -------     -------       -------
LESS DISTRIBUTIONS:
  Net investment income            (.0538)     (.0330)     (.0320)     (.0458)     (.0686)     (.0817)     (.0883)       (.0239)
                                  -------     -------     -------     -------     -------     -------     -------       -------
NET ASSET VALUE,
 END OF YEAR                      $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000     $1.0000       $1.0000
                                  -------     -------     -------     -------     -------     -------     -------       -------
                                  -------     -------     -------     -------     -------     -------     -------       -------
TOTAL RETURN (%)(a)                  5.52        3.35        3.24        4.68        7.08        8.48        9.19          2.41

RATIOS(%)/SUPPLE-
 MENTAL DATA:
  Operating expenses, net,
   to average daily net
   assets (b)                         .39         .36         .33         .35         .37         .37         .43           .44
  Operating expenses,
   gross, to average daily
   net assets (b)                     .39         .36         .38         .35         .38         .43         .51           .63
  Net investment income
   to average daily net
   assets                            5.37        3.33        3.20        4.40        6.59        8.13        8.97          7.30
  Net assets, end of year
   ($000 omitted)               2,752,895   3,020,796   2,502,483   4,263,057   1,645,428     650,598     442,614       193,777
  Per share amount of fees
   waived ($ omitted)                  --          --       .0005          --       .0000       .0005       .0004         .0010

-----------------------
++   For the period May 2, 1988 (commencement of operations) to August 31, 1988.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1988 are annualized.

                              FINANCIAL HIGHLIGHTS
              THE SEVEN SEAS SERIES US GOVERNMENT MONEY MARKET FUND

The following table contains important financial information relating to the Government Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Government Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.


                                        1995     1994    1993     1992      1991++
                                        ----     ----    ----     ----      ----
     NET ASSET VALUE,
      BEGINNING OF YEAR               $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                                      -------  -------  -------  -------  -------

     INCOME FROM INVESTMENT
      OPERATIONS:
       Net investment income           .0528    .0324    .0304    .0441    .0302
                                     -------  -------  -------  -------  -------
     LESS DISTRIBUTIONS:
       Net investment income          (.0528)  (.0324)  (.0304)  (.0441)  (.0302)
                                     -------  -------  -------  -------  -------
     NET ASSET VALUE,
      END OF YEAR                    $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                                     -------  -------  -------  -------  -------
                                     -------  -------  -------  -------  -------
     TOTAL RETURN (%)(a)                5.38     3.30     3.08     4.49     3.06

     RATIOS (%)/SUPPLE-
      MENTAL DATA:
       Operating expenses, net,
        to average daily net
        assets (b)                       .42      .38      .39      .41      .23
       Operating expenses, gross
        to average daily net
        assets (b)                       .42      .39      .46      .42      .43
       Net investment income
        to average daily net
        assets (b)                      5.37     3.27     3.04     4.26     5.94
       Net assets, end of year
        ($000 omitted)               490,138  251,165  137,136  156,707   94,646
       Per share amount of fees
        waived ($ omitted)                --       --       --    .0001    .0011
       Per share amount of fees
        waived by Adviser
        ($ omitted)                       --    .0001    .0007       --       --

----------------------------
++   For the period March 1, 1991 (commencement of operations) to August 31,
     1991.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1991 are annualized.

                           THE SEVEN SEAS SERIES FUND

     The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class B shares in two such portfolios (collectively, "Funds"): The Seven Seas Series Money Market Fund ("Money Market Fund") and The Seven Seas Series US Government Money Market Fund ("Government Money Market Fund"). State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for each Fund.

                               MANNER OF OFFERING

     The Funds are designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. Class B shares of the Funds are offered to customers of certain financial institutions ("Service Organizations") that act as record holders of shares and provide services to their customers who invest in the Funds. Each Service Organization may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of these shares falls below a predetermined amount.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     Each Fund has a fundamental investment objective, which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that either Fund will meet its investment objective.


MONEY MARKET FUND

     The Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

     The Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities;
(3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations; (7) variable amount master demand notes; and (8) repurchase agreements.

     The Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolio's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

GOVERNMENT MONEY MARKET FUND

     The Government Money Market Fund's fundamental investment objective is to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.

     The Fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments. (See "Investment Policies -- US Government Securities.") Under normal market conditions, the Government Money Market Fund will be 100% invested in such securities.

INVESTMENT POLICIES

     The investment policies described below reflect the Funds' current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. To the extent consistent with the Fund's investment objective and restrictions the Fund may invest in the following instruments and may use the following investment techniques:

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.




     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount.
 The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


     FORWARD COMMITMENTS. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

     WHEN-ISSUED TRANSACTIONS. The Funds may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Funds segregate cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. Each Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Funds will not invest more than 25% of their net assets in when-issued securities.

     ILLIQUID SECURITIES. Neither Fund will invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Funds may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     EURODOLLAR CERTIFICATES OF DEPOSIT, EURODOLLAR TIME DEPOSITS AND YANKEE CERTIFICATES OF DEPOSIT (MONEY MARKET FUND ONLY). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

     Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, record keeping and public reporting requirements.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

INVESTMENT RESTRICTIONS

     Each Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Funds' investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. Each Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Domestic and foreign branches of US banks and domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                               PORTFOLIO MATURITY

     Each Fund must limit investments to securities with remaining maturities of 397 days or less (as determined in accordance with applicable SEC regulations) and must maintain a dollar-weighted average maturity of 90 days or less. The Funds normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous.

                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare dividends on shares of each Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short-term and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for a Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Funds do not expect any material long-term capital gains or losses.

     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive all or a portion of such dividends and distributions in cash. Such election may be made by giving 10 days' written notice to Transfer Agent. Investors should contact their Service Organizations regarding procedures for the payment of dividends.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Funds and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

                                      TAXES

     Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended. As a RIC, each Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Funds' net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of a Fund's income attributable to US Treasury and agency obligations. The Funds are required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of a Fund is determined by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in a class and rounding to the nearest cent. The Funds determine net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

     VALUATION OF FUND SECURITIES. Each Fund seeks to maintain a $1.00 per share net asset value and, accordingly, use the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                             PURCHASE OF FUND SHARES

     Shares are offered through Service Organizations, who act as record holders of the shares and provide services to their customers who invest in shares. To purchase shares, investors should contact a Service Organization and follow its procedures for the purchase of shares. Beneficial ownership of shares will be recorded by Service Organizations and reflected in account statements provided to their customers.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day. All purchases must be made in US dollars. Purchase orders and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below. Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.

     ORDER AND PAYMENT PROCEDURES. On behalf of their customers, Service Organizations may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

     1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the Service Organization's account registration number, address and tax identification number; (2) the name of the Fund to be invested in; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

     2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Fund, Mutual Funds Service Division (DDA #9904-631-
          0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

     Each Fund reserves the right to reject any order.

     Service Organizations may charge investors fees for certain services. Investors should contact their Service Organization for information concerning what additional fees, if any, may be charged.

     EXCHANGE PRIVILEGE. An investor's Service Organization may permit shares of either Fund to be exchanged for shares of certain other investment portfolios. Shares are exchanged on the basis of relative net asset value per share. Investors should contact their Service Organizations for information regarding exchange options and procedures and fees imposed in connection with exchanges.

                            REDEMPTION OF FUND SHARES

     Investors may redeem all or part of their shares in accordance with instructions and limitations pertaining to their account at a Service Organization. These procedures will vary according to the type of account and the Service Organization involved, and investors should consult their account managers in this regard. It is the responsibility of the Service Organizations to transmit redemption orders to the Transfer Agent and credit their customers' accounts with the redemption proceeds on a timely basis.

     On behalf of their customers, Service Organizations may redeem Fund shares on any business day at the net asset value next determined after the receipt of a redemption request. Payment for redemption orders will be wired in federal funds to the Service Organization's account at a domestic commercial bank that is a member of the Federal Reserve System. The Funds reserve the right to suspend redemptions or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

     A dividend will be paid on shares redeemed if the redemption request is received by State Street Bank and Trust Company after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.

                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Funds.


     ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Funds. State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


     Adviser, subject to Board supervision, directs the investments of each Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, each Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Funds, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Funds are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If Adviser were prohibited from serving the Funds in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Funds may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.



     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Funds. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including those Funds presented in this Prospectus, with assets of $7.2 billion as of October 31, 1995.


     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Funds' operations;
(2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds' books and records; (3) arrange the periodic updating of the Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Funds and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class B shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .35% of the net asset value of Class B shares of each Fund for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and
(3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide distribution and shareholder services with respect to Class B shares of the Funds held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: processing customer purchase and redemption requests; answering inquiries regarding the Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; transmitting proxy statements, annual and semi-annual reports, prospectuses and other communications from the Funds to customers; and such other services as the customers may request in connection with the Funds, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from each Fund a monthly fee at a rate that shall not exceed .25% per annum of the average daily net asset value of the Fund's Class B shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

     Payments to Distributor, as well as payments to Service Organizations from a Fund, are not permitted by the Plan to exceed .35% per year of the average net asset value of the Fund's Class B shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .35% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses may be carried forward indefinitely. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                  FUND EXPENSES

     The Funds will pay all of their expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Funds are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees, (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates;
(11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Funds. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                            PERFORMANCE CALCULATIONS

     From time to time the Funds may advertise the yield and effective yield of their Class B shares. The yield of each Fund refers to the income generated by an investment in Class B shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     From time to time, the Funds may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

     From time to time, the Funds may advertise the total return of their Class B shares. The total return of a Fund is the average annual compounded rate of return from a hypothetical investment in the Fund's Class B shares over one, five and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, the

Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Funds may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Quoted yields and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Funds, provides portfolio record keeping services and serves as the Funds' transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Funds except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Potential investors who wish to obtain more information about the Funds should contact a Service Organization. Inquiries from Servicing Organizations regarding the Prospectus and financial statements may be made by calling Distributor at
(617) 654-6089.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Money Market and Government Money Market Funds are two such series. Shares of a Fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights. Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Money Market and Government Money Market Funds are divided into Class A, Class B and Class C. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, provided, however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under rule 12b-1 for Class B shares. Similar plans have been adopted for Class A and Class C shares. However, total payments under those plans are limited to .25% and .60% annually of the average net asset value of the Class A and Class C shares, respectively of a Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and .50% lower, respectively, than the yield on Class A shares.

     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                               MONEY MARKET FUNDS

                                 CLASS C SHARES

   The Seven Seas Series Fund is a registered open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers Class C shares of beneficial interest in the mutual funds listed below, each referred to as a "Fund." Shares may not be purchased by individuals directly, but must be purchased through a financial institution which is permitted by contract with the Funds to offer the shares. This Prospectus should be read together with any materials provided by such institution.

   Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

   THE SEVEN SEAS SERIES MONEY MARKET FUND seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

   THE SEVEN SEAS SERIES US GOVERNMENT MONEY MARKET FUND seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
   INVESTMENTS IN THE MONEY MARKET FUND AND US GOVERNMENT MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT EITHER THE MONEY MARKET FUND OR US GOVERNMENT MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
   SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

   This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.


Investment Adviser, Custodian
     and Transfer Agent:                  Distributor:                    Administrator:
State Street Bank and Trust        Russell Fund Distributors, Inc.    Frank Russell Investment
          Company                      Two International Place         Management Company
    225 Franklin Street                     35th Floor                    909 A Street
Boston, Massachusetts 02110          Boston, Massachusetts  02110    Tacoma, Washington  98402
      (617) 654-4721                        (617) 654-6089                (206) 627-7001



                        PROSPECTUS DATED DECEMBER 29, 1995

                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----

Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .     4

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

The Seven Seas Series Fund . . . . . . . . . . . . . . . . . . . . . . . .     8

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8

Investment Objectives, Policies and Restrictions . . . . . . . . . . . . .     8

Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .    13

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . .    15

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .    15

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . .    16

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . .    20

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . .    21

                                     SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in the Prospectus.

INVESTMENT OBJECTIVE. The Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less. Such securities consist principally of: US Treasury bills, notes and bonds; other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; instruments of US and foreign banks; and commercial paper of US and foreign companies.

The US Government Money Market Fund's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less. The Fund's portfolio typically consists entirely of securities issued or guaranteed by the US Government or its agencies or instrumentalities.

DIVIDENDS. Dividends from net investment income are declared daily and paid monthly. Net capital gains, if any, are distributed annually.

POTENTIAL INVESTORS. The Funds are designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. In this Prospectus, Class C shares of the Funds are offered to customers of certain financial institutions ("Service Organizations") who act as record holders of the shares and provide services to their customers who invest in the Funds.

PURCHASES AND REDEMPTIONS. Because shares of the Funds are offered through Service Organizations, to purchase and redeem shares potential investors should contact their Service Organizations for information regarding purchase and redemption procedures. Shares may be purchased or redeemed at the net asset value next determined after receipt of the order.

INVESTMENT ADVISERS. State Street Bank and Trust Company serves as investment adviser to the Funds in return for a fee equal to .25% annually of each Fund's average daily net assets.


CERTAIN CLASS INFORMATION. The shares of each Fund are divided into three classes: Class A, Class B and Class C. Class A shares are designed for institutional investors. Class B shares are offered through Service Organizations that provide certain account administration services. Class C shares are offered through Service Organizations that provide certain account administration and shareholder liaison services. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of shares of that Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately
 .05%, .30% and .55%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares of the Money Market Fund are equal to approximately .38%, .65% and .93%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares of the US Government Money Market Fund are equal to approximately .39%, .68% and .93%, respectively, of the average daily net asset value of the shares of the class.

                             FUND OPERATING EXPENSES
                     THE SEVEN SEAS SERIES MONEY MARKET FUND
                                 CLASS C SHARES

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class C shares of the Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------

   Sales Load Imposed on Purchases                                None
   Sales Load Imposed on Reinvested Dividend                      None
   Deferred Sales Load                                            None
   Redemption Fees                                                None
   Exchange Fee                                                   None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)

   Advisory Fees                                                  .25%
   12b-1 Fees (including Shareholder Servicing Fees)(1,2)         .55
   Other Expenses(2)                                              .13
                                                                  ----

Total Operating Expenses(3)                                       .93%
                                                                  ----


Examples:                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------                               --------------------------------------
You would pay the following expenses
on a $1,000 investment, assuming: (i)
5% annual return; and (ii) redemption
at the end of each time period:           $9     $30     $51     $114
                                          --     ---     ---     ----
                                          --     ---     ---     ----




-----------------------------------
(1) 12-b Fees include shareholder servicing fees payable to Service Organizations in the amount of .25% of the annual average daily net asset value of the Fund's Class C Shares.

(2) "Other Expenses" and a portion of 12b-1 fees are based on estimated amounts for the current fiscal year.

(3) Service Organizations may impose additional fees for services provided to investors. Investors should contact their Service Organization for information concerning what additional fees, if any, will be charged.

     Long-term holders of the Fund's Class C shares may pay more in Rule 12b-1 fees than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             FUND OPERATING EXPENSES
              THE SEVEN SEAS SERIES US GOVERNMENT MONEY MARKET FUND
                                 CLASS C SHARES

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class C shares of the US Government Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------

     Sales Load Imposed on Purchases                           None
     Sales Load Imposed on Reinvested Dividends                None
     Deferred Sales Load                                       None
     Redemption Fees                                           None
     Exchange Fee                                              None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
     Advisory Fees                                             .25%
     12b-1 Fees (including Shareholder Servicing Fees)(1,2)    .55
     Other Expenses(2)                                         .13
                                                               ----
     Total Operating Expenses(3)                               .93%
                                                               ----
                                                               ----

Examples:                              1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------                             -------------------------------------------
Your would pay the following
expenses on a $1,000 investment,
assuming: (i) 5% annual return; and
(ii) redemption at the end of each
time period:                            $9         $30       $51        $114
                                        --         ---       ---        ----
                                        --         ---       ---        ----




-----------------------------------

(1) 12-b Fees include shareholder servicing fees payable to Service Organizations in the amount of .25% of the annual average daily net asset value of the Fund's Class C Shares.

(2) "Other Expenses" and a portion of 12b-1 fees are based on estimated amounts for the current fiscal year.

(3) Service Organizations may impose additional fees for services provided to investors. Investors should contact their Service Organization for information concerning what additional fees, if any, will be charged.

     Long-term holders of the Fund's Class C shares may pay more in Rule 12b-1 fees than the economic equivalent of the front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                     THE SEVEN SEAS SERIES MONEY MARKET FUND

The following table contains important financial information relating to the Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended
August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.


                                  1995       1994       1993       1992       1991      1990      1989      1988++
                                  ----       ----       ----       ----       ----      ----      ----      ----
NET ASSET VALUE,
 BEGINNING OF YEAR               $1.0000    $1.0000    $1.0000    $1.0000    $1.0000   $1.0000   $1.0000   $1.0000
                                 -------    -------    -------    -------    -------   -------   -------   -------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income            .0538      .0330      .0320      .0458      .0686     .0817     .0883     .0239
                                 -------    -------    -------    -------    -------   -------   -------   -------
LESS DISTRIBUTIONS:
  Net investment income           (.0538)    (.0330)    (.0320)    (.0458)    (.0686)   (.0817)   (.0883)   (.0239)
                                 -------    -------    -------    -------    -------   -------   -------   -------
NET ASSET VALUE,
 END OF YEAR                     $1.0000    $1.0000    $1.0000    $1.0000    $1.0000   $1.0000   $1.0000   $1.0000
                                 -------    -------    -------    -------    -------   -------   -------   -------
                                 -------    -------    -------    -------    -------   -------   -------   -------

TOTAL RETURN (%)(a)                 5.52       3.35       3.24       4.68       7.08      8.48      9.19      2.41

RATIOS(%)/SUPPLE-
 MENTAL DATA:
  Operating expenses, net,
   to average daily net
   assets (b)                        .39        .36        .33        .35        .37       .37       .43       .44
  Operating expenses,
   gross, to average daily
   net assets (b)                    .39        .36        .38        .35        .38       .43       .51       .63
  Net investment income
   to average daily net
   assets                           5.37       3.33       3.20       4.40       6.59      8.13      8.97      7.30
  Net assets, end of year
   ($000 omitted)              2,752,895  3,020,796  2,502,483  4,263,057  1,645,428   650,598   442,614   193,777
  Per share amount of fees
   waived ($ omitted)                  --        --      .0005         --      .0000     .0005     .0004     .0010

-----------------------
++   For the period May 2, 1988 (commencement of operations) to August 31, 1988.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1988 are annualized.

                              FINANCIAL HIGHLIGHTS
              THE SEVEN SEAS SERIES US GOVERNMENT MONEY MARKET FUND

The following table contains important financial information relating to the Government Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Government Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.


                                        1995    1994     1993     1992     1991++
                                        ----     ----     ----     ----     ----
     NET ASSET VALUE,
      BEGINNING OF YEAR               $1.0000  $1.0000  $1.0000  $1.0000   $1.0000
                                      -------  -------  -------  -------   -------
     INCOME FROM INVESTMENT
      OPERATIONS:
       Net investment income            .0528    .0324    .0304    .0441     .0302
                                      -------  -------  -------  -------   -------
     LESS DISTRIBUTIONS:
       Net investment income           (.0528)  (.0324)  (.0304)  (.0441)   (.0302)
                                      -------  -------  -------  -------   -------
     NET ASSET VALUE,
      END OF YEAR                     $1.0000  $1.0000  $1.0000  $1.0000   $1.0000
                                      -------  -------  -------  -------   -------
                                      -------  -------  -------  -------   -------
     TOTAL RETURN (%)(a)                 5.38     3.30     3.08     4.49      3.06

     RATIOS (%)/SUPPLE-
      MENTAL DATA:
       Operating expenses, net,
        to average daily net
        assets (b)                        .42      .38      .39      .41       .23
       Operating expenses, gross
        to average daily net
        assets (b)                        .42      .39      .46      .42       .43
       Net investment income
        to average daily net
        assets (b)                       5.37     3.27     3.04     4.26      5.94
       Net assets, end of year
        ($000 omitted)                490,138  251,165  137,136  156,707    94,646
       Per share amount of fees
        waived ($ omitted)                 --       --       --    .0001     .0011
       Per share amount of fee
        reimbursed by Adviser
        ($ omitted)                        --    .0001    .0007       --        --


-----------------------
++   For the period March 1, 1991 (commencement of operations) to August 31,
     1991.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended August 31, 1991 are annualized.

                           THE SEVEN SEAS SERIES FUND

     The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class C shares in two such portfolios (collectively, "Funds"): The Seven Seas Series Money Market Fund ("Money Market Fund") and The Seven Seas Series US Government Money Market Fund ("Government Money Market Fund"). State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for each Fund.

                               MANNER OF OFFERING

     The Funds are designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. Class C shares of the Funds are offered to customers of certain financial institutions ("Service Organizations") that act as record holders of shares and provide services to their customers who invest in the Funds. Each Service Organization may set a minimum initial investment for its customers and may involuntarily redeem all shares in an investor's account if the value of these shares falls below a predetermined amount.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     Each Fund has a fundamental investment objective, which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that either Fund will meet its investment objective.

MONEY MARKET FUND

     The Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

     The Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities;
(3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations; (7) variable amount master demand notes; and (8) repurchase agreements.

     The Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolio's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

GOVERNMENT MONEY MARKET FUND

     The Government Money Market Fund's fundamental investment objective is to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.

     The Fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments. (See "Investment Policies -- US Government Securities.") Under normal market conditions, the Government Money Market Fund will be 100% invested in such securities.

INVESTMENT POLICIES

     The investment policies described below reflect the Funds' current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. To the extent consistent with the Fund's fundamental investment objective and restrictions the Fund may invest in the following instruments and may use the following investment techniques:

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


     FORWARD COMMITMENTS. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

     WHEN-ISSUED TRANSACTIONS. The Funds may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Funds segregate cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. Each Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Funds will not invest more than 25% of their net assets in when-issued securities.

     ILLIQUID SECURITIES. Neither Fund will invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on the investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Funds may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     EURODOLLAR CERTIFICATES OF DEPOSIT, EURODOLLAR TIME DEPOSITS AND YANKEE CERTIFICATES OF DEPOSIT (MONEY MARKET FUND ONLY). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

     Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, record keeping and public reporting requirements.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

INVESTMENT RESTRICTIONS

     Each Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Funds' investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. Each Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Domestic and foreign branches of US banks and domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                               PORTFOLIO MATURITY

     Each Fund must limit its investments to securities with remaining maturities of 397 days or less (as determined in accordance with applicable SEC regulations) and must maintain a dollar-weighted average maturity of 90 days or less. The Funds normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous.

                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare dividends on shares of each Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short-term and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for a Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Funds do not expect any material long-term capital gains or losses.

     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive all or a portion of such dividends and distributions in cash. Such election may be made by giving 10 days' written notice to Transfer Agent. Investors should contact their Service Organizations regarding procedures for the payment of dividends.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Funds and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

                                      TAXES

     Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, each Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Funds' net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of a Fund's income attributable to US Treasury and agency obligations. The Funds are required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of a Fund is determined by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in a class and rounding to the nearest cent. The Funds determine net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

     VALUATION OF FUND SECURITIES. Each Fund seeks to maintain a $1.00 per share net asset value and, accordingly, use the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                             PURCHASE OF FUND SHARES

     Shares are offered through Service Organizations, who act as record holders of the shares and provide services to their customers who invest in shares. To purchase shares, investors should contact a Service Organization and follow its procedures for the purchase of shares. Beneficial ownership of shares will be recorded by Service Organizations and reflected in account statements provided to their customers.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day. All purchases must be made in US dollars. Purchase orders and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below. Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.

     ORDER AND PAYMENT PROCEDURES. On behalf of their customers, Service Organizations may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

     1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the Service Organization's account registration number, address and tax identification number; (2) the name of the Fund to be invested in; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

     2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Fund, Mutual Funds Service Division (DDA #9904-631-
          0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

     Each Fund reserves the right to reject any order.

     Service Organizations may charge investors fees for certain services. Investors should contact their Service Organization for information concerning what additional fees, if any, may be charged.

     EXCHANGE PRIVILEGE. An investor's Service Organization may permit shares of either Fund to be exchanged for shares of certain other investment portfolios. Shares are exchanged on the basis of relative net asset value per share. Investors should contact their Service Organizations for information regarding exchange options and procedures and fees imposed in connection with exchanges.

                            REDEMPTION OF FUND SHARES

     An investor may redeem all or part of their shares in accordance with instructions and limitations pertaining to their account at a Service Organization. These procedures will vary according to the type of account and the Service Organization involved, and investors should consult their account managers in this regard. It is the responsibility of the Service Organizations to transmit redemption orders to the Transfer Agent and credit their customers' accounts with the redemption proceeds on a timely basis.

     On behalf of their customers, Service Organizations may redeem Fund shares on any business day at the net asset value next determined after the receipt of a redemption request. Payment for redemption orders will be wired in federal funds to the Service Organization's account at a domestic commercial bank that is a member of the Federal Reserve System. The Funds reserve the right to suspend redemptions or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

     A dividend will be paid on shares redeemed if the redemption request is received by State Street Bank and Trust Company after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.


                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Funds.


     ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Funds. State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


     Adviser, subject to Board supervision, directs the investments of each Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, each Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Funds, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Funds are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If Adviser were prohibited from serving the Funds in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Funds may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Funds. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including those Funds presented in this Prospectus, with assets of $7.2 billion as of October 31, 1995.


     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Funds' operations;
(2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds' books and records; (3) arrange the periodic updating of the Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Funds and Investment

Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Funds have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class C shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .60% of the net asset value of Class C shares of each Fund for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and
(3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide distribution and shareholder services with respect to Class C shares of the Funds held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: processing customer purchase and redemption requests; answering inquiries regarding the Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; transmitting proxy statements, annual and semi-annual reports, prospectuses and other communications from the Funds to customers; and such other services as the customers may request in connection with the Funds, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from each Fund a monthly fee at a rate that shall not exceed .50% per annum of the average daily net asset value of the Fund's Class C shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

     Payments to Distributor, as well as payments to Service Organizations from a Fund, are not permitted by the Plan to exceed .60% per year of the average net asset value of the Fund's Class C shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .60% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses may be carried forward indefinitely. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                  FUND EXPENSES

     The Funds will pay all of their expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Funds are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees, (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates;
(11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Funds. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                            PERFORMANCE CALCULATIONS

     From time to time the Funds may advertise the yield and effective yield of their Class C shares. The yield of each Fund refers to the income generated by an investment in Class C shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     From time to time, the Funds may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

     From time to time, the Funds may advertise the total return of their Class C shares. The total return of a Fund is the average annual compounded rate of return from a hypothetical investment in the Fund's Class C shares over one, five and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Funds may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Quoted yields and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Funds, provides portfolio record keeping services and serves as the Funds' transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Funds except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Potential investors who wish to obtain more information about the Funds should contact a Service Organization. Inquiries from Servicing Organizations regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Money Market and Government Money Market Funds are two such series. Shares of a Fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights. Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Money Market and Government Money Market Funds are divided into Class A, Class B and Class C. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, provided, however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under rule 12b-1 for Class C shares. Similar plans have been adopted for Class A and Class B shares. However, total payments under those plans are limited to .25% and .35% annually of the average net asset value of the Class A and Class B shares, respectively of a Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and .50% lower, respectively, than the yield on Class A shares.

     Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089

                               MATRIX EQUITY FUND

    The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one mutual fund, The Seven Seas Series Matrix Equity Fund (referred to in this Prospectus as the "Matrix Fund" or the "Fund"). The Matrix Fund seeks to provide total returns that exceed over time the S&P 500 Index through investment in equity securities. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.


INVESTMENT ADVISER, CUSTODIAN
     AND TRANSFER AGENT:               DISTRIBUTOR:                  ADMINISTRATOR:
 State Street Bank and Trust    Russell Fund Distributors,      Frank Russell Investment
           Company                         Inc.                    Management Company
     225 Franklin Street         Two International Place,             909 A Street
 Boston, Massachusetts 02110            35th Floor              Tacoma, Washington 98402
       (617) 654-4721           Boston, Massachusetts 02110          (206) 627-7001
                                      (617) 654-6089


                       PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                             ---------
Fund Operating Expenses....................................................................................          3
Financial Highlights.......................................................................................          4
The Seven Seas Series Fund.................................................................................          5
Manner of Offering.........................................................................................          5
Investment Objective, Policies and Restrictions............................................................          5
Certain Risk Factors.......................................................................................          9
Portfolio Turnover.........................................................................................          9
Dividends and Distributions................................................................................         10
Taxes......................................................................................................         10
Valuation of Fund Shares...................................................................................         11
Purchase of Fund Shares....................................................................................         12
Redemption of Fund Shares..................................................................................         13
General Management.........................................................................................         14
Fund Expenses..............................................................................................         17
Performance Calculations...................................................................................         18
Additional Information.....................................................................................         18

                            FUND OPERATING EXPENSES
                    THE SEVEN SEAS SERIES MATRIX EQUITY FUND

    The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Matrix Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases..........................................................................................  None
  Sales Load Imposed on Reinvested Dividends...............................................................................  None
  Deferred Sales Load......................................................................................................  None
  Redemption Fees..........................................................................................................  None
  Exchange Fee.............................................................................................................  None
ANNUAL FUND OPERATING EXPENSES:
------------------------------
(as a percentage of average daily net assets)
  Advisory Fees (1)........................................................................................................  .38%
  12b-1 Fees (2)...........................................................................................................  .08
  Other Expenses...........................................................................................................  .22
                                                                                                                             ----
  Total Operating Expenses After Fee Waiver (1)(3).........................................................................  .68%
                                                                                                                             ----
                                                                                                                             ----

EXAMPLES:                                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                            ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return
 and (ii) redemption at the end of each time period:......................................   $   7    $ 22      $ 38       $ 85
                                                                                            ------   -------   -------   --------
                                                                                            ------   -------   -------   --------

------------------------
(1) Adviser has voluntarily agreed to waive one-half of its advisory fee. The gross annual Advisory expense before the waiver would be .75% of average daily net assets. The total operating expense of the Fund absent the fee waiver would be 1.06% of average daily net assets on an annual basis. The waiver will be in effect for the current fiscal year.

(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

    Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                    THE SEVEN SEAS SERIES MATRIX EQUITY FUND


    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                                     1995         1994        1993      1992++
                                                                  -----------  -----------  ---------  ---------
NET ASSET VALUE, BEGINNING OF YEAR..............................       $12.06       $11.95     $ 9.78     $10.00
                                                                  -----------  -----------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.........................................          .28          .24        .18        .05
  Net realized and unrealized gain (loss) on investments........         1.93          .28       2.17       (.27)
                                                                  -----------  -----------  ---------  ---------
  Total From Investment Operations..............................         2.21          .52       2.35       (.22)
                                                                  -----------  -----------  ---------  ---------
LESS DISTRIBUTIONS:
  Net investment income.........................................         (.28)        (.23)      (.18)    --
  Net realized gain on investments..............................         (.06)        (.09)    --         --
  In excess of net realized gain on investments.................      --              (.09)    --         --
                                                                  -----------  -----------  ---------  ---------
  Total Distributions...........................................         (.34)        (.41)      (.18)    --
                                                                  -----------  -----------  ---------  ---------
NET ASSET VALUE, END OF YEAR....................................       $13.93       $12.06     $11.95     $ 9.78
                                                                  -----------  -----------  ---------  ---------
                                                                  -----------  -----------  ---------  ---------
TOTAL RETURN (%)(a).............................................        18.81         4.41      24.24      (2.20)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b)......          .68          .58        .60        .18
  Operating expenses, gross, to average daily net assets (b)....         1.06          .96       1.25       1.90
  Net investment income to average daily net assets (b).........         2.25         2.16       2.13       2.69
  Portfolio turnover (b)........................................       129.98       127.20      57.65       None
  Net assets, end of year ($000 omitted)........................      198,341      130,764     62,549     12,408
  Per share amount of fees waived ($ omitted)...................        .0466        .0410      .0314      .0112
  Per share amount of fees reimbursed by Adviser ($ omitted)....      --           --           .0225      .0202


------------------------
 ++ For the period May 4, 1992 (commencement of operations) to August 31, 1992.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended August 31, 1992 are annualized.

                           THE SEVEN SEAS SERIES FUND

    The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, The Seven Seas Series Matrix Equity Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. A shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The Fund's fundamental investment objective is to provide total returns that exceed over time the S&P 500 Index through investment in equity securities. This objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

    Equity securities will be selected by the Fund on the basis of a proprietary analytical model of Adviser. Each security will be ranked according to two separate and uncorrelated measures: value and the momentum of Wall Street sentiment. The value measure compares a company's assets, projected earnings growth and cash flow growth with its stock price within the context of its historical valuation. The measure of Wall Street sentiment examines changes in Wall Street analysts' earnings estimates and ranks stocks by the strength and consistency of those changes. These two measures are combined to create a single composite score of each stock's attractiveness. These scores are then plotted on a matrix according to their relative attractiveness. Sector weights are maintained at a similar level to that of the S&P 500 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation.

    The Fund will invest at least 65% of its total assets in equity securities. However, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves."

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, please see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time.

Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of net assets in when-issued securities.

    ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

    A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the stock index. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

    Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

    Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

    When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

    OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover all such options outstanding would exceed 25% of the value of the Fund's total assets.

    The Fund may purchase or sell options on securities indices that are comprised of securities in which the Fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

    CASH RESERVES. For defensive purposes, the Fund may temporarily and without limitation concentrate its portfolio in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

    OTHER INVESTMENT POLICIES. In addition to the policies noted above, the Fund may invest in obligations of foreign issuers which are US dollar denominated, American Depository Receipts (ADRs), corporate bonds, debentures, notes and warrants. Investment in each of these instruments will not exceed 5% of the Fund's total assets during the coming year. See the Statement of Additional Information for a more detailed discussion of these instruments.

INVESTMENT RESTRICTIONS

    The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will, within three days, be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure permitted borrowings.

                              CERTAIN RISK FACTORS

    There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

                               PORTFOLIO TURNOVER

    The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 200%. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

    The Fund may effect portfolio transactions with or through State Street Brokerage Services, Inc. an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare and pay dividends quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains.

    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

    Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

                                     TAXES

    The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. The net asset value per share is calculated on each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

    VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

    Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

    International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale, best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

    Securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that amortized cost does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                            PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below.


    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form (Application) for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Matrix Equity Fund.


    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327, and stating: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the investment portfolio to be invested in; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Matrix Equity Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

    3. Completing the Application and forwarding it to Transfer Agent at the above address.


    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Matrix Equity Fund. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


    EXCHANGE PRIVILEGE. Subject to each Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Matrix Equity Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.


                           REDEMPTION OF FUND SHARES

    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored.

    EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series Matrix Equity Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


    MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Matrix Equity Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:


    1. A letter of instruction or a stock assignment stating that the shares are to be redeemed out of The Seven Seas Series Matrix Equity Fund and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such other supporting legal documents,  if required by applicable law  or
       Transfer   Agent,  in   the  case  of   estates,  trusts,  guardianships,
       custodianships, corporations and pension and profit-sharing plans.

    The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuation. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

    ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State

Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


    Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. Douglas Holmes, Managing Director, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since its inception in May 1992. Mr. Holmes has been with State Street since 1984 and has managed State Street's matrix portfolios for the past five years. There are four other portfolio managers who work with Mr. Holmes in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, equal to .75% annually of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Matrix Fund, with assets of $7.2 billion as of October 31, 1995.


    Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Matrix Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Matrix Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of Fund shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


    Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-
of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise its total return. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five-, and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Total return and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping  services  and  serves  as the  Fund's  transfer  agent ("Transfer
Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P, Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling Transfer Agent at (800) 647-7327.

    ORGANIZATION,  CAPITALIZATION AND VOTING.   Investment Company was organized
as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

    Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Matrix Fund is one such series.

    Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on Fund assets as may be declared by the Board of Trustees. Shares of the Fund are fully paid and nonassessable by Investment Company and have no preemptive rights.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter which affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    Investment Company does not issue share certificates for the Fund. Transfer Agent sends shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                           THE SEVEN SEAS SERIES FUND

                    The Seven Seas Series Money Market Fund
             The Seven Seas Series US Government Money Market Fund
                The Seven Seas Series Tax Free Money Market Fund
                    The Seven Seas Series S&P 500 Index Fund
                      The Seven Seas Series Small Cap Fund
                    The Seven Seas Series Matrix Equity Fund
                     The Seven Seas Series Yield Plus Fund
                  The Seven Seas Series Growth and Income Fund
                    The Seven Seas Series Intermediate Fund
                The Seven Seas Series Active International Fund
                  The Seven Seas Series Emerging Markets Fund

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089

                               S&P 500 INDEX FUND

    The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one such mutual fund, The Seven Seas Series S&P 500 Index Fund (referred to in this Prospectus as the "Fund") The Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    "S&P 500" IS A TRADEMARK OF STANDARD & POOR'S CORPORATION AND HAS BEEN LICENSED FOR USE BY THE SEVEN SEAS SERIES FUND. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P, AND S&P MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND.

    SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.



    INVESTMENT ADVISER,
         CUSTODIAN                      DISTRIBUTOR:                  ADMINISTRATOR:
    AND TRANSFER AGENT:
State Street Bank and Trust   Russell Fund Distributors, Inc.    Frank Russell Investment
          Company                 Two International Place,          Management Company
    225 Franklin Street                  35th Floor                    909 A Street
Boston, Massachusetts 02110     Boston, Massachusetts 02110      Tacoma, Washington 98402
       (617) 654-4721                  (617) 654-6089                 (206) 627-7001



                       PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
Fund Operating Expenses....................................................................................           3
Financial Highlights.......................................................................................           4
The Seven Seas Series Fund.................................................................................           5
Manner of Offering.........................................................................................           5
Investment Objectives, Policies and Restrictions...........................................................           5
Certain Risk Factors.......................................................................................          10
Portfolio Turnover.........................................................................................          10
Dividends and Distributions................................................................................          10
Taxes......................................................................................................          11
Valuation of Fund Shares...................................................................................          12
Purchase of Fund Shares....................................................................................          13
Redemption of Fund Shares..................................................................................          14
General Management.........................................................................................          15
Fund Expenses..............................................................................................          18
Performance Calculations...................................................................................          19
Additional Information.....................................................................................          19
Information Regarding Standard & Poor's Corporation........................................................          20

                            FUND OPERATING EXPENSES
                    THE SEVEN SEAS SERIES S&P 500 INDEX FUND

    The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Index Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases..........................................................................................  None
  Sales Load Imposed on Reinvested Dividends...............................................................................  None
  Deferred Sales Load......................................................................................................  None
  Redemption Fees..........................................................................................................  None
  Exchange Fee.............................................................................................................  None

ANNUAL FUND OPERATING EXPENSES:
------------------------------
(as a percentage of average daily net assets)
  Advisory Fees (1)........................................................................................................  .00%
  12b-1 Fees (2)...........................................................................................................  .06
  Other Expenses...........................................................................................................  .13
                                                                                                                             ----
  Total Operating Expenses After Fee Waiver (1)(3).........................................................................  .19%
                                                                                                                             ----
                                                                                                                             ----

                                                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                            ------   -------   -------   --------
EXAMPLES:
You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return
 and (ii) redemption at the end of each time period.......................................   $   2    $  6      $ 11       $ 24
                                                                                            ------   -------   -------   --------
                                                                                            ------   -------   -------   --------

------------------------

(1) Adviser voluntarily agrees to waive up to the full amount of its Advisory fee of .10% to the extent that total expenses exceed .15% of average daily net assets on an annual basis. The gross annual Advisory expense before the fee waiver would be .10% of average daily net assets. The total operating expenses of the Fund absent the fee waiver would be .29% of average daily net assets on an annual basis. The waiver agreement will remain in effect for the current fiscal year.


(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

    Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                    THE SEVEN SEAS SERIES S&P 500 INDEX FUND


    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                                                   1995       1994      1993++
                                                                                 ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF YEAR.............................................  $   10.89  $   10.72  $   10.00
                                                                                 ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income........................................................        .29        .26        .15
  Net realized and unrealized gain on investments..............................       1.95        .29        .65
                                                                                 ---------  ---------  ---------
  Total From Investment Operations.............................................       2.24        .55        .80
                                                                                 ---------  ---------  ---------
LESS DISTRIBUTIONS:
  Net investment income........................................................       (.29)      (.26)      (.08)
  Net realized gain on investments.............................................       (.03)      (.07)    --
  In excess of net realized gain on investments................................     --           (.05)    --
                                                                                 ---------  ---------  ---------
  Total Distributions..........................................................       (.32)      (.38)      (.08)
                                                                                 ---------  ---------  ---------
NET ASSET VALUE, END OF YEAR...................................................  $   12.81  $   10.89  $   10.72
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------
TOTAL RETURN (%)(a)............................................................      21.11       5.29       8.06
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b).....................        .19        .15        .15
  Operating expenses, gross, to average daily net assets (b)...................        .29        .25        .35
  Net investment income to average daily net assets (b)........................       2.76       2.69       3.02
  Portfolio turnover (b).......................................................      38.56       7.97      48.10
  Net assets, end of year ($000 omitted).......................................    545,200    361,712    238,666
  Per share amount of fees waived ($ omitted)..................................      .0107      .0030      .0027
  Per share amount of fees reimbursed by Adviser ($ omitted)...................     --          .0067      .0071


------------------------
 ++ For  the period December 30, 1992 (commencement of operations) to August 31,
    1993.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended August 31, 1993 are annualized.

                           THE SEVEN SEAS SERIES FUND

    The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, The Seven Seas Series S&P 500 Index Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. The shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE

    The Fund's fundamental investment objective is to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). This objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

    The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include Canadian securities. No other foreign securities are eligible for inclusion.

    The Fund intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. No subscription for the Fund will be accepted until Adviser has a reasonable basis to believe that the Fund will be able to acquire substantially all 500 stocks in the Index. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Index in proportion to their weightings.

    To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the Index is anticipated in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the Fund's performance to that of the Index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares. Adviser will monitor correlation. Should the Fund fail to achieve an appropriate level of correlation, Adviser will report to the Board of Trustees, which will consider alternative arrangements.

    The Fund will be substantially invested in the securities included in the S&P 500 Index. However, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves."

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, please see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    MANAGEMENT OF AN INDEX FUND. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of its benchmark index through automated statistical analytic procedures.

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities.
Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.

    ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

    A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

    Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

    Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

    When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

    OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

    The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will continuously maintain as collateral cash or obligations issued by the US Government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest.

    The Fund will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delay in recovering the securities or loss of rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing.

    CASH RESERVES. For the purpose of investing uncommitted cash balances or to maintain liquidity to meet shareholder redemptions, the Fund may invest temporarily and without limitation in certain high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

    AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in American Depository Receipts (ADRs). Investment in these instruments will not exceed 5% of the Fund's total net assets during the coming year. See the Statement of Additional Information for a more detailed discussion of these instruments. For a discussion of the risks associated with the use of ADRs, see "Certain Risk Factors -- Foreign Investments."

    DEBT SECURITIES. The Fund may also invest temporarily in investment grade debt securities for defensive purposes. The Fund will primarily invest in equity securities as defined under the Securities Exchange Act of 1934 (including convertible debt securities). Debt securities and cash will typically represent less than 10% of the Fund's assets. Please see the Statement of Additional Information for a description of securities ratings.

INVESTMENT RESTRICTIONS

    The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent the underlying index concentrates in those industries.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure permitted borrowings.

                              CERTAIN RISK FACTORS

    FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

    FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: changes in currency rates; uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

                               PORTFOLIO TURNOVER

    Ordinarily, securities will be sold from the Fund only to reflect certain changes in its benchmark index (including mergers or changes in the composition of the index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the benchmark index. Accordingly, the turnover rate for the Fund is not expected to exceed 50%, a generally lower turnover rate than for most actively managed investment companies.

    The Fund may effect portfolio transactions with or through State Street Brokerage Services, Inc., an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare and pay on Fund shares dividends quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains.

    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

    Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

                                     TAXES

    The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amounts of income dividends and net capital gains distributions and the percentage of a Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. The Fund determines net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

    VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

    Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

    International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

    Securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that amortized cost does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

    The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                            PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below.


    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form (Application) for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series S&P 500 Index Fund.


    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the Fund to be invested in; (3) the amount being wired; (4) the name of the wiring bank and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series S&P 500 Index Fund, Mutual Funds Service Division (DDA # 9904-631-0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

    3. Completing the Application and forwarding it to Transfer Agent at the above address.


    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series S&P 500 Index Fund. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required to pay additional fees by such intermediary. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and restrictions of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


    EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series S&P 500 Index Fund. If shares of a Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.


                           REDEMPTION OF FUND SHARES

    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored.

    EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series S&P 500 Index Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record.

During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


    MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series S&P 500 Index Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:


    1. A letter of instruction or a stock assignment stating that the Fund shares are to be redeemed out of The Seven Seas Series S&P 500 Index Fund and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such  other supporting legal documents, if  required by applicable law or
       Transfer  Agent,  in   the  case  of   estates,  trusts,   guardianships,
       custodianships, corporations and pension and profit-sharing plans.

    The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


    ADVISORY AGREEMENT. The Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


    Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. James B. May, Investment Officer, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since May 1995. Mr. May has been an investment officer since January 1994 and a portfolio manager in the

US Structured Products Group of State Street since that time. From 1991 to 1993, he served as an Investment Support Analyst in the US Passive Services Group of State Street Global Advisors. There are four other portfolio managers who work with Mr. May in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .10% of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State
Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including this Fund presented in this Prospectus, with assets of $7.2 billion as of October 31, 1995.


    Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: $0 to and including $500 million -- .06%; over $500 million to and including $1 billion -- .05%; and over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under   the  Plan,  the  Fund  may  also  enter  into  agreements  ("Service
Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


    Payments to the Distributor, as well as payments to Service Organizations from a Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund is the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise its total return. The total return of a Fund refers to the average annual compounded rates of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card, S&P 500 Index, or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Total return and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping  services  and  serves  as the  Fund's  transfer  agent ("Transfer
Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling the Transfer Agent at (800) 647-7327.

    ORGANIZATION,  CAPITALIZATION AND VOTING.   Investment Company was organized
as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

    Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Fund is one such series.

    Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    Investment Company does not issue share certificates for the Fund. Transfer Agent sends shareholders of the Fund statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.


    As of November 30, 1995, American Home Assurance Company owned of record 26% of the issued and outstanding shares of the Fund, and is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.


              INFORMATION REGARDING STANDARD & POOR'S CORPORATION

    "Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by The Seven Seas Series Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the Fund regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the Fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the shareholders of the Fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the Fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

    STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR THE SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                           THE SEVEN SEAS SERIES FUND

                    The Seven Seas Series Money Market Fund
             The Seven Seas Series US Government Money Market Fund
                The Seven Seas Series Tax Free Money Market Fund
                    The Seven Seas Series S&P 500 Index Fund
                      The Seven Seas Series Small Cap Fund
                    The Seven Seas Series Matrix Equity Fund
                     The Seven Seas Series Yield Plus Fund
                  The Seven Seas Series Growth and Income Fund
                    The Seven Seas Series Intermediate Fund
                The Seven Seas Series Active International Fund
                  The Seven Seas Series Emerging Markets Fund

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089

                                YIELD PLUS FUND

    The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one mutual fund, The Seven Seas Series Yield Plus Fund, (referred to in this Prospectus as the "Yield Plus Fund" or the "Fund"). The Yield Plus Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.



INVESTMENT ADVISER, CUSTODIAN
     AND TRANSFER AGENT:               DISTRIBUTOR:                  ADMINISTRATOR:
                                Russell Fund Distributors,
 State Street Bank and Trust               Inc.                 Frank Russell Investment
           Company             Two International Place, 35th       Management Company
     225 Franklin Street                   Floor                      909 A Street
 Boston, Massachusetts 02110    Boston, Massachusetts 02110     Tacoma, Washington 98402
       (617) 654-4721                 (617) 654-6089                 (206) 627-7001



                       PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Fund Operating Expenses....................................................................................           3

Financial Highlights.......................................................................................           4

The Seven Seas Series Fund.................................................................................           5

Manner of Offering.........................................................................................           5

Investment Objective, Policies and Restrictions............................................................           5

Certain Risk Factors.......................................................................................          11

Portfolio Turnover.........................................................................................          12

Dividends and Distributions................................................................................          12

Taxes......................................................................................................          12

Valuation of Fund Shares...................................................................................          13

Purchase of Fund Shares....................................................................................          14

Redemption of Fund Shares..................................................................................          16

General Management.........................................................................................          17

Fund Expenses..............................................................................................          20

Performance Calculations...................................................................................          20

Additional Information.....................................................................................          21

                            FUND OPERATING EXPENSES
                         THE SEVEN SEAS YIELD PLUS FUND

    The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Yield Plus Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases..........................................................................................  None
  Sales Load Imposed on Reinvested Dividends...............................................................................  None
  Deferred Sales Load......................................................................................................  None
  Redemption Fees..........................................................................................................  None
  Exchange Fee.............................................................................................................  None
ANNUAL FUND OPERATING EXPENSES:
------------------------------
(as a percentage of average daily net assets)
  Advisory Fees............................................................................................................  .25%
  12b-1 Fees (1)...........................................................................................................  .06
  Other Expenses...........................................................................................................  .07
                                                                                                                             ----
  Total Operating Expenses (2).............................................................................................  .38%
                                                                                                                             ----
                                                                                                                             ----

                                                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                            ------   -------   -------   --------
EXAMPLES:
You would pay the following expenses on a $1,000 investment, assuming (i) 5.0% annual
 return and (ii) redemption at the end of each time period:...............................   $   4    $ 12      $ 21       $ 48
                                                                                            ------   -------   -------   --------
                                                                                            ------   -------   -------   --------

------------------------
(1) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(2) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

    Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                     THE SEVEN SEAS SERIES YIELD PLUS FUND


    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                                             1995           1994         1993++
                                                                         -------------  -------------  -----------
NET ASSET VALUE, BEGINNING OF YEAR.....................................  $        9.99  $       10.01  $     10.00
                                                                         -------------  -------------  -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................................            .56            .38          .27
  Net realized and unrealized gain (loss) on investments...............            .02           (.02)         .01
                                                                         -------------  -------------  -----------
  Total From Investment Operations.....................................            .58            .36          .28
                                                                         -------------  -------------  -----------

LESS DISTRIBUTIONS:
  Net investment income................................................           (.56)          (.38)        (.27)
  In excess of net realized gain on investments........................           (.01)      --            --
                                                                         -------------  -------------  -----------
  Total Distributions..................................................           (.57)          (.38)        (.27)
                                                                         -------------  -------------  -----------
NET ASSET VALUE, END OF YEAR...........................................  $       10.00  $        9.99  $     10.01
                                                                         -------------  -------------  -----------
                                                                         -------------  -------------  -----------

TOTAL RETURN (%)(a)....................................................           6.01           3.65         2.85

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, gross, and net to average daily net assets (b)...            .38            .35          .38
  Net investment income to average daily net assets (b)................           5.64           3.82         3.54
  Portfolio turnover (b)...............................................         199.69         142.68       137.86
  Net assets, end of year
   ($000 omitted)......................................................      1,447,097      1,358,464      589,594
  Per share amount of fees waived ($ omitted)..........................       --             --             .00042


------------------------
 ++ For  the period November 9, 1992  (commencement of operations) to August 31,
    1993.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended August 31, 1993 are annualized.

                           THE SEVEN SEAS SERIES FUND

    The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, The Seven Seas Series Yield Plus Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for each Fund.

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under a Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. A shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The Fund's investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less. This investment objective may be changed with the approval of a majority of the Fund's Board of Trustees. Shareholders would, however, receive at least 60 days prior notice of any change to the Fund's investment objective. There can be no assurance that the Fund will meet its investment objective.

    The Fund attempts to meet its objective by investing primarily in: (1) US Government securities (including repurchase agreements relating to such securities); (2) instruments of US and foreign banks, including ETDs, ECDs, YCDs, certificates of deposit, time deposits, letters of credit and banker's acceptances; (3) commercial paper, notes and bonds issued by foreign and domestic corporations; (4) securities of foreign governments, agencies and subdivisions of foreign governments and supranational organizations (such as the World Bank); (5) asset-backed securities; (6) mortgage-related pass-through securities; and (7) interest rate swaps.

    The Fund limits its portfolio investments to bank instruments, mortgage-related pass-throughs, asset-backed securities, commercial paper, corporate notes and bonds and obligations of foreign governments and agencies and subdivisions of foreign governments and supranational organizations that, at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one nationally recognized statistical rating organization; or (2) if not rated, are of comparable quality, as determined by the Fund's adviser, State

Street Bank and Trust Company, in accordance with procedures established by the Board of Trustees. All securities may be either fixed income, zero coupon or variable- or floating-rate securities and may be denominated in US dollars or selected foreign currencies.

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    PORTFOLIO DURATION. The Fund will maintain a portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.


    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.

    ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% in securities of issues which may not be sold to the public without registration under the Securities Act of 1933.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

    ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

    MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Fund may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal
National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

    ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

    VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

    EURODOLLAR CERTIFICATES OF DEPOSIT, EURODOLLAR TIME DEPOSITS AND YANKEE CERTIFICATES OF DEPOSIT. ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

    Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

    FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The Fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

    A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the Fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

    Put and call options on foreign currencies are traded on securities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The Fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be offset in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the Fund to lose the premium it paid and its transaction costs.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

    A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

    Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

    Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

    When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

    OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

    The Fund may purchase or sell options on securities indices that are comprised of securities in which the Fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.


    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.


    CASH RESERVES. For defensive purposes, the Fund may temporarily invest, without limitation, in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by the Fund will decline, and thereby possibly cause its yield to decline as well.

    INTEREST RATE SWAPS. The Fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

INVESTMENT RESTRICTIONS

    The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.


    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.



    3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure permitted borrowings.


                              CERTAIN RISK FACTORS

    FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include:
(1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

    FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: changes in currency rates; uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities.

                               PORTFOLIO TURNOVER

    Because the Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase its income, the Fund may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their assets on a long-term basis. The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 100% (excluding turnover of securities having a maturity of one year or less).

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily, and have them payable as of the last business day of each month. Distributions will be made at least annually from net short and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains.

    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

    Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

                                     TAXES

    The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code") . As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of a Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The forgoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. The Fund determines net asset value once each business day, as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open. Net asset value per share is computed by dividing the current value of a Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

    VALUATION OF FUND SECURITIES. The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that amortized cost does not represent their market value. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    With the exceptions noted below, the Fund values portfolio securities with remaining maturities in excess of 60 days at "market value." This generally means that fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

    Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

    International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale, best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

    The Fund values securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

                            PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below. Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.


    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form ("Application") for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Yield Plus Fund.


    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and stating: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the investment portfolio to be invested in; (3) the amount being wired; (4) the name of the wiring bank; (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Yield Plus Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

    3. Completing the Application and forwarding it to Transfer Agent at the above address.

    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Yield Plus Fund. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


    CASH SWEEP PROGRAM. Money managers of master trust clients may participate in a cash sweep program to automatically invest excess cash in the Fund. A money manager must select the Fund, give authorization to complete the Fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the Fund on a daily basis. Where Adviser acts as money manager, Adviser will receive an advisory fee from the client.

    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


    EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Yield Plus Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.

                           REDEMPTION OF FUND SHARES

    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored. A dividend will be paid on shares redeemed if the redemption request is received by State Street Bank and Trust Company after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.

    EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series Yield Plus Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


    MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Yield Plus Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:


    1. A letter of instruction or a stock assignment stating that the shares are to be redeemed out of The Seven Seas Series Yield Plus Fund and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such  other supporting legal documents, if  required by applicable law or
       Transfer  Agent,  in   the  case  of   estates,  trusts,   guardianships,
       custodianships, corporations and pension and profit-sharing plans.

    The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuation. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


    ADVISORY AGREEMENT. Investment Company employs State Street Bank and Trust Company ("State Street" or "Adviser") to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


    Adviser, subject to Board supervision, directs the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. David Hertan, Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since April 1994. Mr. Hertan has been with State Street since 1991 as a director of investments -- Sallie Mae. Prior to that he was a manager of foreign exchange at Ford Europe. There are eight other portfolio managers who work with Mr. Hertan in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State
Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Fund presented in this Prospectus, with assets of $7.2 billion as of October 31, 1995.


    Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Yield Plus Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Yield Plus Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


    Payments to Distributor, as well as payments to Service Organizations from the Fund, are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                            PERFORMANCE CALCULATIONS

    The Fund may from time to time advertise its yield. Yield is calculated by dividing the net investment income per share earned during the most recent 30-day (or one-month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation. The calculation includes all recurring fees that are charged to all shareholder accounts.

    From time to time the Fund may advertise its total return. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-year, five-year and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping  services  and  serves  as the  Fund's  transfer  agent ("Transfer
Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling Transfer Agent at (800) 647-7327.

    ORGANIZATION,  CAPITALIZATION AND VOTING.   Investment Company was organized
as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

    Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Yield Plus Fund is one of such series.

    Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    Investment Company does not issue share certificates for the Fund. Transfer Agent sends shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.


    As of November 30, 1995, Stock Performance Index Futures Fund CM18, a fund of State Street Bank and Trust Company; and International Clearing Stock Loan, a department of State Street Bank and Trust Company, owned of record 35% and 32%, respectively, of the issued and outstanding shares of the Fund. Each is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                           THE SEVEN SEAS SERIES FUND

                    The Seven Seas Series Money Market Fund

             The Seven Seas Series US Government Money Market Fund

                The Seven Seas Series Tax Free Money Market Fund

                    The Seven Seas Series S&P 500 Index Fund

                      The Seven Seas Series Small Cap Fund

                    The Seven Seas Series Matrix Equity Fund

                     The Seven Seas Series Yield Plus Fund

                  The Seven Seas Series Growth and Income Fund

                    The Seven Seas Series Intermediate Fund

                The Seven Seas Series Active International Fund

                  The Seven Seas Series Emerging Markets Fund

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089

                             EMERGING MARKETS FUND

    The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one such mutual fund, The Seven Seas Series Emerging Markets Fund (referred to in this Prospectus as the "Emerging Markets Fund" or the "Fund"). The Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from the Distributor at its address noted below or by calling (617) 654-6089.



INVESTMENT ADVISER, CUSTODIAN
     AND TRANSFER AGENT:               DISTRIBUTOR:                  ADMINISTRATOR:
                                Russell Fund Distributors,
 State Street Bank and Trust               Inc.                 Frank Russell Investment
           Company               Two International Place,          Management Company
     225 Franklin Street                35th Floor                    909 A Street
 Boston, Massachusetts 02110    Boston, Massachusetts 02110     Tacoma, Washington 98402
       (617) 654-4721                 (617) 654-6089                 (206) 627-7001



                       PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Fund Operating Expenses....................................................................................           3
Financial Highlights.......................................................................................           4
The Seven Seas Series Fund.................................................................................           5
Manner of Offering.........................................................................................           5
Investment Objective, Policies and Restrictions............................................................           5
Risk Factors...............................................................................................          10
Portfolio Turnover.........................................................................................          11
Dividends and Distributions................................................................................          12
Taxes......................................................................................................          12
Valuation of Fund Shares...................................................................................          13
Purchase of Fund Shares....................................................................................          14
Redemption of Fund Shares..................................................................................          16
General Management.........................................................................................          17
Fund Expenses..............................................................................................          20
Performance Calculations...................................................................................          20
Additional Information.....................................................................................          21

                            FUND OPERATING EXPENSES
                  THE SEVEN SEAS SERIES EMERGING MARKETS FUND

    The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Emerging Markets Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases...........................................................................................  None
  Sales Load Imposed on Reinvested Dividends................................................................................  None
  Deferred Sales Load.......................................................................................................  None
  Redemption Fees...........................................................................................................  None
  Exchange Fee..............................................................................................................  None
ANNUAL FUND OPERATING EXPENSES:
------------------------------
(as a percentage of average daily net assets)
  Advisory Fees (1).........................................................................................................  .49 %
  12b-1 Fees (1)(2).........................................................................................................  .16
  Other Expenses (1)........................................................................................................  .60
                                                                                                                              ----
  Total Operating Expenses After Reimbursement (1)(3).......................................................................  1.25%
                                                                                                                              ----
                                                                                                                              ----

EXAMPLES:                                                         1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end
 of each time period:.........................................   $      13    $      40    $      69    $     151
                                                                       ---          ---          ---        -----
                                                                       ---          ---          ---        -----

------------------------

(1) Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis. The gross annual expenses before reimbursement of Advisory, 12b-1 and Other Expenses would be .75%, .25% and .92% of average daily net assets, respectively. The total operating expenses of the Fund absent reimbursement would be 1.92% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year.


(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

    Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                  THE SEVEN SEAS SERIES EMERGING MARKETS FUND


    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                                                                 1995      1994++
                                                                                               ---------  ---------
NET ASSET VALUE, BEGINNING OF YEAR...........................................................     $11.45     $10.00
                                                                                               ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income......................................................................        .14        .05
  Net realized and unrealized gain (loss) on investments.....................................      (1.19)      1.40
                                                                                               ---------  ---------
  Total From Investment Operations...........................................................      (1.05)      1.45
                                                                                               ---------  ---------
LESS DISTRIBUTIONS:
  Net investment income......................................................................       (.10)    --
                                                                                               ---------  ---------
NET ASSET VALUE, END OF YEAR.................................................................     $10.30     $11.45
                                                                                               ---------  ---------
                                                                                               ---------  ---------
TOTAL RETURN (%) (a).........................................................................      (9.28)     14.50
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b)...................................       1.50       1.50
  Operating expenses, gross, to average daily net assets (b).................................       1.90       2.45
  Net investment income to average daily net assets (b)......................................       1.74       1.31
  Portfolio turnover.........................................................................      19.77     --
  Net assets, end of year ($000 omitted).....................................................     68,385     27,479
  Per share amount of fees waived ($ omitted)................................................     --          .0130
  Per share amount of fees reimbursed by Adviser ($ omitted).................................      .0320      .0204


------------------------
 ++ For  the period  March 1,  1994 (commencement  of operations)  to August 31,
    1994.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended August 31, 1994 are annualized.

                           THE SEVEN SEAS SERIES FUND

    The Seven Seas Series Fund (the "Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series" company, the Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, the Investment Company offers shares in one such portfolio, The Seven Seas Series Emerging Markets Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., the Investment Company's distributor, to US and foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. A shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The Emerging Market Fund's investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    EMERGING  MARKETS.    Under  normal  circumstances,  the  Fund  will  invest
primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's Adviser to have a developing or emerging economy or securities market. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the Fund invests will be expanded over time as the stock markets in other countries evolve and in countries for which subcustodian arrangements are approved by the Fund's Board of Trustees. Nearly all of the Fund's assets will be invested in these countries (i.e., typically over 95%). Currently, the definition of an emerging market is that gross domestic product per capita is less than $8,000 per year. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the Adviser will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

    EQUITY SECURITIES. The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. Risks associated with investment in foreign companies are noted under "Risk Factors -- Emerging Markets." The risks associated with investment in securities issued by foreign governments and companies are described below under "Foreign Government Securities."

    CONVERTIBLE SECURITIES. The Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

    SECURITIES WARRANTS. The Fund may invest up to 5% of its net assets in warrants of foreign or domestic issuers, including warrants that are not listed on a securities exchange. A warrant typically is a long term option issued by a corporation which generally gives the holder the privilege of buying a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

    SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The Fund and the Adviser believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the Fund's capital appreciation potential. These investments are generally illiquid. The Fund will invest no more than 15% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. The Fund is not likely to hold illiquid securities initially. However, due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

    DEPOSITORY RECEIPTS. The Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs, in registered form, are designed for use in the US securities markets, and EDRs are issued for trading primarily in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

    DEBT SECURITIES. The Fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. The Fund will primarily invest in equity securities as defined under the Securities Exchange Act of 1934 (including convertible debt securities). Other debt will typically represent less than 10% of the Fund's assets. The Fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Statement of Additional Information for a description of securities ratings.

    FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The Fund will not invest a material percentage of its assets in sovereign debt.

    FOREIGN CURRENCY. The Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. The Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

    In addition to the forward exchange contracts, the Fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way. See "Risk Factors -- Futures Contracts and Options on Futures" for further discussion of the risks associated with such investment techniques.

    Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options.

    The Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

    A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the stock index. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

    Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

    Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

    When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

    To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.

INVESTMENT RESTRICTIONS

    The Fund's fundamental investment restrictions described below may be amended only with approval of the Fund's shareholders and, unless otherwise noted, apply at the time an investment is made. See the Statement of Additional Information for other investment restrictions. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US
       Government, emerging market governments, their agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds exceed 5% of its total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure permitted borrowings.

                                  RISK FACTORS

    FOREIGN SECURITIES. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

    EMERGING MARKETS. Investments in companies domiciled in emerging market countries may be subject to additional risks. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on  the economies and  securities markets of  certain emerging market countries.
(3) The existence of national policies may restrict the Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

    FOREIGN CURRENCY. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. The Fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

                               PORTFOLIO TURNOVER

    The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 50%. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. The Adviser's sell discipline for the Fund's investment in emerging market companies is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Adviser's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

    The Fund may effect portfolio transactions with or through State Street Brokerage Services, Inc., an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare and pay dividends annually from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains.

    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to the Transfer Agent.

    Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

                                     TAXES

    The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended ("the Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

    FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

    If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

    Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

    If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, shareholders would include in their gross income both dividends received from the Fund and foreign income taxes paid by the Fund. Shareholders of the Fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.

                            VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. The net asset value per share is calculated on each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

    VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

    Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by the Custodian to reflect the market value of such securities.

    International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

    Debt maturing within 60 days of the valuation date is valued at amortized cost. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                            PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below.

    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form (the "Application") for each new account regardless of the investment method. For additional information, copies of forms or questions, call the Transfer Agent at (800) 647-7327, or write to the Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Emerging Markets Fund.


    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327, and stating: (1) the investor's account registration number, address and social security or tax identification number; (2) the amount being wired;
       (3) the name of the wiring bank; (4) the name and telephone number of the person at the wiring bank to be contacted in connection with the order; and (5) that the funds should be invested in The Seven Seas Series Emerging Markets Fund.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Emerging Markets Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

    3. Completing the Application and forwarding it to the Transfer Agent at the above address.


    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Emerging Markets Fund. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer

Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


    EXCHANGE PRIVILEGE. Subject to each Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Emerging Markets Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.


                           REDEMPTION OF FUND SHARES

    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored.

    EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series Emerging Markets Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.

    MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Emerging Markets Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:


    1. A letter of instruction or a stock assignment stating that the shares are to be redeemed out of The Seven Seas Series Emerging Markets Fund and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

    The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


    ADVISORY AGREEMENT. The Investment Company employs State Street Bank and Trust Company ("State Street" or the "Adviser") to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


    The Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. Robert E. Furdak, CFA, Managing Director, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since its inception in March 1994. Mr. Furdak has been with State Street since 1989, working on the non-US active equity team. There are seven other portfolio managers who work with Mr. Furdak in managing the Fund. For these services, the Fund pays the Adviser a fee, calculated daily and paid monthly, equal to .75% annually of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as the Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of the Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. The Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company (the "Administrator") serves as administrator to the Fund. The Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Emerging Markets Fund, with assets of $7.2 billion as of October 31, 1995.


    Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Emerging Markets Fund pays the Administrator a fee that on an annual basis is equal to the following percentages of average aggregate daily net assets: $0 to and including $500 million -- .07%; over $500 million to and including $1 billion -- .06%; over $1 billion to and including $1.5 billion -- .04%; and over $1.5 billion -- .03%. The percentage of the fee paid by the Emerging Markets Fund is equal to the percentage of average aggregate daily net assets. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    The Administrator also provides administrative services in connection with the registration of shares of the Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. The Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of the Administrator, serves as distributor for all Fund shares.

    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, the Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including the Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under the Plan, the Fund may also enter into agreements (the "Service Agreements") with financial institutions, which may include the Adviser (the "Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. The Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of Fund shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


    Payments to the Distributor, as well as payments to the Service Organizations, are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by the Adviser and the Administrator. The principal expenses of the Fund are the annual advisory fee payable to the Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise its "total return." The "total return" of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five-, and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Total return and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent (the "Transfer Agent") and custodian (the "Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is the Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by the Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling the Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling the Transfer Agent at (800) 647-7327.

    ORGANIZATION, CAPITALIZATION AND VOTING. The Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

    The Investment Company issues a single class of shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Emerging Markets Fund is one such series.

    Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on Fund assets as may be declared by the Board of Trustees. Shares of the Fund are fully paid and nonassessable by the Investment Company and have no preemptive rights.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter which affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    The Investment Company does not issue share certificates for the Fund. The Transfer Agent sends shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.


    As of November 30, 1995, Charles Schwab & Company, Inc., owned of record 70% of the issued and outstanding shares of the Fund, and is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                           THE SEVEN SEAS SERIES FUND

                    The Seven Seas Series Money Market Fund

             The Seven Seas Series US Government Money Market Fund

                The Seven Seas Series Tax Free Money Market Fund

                    The Seven Seas Series S&P 500 Index Fund

                      The Seven Seas Series Small Cap Fund

                    The Seven Seas Series Matrix Equity Fund

                     The Seven Seas Series Yield Plus Fund

                  The Seven Seas Series Growth and Income Fund

                    The Seven Seas Series Intermediate Fund

                The Seven Seas Series Active International Fund

                  The Seven Seas Series Emerging Markets Fund

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089

                       US TREASURY MONEY MARKET PORTFOLIO
                          PRIME MONEY MARKET PORTFOLIO

    This Prospectus describes and offers shares of beneficial interest in two portfolios of the Seven Seas Series Fund (the "Investment Company"), a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. The Portfolios' shares are offered without sales commissions. However, the Portfolios pay certain distribution expenses under their Rule 12b-1 Plan.

    Each Portfolio seeks to achieve its specific investment objective by using distinct investment strategies:

    THE SEVEN SEAS SERIES US TREASURY MONEY MARKET PORTFOLIO seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities. The Portfolio intends to meet its investment objective by investing only in US Treasury bills, notes and bonds.

    THE SEVEN SEAS SERIES PRIME MONEY MARKET PORTFOLIO seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    INVESTMENTS IN THE PORTFOLIOS ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT EITHER PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    SHARES IN THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Portfolios that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Portfolios has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from the Distributor at its address noted below or by calling
(617) 654-6089.



INVESTMENT ADVISER, CUSTODIAN
     AND TRANSFER AGENT:               DISTRIBUTOR:                  ADMINISTRATOR:
 State Street Bank and Trust    Russell Fund Distributors,      Frank Russell Investment
           Company                         Inc.                    Management Company
     225 Franklin Street         Two International Place,             909 A Street
 Boston, Massachusetts 02110            35th Floor              Tacoma, Washington 98402
       (617) 654-4721           Boston, Massachusetts 02110          (206) 627-7001
                                      (617) 654-6089



                       PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
Summary....................................................................................................           3
Portfolio Operating Expenses...............................................................................           5
Financial Highlights.......................................................................................           7
The Seven Seas Series Fund.................................................................................           9
Manner of Offering.........................................................................................           9
Investment Objectives and Policies.........................................................................           9
Purchase of Portfolio Shares...............................................................................          14
Redemption of Portfolio Shares.............................................................................          16
Additional Purchase and Redemption Information.............................................................          17
Investment Restrictions....................................................................................          18
Portfolio Maturity.........................................................................................          18
Dividends and Distributions................................................................................          19
Taxes......................................................................................................          19
Valuation of Portfolio Shares..............................................................................          20
General Management.........................................................................................          20
Portfolio Expenses.........................................................................................          23
Performance Calculations...................................................................................          24
Description of the Portfolio...............................................................................          24

                                    SUMMARY

    ELIGIBLE INVESTORS. The US Treasury Money Market Portfolio and Prime Money Market Portfolio are designed to provide institutional and corporate investors with a convenient and economical means of investing in professionally managed portfolios of money market instruments. See "Manner of Offering -- Distribution and Eligible Investors."

    INVESTMENT OBJECTIVE AND POLICIES. Each Portfolio's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in certain types of money market instruments.

    -The US Treasury Money Market Portfolio invests in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities. The Portfolio's investment policy is to invest 100% of its assets in US Treasury bills, notes and bonds and repurchase agreements backed by such securities.

    -The Prime Money Market Portfolio invests in dollar denominated, short-term money market securities. Such instruments include US Treasury bills, notes and bonds, certificates of deposit, time deposits, banker's acceptances, commercial paper, corporate obligations, variable amount master demand notes and repurchase agreements. See "Investment Objectives and Policies."

    Each Portfolio may purchase securities on a when-issued basis and may lend its portfolio securities. The Prime Money Market Portfolio may also engage in reverse repurchase agreements and may enter into certain forward commitments. See "Investment Restrictions."

    PURCHASE OF PORTFOLIO SHARES. Portfolio shares may be purchased on any business day without sales commission. Investors are strongly encouraged to purchase shares by wiring payment to the Portfolios' transfer agent, State Street Bank and Trust Company ("State Street"). Purchase orders for the Treasury Money Market Portfolio and Prime Money Market Portfolio must be received prior to 3:00 p.m. Eastern time to receive the dividend declared on the date of purchase. See "Purchase of Portfolio Shares."

    The Treasury Money Market Portfolio requires a minimum initial investment of $10 million. The Prime Money Market Portfolio requires a minimum initial investment of $20 million. See "Manner of Offering -- Minimum and Subsequent Investment."

    REDEMPTION OF PORTFOLIO SHARES. Portfolio shares may be redeemed without charge on any business day by telephoning State Street between 9:00 a.m. and 4:00 p.m. Eastern time. Proceeds of the redemption will ordinarily be wired to the shareholder's designated bank account on the same day as the request is received if it is received prior to 3:00 p.m. Eastern time.

    The Treasury Money Market Portfolio may redeem all the shares in a shareholder's account if the value of the account falls below $7.5 million as a result of shareholder redemptions. The Prime Money Market Portfolio may do likewise if the value of the account falls below $15 million as a result of shareholder redemptions.


    INVESTMENT ADVISER. State Street serves as investment adviser to the Portfolios. With over $171.3 billion under management as of September 30, 1995, State Street provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris. See "General Management -- Advisory Agreement."

    ADVISORY, ADMINISTRATION AND DISTRIBUTION FEES. For its advisory services, State Street receives a fee at an annual rate equal to .15% and .25% of the Prime Money Market Portfolio's and Treasury Money Market Portfolio's net assets, respectively. These fees are subject to decrease as the net assets of the respective portfolios increase. The Portfolios pay Frank Russell Investment Management Company, as the Administrator, a combined fee that on an annual basis is equal to a percentage of average aggregate daily net assets. See "General Management -- Administration Agreement". Russell Fund Distributors, Inc., as Distributor receives an annual fee not to exceed .25% of the Portfolios' average net assets. See "General Management -- Distribution Services."

                          PORTFOLIO OPERATING EXPENSES
            THE SEVEN SEAS SERIES US TREASURY MONEY MARKET PORTFOLIO

    The following table is intended to assist the investor in understanding the costs and expenses that an investor in the Treasury Money Market Portfolio will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."


SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases.........................................................................................  None
  Sales Load Imposed on Reinvested Dividends..............................................................................  None
  Deferred Sales Load.....................................................................................................  None
  Redemption Fees.........................................................................................................  None
  Exchange Fee............................................................................................................  None

ANNUAL PORTFOLIO OPERATING EXPENSES:
---------------------------------
(as a percentage of average daily net assets)
  Advisory Fees (1).......................................................................................................   .12%
  12b-1 Fees (1)(2).......................................................................................................   .04
  Other Expenses (1)......................................................................................................   .04
                                                                                                                            -----
  Total Operating Expenses After Reimbursement (1)(3).....................................................................   .20%
                                                                                                                            -----
                                                                                                                            -----


                                                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                            ------   -------   -------   --------
EXAMPLES:
You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return
 and (ii) redemption at the end of each time period:......................................   $   2    $  6      $ 11       $ 26
                                                                                            ------   -------   -------   --------
                                                                                            ------   -------   -------   --------

------------------------
(1) Adviser has agreed to reimburse the Portfolio for all expenses in excess of .20% of average daily net assets on an annual basis. The gross annual expenses before reimbursement of Advisory, 12b-1 and Other Expenses would be .25%, .08% and .08% of average daily net assets, respectively. The total operating expenses of the Portfolio absent fee reimbursement would be .41% of average daily net assets on an annual basis. The reimbursement will be in effect for the current fiscal year.

(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(3) The expense information in the table has been adjusted to reflect current fees. Investors purchasing Portfolio shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                          PORTFOLIO OPERATING EXPENSES
               THE SEVEN SEAS SERIES PRIME MONEY MARKET PORTFOLIO

    The following table is intended to assist the investor in understanding the costs and expenses that an investor in the Treasury Money Market Portfolio will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."


SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases.........................................................................................  None
  Sales Load Imposed on Reinvested Dividends..............................................................................  None
  Deferred Sales Load.....................................................................................................  None
  Redemption Fees.........................................................................................................  None
  Exchange Fee............................................................................................................  None

ANNUAL PORTFOLIO OPERATING EXPENSES:
---------------------------------
(as a percentage of average daily net assets)
  Advisory Fees (1).......................................................................................................   .11%
  12b-1 Fees (1)(2).......................................................................................................   .04
  Other Expenses (1)......................................................................................................   .05
                                                                                                                            -----
  Total Operating Expenses After Reimbursement (1)(3).....................................................................   .20%
                                                                                                                            -----
                                                                                                                            -----


                                                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                            ------   -------   -------   --------
EXAMPLES:
You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return
 and (ii) redemption at the end of each time period:......................................   $   2    $  6      $ 11       $ 26
                                                                                            ------   -------   -------   --------
                                                                                            ------   -------   -------   --------

------------------------
(1) Adviser has agreed to reimburse the Portfolio for all expenses in excess of .20% of average daily net assets on an annual basis. The gross annual expenses before reimbursement of Advisory, 12b-1 and Other Expenses would be .15%, .05% and .07% of average daily net assets, respectively. The total operating expenses of the Portfolio absent reimbursement would be .27% on an annual basis. The reimbursement will be in effect for the current fiscal year.

(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(3) The expense information in the table has been adjusted to reflect current fees. Investors purchasing Portfolio shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                              FINANCIAL HIGHLIGHTS
            THE SEVEN SEAS SERIES US TREASURY MONEY MARKET PORTFOLIO


    The following table contains important financial information relating to the Portfolio and has been audited by Coopers & Lybrand L.L.P., the Portfolio's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Portfolio's Annual Report and should be read in conjunction with the Portfolio's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Portfolio's Annual Report to Shareholders. More detailed information concerning the Portfolio's performance, including a complete portfolio listing and audited financial statements, is available in the Portfolio's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                                                             1995        1994++
                                                                                          -----------  -----------
NET ASSET VALUE, BEGINNING OF YEAR......................................................  $    1.0000  $    1.0000
                                                                                          -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................................................................        .0536        .0249
                                                                                          -----------  -----------
LESS DISTRIBUTIONS:
  Net investment income.................................................................       (.0536)      (.0249)
                                                                                          -----------  -----------
NET ASSET VALUE, END OF YEAR............................................................  $    1.0000  $    1.0000
                                                                                          -----------  -----------
                                                                                          -----------  -----------
TOTAL RETURN (%)(a).....................................................................         5.48         2.51
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b)..............................          .13          .13
  Operating expenses, gross, to average daily net assets (b)............................          .39          .38
  Net investment income to average daily net assets (b).................................         5.38         3.28
  Net assets, end of year ($000 omitted)................................................      160,893      154,858
  Per share amount of fees waived ($ omitted)...........................................        .0018        .0019


------------------------
 ++ For  the period December 1, 1993  (commencement of operations) to August 31,
    1994.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended August 31, 1994 are annualized.

                              FINANCIAL HIGHLIGHTS
               THE SEVEN SEAS SERIES PRIME MONEY MARKET PORTFOLIO


    The following table contains important financial information relating to the Portfolio and has been audited by Coopers & Lybrand L.L.P., the Portfolio's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Portfolio's Annual Report and should be read in conjunction with the Portfolio's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Portfolio's Annual Report to Shareholders. More detailed information concerning the Portfolio's performance, including a complete portfolio listing and audited financial statements, is available in the Portfolio's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                                                            1995         1994++
                                                                                        -------------  -----------
NET ASSET VALUE, BEGINNING OF YEAR....................................................  $      1.0000  $    1.0000
                                                                                        -------------  -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................................................          .0567        .0207
                                                                                        -------------  -----------
LESS DISTRIBUTIONS:
  Net investment income...............................................................         (.0567)      (.0207)
                                                                                        -------------  -----------
NET ASSET VALUE, END OF YEAR..........................................................  $      1.0000  $    1.0000
                                                                                        -------------  -----------
                                                                                        -------------  -----------
TOTAL RETURN (%)(a)...................................................................           5.82         2.09
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b)............................            .14          .16
  Operating expenses, gross, to average daily net assets (b)..........................            .27          .32
  Net investment income to average daily net assets (b)...............................           5.76         4.00
  Net assets, end of year ($000 omitted)..............................................      1,076,630      432,224
  Per share amount of fees waived ($ omitted).........................................          .0013        .0007
  Per share amount of fees reimbursed by Adviser ($ omitted)..........................       --              .0001


------------------------
 ++ For the period February 22, 1994 (commencement of operations) to August  31,
    1994.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended August 31, 1994 are annualized.

                           THE SEVEN SEAS SERIES FUND

    Investment Company is a registered open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series" company, the Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in a variety of investment portfolios. Through this Prospectus, the Investment Company offers shares in two portfolios: The Seven Seas Series US Treasury Money Market Portfolio (the "Treasury Money Market Portfolio") and The Seven Seas Series Prime Money Market Portfolio (the "Prime Money Market Portfolio") (collectively, the "Portfolios"). State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for each Portfolio.

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Portfolios are offered without a sales commission by Russell Fund Distributors, Inc., the Investment Company's distributor, to US and foreign institutional and corporate investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 Plan. See "General Management -- Distribution Services and Shareholder Servicing."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Treasury Money Market Portfolio requires a minimum initial investment of $10 million, and a shareholder's investment may be subject to redemption at the Portfolio's discretion if the account balance is less than $7.5 million as a result of shareholder redemptions. The Prime Money Market Portfolio requires a minimum initial investment of $20 million, and a shareholder's investment in the Prime Money Market Portfolio may be subject to redemption at the Portfolio's discretion if the account balance is less than $15 million as a result of shareholder redemptions. Each Portfolio reserves the right to reject any purchase order.

                       INVESTMENT OBJECTIVES AND POLICIES

    Each Portfolio has a fundamental investment objective which may be changed only with the approval of a majority of the Portfolio's shareholders as defined by the 1940 Act. The Portfolios also maintain certain nonfundamental investment policies which reflect the Portfolios' current practices and may be changed at any time by the Investment Company's Board of Trustees upon written notice to the shareholders. In the following section the fundamental investment objective and nonfundamental investment policies are described in the first and second paragraphs, respectively, for each of the Portfolios. There can be no assurance the Portfolios will meet their investment objective.

TREASURY MONEY MARKET PORTFOLIO

    The Treasury Money Market Portfolio's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations that are issued or guaranteed as to principal and interest by the US Government and repurchase agreements backed by such securities.

    The Treasury Money Market Portfolio's investment policy is to invest its assets primarily in US Treasury bills, notes and bonds (which are direct obligations of the US Government) and repurchase agreements backed by such securities.

    The Treasury Money Market Portfolio intends to seek a quality rating from one or more national security rating organizations. To obtain such rating the Portfolio may be required to adopt additional investment restrictions, which may affect the Portfolio's performance.

PRIME MONEY MARKET PORTFOLIO

    The Prime Money Market Portfolio's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

    The Prime Money Market Portfolio attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include:
(1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) corporate obligations; (6) variable amount master demand notes; and (7) repurchase agreements. The Portfolio may invest in restricted securities.

INVESTMENT POLICIES

    The Portfolios will limit their portfolio investments to securities that, at the time of acquisition: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolios' Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

    The investment policies described below reflect the Portfolios' current practices and are not fundamental. Investment policies may be changed by the Board of Trustees of the Investment Company without shareholder approval. For more information on the Portfolios' Investment Policies, please see the Statement of Additional Information. To the extent consistent with each Portfolio's fundamental investment objective and restrictions, and unless otherwise indicated, each Portfolio may invest in the following instruments and may use the following investment techniques:

    US GOVERNMENT OBLIGATIONS. These securities include US Treasury bills, notes and bonds and other obligations issued by the US Government. These securities also include securities issued by agencies or instrumentalities of the US Government that are guaranteed as to the payment of interest and principal by the US Government, although the Treasury Money Market Portfolio has no present intention to invest in such securities. Examples of such agencies include the Government National Mortgage Association, the Export-Import Bank of the US, the General Services Administration and the Small Business Administration.

    WHEN-ISSUED TRANSACTIONS. The Portfolios may purchase securities on a when-issued or delayed delivery basis. In these transactions, a Portfolio purchases securities with payment and delivery scheduled for a future time. Until settlement, the Portfolio segregates cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Portfolio bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Portfolio to miss a price or yield considered advantageous. Each Portfolio will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. No Portfolio will invest more than 25% of its net assets in when-issued securities.

    LENDING PORTFOLIO SECURITIES. Each Portfolio may lend portfolio securities with a value of up to 33 1/3% of its total assets. Such loans may be terminated at any time. A Portfolio will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, a Portfolio will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Portfolio will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Portfolio will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Portfolio may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, a Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral. A Portfolio will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.


    REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Portfolio purchases securities from a financial institution that agrees to repurchase the securities at a Portfolio's original purchase price plus interest within a specified time (normally one business day). A Portfolio will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. A Portfolio will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, a Portfolio may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate a Portfolio.


    Neither Portfolio will invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

    STRIPPED SECURITIES. Each Portfolio may invest in stripped securities, which are US Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their face value, and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the US Treasury and recorded in the Federal Reserve book-entry record-keeping system. The Portfolios may invest no more than 25% of their assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The Treasury Money Market Portfolio intends to rely on the opinions of counsel to the sellers of these certificates or other evidences of ownership of US Treasury obligations that, for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying US Government obligations. Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed.

    VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

    Securities purchased by the Portfolios may include variable and floating rate instruments, which may have a stated maturity in excess of the Portfolio's maturity limitations but which will, except for certain US Government obligations, permit a Portfolio to demand payment of the principal of the instrument at least once every thirteen months upon not more than 30 days' notice. Variable and floating rate instruments purchased by the Treasury Money Market Portfolio will be US Government agency securities with stated maturities of typically up to 10 years, although stated maturities of up to 30 years are possible. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Portfolio will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Portfolios are subject to a Portfolio's percentage limitations regarding securities that are illiquid or not readily marketable. The Portfolios' investment adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

    AFFILIATED BANK TRANSACTIONS. Pursuant to exemptive orders issued by the SEC, the Portfolios may engage in certain transactions with banks that are, or may be considered to be, affiliated persons of the Portfolios under the 1940 Act. Such transactions may be entered into only pursuant to procedures established, and periodically reviewed by the Board of Trustees. These transactions may include repurchase agreements with custodian banks; purchases, as principal, of short-term obligations of, and repurchase agreements with, the 50 largest US banks (measured by deposits); transactions in municipal securities; and transactions in US government securities with affiliated banks that are primary dealers in these securities.

    INTER-PORTFOLIO AND INTER-FUND BORROWING PROGRAM (PRIME MONEY MARKET PORTFOLIO ONLY). The Prime Money Market Portfolio has received permission from the SEC to lend money to and borrow money from other Portfolios advised by State Street Bank and Trust Company and its affiliates. Inter-fund loans and borrowings normally will extend overnight, but can have a maximum duration of seven days. The Portfolio will borrow through the program only when costs are equal to or lower than the cost of bank loans. The Portfolio will lend through the program only when the returns are higher than those available at the same time from other short-term instruments (such as repurchase agreements). The Portfolio will not lend more than 10% of its assets to other funds and will not borrow through the program if, after doing so, the borrowings exceed an amount equal to one-third of the current value of the Portfolio's assets taken at market value, less liabilities other than borrowings. Loans may be called on one day's notice and a Portfolio may have to borrow from a bank at a higher interest rate if an inter-fund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


    REVERSE REPURCHASE AGREEMENTS (PRIME MONEY MARKET PORTFOLIO ONLY). The Prime Money Market Portfolio may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Portfolio sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Portfolio retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Portfolio's ability to reacquire the underlying securities.


    FORWARD COMMITMENTS (PRIME MONEY MARKET PORTFOLIO ONLY). The Prime Money Market Portfolio may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Portfolio of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Portfolio's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Portfolio to miss an advantageous price or yield. The Portfolio bears the risk of price fluctuations during the period between the trade and settlement dates.

    SECTION 4(2) COMMERCIAL PAPER (PRIME MONEY MARKET PORTFOLIO ONLY). The Prime Money Market Portfolio may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Prime Money Market Portfolio that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Investment Company's 10% limitation on illiquid securities set forth below where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

    ILLIQUID SECURITIES (PRIME MONEY MARKET PORTFOLIO ONLY). The Prime Money Market Portfolio will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

    VARIABLE   AMOUNT  MASTER   DEMAND  NOTES  (PRIME   MONEY  MARKET  PORTFOLIO
ONLY). Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

    MORTGAGE-RELATED  PASS-THROUGH  SECURITIES  (PRIME  MONEY  MARKET  PORTFOLIO
ONLY). The Prime Money Market Portfolio may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

    ZERO COUPON SECURITIES (MONEY MARKET PORTFOLIO ONLY). Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

    EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS) (PRIME MONEY MARKET PORTFOLIO
ONLY). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

    Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

    To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Portfolio may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.

                          PURCHASE OF PORTFOLIO SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Treasury Money Market Portfolio requires a minimum initial investment of $10 million and a minimum account balance of $7.5 million.

The Prime Money Market Portfolio requires a minimum initial investment of $20 million and a minimum account balance of $15 million. Each Portfolio reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Portfolio shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Payments for Portfolio shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Shares of the Treasury Money Market and the Prime Money Market Portfolios purchased by orders which are accepted: (1) prior to 3:00 p.m. Eastern time will earn the dividend declared on the date of purchase; and (2) on or after 3:00 p.m. Eastern time will earn the dividend determined on the next day.


    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Portfolios. Each Portfolio requires a purchase order in good form which consists of a completed and signed Application Form ("Application") for each new account regardless of the investment method. For additional information, copies of forms or questions, call the Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317 Attention: The Seven Seas Series Fund.


    FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that investors purchase shares by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent. An investor using this purchase method should:

    1. Telephone State Street Bank and Trust Company at (800) 647-7327 and provide: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the Portfolio; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

    2. Instruct the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA, (ABA #0110-00028) Attention: The Seven Seas Series Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Portfolio in which to be invested.

    3. Complete the Application and forward it to the Transfer Agent at the above address.

Orders transmitted via this purchase method will be credited when federal funds are received by State Street, even though the investor's Application may not arrive until later. However, an investor will not be permitted to redeem shares from the account until a completed Application is on file.


    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Fund. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

    THIRD PARTY TRANSACTIONS. Investors purchasing Portfolio shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Portfolio, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Portfolio will be valued in the same manner as the Portfolio values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Portfolio, along with the securities.


    EXCHANGE PRIVILEGE. Subject to each Portfolio's minimum investment requirement, investors may exchange their Portfolio shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Fund. If shares of a Portfolio were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Portfolios upon 60 days' notice to shareholders.


                         REDEMPTION OF PORTFOLIO SHARES

    Portfolio shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored. An investor will not be permitted to redeem shares from the account until a completed Application is on file. Shareholders who redeem shares of the Treasury Money Market Portfolio or Prime Money Market Portfolio pursuant to a request received by State Street prior to 3:00 p.m. Eastern time will not be entitled to that day's dividend with respect to the shares redeemed.

    EXPEDITED REDEMPTION. Shareholders may normally redeem Portfolio shares by telephoning State Street between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Portfolios and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Portfolios and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


    MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. Good order means that the request must include the following:


    1. A letter of instruction or a stock assignment stating the Portfolio or Portfolios out of which the shares are to be redeemed and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

    The Treasury Money Market Portfolio reserves the right to redeem the shares in any account with a balance of less than $7.5 million as a result of shareholder redemptions. The Prime Money Market Portfolio reserves the right to redeem the shares in any account with a balance of less than $15 million as a result of shareholder redemptions. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Treasury Money Market Portfolio may pay any portion of the redemption amount in excess of $5 million by a distribution in kind of readily marketable securities from the portfolio of the Portfolio in lieu of cash. The Prime Money Market Portfolio may pay any portion of the redemption amount in excess of $10 million by a distribution in kind of readily marketable securities from the portfolio of the Portfolio in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Portfolios reserve the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    To allow the Adviser to manage the Portfolios most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $5 million. To protect each Portfolio's performance and shareholders, the Adviser discourages frequent trading in response to short-term market fluctuations.

    Neither the Portfolios, the Distributor nor the Transfer Agent will be responsible for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, the account holder's taxpayer identification number and its bank routing information). To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The Portfolios, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

                            INVESTMENT RESTRICTIONS

    The Portfolios' fundamental investment restrictions described below may be amended only with the approval of each Portfolio's shareholders and, unless otherwise noted, apply at the time an investment is made. See the Statement of Additional Information for other investment restrictions. Neither Portfolio will:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. With respect to the Prime Money Market Portfolio, domestic and foreign branches of US banks and domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

    2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Portfolio's assets taken at market value, less liabilities other than borrowings. If at any time the Portfolio's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Portfolio will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Portfolio's total assets to secure permitted borrowings.

                               PORTFOLIO MATURITY

    Each Portfolio must limit its investments to securities with remaining maturities of 397 days or less (as determined in accordance with applicable SEC regulations) and must maintain a dollar-weighted average maturity of 90 days or less.

    The Portfolios will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect net asset value or yield of the Portfolios.

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare dividends on shares of the Portfolios from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October, with an additional distribution declared and paid in December, if required, for a Portfolio to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Portfolios do not expect any material long-term capital gains or losses.

    Dividends declared in December and payable to shareholders of record in such month will be deemed to have been paid by the Portfolios and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions, if any, will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to the Transfer Agent.

                                     TAXES

    Each Portfolio intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Portfolios will not be subject to federal income taxes to the extent they distribute their net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Portfolios' net investment income and capital gain net income. The Portfolios do not expect to be subject to any state and local taxes.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

    The Portfolios may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Under federal law, the income derived from obligations issued by the US Government and certain of its agencies or instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass this tax exemption through to their shareholders. Income from repurchase agreements where the underlying securities are US Government obligations does not receive this exempt treatment.

    The sale of Portfolio shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual Portfolio). Any loss incurred on sale or exchange of Portfolio shares, held for one year or more, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of a Portfolio's income attributable to US Treasury and agency obligations. The Portfolios are required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Portfolios with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Portfolios and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Portfolios with the investor's tax adviser.

                         VALUATION OF PORTFOLIO SHARES

    NET ASSET VALUE PER SHARE. The Portfolios determine net asset value twice each business day, as of 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business. Net asset value per share is computed by dividing the current value of a Portfolio's assets, less its liabilities, by the number of shares of the Portfolio outstanding and rounding to the nearest cent.

    VALUATION OF PORTFOLIO SECURITIES. Each Portfolio seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Portfolios and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Portfolios.


    ADVISORY AGREEMENT. The Investment Company employs State Street to furnish investment services to the Portfolios. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


    The Adviser, subject to Board supervision, directs the investments of each Portfolio in accordance with the Portfolio's investment objective, policies and restrictions. For these services, each Portfolio pays the Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .15% and .25% of the Prime Money Market Portfolio's and the Treasury Money Market Portfolio's average daily net assets, respectively.

    The Glass-Steagall Act prohibits a depository state chartered bank such as the Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of the Adviser in informing its customers of the funds, performing investment and redemption services and providing custodian, transfer agency, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. The Adviser has been advised by its counsel that its activities in connection with the Portfolios are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Portfolios. If the Adviser were prohibited from serving the Portfolios in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Portfolios may occur. The Adviser does not expect that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State
Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company (the "Administrator") serves as the Portfolios' administrator. The Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including those Portfolios described in this Prospectus, with assets of $7.2 billion as of October 31, 1995.


    Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the Portfolios' operations; (2) provide the Portfolios with administrative and clerical services, including the maintenance of certain of the Portfolios' books and records;

(3) arrange  the  periodic  updating  of  the  Portfolios'  Prospectus  and  any supplements thereto; (4) provide proxy materials and reports to Portfolio shareholders and the Securities and Exchange Commission; and (5) provide the Portfolios with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Portfolios and the Investment Company's other domestic investment portfolios pay the Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by a particular Portfolio is equal to the percentage of average aggregate daily net assets that are attributable to that Portfolio. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    The Administrator also provides administrative services in connection with the registration of shares of the Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. The Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of the Administrator, serves as distributor for all Portfolio shares. Under the Distribution Agreement, the Distributor is responsible for advertising the offering and sale of Portfolio shares and distributing copies of the Prospectuses and reports to shareholders. Expenses incurred in connection with these activities are paid by Advisor.

    The Portfolios have adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of each Portfolio's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Portfolio shares including (1) the costs of Prospectuses, reports to shareholders and sales literature, (2) advertising and (3) expenses incurred in connection with the promotion and sale of Portfolio shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under the Plan, the Portfolios may also enter into agreements (the "Service Agreements") with financial institutions, which may include the Adviser (the "Service Organizations"), to provide shareholder servicing with respect to Portfolio shares held by or for the customers of the Service

Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Portfolios; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customer's funds; and such other services as the customers may request in connection with the Portfolios, to the extent permitted by applicable statute, rule or regulations. The Service Organizations may receive from each Portfolio, for shareholder servicing, a monthly fee at a rate that shall not exceed .20% per annum of the average daily net asset value of the Portfolio's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


    Payments to the Distributor, as well as payments to the Service Organizations from a Portfolio, are not permitted by the Plan to exceed .25% of the Portfolio's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Portfolio's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                               PORTFOLIO EXPENSES

    The Portfolios will pay all of their expenses other than those expressly assumed by the Adviser and the Administrator. The principal expenses of the Portfolios are the annual advisory fee payable to the Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Portfolio shares; (8) the cost of registering Portfolio shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Portfolios.

                            PERFORMANCE CALCULATIONS

    From time to time the Portfolios may advertise their yield and effective yield. The yield of each Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    From time to time, the Portfolios may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

    From time to time, the Portfolios may advertise their total return. The total return of a Portfolio is the average annual compounded rate of return from a hypothetical investment in the Portfolio over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Portfolio shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Portfolios may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                          DESCRIPTION OF THE PORTFOLIO

    PORTFOLIO ORGANIZATION. Treasury Money Market and Prime Money Market are portfolios of the Investment Company. The Investment Company is a registered, open management investment company that was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. he Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law.

    Each Portfolio share represents an equal proportionate interest in a particular Portfolio, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on assets of the Portfolio as may be declared by the Board of Trustees. Portfolio shares are fully paid and nonassessable by the Investment Company and have no preemptive rights.

    Each Portfolio share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment portfolio, only shareholders of that Portfolio may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    The Investment Company does not issue share certificates for Portfolio shares. The Transfer Agent sends monthly statements to Portfolio shareholders. Each statement also sets forth the balance of shares held in the account and describes any activity in the account during the period covered by the statement.


    As of November 30, 1995, Securities Lending SL01, a department of State Street Bank and Trust Company, owned of record 64% of the issued and outstanding shares of the Prime Money Market Portfolio; and Short Term Investment Fund FC02, a fund of State Street Bank and Trust Company, owned of record 75% of the issued and outstanding shares of the Treasury Money Market Portfolio. Each is therefore deemed to be a controlling person of the respective Portfolio for purposes of the 1940 Act.


    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street Bank and Trust Company holds all portfolio securities and cash assets of the
Portfolios, provides portfolio recordkeeping services and serves as the Portfolios' transfer agent (the "Transfer Agent") and custodian (the "Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Portfolios except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is the Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by the Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling the Distributor at (617) 654-6089. Inquiries regarding shareholder balances  may  be  made  by calling  the  Transfer  Agent  at  (800)
647-7327.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089

                             GROWTH AND INCOME FUND

    The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one such mutual fund, The Seven Seas Series Growth and Income Fund (referred to in this Prospectus as the "Growth and Income Fund" or the "Fund"). The Fund seeks to achieve its investment objective of long-term capital growth, current income and growth of income primarily through investments in equity securities. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.



INVESTMENT ADVISER, CUSTODIAN          DISTRIBUTOR:
     AND TRANSFER AGENT:        Russell Fund Distributors,           ADMINISTRATOR:
 State Street Bank and Trust               Inc.                 Frank Russell Investment
           Company               Two International Place,          Management Company
     225 Franklin Street                35th Floor                    909 A Street
 Boston, Massachusetts 02110    Boston, Massachusetts 02110     Tacoma, Washington 98402
       (617) 654-4721                 (617) 654-6089                 (206) 627-7001



                       PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                             ---------
Fund Operating Expenses....................................................................................          3
Financial Highlights.......................................................................................          4
The Seven Seas Series Fund.................................................................................          5
Manner of Offering.........................................................................................          5
Investment Objective, Policies and Restrictions............................................................          5
Certain Risk Factors.......................................................................................         10
Portfolio Turnover.........................................................................................         10
Dividends and Distributions................................................................................         11
Taxes......................................................................................................         11
Valuation of Fund Shares...................................................................................         12
Purchase of Fund Shares....................................................................................         13
Redemption of Fund Shares..................................................................................         14
General Management.........................................................................................         15
Fund Expenses..............................................................................................         18
Performance Calculations...................................................................................         19
Additional Information.....................................................................................         19

                            FUND OPERATING EXPENSES
                  THE SEVEN SEAS SERIES GROWTH AND INCOME FUND

    The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Growth and Income Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."


SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases.........................................................................................  None
  Sales Load Imposed on Reinvested Dividends..............................................................................  None
  Deferred Sales Load.....................................................................................................  None
  Redemption Fees.........................................................................................................  None
  Exchange Fee............................................................................................................  None
ANNUAL FUND OPERATING EXPENSES:
------------------------------
(as a percentage of average daily net assets)
  Advisory Fees (1).......................................................................................................  .50%
  12b-1 Fees (1)(2).......................................................................................................  .08
  Other Expenses (1)......................................................................................................  .37
                                                                                                                            ----
  Total Operating Expenses After Reimbursement (1)(3).....................................................................  .95%
                                                                                                                            ----
                                                                                                                            ----


                                                                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                               -----------  -----------  -----------  -----------
EXAMPLES:
You would pay the following expenses on a $1,000 investment, assuming (i) 5%
 annual return and (ii) redemption at the end of each time period:...........   $      10    $      30    $      53    $     117
                                                                                      ---          ---          ---        -----
                                                                                      ---          ---          ---        -----

------------------------
(1) Adviser has agreed to reimburse the Fund for all expenses in excess of .95% of average daily net assets on an annual basis. The gross annual expenses before reimbursement of Advisory, 12b-1 and Other Expenses would be .85%, .14% and .62% of average daily net assets, respectively. The total operating expenses of the Fund absent reimbursement would be 1.61% of average daily net assets on an annual basis. This reimbursement will continue until such time as the Board of Trustees agrees to its modification or elimination but is anticipated to be in effect for the current fiscal year.

(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

    Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                  THE SEVEN SEAS SERIES GROWTH AND INCOME FUND


    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                                                               1995      1994++
                                                                                             ---------  ---------
NET ASSET VALUE, BEGINNING OF YEAR.........................................................  $   10.51  $   10.00
                                                                                             ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income....................................................................        .18        .15
  Net realized and unrealized gain (loss) on investments...................................       1.44        .47
                                                                                             ---------  ---------
  Total From Investment Operations.........................................................       1.62        .62
                                                                                             ---------  ---------
LESS DISTRIBUTIONS:
  Net investment income....................................................................       (.18)      (.11)
                                                                                             ---------  ---------
NET ASSET VALUE, END OF YEAR...............................................................  $   11.95  $   10.51
                                                                                             ---------  ---------
                                                                                             ---------  ---------
TOTAL RETURN (%)...........................................................................      15.66       6.23
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets.....................................        .95        .95
  Operating expenses, gross, to average daily net assets...................................       1.61       1.44
  Net investment income to average daily net assets........................................       1.72       1.75
  Portfolio turnover.......................................................................      39.32      36.48
  Net assets, end of year ($000 omitted)...................................................     43,884     26,747
  Per share amount of fees waived ($ omitted)..............................................     --          .0002
  Per share amount of fees reimbursed by Adviser ($ omitted)...............................      .0685      .0418


------------------------
 ++ For the period September 1, 1993 (commencement of operations) to August  31,
    1994.

                           THE SEVEN SEAS SERIES FUND

    The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, the Seven Seas Series Growth and Income Fund (the "Fund" or "Growth and Income Fund"). State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. A shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The Fund's investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities. This investment objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

    The Fund will invest at least 65% of its total assets in equity securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund will invest in publicly traded companies that are generally well-established, but may invest up to 5% of its total assets in securities of any issuer which has been in operation for less than three years. The balance of the Fund's assets may be invested in American Depository Receipts
(ADRs), corporate bonds, debentures and notes and other debt securities. Debt securities may include obligations of foreign issuers that are US-dollar denominated. Except for convertible securities, any debt securities purchased will have a dollar-weighted average maturity of 10 years or less. The Fund will invest in investment grade bonds rated as such by an independent rating agency or if unrated, of comparable quality as determined by the Fund's Adviser. In addition, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves."

    The Fund's goal is to provide greater long-term returns than the overall US equity market without incurring greater risks than those commonly associated with investments in equity securities. For this purpose, the Fund will measure its performance against the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

    The Fund's portfolio strategy combines market economics with fundamental research. The Adviser begins by assessing current economic conditions and forecasting economic expectations for the coming months. The industry sectors of the S&P 500 Index are examined to determine the sector's market capitalized weighting and to identify the performance of each sector relative to the Index as a whole. A balance is determined for the portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the Fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation.

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, see the Statement of Additional Information. To the extent consistent with the Fund's fundamental investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.


    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.

    ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% of its net assets in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum), and the holders and issuers to decrease, the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

    A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the stock index. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

    Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

    Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

    When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

    OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover all such options outstanding would exceed 25% of the value of the Fund's total assets.

    The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

    LENDING PORTFOLIO SECURITIES. he Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

    WARRANTS. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% of net assets in warrants which are not listed on the New York or American Stock Exchange.

    AMERICAN DEPOSITORY RECEIPTS (ADRS). The Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For a discussion of the risks associated with the use of ADRs, see "Certain Risk Factors -- Foreign Investments."

    CASH RESERVES. For defensive purposes, the Fund may temporarily and without limitation concentrate its portfolio in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

    To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.

INVESTMENT RESTRICTIONS

    The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure permitted borrowings.

                              CERTAIN RISK FACTORS

    FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include:
(1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

    FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls, and currency fluctuations during the settlement period.

                               PORTFOLIO TURNOVER

    The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 80%. A high turnover rate (over 100%) will increase transaction expenses, which will adversely affect a mutual fund's performance.

    The Fund may effect portfolio transactions with or through State Street Brokerage Services, Inc., an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare and pay dividends on Fund shares quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains.

    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

    Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

                                     TAXES

    The Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.


    The Fund may purchase bonds at market discount (i.e., bonds with a spurchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.


    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund, attributable to direct obligations of the US Treasury and certain agencies, may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. The Fund determines net asset value per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

    VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

    Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

    International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale, best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

    Securities maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board determines that amortized cost does not represent market value. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                            PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below.


    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form (Application) for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Growth and Income Fund.


    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327, and stating: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the investment portfolio to be invested in; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Growth and Income Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

    3. Completing the Application and forwarding it to Transfer Agent at the above address.


    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Growth and Income Fund. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


    EXCHANGE PRIVILEGE. Subject to each investment portfolio's minimum investment, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Growth and Income Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days notice to shareholders.


                           REDEMPTION OF FUND SHARES

    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored.

    EXPEDITED REDEMPTION.    Shareholders may  normally  redeem Fund  shares  by
telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327,

Attention: The Seven Seas Series Growth and Income Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


    MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Growth and Income Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:


    1. A letter of instruction or a stock assignment stating that the shares are to be redeemed out of The Seven Seas Series Growth and Income Fund and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such other supporting legal documents,  if required by applicable law  or
       Transfer   Agent,  in   the  case  of   estates,  trusts,  guardianships,
       custodianships, corporations and pension and profit-sharing plans.

    The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

    ADVISORY AGREEMENT. Investment Company employs State Street Bank and Trust Company to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


    Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. Brenton H. Dickson, Senior Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since its inception in September 1993. Mr. Dickson has been a manager in State Street's Investment Research Division since 1981. He is a member of the board of directors of the Boston Security Analyst Society and a portfolio manager of the Personal Trust Stock Common Trust Funds. There are five other portfolio managers who work with Mr. Dickson in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .85% of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator to the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Growth and Income Fund, with assets of $7.2 billion as of October 31, 1995.


    Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator also receives reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and
(3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under   the  Plan,  the  Fund  may  also  enter  into  agreements  ("Service
Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


    Payments to Distributor, as well as payments to Service Organizations from the Fund, are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5)
administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses;
(10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise its "total return." The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five-and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Total return and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping  services  and  serves  as the  Fund's  transfer  agent ("Transfer
Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling Transfer Agent at (800) 647-7327.

    ORGANIZATION,  CAPITALIZATION AND VOTING.   Investment Company was organized
as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

    Investment Company issues shares divisible into an unlimited number of series (or investment portfolios), each of which is a separate trust under Massachusetts law. The Growth and Income Fund is one such series.

    Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter which affects only a particular investment portfolio, only shareholders of that portfolio may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.


    Investment Company does not issue share certificates for the Fund. Transfer Agent sends shareholders of the Fund statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                           THE SEVEN SEAS SERIES FUND

                    The Seven Seas Series Money Market Fund

             The Seven Seas Series US Government Money Market Fund

                The Seven Seas Series Tax Free Money Market Fund

                    The Seven Seas Series S&P 500 Index Fund

                      The Seven Seas Series Small Cap Fund

                    The Seven Seas Series Matrix Equity Fund

                     The Seven Seas Series Yield Plus Fund

                  The Seven Seas Series Growth and Income Fund

                    The Seven Seas Series Intermediate Fund

                The Seven Seas Series Active International Fund

                  The Seven Seas Series Emerging Markets Fund

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089

                               INTERMEDIATE FUND

    The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one such mutual fund, The Seven Seas Series Intermediate Fund (referred to in this Prospectus as the "Intermediate Fund" or the "Fund"). The Fund seeks to achieve its investment objective of a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.



     INVESTMENT ADVISER,
         CUSTODIAN,                    DISTRIBUTOR:
     AND TRANSFER AGENT:        Russell Fund Distributors,           ADMINISTRATOR:
 State Street Bank and Trust               Inc.                 Frank Russell Investment
           Company               Two International Place,          Management Company
     225 Franklin Street                35th Floor                    909 A Street
 Boston, Massachusetts 02110    Boston, Massachusetts 02110     Tacoma, Washington 98402
       (617) 654-4721                 (617) 654-6089                 (206) 627-7001



                       PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
Fund Operating Expenses....................................................................................           3
Financial Highlights.......................................................................................           4
The Seven Seas Series Fund.................................................................................           5
Manner of Offering.........................................................................................           5
Investment Objective, Policies and Restrictions............................................................           5
Certain Risk Factors.......................................................................................          12
Portfolio Turnover.........................................................................................          12
Dividends and Distributions................................................................................          12
Taxes......................................................................................................          13
Valuation of Fund Shares...................................................................................          14
Purchase of Fund Shares....................................................................................          14
Redemption of Fund Shares..................................................................................          16
General Management.........................................................................................          17
Fund Expenses..............................................................................................          20
Performance Calculations...................................................................................          20
Additional Information.....................................................................................          21

                            FUND OPERATING EXPENSES
                    THE SEVEN SEAS SERIES INTERMEDIATE FUND

    The following table is intended to assist the investor in understanding the costs and expenses that an investor in the Intermediate Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."


SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases..........................................................................................  None
  Sales Load Imposed on Reinvested Dividends...............................................................................  None
  Deferred Sales Load......................................................................................................  None
  Redemption Fees..........................................................................................................  None
  Exchange Fee.............................................................................................................  None
ANNUAL FUND OPERATING EXPENSES:
------------------------------
(as a percentage of average daily net assets)
  Advisory Fees (1)........................................................................................................  .29%
  12b-1 Fee (1)(2).........................................................................................................  .05
  Other Expenses (1).......................................................................................................  .26
                                                                                                                             ----
  Total Operating Expenses After Reimbursement (1)(3)......................................................................  .60%
                                                                                                                             ----
                                                                                                                             ----


EXAMPLES:                                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                            ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return
 and (ii) redemption at the end of each time period:......................................   $   6    $ 19      $ 33       $ 75
                                                                                            ------   -------   -------   --------
                                                                                            ------   -------   -------   --------

------------------------
(1) Adviser has agreed to reimburse the Fund for all expenses in excess of .60% of average daily net assets on an annual basis. The gross annual expenses before reimbursement of Advisory, 12b-1 and Other Expenses would be .80%, .14% and .73% of average daily net assets, respectively. The total operating expense of the Fund absent reimbursement would be 1.67% of average daily net assets on an annual basis. The reimbursement will continue until such time as the Board of Trustees of the Fund agrees to its modification or elimination but is anticipated to be in effect for the current fiscal year.

(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(3) The expense information in the table has been restated to reflect current fees. Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

    Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                    THE SEVEN SEAS SERIES INTERMEDIATE FUND


    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                                                                 1995       1994+
                                                                                               ---------  ---------
NET ASSET VALUE, BEGINNING OF YEAR...........................................................  $    9.37  $   10.00
                                                                                               ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income......................................................................        .56        .42
  Net realized and unrealized gain (loss) on investments.....................................        .34       (.76)
                                                                                               ---------  ---------
  Total From Investment Operations...........................................................        .90       (.34)
                                                                                               ---------  ---------
LESS DISTRIBUTIONS:
  Net investment income......................................................................       (.55)      (.29)
                                                                                               ---------  ---------
NET ASSET VALUE, END OF YEAR.................................................................  $    9.72  $    9.37
                                                                                               ---------  ---------
                                                                                               ---------  ---------
TOTAL RETURN (%).............................................................................      10.05      (3.42)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets.......................................        .60        .60
  Operating expenses, gross, to average daily net assets.....................................       1.67       1.51
  Net investment income to average daily net assets..........................................       6.29       5.11
  Portfolio turnover.........................................................................      26.31      15.70
  Net assets, end of year ($000 omitted).....................................................     33,893     19,963
  Per share amount of fees waived ($omitted).................................................     --          .0002
  Per share amount of fees reimbursed by Adviser ($omitted)..................................      .0946      .0753


------------------------
+ For the period September 1, 1993 (commencement of operations) to August 31, 1994.

                           THE SEVEN SEAS SERIES FUND

    The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended ("1940 Act"). As a "series mutual fund," Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio The Seven Seas Series Intermediate Fund (the "Intermediate Fund" or the "Fund"). State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser for the Fund.

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. A shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The Fund's investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years. This investment objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

    The Fund attempts to meet its objective by investing at least 65% of its total assets in: (1) US Government securities (including repurchase and reverse repurchase agreements relating to such securities); (2) commercial paper, notes and bonds (including convertible bonds) issued by foreign and domestic corporations; (3) mortgage-related pass-through securities; (4) asset-backed securities; and (5) instruments of US and foreign banks, including Eurodollar Time Deposits ("ETDs"), Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("YCDs"), certificates of deposit, time deposits, letters of credit and banker's acceptances.

    The Fund's portfolio strategy combines an economic overview with fundamental research. First, the likely direction of interest rates and the spread relationships among issues in various market sectors are assessed. Each market sector is distinct depending on its quality, industry classification, and maturity. Next, an ideal portfolio balance is determined for the portfolio based on the relative attractiveness of each market sector. Finally, individual issues are selected for each sector of the portfolio based on the issue's attractiveness within such market sector.

    Although each investment is selected with the intention that it will be held to maturity, the portfolio is monitored to take advantage of spread relationships. The portfolio is regularly reviewed in light of overall economic conditions so that investments are positioned to take best advantage of emerging trends.

    The Fund limits its portfolio investments in commercial paper and corporate notes and bonds to those that, at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one nationally recognized statistical rating organization; or (2) if not rated, are of comparable quality, as determined by the Fund's adviser, State Street Bank and Trust Company.

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, please see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.

    ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

    ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

    MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Fund may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal
National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations, and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

    MORTGAGE-BACKED SECURITY ROLLS. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage security to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.

    INTEREST RATE SWAPS. The Fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by a Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

    PREFERRED STOCKS. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to call or redeem the stock. The rights to payment of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

    ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

    VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

    EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

    Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

    FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The Fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

    A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the Fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

    Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The Fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause the Fund to lose the premium it paid and its transaction costs.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

    A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

    Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

    Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

    When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

    OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover all such options outstanding would exceed 25% of the value of the Fund's total assets.

    The Fund may purchase or sell options on securities indices that are comprised of securities in which they may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

    CASH RESERVES. For defensive purposes, the Fund may temporarily and without limitation concentrate its portfolio in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

    To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.

INVESTMENT RESTRICTIONS

    The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure permitted borrowings.

                              CERTAIN RISK FACTORS

    FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include:
(1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

    FOREIGN INVESTMENTS. Investment in securities of non-US issuers involves investment risks that are different from those of US issuers, including: changes in currency rates; uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in securities of issuers located in those countries.

                               PORTFOLIO TURNOVER

    Because the Fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase its income, the Fund may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their assets on a long-term basis. The portfolio turnover rate cannot be predicted, but it is anticipated that the annual turnover rate of the Fund generally will not exceed 80% (excluding securities having a maturity of one year or less).

    The Fund may effect portfolio transactions with or through State Street Brokerage Services, Inc. an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare and pay dividends on Fund shares quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December, if required, for a Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains.

    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

    Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

                                     TAXES

    The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. The Fund determines net asset value per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

    VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of last reported sale price.

    Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

    International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale, best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

    Securities maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board determines that amortized cost does not represent market value. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                            PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below.

    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form (Application) for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Intermediate Fund.


    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327, and stating: (1) the investor's account registration number, address and social security or tax identification number, (2) the name of the investment portfolio to be invested in, (3) the amount being wired, (4) the name of the wiring bank and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Intermediate Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number and the name of the Fund in which to be invested.

    3. Completing the Application and forwarding it to Transfer Agent at the above address.


    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Intermediate Fund. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer

Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


    EXCHANGE PRIVILEGE. Subject to each investment portfolio's minimum investment, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made (1) by telephone if the registrations of the two accounts are identical; or
(2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Intermediate Fund. If shares of a Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.


                           REDEMPTION OF FUND SHARES

    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored.

    EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series Intermediate Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


    MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Intermediate

Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:

    1. A letter of instruction or a stock assignment stating that the shares are to be redeemed out of The Seven Seas Series Intermediate Fund and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such other supporting legal documents,  if required by applicable law  or
       Transfer   Agent,  in   the  case  of   estates,  trusts,  guardianships,
       custodianships, corporations and pension and profit-sharing plans.

    The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


    ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


    Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. Paul Mattocks, Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since December 1994. For the past five years, Mr. Mattocks has been a portfolio manager for several pooled funds and has worked with State Street's Trust Division in the management of fixed-income assets. There are two other portfolio managers who work with Mr. Mattocks in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .80% of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator to the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Intermediate Fund, with assets of $7.2 billion as of October 31, 1995.


    Pursuant  to   the  Administration   Agreement  with   Investment   Company,
Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million --
 .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator also receives reimbursement of expenses it incurs in
connection   with   establishing   new  investment   portfolios.   Further,  the
administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature, (2) advertising and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under   the  Plan,  the  Fund  may  also  enter  into  agreements  ("Service
Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


    Payments to Distributor, as well as payments to Service Organizations, from a Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise its "yield." Yield is calculated by dividing the net investment income per share earned during the most recent 30-day (or one-month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

    From time to time the Fund may advertise its "total return." The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five-and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping  services  and  serves  as the  Fund's  transfer  agent ("Transfer
Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling Transfer Agent at (800) 647-7327.

    ORGANIZATION,  CAPITALIZATION AND VOTING.   Investment Company was organized
as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

    Investment Company issues shares divisible into an unlimited number of series (or investment portfolios), each of which is a separate trust under Massachusetts law. The Intermediate Fund is one such series.

    Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter which affects only a particular investment portfolio, only shareholders of that portfolio may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.


    Investment Company does not issue share certificates for the Fund. Transfer Agent sends Fund shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                           THE SEVEN SEAS SERIES FUND

                    The Seven Seas Series Money Market Fund

             The Seven Seas Series US Government Money Market Fund

                The Seven Seas Series Tax Free Money Market Fund

                    The Seven Seas Series S&P 500 Index Fund

                      The Seven Seas Series Small Cap Fund

                    The Seven Seas Series Matrix Equity Fund

                     The Seven Seas Series Yield Plus Fund

                  The Seven Seas Series Growth and Income Fund

                    The Seven Seas Series Intermediate Fund

                The Seven Seas Series Active International Fund

                  The Seven Seas Series Emerging Markets Fund

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089

                           ACTIVE INTERNATIONAL FUND

    The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one mutual fund, The Seven Seas Series Active International Fund (referred to in this Prospectus as the "Active International Fund" or the "Fund"). The Active International Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.


INVESTMENT ADVISER, CUSTODIAN
       TRANSFER AGENT:                 DISTRIBUTOR:                  ADMINISTRATOR:
 State Street Bank and Trust    Russell Fund Distributors,      Frank Russell Investment
           Company                         Inc.                    Management Company
     225 Franklin Street         Two International Place,             909 A Street
 Boston, Massachusetts 02110            35th Floor              Tacoma, Washington 98402
       (617) 654-4721           Boston, Massachusetts 02110          (206) 627-7001
                                      (617) 654-6089


                       PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
Fund Operating Expenses....................................................................................           3
Financial Highlights.......................................................................................           4
The Seven Seas Series Fund.................................................................................           5
Manner of Offering.........................................................................................           5
Investment Objectives, Policies and Restrictions...........................................................           5
Risk Factors...............................................................................................          11
Portfolio Turnover.........................................................................................          13
Dividends and Distributions................................................................................          13
Taxes......................................................................................................          13
Valuation of Fund Shares...................................................................................          15
Purchase of Fund Shares....................................................................................          16
Redemption of Fund Shares..................................................................................          17
General Management.........................................................................................          18
Fund Expenses..............................................................................................          21
Performance Calculations...................................................................................          22
Additional Information.....................................................................................          22

                            FUND OPERATING EXPENSES
                THE SEVEN SEAS SERIES ACTIVE INTERNATIONAL FUND

    The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Active International Fund will incur directly or indirectly. The examples provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For additional information, see "General Management."


SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases........................................................................................   None
  Sales Load Imposed on Reinvested Dividends.............................................................................   None
  Deferred Sales Load....................................................................................................   None
  Redemption Fees........................................................................................................   None
  Exchange Fee...........................................................................................................   None

ANNUAL FUND OPERATING EXPENSES:
------------------------------
(as a percentage of average daily net assets)
  Advisory Fees (1)......................................................................................................  .48%
  12b-1 Fees (2)(3)......................................................................................................   .05
  Other Expenses (2).....................................................................................................   .47
                                                                                                                           ------
  Total Operating Expenses After Fee Waivers (1)(4)......................................................................  1.00%
                                                                                                                           ------
                                                                                                                           ------


                                                                                            1 YEAR   3 YEARS
                                                                                            ------   -------
You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return
 and (ii) redemption at the end of each time period:......................................   $  10    $ 32
                                                                                            ------   -------
                                                                                            ------   -------

------------------------
(1) The Adviser voluntarily agrees to waive up to the full amount of its Advisory fee of .75% to the extent that total expenses exceed 1.00% on an annual basis. The gross annual Advisory expense before the waiver would be .75% of average daily net assets. The total operating expenses of the Fund absent the fee waiver would be 1.27% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year.

(2) The ratios for "12b-1 fees" and "other expenses" are based on estimated amounts for the current fiscal year with expected annual average net assets of $45 million.

(3) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(4) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

    Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                THE SEVEN SEAS SERIES ACTIVE INTERNATIONAL FUND


    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                                                                          1995++
                                                                                                         ---------
NET ASSET VALUE, BEGINNING OF PERIOD...................................................................  $   10.00
                                                                                                         ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................................................................        .03
  Net realized and unrealized gain (loss) on investments...............................................        .86
                                                                                                         ---------
  Total From Investment Operations.....................................................................        .89
                                                                                                         ---------

NET ASSET VALUE, END OF PERIOD.........................................................................  $   10.89
                                                                                                         ---------
                                                                                                         ---------
TOTAL RETURN (%)(a)....................................................................................       8.90
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b).............................................       1.79
  Operating expenses, gross, to average daily net assets (b)...........................................       2.56
  Net investment income to average daily net assets (b)................................................       1.11
  Portfolio turnover (b)...............................................................................       7.17
  Net assets, end of period ($000 omitted).............................................................     25,186
  Per share amount of fees waived ($ omitted)..........................................................      .0207


------------------------
 ++ For the period  March 7,  1995 (commencement  of operations)  to August  31,
    1995.

(a) Periods less than one year are not annualized.

(b) Annualized.

                           THE SEVEN SEAS SERIES FUND

    The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, The Seven Seas Series Active International Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. The shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE

    The Active International Fund's nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. This objective may be changed with the approval of a majority of the Fund's Board of Trustees. Shareholders would, however receive at least 60 days' prior notice of any change to the Fund's investment objective. It may be determined that the objective will only be changed with the approval of a majority of the Fund's shareholders, as defined by the 1940 Act. There can be no assurance that the Fund will meet its stated investment objective.

    The Fund will attempt to meet its objective through the active selection of countries, currencies and securities. The selection of investments will be made through a proprietary, quantitative process developed by the Adviser. Investments will be made in, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index. For additional investment policies, see "Investment Policies."

    The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Prospectus. Countries may be added to or deleted from the list.

    The Fund will invest at least 65% of its total assets in equity securities of foreign issuers. In addition to investment in equities, the Fund may hold fixed-income instruments (including convertibles), forward contracts, cash, and cash equivalents as well as derivatives, including options on securities and securities indices and futures contracts and options on futures. For investment restrictions on the use of these derivatives, please refer to the investment policies section of this Prospectus. However, the Fund may invest in other equity securities and may temporarily for defensive purposes, without limitation, invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves."

    Of the fixed-income instruments used by the Fund, less than 5% will be considered lower than investment-grade. Such securities are regarded as speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Therefore, such securities are sometimes referred to as "junk bonds." Please see the Statement of Additional Information for a description of the securities ratings.

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    US AND INTERNATIONAL EQUITY SECURITIES. The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. The risks associated with investment in securities issued by foreign governments and companies are described under "Risk Factors -- Foreign Securities."

    FOREIGN CURRENCY. The Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. The Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

    In addition to the forward exchange contracts, the Fund may also purchase or sell listed or over-the-counter foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way. See "Risk Factors -- Futures Contracts and Options on Futures" for further discussion of the risks associated with such investment techniques.

    Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options. Long hedges (buying foreign currency futures or options) and short hedges (selling foreign currency futures or options) are a cost-effective way to hedge (eliminate or limit) the risk of possible variations in the exchange rate between various currencies.

    The Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund may enter into forward exchange contracts for hedging purposes to the extent the Fund holds foreign currencies. The Fund will not enter into a forward contract with a term of more than one year.

    EMERGING MARKETS. The Fund may invest in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's Adviser to have a developing or emerging economy or securities market. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the Fund invests will be expanded over time as the stock markets in other countries evolve and in countries for which subcustodian arrangements are approved by the Fund's Board of Trustees. In determining securities in which to invest, the Adviser will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

    DEPOSITORY RECEIPTS. The Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar instruments, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs, in registered form, are designed for use in the US securities markets, and EDRs are issued for trading primarily in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


    CONVERTIBLE SECURITIES. The Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Of the convertible securities used by the Fund, less than 5% will be considered lower than investment-grade. Such securities are regarded as speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Therefore, such securities are sometimes referred to as "junk bonds." Please see the Statement of Additional Information for a description of the securities ratings.

    CASH RESERVES. For the purpose of investing uncommitted cash balances or to maintain liquidity to meet shareholder redemptions, the Fund may invest temporarily and without limitation in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

    SECURITIES WARRANTS. The Fund may invest up to 5% of its net assets in warrants of foreign or domestic issuers. Included in such amount, but not to exceed 2% of the value of the Fund's assets, may be warrants that are not listed on a securities exchange. A warrant typically is a long term option issued by a corporation which generally gives the holder the privilege of buying a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

    FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of quasi-government agencies and debt securities denominated in multinational currency units of an issuer.

    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates. For additional discussion of the risks associated with the use of foreign currency transactions, see "Risk Factors -- Foreign Currency."

    OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

    The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Please refer to the section entitled "Hedging Strategies and Related Investment Techniques" in the Statement of Additional Information for further information.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

    A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the stock index. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

    Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

    Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

    When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures. Please refer to the section entitled "Hedging Strategies and Related Investment Techniques" in the Statement of Additional Information for further information.

    To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.

INVESTMENT RESTRICTIONS

    The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information.

    Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure permitted borrowings.

                                  RISK FACTORS

    FOREIGN SECURITIES. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the over-the-counter markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

    FOREIGN CURRENCY. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. The Fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge. Finally, the successful use of options and futures also depends on the Adviser's ability to correctly predict price movements in the market involved in a particular option or futures transaction. Please refer to the section "Hedging Strategies and Related Investment Techniques -- Risk Factors in Options, Futures, Forward and Currency Transactions" in the Statement of Additional Information for further information.

    EMERGING MARKETS. Investments in companies domiciled in emerging market countries may be subject to additional risks. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

                               PORTFOLIO TURNOVER

    The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 80%. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. The Adviser's sell discipline for the Fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Adviser's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

    The Fund may effect portfolio transactions with or through State Street Brokerage Services, Inc. an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare and pay on Fund shares dividends annually from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains.

    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

    Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

                                     TAXES

    The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amounts of income dividends and net capital gains distributions and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

    If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

    Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

    If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, shareholders would include in their gross income both dividends received from the Fund and foreign income taxes paid by the Fund. Shareholders of the Fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. The Fund determines net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

    VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

    Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

    International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

    Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that amortized cost does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

    The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                            PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below.


    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form (the "Application") for each new account regardless of the investment method. For additional information, copies of Applications or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Active International Fund.


    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and stating: (1) the investor's account registration number, address and social security or tax identification number; (2) the amount being wired;
       (3) the name of the wiring bank; (4) the name and telephone number of the person at the wiring bank to be contacted in connection with the order; and (5) that the funds should be invested in The Seven Seas Series Active International Fund.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Active International Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

    3. Completing the Application and forwarding it to Transfer Agent at the above address.


    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Active International Fund. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required to pay additional fees by such intermediary. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and not restricted as to transfer either by law or liquidity of the market and must be acquired by the Fund for investment and not for resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


    EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Active International Fund. If shares of a Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Funds upon 60 days' notice to shareholders.


                           REDEMPTION OF FUND SHARES

    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored.

    EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series Active International Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the

Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


    MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Active International Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. Good order means that the request must include the following:


    1. A letter of instruction or a stock assignment stating the Fund or Funds out of which the shares are to be redeemed and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such  other supporting legal documents, if  required by applicable law or
       Transfer  Agent,  in   the  case  of   estates,  trusts,   guardianships,
       custodianships, corporations and pension and profit-sharing plans.

    The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

    ADVISORY AGREEMENT. The Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over

$171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.


    Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. Robert Rubano, Assistant Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since its inception in March 1993. Mr. Rubano has been with State Street since 1990 as a portfolio manager of active international funds. There are seven other portfolio managers who work with Mr. Rubano in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .75% of the Fund's average daily net assets. This fee is higher than the investment advisory fees paid by most investment companies. However, the fee is comparable to that of other funds with similar investment objectives.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If Adviser were prohibited from serving the Funds in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State
Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator to the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Fund, with assets of $7.2 billion as of October 31, 1995.


    Pursuant  to   the  Administration   Agreement  with   Investment   Company,
Administrator will: (1) supervise all aspects of the Funds' operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds' books and records; (3) arrange the periodic updating of the Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Active International Fund pays Administrator a fee that on an annual basis is equal to the following percentages of each Fund's average daily net assets: $0 to and including $500 million -- .07%; over $500 million to and including $1 billion --
 .06%; over $1 billion to and including $1.5 billion -- .04%; and over $1.5 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs
in   connection  with  establishing  new  investment  portfolios.  Further,  the administration fee paid by Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a time spent basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under   the  Plan,  the  Fund  may  also  enter  into  agreements  ("Service
Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


    Payments to the Distributor, as well as payments to Service Organizations from the Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of their expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-
of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise its total return. The total return of a Fund refers to the average annual compounded rates of return from a hypothetical investment in the Fund over one-, five-and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical
Services, Inc., Wall Street Journal Score Card, MSCI EAFE Index, or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Total return and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the
Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive an unaudited semiannual financial statement and an annual financial statement audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling the Transfer Agent at (800) 647-7327.

    ORGANIZATION, CAPITALIZATION AND VOTING.   Investment Company was  organized
as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

    Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Active International Fund is one such series.

    Fund shares represent an equal proportionate interest in the Fund, have a par value of $.001 per share and are entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    Investment Company does not issue share certificates for the Fund. Transfer Agent sends Fund shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.


    As of November 30, 1995, State Street Bank Retirement CM01, an account of State Street Bank and Trust Company, owned of record 38% of the issued and outstanding shares of the Fund, and is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                           THE SEVEN SEAS SERIES FUND

                    The Seven Seas Series Money Market Fund

             The Seven Seas Series US Government Money Market Fund

                The Seven Seas Series Tax Free Money Market Fund

                    The Seven Seas Series S&P 500 Index Fund

                      The Seven Seas Series Small Cap Fund

                    The Seven Seas Series Matrix Equity Fund

                     The Seven Seas Series Yield Plus Fund

                  The Seven Seas Series Growth and Income Fund

                    The Seven Seas Series Intermediate Fund

                The Seven Seas Series Active International Fund

                  The Seven Seas Series Emerging Markets Fund

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089

                                 SMALL CAP FUND

    The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one such mutual fund, The Seven Seas Series Small Cap Fund (referred to in this Prospectus as the "Fund") The Fund seeks to maximize total return through investment in equity securities; at least 65% of total assets will be invested in securities issued by smaller capitalized issuers. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.



INVESTMENT ADVISER, CUSTODIAN
     AND TRANSFER AGENT:               DISTRIBUTOR:                  ADMINISTRATOR:
 State Street Bank and Trust    Russell Fund Distributors,      Frank Russell Investment
           Company                         Inc.                    Management Company
     225 Franklin Street         Two International Place,             909 A Street
 Boston, Massachusetts 02110            35th Floor              Tacoma, Washington 98402
       (617) 654-4721           Boston, Massachusetts 02110          (206) 627-7001
                                      (617) 654-6089



                       PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
Fund Operating Expenses....................................................................................           3

Financial Highlights.......................................................................................           4

The Seven Seas Series Fund.................................................................................           5

Manner of Offering.........................................................................................           5

Investment Objectives, Policies and Restrictions...........................................................           5

Certain Risk Factors.......................................................................................          10

Portfolio Turnover.........................................................................................          11

Dividends and Distributions................................................................................          11

Taxes......................................................................................................          11

Valuation of Fund Shares...................................................................................          12

Purchase of Fund Shares....................................................................................          13

Redemption of Fund Shares..................................................................................          15

General Management.........................................................................................          16

Fund Expenses..............................................................................................          19

Performance Calculations...................................................................................          19

Additional Information.....................................................................................          19

                            FUND OPERATING EXPENSES
                      THE SEVEN SEAS SERIES SMALL CAP FUND

    The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Small Cap Fund will incur directly or indirectly. The examples provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For additional information, see "General Management."


SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases.........................................................................................  None
  Sales Load Imposed on Reinvested Dividends..............................................................................  None
  Deferred Sales Load.....................................................................................................  None
  Redemption Fees.........................................................................................................  None
  Exchange Fee............................................................................................................  None
ANNUAL FUND OPERATING EXPENSES:
--------------------------------
(as a percentage of average daily net assets)
  Advisory Fees (1).......................................................................................................   .42%
  12b-1 Fees (1)(2).......................................................................................................   .14
  Other Expenses (1)......................................................................................................   .44
                                                                                                                            -----
  Total Operating Expenses After Fee Reimbursement (1)(3).................................................................  1.00%
                                                                                                                            -----
                                                                                                                            -----


EXAMPLES:                                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                            ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return
 and (ii) redemption at the end of each time period:......................................   $  10    $ 32      $ 55       $122
                                                                                            ------   -------   -------   --------
                                                                                            ------   -------   -------   --------

------------------------

(1) The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.00% of average daily net assets on an annual basis. The gross annual expenses before reimbursement of Advisory, 12b-1 and Other Expenses would be .75%, .25% and .77% of average daily net assets, respectively. The total operating expenses of the Fund absent reimbursement would be 1.77% of average daily net assets on an annual basis. This agreement will remain in effect for the current fiscal year.


(2) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

    Long-term shareholders of the Fund may pay more in Rule 12b-1 fees that the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                      THE SEVEN SEAS SERIES SMALL CAP FUND


    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                                     1995+       1994       1993      1992++
                                                                     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR...............................    $11.88     $12.24     $10.09     $10.00
                                                                     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..........................................       .13        .21        .22        .04
  Net realized and unrealized gain on investments................      3.19        .24       2.14        .05
                                                                     ------     ------     ------     ------
  Total From Investment Operations...............................      3.32        .45       2.36        .09
                                                                     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Net investment income..........................................      (.15)      (.21)      (.21)      --
  Net realized gain on investments...............................      (.58)      (.60)      --         --
  In excess of net realized gain on investments..................      (.05)      --         --         --
                                                                     ------     ------     ------     ------
  Total Distributions............................................      (.78)      (.81)      (.21)      --
                                                                     ------     ------     ------     ------
                                                                     ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR.....................................    $14.42     $11.88     $12.24     $10.09
                                                                     ------     ------     ------     ------
                                                                     ------     ------     ------     ------
TOTAL RETURN (%)(a)..............................................     30.04       3.90      23.66        .90
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b).......       .97        .30        .25        .25
  Operating expenses, gross, to average daily net assets (b).....      1.58        .81       1.18       1.71
  Net investment income to average daily net assets (b)..........       .81       1.73       1.85       2.55
  Portfolio turnover (b).........................................    192.88      44.86      81.14       4.59
  Net assets, end of year ($000 omitted).........................    23,301     25,716     34,815      9,392
  Per share amount of fees waived ($ omitted)....................     .0261      .0046      .0083      .0021
  Per share amount of fees reimbursed by Adviser ($ omitted).....     .0730      .0582      .1040      .0226


------------------------

 + Prior to November 22, 1994, the Fund was passively managed as the S&P Midcap Index Fund.


 ++ For the period July 1, 1992 (commencement of operations) to August 31, 1992.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended August 31, 1992 are annualized.

                           THE SEVEN SEAS SERIES FUND

    The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interest in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, The Seven Seas Series Small Cap Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. The shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE

    The Fund's non-fundamental investment objective is to maximize total return through investment in equity securities; at least 65% of total assets will be invested in securities of smaller capitalized issuers. This objective may be changed with the approval of a majority of the Fund's Trustees. Shareholders would, however, receive at least 60 days prior notice of any change to the Fund's investment objective. The objective will only be changed with the approval of a majority of the Fund's shareholders, as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

    Equity securities will be selected by the Fund on the basis of a proprietary analytical model of Adviser. Each security will be ranked on the basis of a single measure: the momentum of Wall Street sentiment. The measure examines changes in Wall Street analyst's earnings estimates and ranks stocks by the strength and consistency of those changes. Sector and industry weight are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation.

    The Fund will invest primarily in a portfolio of small to medium sized domestic companies. Small to medium sized companies will include those stocks with market capitalization generally ranging in value from $100 million to $1.5 billion. Investments in small to medium sized companies may involve greater risks because these companies generally have a limited track record and often experience higher price volatility.

    The Russell 2000-Registered Trademark- Index consists of the smallest 2,000 companies in the Russell 3000-Registered Trademark- Index, representing approximately 11% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is composed of 3,000 large US companies, as determined by market capitalization, representing approximately 98% of the total US equity market. The purpose of the Russell 2000 Index is to provide a comprehensive representation of the investable US small-capitalization equity market. The average market capitalization is $255 million.

    The Fund will invest at least 65% of its total assets in small to medium sized companies. However, the Fund may invest in other equity securities and may temporarily for defensive purposes, without limitation, in certain short-term investment grade debt securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves." For additional investment strategies, see "Investment Policies."

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on the Fund's Investment Policies, see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities.
Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.


    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.

    ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

    A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

    Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

    Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

    When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

    OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

    The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

    CASH RESERVES. For the purpose of investing uncommitted cash balances or to maintain liquidity to meet shareholder redemptions, the Fund may invest temporarily and without limitation in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

    WARRANTS. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

    CONVERTIBLE SECURITIES. The Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

    AMERICAN DEPOSITORY RECEIPTS (ADRS). The Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

    DEBT SECURITIES. The Fund may also invest temporarily in investment grade debt securities for defensive purposes. The Fund will primarily invest in equity securities as defined under the Securities Exchange Act of 1934 (including convertible debt securities). Other debt will typically represent less than 10% of the Fund's assets. Please see the Statement of Additional Information for a description of securities ratings.

INVESTMENT RESTRICTIONS

    The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure permitted borrowings.

                              CERTAIN RISK FACTORS

    FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include:
(1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

    FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because the some of the Fund's securities may be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

                               PORTFOLIO TURNOVER

    The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 150%. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

    The Fund may effect portfolio transactions with or through State Street Brokerage Services, Inc., an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare and pay on Fund shares dividends quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains.

    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

    Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

                                     TAXES

    The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amounts of income dividends and net capital gains distributions and the percentage of a Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. The Fund determines net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

    VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

    Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

    International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

    Securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that amortized cost does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

    The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

                            PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below.


    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form (Application) for each new account regardless of the investment method. For additional information, copies of forms or questions, call the Transfer Agent at (800)
647-7327, or write to the Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Small Cap Fund.


    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the Fund to be invested in; (3) the amount being wired; (4) the name of the wiring bank and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

    3. Completing the Application and forwarding it to Transfer Agent at the above address.


    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Small Cap Fund. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required to pay additional fees by such intermediary. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and restrictions of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


    EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Small Cap Fund. If shares of a Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.

                           REDEMPTION OF FUND SHARES

    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored.

    EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series Small Cap Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


    MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Small Cap Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:


    1. A letter of instruction or a stock assignment stating that shares are to be redeemed out of The Seven Seas Series Small Cap Fund and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such  other supporting legal documents, if  required by applicable law or
       Transfer  Agent,  in   the  case  of   estates,  trusts,   guardianships,
       custodianships, corporations and pension and profit-sharing plans.

    The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


    ADVISORY AGREEMENT. The Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


    Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Mr. Jeffrey Adams, Assistant Vice President, has been the portfolio manager primarily responsible for investment decisions regarding the Fund since December 1994. Mr. Adams has been with State Street since 1990, as a portfolio manager for the past three years, and as an account administrator for two years prior to that. There are four other portfolio managers who work with Mr. Adams in managing the Fund. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .75% of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

    State  Street  may  from  time to  time  have  discretionary  authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including this Fund presented in this Prospectus, with assets of $7.2 billion as of October 31, 1995.


    Pursuant   to   the  Administration   Agreement  with   Investment  Company,
Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: $0 to and including $500 million --
 .06%; over $500 million to and including $1 billion -- .05%; and over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in
connection  with   establishing   new  investment   portfolios.   Further,   the
administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


    Payments to the Distributor, as well as payments to Service Organizations from a Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund is the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise its total return. The total return of a Fund refers to the average annual compounded rates of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card, Russell
2000-Registered Trademark- Index, or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Total return and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the
Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling the Transfer Agent at (800) 647-7327.

    ORGANIZATION, CAPITALIZATION AND VOTING.   Investment Company was  organized
as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

    Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Fund is one such series.

    The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    Investment Company does not issue share certificates for the Fund. Transfer Agent sends shareholders of the Fund statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.


    As of November 30, 1995, State Street Bank Retirement CM01, an account of State Street Bank and Trust Company, owned of record 46% of the issued and outstanding shares of the Fund, and is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                           THE SEVEN SEAS SERIES FUND

                    The Seven Seas Series Money Market Fund

             The Seven Seas Series US Government Money Market Fund
                The Seven Seas Series Tax Free Money Market Fund
                    The Seven Seas Series S&P 500 Index Fund
                      The Seven Seas Series Small Cap Fund
                    The Seven Seas Series Matrix Equity Fund
                     The Seven Seas Series Yield Plus Fund
                  The Seven Seas Series Growth and Income Fund
                    The Seven Seas Series Intermediate Fund
                The Seven Seas Series Active International Fund
                  The Seven Seas Series Emerging Markets Fund

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                          US TREASURY OBLIGATIONS FUND

     The Seven Seas Series Fund is a series registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one such mutual fund, The Seven Seas Series US Treasury Obligations Fund (referred to in this Prospectus as the "Treasury Obligations Fund" or the "Fund"). The Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing only in obligations that are issued by the US Treasury or guaranteed as to principal and interest by the full faith and credit of the US Government. The Fund intends to meet its investment objective by investing only in US Treasury bills, notes and bonds. Dividends paid by the Fund are exempt from taxation by most state governments. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 Plan.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.


          Investment Adviser, Custodian
                Transfer Agent:                          Distributor:                               Administrator:
           State Street Bank and Trust            Russell Fund Distributors, Inc.              Frank Russell Investment
                   Company                          Two International Place                      Management Company
              225 Franklin Street                          35th Fl.                                  909 A Street
           Boston, Massachusetts 02110            Boston, Massachusetts 02110                  Tacoma, Washington  98402
                (617) 654-4721                           (617) 654-6089                              (206) 627-7001



                  PROSPECTUS DATED DECEMBER 29, 1995

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .  3

The Seven Seas Series Fund . . . . . . . . . . . . . . . . . . . . . . . . .  4

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

Investment Objective, Policies and Restrictions. . . . . . . . . . . . . . .  4

Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . . .  7

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  7

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .  8

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . 10

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . . . 14

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

                             FUND OPERATING EXPENSES
               THE SEVEN SEAS SERIES US TREASURY OBLIGATIONS FUND


The following table is intended to assist the investor in understanding the costs and expenses that an investor in the Treasury Obligations Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
     Sales Load Imposed on Purchases                                       None
     Sales Load Imposed on Reinvested Dividends                            None
     Deferred Sales Load                                                   None
     Redemption Fees                                                       None
     Exchange Fee                                                          None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
     Advisory Fees(1)                                                      .13%
     12b-1 Fees(1, 2, 3)                                                   .02
     Other Expenses:(1, 2)                                                 .05
                                                                           ---

     Total Operating Expenses After Fee Waivers And Reimbursement(1, 4)    .20%
                                                                           ---
                                                                           ---


     Examples:                                 1 year       3 years
     --------                                  ------       -------
     You would pay the following
     expenses on a $1,000
     investment, assuming (i) 5%
     annual return and (ii) redemption
     at the end of each time period:            $2             $6
                                                --             --
                                                --             --

---------------------------------
1 Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of .20% of average daily net assets on an annual basis. Additionally, the Administrator has voluntarily agreed to waive a portion of its fees for the first three months after the Fund becomes operational. The gross annual Advisory, 12b-1 and Other Expenses before waivers and reimbursement would be .25%, .04% and .11% of average daily net assets, respectively. The total operating expenses of the Fund absent fee waivers and reimbursement would be .40% of average daily net assets on an annual basis. The reimbursement will be in effect for the current fiscal year.
2 The ratio for "other expenses" is based on estimated amounts for the current fiscal year, with expected annual average net assets of $500 million.
3 Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
4 Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                           THE SEVEN SEAS SERIES FUND

     The Seven Seas Series Fund ("Investment Company") is a registered open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in a variety of investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, The Seven Seas Series US Treasury Obligations Fund ("Treasury Obligations Fund" or the "Fund"). State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser for the Fund.

                               MANNER OF OFFERING

     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under the Investment Company's Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

     MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $100,000. A shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $100,000. The Fund reserves the right to reject any purchase order.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Treasury Obligations Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing only in obligations that are issued by the US Treasury or guaranteed as to principal and interest by the full faith and credit of the US Government. This investment objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

      The Treasury Obligations Fund's investment policy is to invest only in US Treasury bills, notes and bonds (which are direct obligations of the US Government). Dividends paid by the Fund are exempt from taxation by most state governments. See "Taxes."

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. To the extent consistent with the Fund's fundamental investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     US GOVERNMENT OBLIGATIONS. These securities include US Treasury bills, notes and bonds and other obligations issued by the US Government. These securities also include securities issued by agencies or instrumentalities of the US Government that are guaranteed as to the payment of interest and principal by the US Government, although the Fund has no present intention to invest in such securities. Examples of such agencies include the Government National Mortgage Association, the Export-Import Bank of the US, the General Services Administration and the Small Business Administration.


     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will invest no more than 25% of its net assets in when-issued securities.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made.
The Fund may not:


          1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

          2. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                               PORTFOLIO MATURITY

      The Fund must limit investments to securities with remaining maturities of 397 days or less (as calculated in accordance with Rule 2a-7 of the 1940 Act) and must maintain a dollar-weighted average maturity of 90 days or less. The Fund normally holds portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous or necessary.



                               PORTFOLIO TURNOVER

          The Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect net asset value or yield of the Fund.


                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for a Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

     Dividends declared in December and payable to shareholders of record in such month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

     Income dividends and capital gains distributions, if any, will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.


                                      TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. As a regulated investment company, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Under federal law, the income derived from obligations issued by the US Government and certain of its agencies or instrumentalities is exempt from state income taxes.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The Fund will determine net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and the Boston Federal Reserve are open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

     VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


                             PURCHASE OF FUND SHARES


     MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment and account balance of $100,000. The Fund reserves the right to reject any purchase order.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Payments for Fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Shares of the Fund purchased by orders which are accepted: (1) prior to Noon Eastern time will earn the dividend declared on the date of purchase; and (2) on or after Noon Eastern time will earn the dividend determined on the next day.


     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Application Form ("Application") for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317 Attention: The Seven Seas Series US Treasury Obligations Fund.


     FEDERAL FUND WIRE. In order to assure timely processing of purchase orders, the Investment Company strongly recommends that investors purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent. An investor using this purchase method should:

          1. Telephone State Street Bank and Trust Company at (800) 647-7327 and provide: (1) the investor's account registration number, address and social security or tax identification number; (2) the amount being wired; (3) the name of the wiring bank; (4) the name and telephone number of the person at the wiring bank to be contacted in connection with the order; and (5) that the funds should be invested in The Seven Seas Series US Treasury Obligations Fund.

          2. Instruct the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA, (ABA #0110-00028) Attention:
               The Seven Seas Series US Treasury Obligations Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

          3. Complete the Application and forward it to Transfer Agent at the above address.

Orders transmitted via this purchase method will be credited when federal funds are received by State Street Bank and Trust Company, even though the investor's Application may not arrive until later. However, an investor will not be permitted to redeem shares from the account until a completed Application is on file.


     MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series US Treasury Obligations Fund. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

     "IN-KIND" EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

     EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series US Treasury Obligations Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.

                            REDEMPTION OF FUND SHARES


     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored. An investor will not be permitted to redeem shares from the account until a completed Application is on file. Shareholders who redeem shares of the Fund pursuant to a request received by State Street Bank and Trust Company prior to Noon Eastern time will not be entitled to that day's dividend with respect to the shares redeemed.

     EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series US Treasury Obligations Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.

     MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317,
Attention: The Seven Seas Series US Treasury Obligations Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:


          1. A letter of instruction or a stock assignment stating that the shares are to be redeemed out of The Seven Seas Series US Treasury Obligations and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

          2. Such other supporting legal documents, if required by applicable law or Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

     The Fund reserves the right to redeem the shares in any account with a balance of less than $100,000 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.


                               GENERAL MANAGEMENT


     The Board of Trustees supervises the Fund's management, activities and affairs and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.



     ADVISORY AGREEMENT. Investment Company employs State Street to furnish the Fund's investment services. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.

     Adviser, subject to Board supervision, directs the Fund's investments in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.


     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. Adviser does not expect that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


      State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT.  Frank Russell Investment Management
Company ("Administrator") serves as Fund administrator. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of

October 31, 1995, and acts as administrator to 17 mutual funds, including the Fund, with assets of $7.2 billion as of October 31, 1995.


     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations;
(2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectus and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Fund is equal to the percentage of average aggregate daily net assets attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of each Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including (1) the costs of prospectuses, reports to shareholders and sales literature, (2) advertising and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .10% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


     Investment Company has entered into Service Agreements with Adviser,
State Street Brokerage Services, Inc., and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") State Street Brokerage
Services, Inc. ("SSBSI") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to
 .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser and, SSBSI, and Commercial Banking, respectively.


     Payments to Distributor, as well as payments to Service Organizations from the Fund, will not be permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward would terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations would be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


                                  FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal Fund expenses are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs;
(2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares;
(8) the cost of registering Fund shares under federal and state laws;
(9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.


                            PERFORMANCE CALCULATIONS


          From time to time the Fund may advertise its yield and effective yield. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

          From time to time, the Fund may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be "annualized" using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

     From time to time, the Fund may advertise its total return. The Fund's total return is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

          Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street Bank and Trust Company holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for Fund supervision and management except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling Transfer Agent at (800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

     Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Treasury Obligations Fund is one such series.

     Fund shares represents an equal proportionate interest in a the Fund, have a par value of $.001 per share and are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for Fund shares. Transfer Agent sends monthly statements to Fund shareholders. Each statement also sets forth the balance of shares held in the account and describes any activity in the account during the period covered by the statement.

                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089

                           TAX FREE MONEY MARKET FUND
                                 CLASS A SHARES

    The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers Class A shares of beneficial interest in one such mutual fund, The Seven Seas Series Tax Free Money Market Fund (referred to in this Prospectus as the "Tax Free Fund" or the "Fund"). The Tax Free Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    INVESTMENTS IN THE TAX FREE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.


INVESTMENT ADVISER, CUSTODIAN          DISTRIBUTOR:
     AND TRANSFER AGENT:        Russell Fund Distributors,           ADMINISTRATOR:
 State Street Bank and Trust               Inc.                 Frank Russell Investment
           Company               Two International Place,          Management Company
     225 Franklin Street                35th Floor                    909 A Street
 Boston, Massachusetts 02110    Boston, Massachusetts 02110     Tacoma, Washington 98402
       (617) 654-4721                 (617) 654-6089                 (206) 627-7001


                       PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
Fund Operating Expenses....................................................................................           3
Financial Highlights.......................................................................................           4
The Seven Seas Series Fund.................................................................................           5
Manner of Offering.........................................................................................           5
Investment Objective, Policies and Restrictions............................................................           5
Portfolio Maturity.........................................................................................          10
Dividends and Distributions................................................................................          10
Taxes......................................................................................................          11
Valuation of Fund Shares...................................................................................          12
Purchase of Fund Shares....................................................................................          12
Redemption of Fund Shares..................................................................................          14
General Management.........................................................................................          15
Fund Expenses..............................................................................................          18
Performance Calculations...................................................................................          18
Additional Information.....................................................................................          19

                            FUND OPERATING EXPENSES
                THE SEVEN SEAS SERIES TAX FREE MONEY MARKET FUND
                                 CLASS A SHARES

    The following table is intended to assist the investor in understanding the various costs and expenses that an investor in Class A shares of the Tax Free Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."


SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases.........................................................................................  None
  Sales Load Imposed on Reinvested Dividends..............................................................................  None
  Deferred Sales Load.....................................................................................................  None
  Redemption Fees.........................................................................................................  None
  Exchange Fee............................................................................................................  None
ANNUAL FUND OPERATING EXPENSES:
-----------------------------------
(as a percentage of average daily net assets)
  Advisory Fees...........................................................................................................  .25%
  12b-1 Fees (1)(2).......................................................................................................  .05
  Other Expenses (2)......................................................................................................  .17
                                                                                                                            ----
  Total Operating Expenses (3)............................................................................................  .47%
                                                                                                                            ----
                                                                                                                            ----


                                                                                            1 YEAR   3 YEARS
                                                                                            ------   -------
EXAMPLES:
You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return
 and (ii) redemption at the end of each time period:......................................   $   5    $ 15
                                                                                            ------   -------
                                                                                            ------   -------

    The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class A shares are designed for institutional investors. Class B shares are offered through financial institutions that provide certain account administration services. Class C shares are offered through financial institutions that provide certain account administration and shareholder liaison services. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .05%, .30% and .55%, respectively, of the average daily net asset value of the shares of the class.
------------------------
(1) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(2) The ratios "12b-1 Fees" and "Other Expenses" are based on estimated amounts for the current fiscal year, with expected annual average Fund net assets of $155 million.

(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                              FINANCIAL HIGHLIGHTS
                THE SEVEN SEAS SERIES TAX FREE MONEY MARKET FUND


    The following table contains important financial information relating to the Tax Free Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Tax Free Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                                                                          1995++
                                                                                                         ---------
NET ASSET VALUE, BEGINNING OF PERIOD...................................................................  $  1.0000
                                                                                                         ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................................................................      .0251
                                                                                                         ---------
LESS DISTRIBUTIONS:
  Net investment income................................................................................     (.0251)
                                                                                                         ---------
NET ASSET VALUE, END OF PERIOD.........................................................................  $  1.0000
                                                                                                         ---------
                                                                                                         ---------
TOTAL RETURN (%)(a)....................................................................................       2.54
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net assets (b).............................................        .59
  Operating expenses, gross, to average daily net assets (b)...........................................        .60
  Net investment income to average daily net assets (b)................................................       3.40
  Net assets, end of year ($000 omitted)...............................................................     42,607
  Per share amount of fees waived ($ omitted)..........................................................      .0001


------------------------
 ++ For the period December 1, 1994  (commencement of operations) to August  31,
    1995.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended August 31, 1995 are not annualized.

                           THE SEVEN SEAS SERIES FUND

    The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class A shares in one such portfolio, The Seven Seas Series Tax Free Money Market Fund. State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser for the Fund.

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. A shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The Fund's fundamental investment objective is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value. This objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

    The Fund has a fundamental policy of investing at least 80% of its assets in federal tax exempt, high quality and short-term municipal securities of all types. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis.

    The Fund may invest not more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

    The Fund will invest in securities with remaining maturities of 397 days or less (as computed according to Rule 2a-7 of the 1940 Act) and will maintain a dollar-weighted average maturity of 90 days or less. The Fund will limit its portfolio investments to investment grade securities which at the time of acquisition the Adviser determines present minimal credit risk and which: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolio's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information about the Fund's Investment Policies, please see the Statement of Additional Information. To the extent consistent with the Fund's fundamental investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    MUNICIPAL SECURITIES. The Fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include project revenue bonds, such as private activity and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

    Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

    Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will reevaluate the fund's investment objective and may submit possible changes in the structure of the Fund to its shareholders.

    VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. The coupon rate on variable rate securities is reset by a remarketing agent on a periodic basis ranging from once a day to twice a year.

The agent sets the new rate at a level such that, in the judgment of the agent, the security could be resold in the secondary market at par. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate securities.

    Tax-exempt floating rate and variable rate demand notes and bonds ordinarily have stated maturities in excess of 13 months, but often permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. For the purpose of determining the remaining maturity of certain variable or floating rate obligations, the Fund may look to the later of the period remaining until the net readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

    ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

    MUNICIPAL LEASES. The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the Fund's interest, plus accrued interest.

    Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

    Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

    TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution  and receive the face value  thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

    STANDBY COMMITMENTS. The Fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The Fund will limit standby commitment transactions to institutions which the Adviser believes present minimal credit risk.

    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of net assets in when-issued securities.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


    ILLIQUID SECURITIES. The Fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days and for which there is no secondary market.

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

    COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

INVESTMENT RESTRICTIONS

    The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will, within three days, be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure permitted borrowings.

                               PORTFOLIO MATURITY

    The Fund must limit investments to securities with remaining maturities of 397 days or less (as calculated in accordance with Rule 2a-7) and must maintain a dollar-weighted average maturity of 90 days or less. The Fund normally holds portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous or necessary.

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

    Dividends declared in December and payable to shareholders of record in such month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive all or a portion of such dividends and distributions in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

                                     TAXES

    The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.

    Distributions by the Fund that are designated by it as "exempt-interest dividends" generally may be excluded from the shareholder's gross income. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

    The Fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the Fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a legally determined portion of the Fund's dividends as a tax preference item in determining their federal tax.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    Although the sale or exchange of Fund shares is a taxable event, no gain or loss is anticipated because the Fund seeks to maintain a stable $1.00 per share net asset value.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed. Shareholders of the Fund will also be advised of the percentage, if any, of the dividends by the Fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

    NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in the class and rounding to the nearest cent. The Fund determines net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

    VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                            PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below. Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.

    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form (Application) for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Fund.


    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327, and stating: (1) the investor's account registration number, address and social security or tax identification number; (2) the amount being wired;
       (3) the name of the wiring bank; (4) the name and telephone number of the person at the wiring bank to be contacted in connection with the order; and (5) that the funds should be invested in The Seven Seas Series Tax Free Money Market Fund.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Tax Free Money Market Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

    3. Completing the Application and forwarding it to Transfer Agent at the above address.


    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Tax Free Money Market Fund. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    "IN-KIND" EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer

Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


    EXCHANGE PRIVILEGE. Subject to each Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Tax Free Money Market Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.


                           REDEMPTION OF FUND SHARES

    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored. A dividend will be paid on shares redeemed if the redemption request is received by State Street Bank and Trust Company after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.

    EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series Tax Free Money Market Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


    MAIL.   Redemption requests may be made  in writing directly to State Street
Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Tax Free Money

Market Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:

    1. A letter of instruction or a stock assignment stating that the shares are to be redeemed out of The Seven Seas Series Tax Free Money Market Fund and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such  other supporting legal documents, if  required by applicable law or
       Transfer  Agent,  in   the  case  of   estates,  trusts,   guardianships,
       custodianships, corporations and pension and profit-sharing plans.

    The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


    ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


    Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, equal to .25% annually of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE

SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Tax Free Fund, with assets of $7.2 billion as of October 31, 1995.


    Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Tax Free Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class A shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the net asset value of Class A shares of the Fund for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under   the  Plan,  the  Fund  may  also  enter  into  agreements  ("Service
Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Class A shares of the Fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's Class A shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


    Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the Fund's Class A shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise its yield, effective yield and tax-equivalent yield of its Class A shares. The yield of the Fund refers to the income generated by an investment in Class A shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.

    From time to time, the Fund may also report yield, effective yield and tax-equivalent yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

    The Fund may also advertise the total return of its Class A shares. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Funds' Class A shares over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Donoghue's Money Fund Report, Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio record keeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling Transfer Agent at (800) 647-7327.

    ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Tax Free Money Market Fund is one such series. Shares of the Fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Each class of shares of the Fund has identical rights and privileges as all other shares of the Fund and participates equally in the dividends and distributions of the Fund. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

    Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Tax Free Money Market Fund are divided into Class A, Class B and Class C.

Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under Rule 12b-1 for Class A shares. Similar plans have been adopted for Class B and Class C shares. However, total payments under those plans are limited to .35% and .60% annually of the average net asset value of the Class B and Class C shares, respectively of the Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and .50% lower, respectively, than the yield on Class A shares.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter which affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    Investment Company does not issue share certificates for the Fund. Transfer Agent sends monthly shareholders statements, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.


    As of November 30, 1995, Clipper State Street, a fund of State Street Bank and Trust Company; and State Street Bank and Trust Company, owned of record 51% and 38%, respectively, of the issued and outstanding shares of the Fund. Each is therefore deemed to be a controlling person of the Fund for purposes of the 1940 Act.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089

INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                           TAX FREE MONEY MARKET FUND
                                 CLASS B SHARES

     The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers Class B shares of beneficial interest in one such series, The Seven Seas Series Tax Free Money Market Fund (referred to in this Prospectus as the "Tax Free Fund" or the "Fund"). Shares may not be purchased by individuals directly, but must be purchased through a financial institution which is permitted by contract with the Fund to offer the shares. This Prospectus should be read together with any materials provided by such institution. The Tax Free Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE TAX FREE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.


          Investment Adviser, Custodian
                Transfer Agent:                          Distributor:                               Administrator:
           State Street Bank and Trust            Russell Fund Distributors, Inc.              Frank Russell Investment
                   Company                          Two International Place,                      Management Company
              225 Franklin Street                         35th Floor                                  909 A Street
           Boston, Massachusetts 02110            Boston, Massachusetts 02110                  Tacoma, Washington  98402
                (617) 654-4721                           (617) 654-6089                              (206) 627-7001



                  PROSPECTUS DATED DECEMBER 29, 1995

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .  4

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

The Seven Seas Series Fund . . . . . . . . . . . . . . . . . . . . . . . . .  6

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

Investment Objective, Policies and Restrictions. . . . . . . . . . . . . . .  6

Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . . .  12

Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  13

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .  14

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .  15

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . . .  18

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

                                     SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in the Prospectus.

INVESTMENT OBJECTIVE. The Fund's investment objective is to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. To accomplish this goal, the Fund invests primarily in high quality short-term municipal obligations.

DIVIDENDS. Dividends from net investment income are declared daily and paid monthly. Net capital gains, if any, are distributed annually.

POTENTIAL INVESTORS. The Fund is designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. In this Prospectus, Class B shares of the Fund are offered to customers of certain financial institutions ("Service Organizations") who act as record holders of the shares and provide services to their customers who invest in the Fund.

PURCHASES AND REDEMPTIONS. Because shares of the Fund are offered through Service Organizations, to purchase and redeem shares potential investors should contact their Service Organizations for information regarding purchase and redemption procedures. Shares may be purchased or redeemed at the net asset value next determined after receipt of the order.

INVESTMENT ADVISERS. State Street Bank and Trust Company serves as investment adviser to the Fund in return for a fee equal to .25% annually of each Fund's average daily net assets.

CERTAIN CLASS INFORMATION. The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class A shares are designed for institutional investors. Class B shares are offered through Service Organizations that provide certain account administration services. Class C shares are offered through Service Organizations that provide certain account administration and shareholder liaison services. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .05%, .30% and .55%, respectively, of the average daily net asset value of the shares of the class.

                             FUND OPERATING EXPENSES
                THE SEVEN SEAS SERIES TAX FREE MONEY MARKET FUND
                                 CLASS B SHARES

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in Class B shares of the Tax Free Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
     Sales Load Imposed on Purchases                                        None
     Sales Load Imposed on Reinvested Dividends                             None
     Deferred Sales Load                                                    None
     Redemption Fees                                                        None
     Exchange Fee                                                           None

Annual Fund Operating Expenses:
-----------------------------------
(as a percentage of average daily net assets)
     Advisory Fees                                                          .25%
     12b-1 Fees:
           Payable to Distributor(1)                             .05%
           Payable to Service Organizations                      .25
                                                                 ---
           Total 12b-1 Fees                                                 .30

     Other Expenses(1)                                                      .16
                                                                            ---

     Total Operating Expenses(2)                                            .71%
                                                                            ----
                                                                            ----

     Examples:                                           1 year          3 years
     --------                                            ------          -------
     You would pay the following expenses
     on a $1,000 investment, assuming
     (i) 5% annual return and (ii) redemption
     at the end of each time period:                     $ 7                $23
                                                         ----               ----
                                                         ----               ----

--------------------------
(1) The ratios for "12b-1 Fees Payable to Distributor" and "Other Expenses" are based on estimated amounts for the current fiscal year, with expected annual average Fund net assets of $155 million.
(2) Service Organizations impose additional fees for services provided to investors. Investors should contact their Service Organization for information concerning what additional fees, if any, will be charged.

Long-Term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                THE SEVEN SEAS SERIES TAX FREE MONEY MARKET FUND

The following table contains important financial information relating to the Tax Free Fund and has been audited by Coopers & Lybrand L.L.P., the
Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended
August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Tax Free Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.



                                                         1995++
                                                         ----
NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $   1.0000
                                                         ----------

INCOME FROM INVESTMENT
  OPERATIONS:
      Net investment income                                   .0251
                                                         ----------

LESS DISTRIBUTIONS:
      Net investment income                                  (.0251)
                                                         ----------


NET ASSET VALUE, END OF PERIOD                           $   1.0000
                                                         ----------
                                                         ----------

TOTAL RETURN (%)(a)                                            2.54

RATIOS (%)/SUPPLEMENTAL DATA:
      Operating expenses, net, to average
         daily net assets (b)                                   .59
      Operating expenses, gross, to average
         daily net assets (b)                                   .60
      Net investment income to average
          daily net assets (b)                                 3.40
      Net assets, end of period
         ($000 omitted)                                      42,607
      Per share amount of fees waived
         ($ omitted)                                          .0001

------------------------------------------
++ For the period December 1, 1994 (commencement of operations) to August 31, 1995.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period August 31, 1995 are not annualized.

                           THE SEVEN SEAS SERIES FUND

     The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class B shares in one such portfolio, The Seven Seas Series Tax Free Money Market Fund. State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING

     The Fund is designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. Class B shares of the Fund are offered to customers of certain financial institutions ("Service Organizations") that act as record holders of shares and provide services to their customers who invest in the Fund. Each Service Organization may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of these shares falls below a predetermined amount.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Fund's fundamental investment objective is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value. This objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

     The Fund has a fundamental policy of investing at least 80% of its assets in federal tax exempt, high quality and short-term municipal securities of all types. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis.

     The Fund may invest not more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

     The Fund will invest in securities with remaining maturities of 397 days or less (as computed according to Rule 2a-7) and will maintain a dollar-weighted average maturity of 90 days or less. The Fund will limit its portfolio investments to investment grade securities which at the time of acquisition the Adviser determines present minimal credit risk and which: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolio's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. To the extent consistent with the Fund's fundamental investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     MUNICIPAL SECURITIES. The Fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financing for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include project revenue bonds, such as private activity and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

     Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

     Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will reevaluate the fund's investment objective and may submit possible changes in the structure of the Fund to its shareholders.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. The coupon rate on variable rate securities is reset by a remarketing agent on a periodic basis ranging from once a day to twice a year. The agent sets the new rate at a level such that, in the judgment of the agent, the security could be resold in the secondary market at par. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate securities.

     Tax-exempt floating rate and variable rate demand notes and bonds ordinarily have stated maturities in excess of 13 months, but often permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. For the purpose of determining the remaining maturity of certain variable or floating rate obligations, the Fund may look to the later of the period remaining until the net readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

     MUNICIPAL LEASES. The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the Fund's interest, plus accrued interest.

     Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

     Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

     TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

     STANDBY COMMITMENTS. The Fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The Fund will limit standby commitment transactions to institutions which the Adviser believes present minimal credit risk.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of net assets in when-issued securities.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount.
 The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


     ILLIQUID SECURITIES. The Fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days and for which there is no secondary market.

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

     COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will, within three days, be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                               PORTFOLIO MATURITY

     The Fund must limit investments to securities with remaining maturities of 397 days or less (as calculated in accordance with Rule 2a-7) and must maintain a dollar-weighted average maturity of 90 days or less. The Fund normally holds portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous or necessary.

                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

     Dividends declared in December and payable to shareholders of record in such month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive all or a portion of such dividends and distributions in cash. Such election may be made by giving 10 days' written notice to Transfer Agent. Investors should contact their Service Organization regarding procedures for the payment of dividends.

                                      TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.

     Distributions by the Fund that are designated by it as "exempt-interest dividends" generally may be excluded from the shareholder's gross income. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     The Fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the Fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a portion of the Fund's dividends as a tax preference item in determining their federal tax.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     Although the sale or exchange of Fund shares is a taxable event, no gain or loss is anticipated because the Fund seeks to maintain a stable $1.00 per share net asset value.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed. Shareholders of the Fund will also be advised of the percentage, if any, of the dividends by the Fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in the class and rounding to the nearest cent. The Fund determines net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

     VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                             PURCHASE OF FUND SHARES

     Shares are offered through Service Organizations, who act as record holders of the shares and provide services to their customers who invest in shares. To purchase shares, investors should contact a Service Organization and follow its procedures for the purchase of shares. Beneficial ownership of shares will be recorded by Service Organizations and reflected in account statements provided to their customers.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day. All purchases must be made in US dollars. Purchase orders and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below. Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.

     ORDER AND PAYMENT PROCEDURES. On behalf of their customers, Service Organizations may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

     1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the Service Organization's account registration number, address and tax identification number; (2) the name of the Fund to be invested in; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

     2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Fund, Mutual Funds Service Division (DDA #9904-631-
          0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

     The Fund reserves the right to reject any order.

     Service Organizations may charge investors fees for certain services. Investors should contact their Service Organization for information concerning what additional fees, if any, may be charged.

     EXCHANGE PRIVILEGE. An investor's Service Organization may permit shares of the Fund to be exchanged for shares of certain other investment portfolios. Shares are exchanged on the basis of relative net asset value per share. Investors should contact their Service Organizations for information regarding exchange options and procedures and fees imposed in connection with exchanges.

                            REDEMPTION OF FUND SHARES

     Investors may redeem all or part of their shares in accordance with instructions and limitations pertaining to their account at a Service Organization. These procedures will vary according to the type of account and the Service Organization involved, and investors should consult their account managers in this regard. It is the responsibility of the Service Organizations to transmit redemption orders to the Transfer Agent and credit their customers' accounts with the redemption proceeds on a timely basis.

     On behalf of their customers, Service Organizations may redeem Fund shares on any business day at the net asset value next determined after the receipt of a redemption request. Payment for redemption orders will be wired in federal funds to the Service Organization's account at a domestic commercial bank that is a member of the Federal Reserve System. The Fund reserves the right to suspend redemptions or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

     A dividend will be paid on shares redeemed if the redemption request is received by State Street Bank and Trust Company after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.


                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, equal to .25% annually of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE

STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Tax Free Fund, with assets of $7.2 billion as of October 31, 1995.


     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations;
(2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Tax Free Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class B shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .35% of the net asset value of Class B shares of the Fund for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and
(3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide distribution and shareholder servicing with respect to Class B shares of the Fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: processing customer purchase and redemption requests; answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; transmitting proxy statements, annual and semi-annual reports, prospectuses and other communications from the Fund to customers; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .25% per annum of the average daily net asset value of the Fund's Class B shares owned by or for shareholders with whom the Service Organization has a servicing relationship.

     Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .35% per year of the average net asset value of the Fund's Class B shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses may be carried forward indefinitely. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


                                  FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders;
(5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses;
(10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and
(13) other expenses properly payable by the Fund. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.


                            PERFORMANCE CALCULATIONS

     From time to time the Fund may advertise its yield, effective yield and tax-equivalent yield of its Class B shares. The yield of the Fund refers to the income generated by an investment in Class B shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.

     From time to time, the Fund may also report yield, effective yield and tax-equivalent yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

     The Fund may also advertise the total return of its Class B shares. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Funds' Class B shares over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.


     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Donoghue's Money Fund Report, Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.


                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio record keeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Potential investors who wish to obtain more information about the Fund should contact a Service Organization. Inquiries from Service Organizations regarding the Prospectus and financial statements may be made by calling Transfer Agent at
(800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Tax Free Money Market Fund is one such series. Shares of the Fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Each class of shares of the Fund has identical rights and privileges as all other shares of the Fund and participates equally in the dividends and distributions of the Fund. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Tax Free Money Market Fund are divided into Class A, Class B and Class C. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under Rule 12b-1 for Class B shares. Similar plans have been adopted for Class A and Class C shares. However, total payments under those plans are limited to .25% and .60% annually of the average net asset value of the Class A and Class C shares, respectively of the Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and
 .50% lower, respectively, than the yield on Class A shares.

     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter which affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund.
Transfer Agent sends monthly shareholders statements, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                         THE SEVEN SEAS SERIES FUND
                    Two International Place, 35th Floor
                       Boston, Massachusetts  02110
                             (617) 654-6089

                        TAX FREE MONEY MARKET FUND
                              CLASS C SHARES

   The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers Class C shares of beneficial interest in one such mutual fund, The Seven Seas Series Tax Free Money Market Fund (referred to in this Prospectus as the "Tax Free Fund" or the "Fund"). Shares may not be purchased by individuals directly, but must be purchased through a financial institution which is permitted by contract with the Fund to offer the shares. This Prospectus should be read together with any materials provided by such institution. The Tax Free Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE TAX FREE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


   This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.


Investment Adviser, Custodian
      and Transfer Agent:                      Distributor:                    Administrator:

  State Street Bank and Trust       Russell Fund Distributors, Inc.      Frank Russell Investment
           Company                Two International Place, 35th Floor        Management Company
     225 Franklin Street              Boston, Massachusetts 02110               909 A Street
 Boston, Massachusetts 02110                 (617) 654-6089               Tacoma, Washington 98402
       (617) 654-4721                                                          (206) 627-7001


                    PROSPECTUS DATED DECEMBER 29, 1995

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .   4

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

The Seven Seas Series Fund . . . . . . . . . . . . . . . . . . . . . . . . .   6

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

Investment Objective, Policies and Restrictions. . . . . . . . . . . . . . .   6

Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . . .  12

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  13

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .  14

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .  15

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . . .  18

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

                                    SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in the Prospectus.

INVESTMENT OBJECTIVE. The Fund's investment objective is to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. To accomplish this goal, the Fund invests primarily in high quality short-term municipal obligations.

DIVIDENDS. Dividends from net investment income are declared daily and paid monthly. Net capital gains, if any, are distributed annually.

POTENTIAL INVESTORS. The Fund is designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. In this Prospectus, Class C shares of the Fund are offered to customers of certain financial institutions ("Service Organizations") who act as record holders of the shares and provide services to their customers who invest in the Fund.

PURCHASES AND REDEMPTIONS. Because shares of the Fund are offered through Service Organizations, to purchase and redeem shares potential investors should contact their Service Organizations for information regarding purchase and redemption procedures. Shares may be purchased or redeemed at the net asset value next determined after receipt of the order.

INVESTMENT ADVISERS. State Street Bank and Trust Company serves as investment adviser to the Fund in return for a fee equal to .25% annually of each Fund's average daily net assets.

CERTAIN CLASS INFORMATION. The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class A shares are designed for institutional investors. Class C shares are offered through Service Organizations that provide certain account administration services. Class C shares are offered through Service Organizations that provide certain account administration and shareholder liaison services. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .05%, .30% and .55%, respectively, of the average daily net asset value of the shares of the class.

                            FUND OPERATING EXPENSES
              THE SEVEN SEAS SERIES TAX FREE MONEY MARKET FUND
                                CLASS C SHARES

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in Class C shares of the Tax Free Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
---------------------------------
    Sales Load Imposed on Purchases                                     None
    Sales Load Imposed on Reinvested Dividends                          None
    Deferred Sales Load                                                 None
    Redemption Fees                                                     None
    Exchange Fee                                                        None

Annual Fund Operating Expenses:
------------------------------------
(as a percentage of average daily net assets)
    Advisory Fees                                                       .25%
    12b-1 Fees:
              Payable to Distributor(1)             .05%
              Payable to Service Organizations
                 Distribution                       .25
                 Shareholder Servicing              .25
                                                    ---
                 Total 12b-1 Fees                                       .55

   Other Expenses(1)                                                    .16
                                                                        ---
   Total Operating Expenses(2)                                          .96%
                                                                        ----
                                                                        ----

   Examples:                                      1 year              3 years
   ---------                                      ------              -------
    You would pay the following expenses
    on a $1,000 investment, assuming
    (i) 5% annual return and (ii) redemption
    at the end of each time period:                 $10                 $31
                                                    ---                 ---
                                                    ---                 ---

--------------------------
(1) The ratios for "12b-1 Fees Payable to Distributor" and "Other Expenses" are based on estimated amounts for the current fiscal year, with expected annual average Fund net assets of $155 million.

(2) Service Organizations impose additional fees for services provided to investors. Investors should contact their Service Organization for information concerning what additional fees, if any, will be charged.

Long-Term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                            FINANCIAL HIGHLIGHTS
             THE SEVEN SEAS SERIES TAX FREE MONEY MARKET FUND

The following table contains important financial information relating to the Tax Free Fund and has been audited by Coopers & Lybrand L.L.P., the
Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended
August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Tax Free Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                                           1995++
                                                           ------
    NET ASSET VALUE,
     BEGINNING OF PERIOD                                   $  1.0000
                                                           ---------
    INCOME FROM INVESTMENT
     OPERATIONS:
        Net investment income                                  .0251
                                                           ---------

    LESS DISTRIBUTIONS:
        Net investment income                                 (.0251)
                                                           ---------

    NET ASSET VALUE, END OF PERIOD                         $  1.0000
                                                           ---------
                                                           ---------

    TOTAL RETURN (%)(a)                                         2.54

    RATIOS (%)/SUPPLEMENTAL DATA:
        Operating expenses, net, to average
         daily net assets (b)                                    .59
        Operating expenses, gross, to average
         daily net assets (b)                                    .60
        Net investment income to average
         daily net assets (b)                                   3.40
        Net assets, end of period
         ($000 omitted)                                       42,607
        Per share amount of fees waived
         ($ omitted)                                           .0001

--------------------------
++  For the period December 1, 1994 (commencement of operations) to August 31,
    1995
(a) Periods less than one year are not annualized.
(b) The ratios for the period August 31, 1995 are not annualized.

                          THE SEVEN SEAS SERIES FUND

     The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class C shares in one such portfolio, The Seven Seas Series Tax Free Money Market Fund. State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser to the Fund.

                              MANNER OF OFFERING

     The Fund is designed to be an economical and efficient means for retail investors to participate in professionally managed portfolios of money market instruments. Class C shares of the Fund are offered to customers of certain financial institutions ("Service Organizations") that act as record holders of shares and provide services to their customers who invest in the Fund. Each Service Organization may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of these shares falls below a predetermined amount.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Fund's fundamental investment objective is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value. This objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

     The Fund has a fundamental policy of investing at least 80% of its assets in federal tax exempt, high quality and short-term municipal securities of all types. These securities are issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis.

     The Fund may invest not more than 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed as to principal and interest by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

     The Fund will invest in securities with remaining maturities of 397 days or less (as computed according to Rule 2a-7) and will maintain a dollar-weighted average maturity of 90 days or less. The Fund will limit its portfolio investments to investment grade securities which at the time of acquisition the Adviser determines present minimal credit risk and which: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolio's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. To the extent consistent with the Fund's fundamental investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     MUNICIPAL SECURITIES. The Fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include project revenue bonds, such as private activity and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

     Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

     Municipal obligations involve possible risks, including being affected by economic, business and political developments and being subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors. Future laws may be effected extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will reevaluate the fund's investment objective and may submit possible changes in the structure of the Fund to its shareholders.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. The coupon rate on variable rate securities is reset by a remarketing agent on a periodic basis ranging from once a day to twice a year. The agent sets the new rate at a level such that, in the judgment of the agent, the security could be resold in the secondary market at par. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate securities.

     Tax-exempt floating rate and variable rate demand notes and bonds ordinarily have stated maturities in excess of 13 months, but often permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. For the purpose of determining the remaining maturity of certain variable or floating rate obligations, the Fund may look to the later of the period remaining until the net readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

     MUNICIPAL LEASES. The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements.
Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the Fund's interest, plus accrued interest.

     Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

     Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

     TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

     STANDBY COMMITMENTS. The Fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The Fund will limit standby commitment transactions to institutions which the Adviser believes present minimal credit risk.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to its when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuations in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of net assets in when-issued securities.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


     ILLIQUID SECURITIES. The Fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days and for which there is no secondary market.

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

     COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.


INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will, within three days, be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.

                              PORTFOLIO MATURITY

     The Fund must limit investments to securities with remaining maturities of 397 days or less (as calculated in accordance with Rule 2a-7) and must maintain a dollar-weighted average maturity of 90 days or less. The Fund normally holds portfolio instruments to maturity, but may dispose of them prior to maturity if Adviser finds it advantageous or necessary.

                          DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

     Dividends declared in December and payable to shareholders of record in such month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive all or a portion of such dividends and distributions in cash. Such election may be made by giving 10 days' written notice to Transfer Agent. Investors should contact their Service Organization regarding procedures for the payment of dividends.

                                     TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income. In addition, the Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.

     Distributions by the Fund that are designated by it as "exempt-interest dividends" generally may be excluded from the shareholder's gross income. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     The Fund may purchase certain private activity securities whose interest is subject to the federal alternative minimum tax for individuals. If the Fund purchases such securities, investors who are subject to the alternative minimum tax will be required to report a portion of the Fund's dividends as a tax preference item in determining their federal tax.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     Although the sale or exchange of Fund shares is a taxable event, no gain or loss is anticipated because the Fund seeks to maintain a stable $1.00 per share net asset value.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed. Shareholders of the Fund will also be advised of the percentage, if any, of the dividends by the Fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in the class and rounding to the nearest cent. The Fund determines net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

     VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                           PURCHASE OF FUND SHARES

     Shares are offered through Service Organizations, who act as record holders of the shares and provide services to their customers who invest in shares. To purchase shares, investors should contact a Service Organization and follow its procedures for the purchase of shares. Beneficial ownership of shares will be recorded by Service Organizations and reflected in account statements provided to their customers.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day. All purchases must be made in US dollars. Purchase orders and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below. Purchase orders which are accepted: (1) prior to 12:00 noon Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 12:00 noon Eastern time will earn the dividend determined on the next day.

     ORDER AND PAYMENT PROCEDURES. On behalf of their customers, Service Organizations may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

     1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the Service Organization's account registration number, address and tax identification number; (2) the name of the Fund to be invested in; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

     2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

     The Fund reserves the right to reject any order.

     Service Organizations may charge investors fees for certain services. Investors should contact their Service Organization for information concerning what additional fees, if any, may be charged.

     EXCHANGE PRIVILEGE. An investor's Service Organization may permit shares of the Fund to be exchanged for shares of certain other investment portfolios. Shares are exchanged on the basis of relative net asset value per share. Investors should contact their Service Organizations for information regarding exchange options and procedures and fees imposed in connection with exchanges.

                          REDEMPTION OF FUND SHARES

     Investors may redeem all or part of their shares in accordance with instructions and limitations pertaining to their account at a Service Organization. These procedures will vary according to the type of account and the Service Organization involved, and investors should consult their account managers in this regard. It is the responsibility of the Service Organizations to transmit redemption orders to the Transfer Agent and credit their customers' accounts with the redemption proceeds on a timely basis.

     On behalf of their customers, Service Organizations may redeem Fund shares on any business day at the net asset value next determined after the receipt of a redemption request. Payment for redemption orders will be wired in federal funds to the Service Organization's account at a domestic commercial bank that is a member of the Federal Reserve System. The Fund reserves the right to suspend redemptions or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

     A dividend will be paid on shares redeemed if the redemption request is received by State Street Bank and Trust Company after 12:00 noon Eastern time. Redemption requests received before 12:00 noon Eastern time will not be entitled to that day's dividend.

                             GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.


     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, equal to .25% annually of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE

STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Tax Free Fund, with assets of $7.2 billion as of October 31, 1995.


     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by the Tax Free Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class C shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .60% of the net asset value of Class C shares of the Fund for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide distribution and shareholder servicing with respect to Class C shares of the Fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: processing customer purchase and redemption requests; answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; transmitting proxy statements, annual and semi-annual reports, prospectuses and other communications from the Fund to customers; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .50% per annum of the average daily net asset value of the Fund's Class C shares owned by or for shareholders with whom the Service Organization has a servicing relationship.

     Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .60% per year of the average net asset value of the Fund's Class C shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .60% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses may be carried forward indefinitely. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

                               FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                            PERFORMANCE CALCULATIONS

     From time to time the Fund may advertise its yield, effective yield and tax-equivalent yield of its Class C shares. The yield of the Fund refers to the income generated by an investment in Class C shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.

     From time to time, the Fund may also report yield, effective yield and tax-equivalent yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

     The Fund may also advertise the total return of its Class C shares. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Funds' Class C shares over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Donoghue's Money Fund Report, Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio record keeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Potential investors who wish to obtain more information about the Fund should contact a Service Organization. Inquiries from Service Organizations regarding the Prospectus and financial statements may be made by calling Transfer Agent at
(800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Tax Free Money Market Fund is one such series. Shares of the Fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Each class of shares of the Fund has identical rights and privileges as all other shares of the Fund and participates equally in the dividends and distributions of the Fund. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Tax Free Money Market Fund are divided into Class A, Class B and Class C. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under Rule 12b-1 for Class C shares. Similar plans have been adopted for Class A and Class B shares. However, total payments under those plans are limited to .25% and .35% annually of the average net asset value of the Class A and Class B shares, respectively of the Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and .50% lower, respectively, than the yield on Class A shares.

     Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter which affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders.
Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund. Transfer Agent sends monthly shareholders statements, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                          THE SEVEN SEAS SERIES FUND
                     Two International Place, 35th Floor
                        Boston, Massachusetts  02110
                               (617) 654-6089

INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430

                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                             REAL ESTATE EQUITY FUND

     The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one mutual fund, The Seven Seas Series Real Estate Equity Fund (referred to in this Prospectus as the "Real Estate Equity Fund" or the "Fund"). The Real Estate Equity Fund seeks to provide income and capital growth by investing principally in publicly traded securities of real estate companies. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.


          Investment Adviser, Custodian
                Transfer Agent:                          Distributor:                               Administrator:
           State Street Bank and Trust            Russell Fund Distributors, Inc.              Frank Russell Investment
                   Company                          Two International Place                      Management Company
              225 Franklin Street                         35th Floor                                  909 A Street
           Boston, Massachusetts 02110            Boston, Massachusetts    02110               Tacoma, Washington  98402
                (617) 654-4721                           (617) 654-6089                              (206) 627-7001



                  PROSPECTUS DATED DECEMBER 29, 1995

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . 3

The Seven Seas Series Fund . . . . . . . . . . . . . . . . . . . . . . . . . 4

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

Investment Objective, Policies and Restrictions. . . . . . . . . . . . . . . 4

Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . . . 8

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . . 10

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . 10

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . 11

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . . . 15

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

                             FUND OPERATING EXPENSES
                  THE SEVEN SEAS SERIES REAL ESTATE EQUITY FUND

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Real Estate Equity Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
     Sales Load Imposed on Purchases                                       None
     Sales Load Imposed on Reinvested Dividends                            None
     Deferred Sales Load                                                   None
     Redemption Fees                                                       None
     Exchange Fee                                                          None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
     Advisory Fees(1)                                                       .40%
     12b-1 Fees(2,3)                                                        .04
     Other Expenses(1,4)                                                    .56
                                                                           -----

     Total Operating Expenses After Fee Waivers(3,4)                       1.00%
                                                                           -----
                                                                           -----
     Examples:                                        1 year   3 years
     --------                                         ------   -------
     You would pay the following
     expenses on a $1,000
     investment, assuming (i) 5%
     annual return and (ii) redemption
     at the end of each time period:                  $ 10     $ 32
                                                      -----    -----
                                                      -----    -----

------------------------------------------
1 The Adviser voluntarily agrees to waive up to the full amount of its Advisory fee of .65% to the extent that total expenses exceed 1.00% on an annual basis. Additionally, the Administrator has agreed to waive a portion of its fee for the first three months after the Fund becomes operational. The gross annual Advisory and Other Expenses before waivers would be .65%, and .56% of average daily net assets, respectively. The total operating expenses of the Fund absent fee waivers would be 1.26% of average daily net assets on an annual basis. The Advisory fee waiver will be in effect for the current fiscal year.
2 The ratios for "12b-1 fees" and "other expenses" are based on estimated amounts for the current fiscal year with expected annual average net assets of $20 million. In no event will 12b-1 fees exceed .25%.
3 Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
4 Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                           THE SEVEN SEAS SERIES FUND

     The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, The Seven Seas Series Real Estate Equity Fund. State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING

     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

     MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. The shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE

     The Real Estate Equity Fund's investment objective is to provide income and capital growth by investing principally in publicly traded securities of real estate companies. This objective may be changed without shareholder approval. Shareholders would, however receive at least 60 days' prior notice of any change to the Fund's investment objective. There can be no assurance that the Fund will meet its stated investment objective.

INVESTMENT POLICIES

     The Adviser will normally invest at least 65% of the Fund's total assets in equity interests in Real Estate Investment Trust ("REIT") securities contained in the NAREIT Total Return Index (the "NAREIT Index"). The Fund will attempt to obtain a return which approximates that of the NAREIT Index. The Adviser will create similar security weightings as the NAREIT Index, by selecting individual security positions, giving consideration to overall position within the Fund, the liquidity of each holding at the time of acquisition, the cash position at the time of the transaction, and shareholder activity in the Fund. Because the Fund will concentrate 25% or more of its total assets in the real estate and real estate related industries, the Fund will be subject to the risks associated with the direct ownership of real estate. For a detailed discussion, please see "Risk Factors--Real Estate Investments."

     In addition to the equity securities of REITs contained in the NAREIT Index, the Fund may invest up to 35% of its total assets in equity securities not contained in the NAREIT Index, including other domestic equity securities, fixed-income instruments, cash, cash equivalents, futures and options, and special situations. See "Investment Policies". The Fund may temporarily for defensive purposes, without limitation, invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves."

     THE NAREIT INDEX. The National Association of Real Estate Investment Trusts ("NAREIT") is a not for profit trade organization representing the REIT industry. NAREIT was created in 1960 to serve as the official source of information for the REIT industry. Membership is comprised of publicly and privately held REITs and professionals in related fields. The NAREIT Index is comprised of individual publicly traded REITs. The NAREIT Index is published monthly by NAREIT and received by members of the NAREIT organization.

     Although the number is expected to fluctuate as REITs are added to the Index or converted to equity securities, there are currently 175 REITs in the NAREIT Index. REITs are included in the NAREIT Index in the month in which they become public. All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The data is market weighted. Newly issued shares by existing REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. Liquidating dividends, whether full or partial, are treated as income. This has the effect of negatively biasing the price appreciation component of the index but results in accurate realized income and total return numbers.

     US EQUITY SECURITIES. The Fund may invest in common and preferred equity securities publicly traded in the United States. Common stocks represent an ownership interest in a corporation. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

     REAL ESTATE INVESTMENT TRUSTS. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements. Investments in equity and mortgage REITs are subject to different risk factors. See "Risk Factors."

     REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

     CASH RESERVES. For the purpose of investing uncommitted cash balances or to maintain liquidity to meet shareholder redemptions, the Fund may invest temporarily and without limitation in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

     SECURITIES WARRANTS. The Fund may invest up to 5% of its net assets in warrants of foreign or domestic issuers. Included in such amount, but not to exceed 2% of the value of the Fund's total net assets, may be warrants that are not listed on a securities exchange. A warrant typically is a long term option issued by a corporation which generally gives the holder the privilege of buying a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount.
 The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


     ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

     SPECIAL SITUATIONS. The Fund will not invest more than 5% of its net assets in special situations involving real estate, including investments involving joint ventures, real estate mortgage loans, and private placements, provided that in no case will the Fund hold fee title in real estate.

     OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total net assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

     The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the stock index. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.

INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and investment policies appears in the Statement of Additional Information. Unless otherwise noted, the investment restrictions apply at the time an investment is made. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities, except that the Fund may invest 25% or more of its total assets in real estate-related industries described under "Investment Policies"). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3.   Pledge, mortgage, or hypothecate its assets.
          However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                                  RISK FACTORS

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction.

     REAL ESTATE INVESTMENTS. Real estate investments are sensitive to conditions affecting the real estate industry, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants, rental income issues and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trust, while mortgage real estate investment trusts may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage real estate trusts may not be diversified, and are therefore subject to the risk of financing a single or a limited number of projects. Such trusts are also dependent upon management skills and are subject to heavy cash flow dependence, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. The value of securities of companies which service the real estate industry may also be affected by these risks.

                               PORTFOLIO TURNOVER

     The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 50%. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

     The Fund may effect portfolio transactions with or through State Street Brokerage Services, Inc. an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.


                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare and pay on Fund shares dividends quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


                                      TAXES

     The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains, or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Statements as to the tax status of each shareholder's dividends and distributions are mailed annually by the Fund. Shareholders may wish to consult their tax advisers about any state and local taxes that may apply to payments received and, in particular, to determine whether dividends paid by the Fund that represent interest derived from the US Government securities are exempt from any applicable state or local income taxes.

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gains net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gains net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amounts of income dividends and net capital gains distributions and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The Fund determines net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

     VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that amortized cost does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.


                             PURCHASE OF FUND SHARES

     MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below.


     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form (the "Application") for each new account regardless of the investment method. For additional information, copies of Applications or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Real Estate Equity Fund.


     FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

     1.   Telephoning State Street Bank and Trust
          Company at (800) 647-7327 and stating: (1) the investor's account registration number, address and social security or tax identification number; (2) the amount being wired; (3) the name of the wiring bank; (4) the name and telephone number of the person at the wiring bank to be contacted in connection with the order; and (5) that the funds should be invested in The Seven Seas Series Real Estate Equity Fund.

     2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Real Estate Equity Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

     3. Completing the Application and forwarding it to Transfer Agent at the above address.


     MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Real Estate Equity Fund. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


     IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


     EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Real Estate Equity Fund. If shares of a Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Funds upon 60 days' notice to shareholders.


                            REDEMPTION OF FUND SHARES

     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored.

     EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series Real Estate Equity Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.


     MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317,
Attention: The Seven Seas Series Real Estate Equity Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. Good order means that the request must include the following:


     1. A letter of instruction or a stock assignment stating the Fund or Funds out of which the shares are to be redeemed and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

     2. Such other supporting legal documents, if required by applicable law or Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

     The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in-kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.


                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. The Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.


     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Investment decisions regarding the Fund are made by committee, and no person is primarily responsible for making recommendations to that committee. For these services, the

Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .65% of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If Adviser were prohibited from serving the Funds in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator to the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Fund, with assets of $7.2 billion as of October 31, 1995.


     Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the Funds' operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds' books and records; (3) arrange the periodic updating of the Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Real Estate Equity Fund pays Administrator a fee that on an annual basis is equal to the following percentages of each Fund's average daily net assets: $0 to and including $500 million -- .06%; over $500 million to and including $1 billion --
 .05%; and over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by Investment Company will be reduced by the sum of certain distribution-related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a time spent basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's annual average net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to 0.25%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking respectively.


     Payments to the Distributor, as well as payments to Service Organizations from the Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                  FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by the Adviser and the Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates;
(11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund.


                            PERFORMANCE CALCULATIONS

     The Fund may from time to time advertise its yield. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one-month) period by the maximum offering price per share on the last day of the period. This income is then annualized. That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation, and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

     From time to time the Fund may advertise its total return. The total return of a Fund refers to the average annual compounded rates of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions and includes all recurring fees that are charged to all shareholder accounts.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card, Lipper Real Estate Funds Average, the Consumer Price Index, or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.


                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive an unaudited semiannual financial statement and an annual financial statement audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at

(617) 654-6089. Inquiries regarding shareholder balances may be made by calling the Transfer Agent at (800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

     Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Real Estate Equity Fund is one such series.

     Fund shares represent an equal proportionate interest in the Fund, have a par value of $.001 per share and are entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter that affects only a particular investment fund, only shareholders of that fund vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund. Transfer Agent sends Fund shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                        INTERNATIONAL PACIFIC INDEX FUND

     The Seven Seas Series Fund is a registered, open-end investment with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one mutual fund, The Seven Seas Series International Pacific Index Fund (referred to in this Prospectus as the "Pacific Index Fund" or the "Fund"). The Pacific Index Fund seeks to replicate the total return of the Morgan Stanley Capital International Pacific Index. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of
Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.


          Investment Adviser, Custodian
                Transfer Agent:                           Distributor:                          Administrator:
           State Street Bank and Trust            Russell Fund Distributors, Inc.           Frank Russell Investment
                   Company                          Two International Place,                   Management Company
              225 Franklin Street                           35th Fl.                              909 A Street
           Boston, Massachusetts 02110             Boston, Massachusetts 02110              Tacoma, Washington 98402
                (617) 654-4721                          (617) 654-6089                          (206) 627-7001



                  PROSPECTUS DATED DECEMBER 29, 1995

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . .  3

The Seven Seas Series Fund . . . . . . . . . . . . . . . . . . . . . . .  4

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

Investment Objective, Policies and Restrictions. . . . . . . . . . . . .  4

Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . .  11

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . .  12

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . .  13

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . .  15

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . .  19

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . .  19

                             FUND OPERATING EXPENSES
             THE SEVEN SEAS SERIES INTERNATIONAL PACIFIC INDEX FUND

The following table is intended to assist the investor in understanding the various costs and expenses that an investor in the Pacific Index Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
--------------------------------
     Sales Load Imposed on Purchases                                        None
     Sales Load Imposed on Reinvested Dividends                             None
     Deferred Sales Load                                                    None
     Redemption Fees                                                        None
     Exchange Fee                                                           None

Annual Fund Operating Expenses:
------------------------------
(as a percentage of average daily net assets)
     Advisory Fees(1)                                                       .25%
     12b-1 Fees(2, 3)                                                       .05
     Other Expenses(1, 2)                                                   .54
                                                                            ---
     Total Operating Expenses After Fee Waivers(1, 4)                       .84%
                                                                            ----
                                                                            ----

     Examples:                                      1 year     3 years
     --------                                       ------     -------
     You would pay the following
     expenses on a $1,000
     investment, assuming (i) 5%
     annual return and (ii) redemption
     at the end of each time period:                $ 9        $ 27
                                                    ---        ----
                                                    ---        ----

------------------------------------------
(1) The Adviser has voluntarily agreed to waive one-half of its advisory fee. The Administrator has voluntarily agreed to waive a portion of its fee for the first three months after the Fund becomes operational. The gross annual Advisory and Other Expenses before waivers would be .50%, and .55% of average daily net assets, respectively. The total operating expenses of the Fund absent fee waivers would be 1.10% of average daily net assets on an annual basis. The Advisory fee waiver will be in effect for the current fiscal year.
(2) The ratios for "12b-1 fees" and "other expenses" are based on estimated amounts for the current fiscal year with expected annual average net assets of $50 million.
(3) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
(4) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.


Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                           THE SEVEN SEAS SERIES FUND

     The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers shares in one such portfolio, The Seven Seas Series International Pacific Index Fund. State Street Bank and Trust Company ("Adviser" or "State Street") serves as the investment adviser for the Fund.


                               MANNER OF OFFERING

     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing."

     MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. The shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE

     The Pacific Index Fund's fundamental investment objective is to replicate the total return of the Morgan Stanley Capital International Pacific Index (the "MSCI Pacific Index"). This objective may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

     The Fund will be substantially invested in the securities included in its underlying index. However, the Fund may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. See "Investment Policies -- Cash Reserves."

     The MSCI Pacific Index is a diversified, capitalization weighted index of equity securities of companies located in Australia, Hong Kong, Japan, New Zealand and Singapore. The MSCI Pacific Index is dominated by the Japanese stock market, which represents approximately 90% of the market capitalization of the Index. Stocks in the MSCI Pacific Index are selected to represent proportionally each country and each major industrial sector within each country.

Each stock in the Index is weighted according to its market value as a percentage of the total market value of all stocks in the Index. The inclusion of a stock in the Index in no way implies that Morgan Stanley Capital International believes the stock to be an attractive investment, nor is the Pacific Index Fund sponsored or affiliated with Morgan Stanley Capital International.

     The Pacific Index Fund intends to invest in substantially all of the securities contained in the MSCI Pacific Index in proportion to their weightings in the Index. It is anticipated that assets of the Fund will need to reach $50 million in order to invest in substantially all of the securities of the Index. To the extent that all securities in the Index cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the Index in proportion to their weightings.

     To the extent that the Pacific Index Fund seeks to replicate the MSCI Pacific Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the Index is anticipated in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the Fund's performance to that of the Index will increase as the size of the Fund increases. The Fund's ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares. Adviser will monitor correlation. Should the Fund fail to achieve an appropriate level of correlation, Adviser will report to the Board of Trustees, which will consider alternative arrangements.

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. A more detailed discussion of the Fund's investment policies appears in the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

     MANAGEMENT OF AN INDEX FUND. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of its benchmark index through automated statistical analytic procedures.

     US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.



     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

     WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, the Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will invest no more than 25% of its net assets in when-issued securities.

     ILLIQUID SECURITIES. The Fund will invest no more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. In addition, the Fund will not invest more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in foreign currency transactions as described below. The US dollar value of assets held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The Fund may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities they hold and against increases in the dollar cost of foreign securities they plan to acquire.

     A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect the Fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

     Put and call options on foreign currencies are traded on securities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The Fund may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities they hold and against increases in the dollar cost of foreign securities they plan to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be offset in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire without being exercised, and thereby cause the Fund to lose the premium it paid and its transaction costs.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

     OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

     The Fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a legally determined portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

     CASH RESERVES. For the purpose of investing uncommitted cash balances or to maintain liquidity to meet shareholder redemptions, the Fund may invest temporarily and without limitation in high quality short-term fixed income securities. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

     AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in American Depository Receipts (ADRs), convertible bonds and warrants. Investment in each of these instruments will not exceed 5% of the Fund's total net assets during the coming year. For a discussion of the risks associated with the use of ADRs, see "Risk Factors - Foreign Investments." See the Statement of Additional Information for a more detailed discussion of these instruments.

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.

INVESTMENT RESTRICTIONS

     The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

          Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent the underlying indices concentrate in those industries.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure permitted borrowings.


                                  RISK FACTORS

     FUTURES AND OPTIONS CONTRACTS. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include:
(1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

     FOREIGN INVESTMENTS. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers, including: changes in currency rates; uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. ADRs are subject to all of the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.


                               PORTFOLIO TURNOVER

     Ordinarily, securities will be sold from the Fund only to reflect certain changes in its benchmark index (including mergers or changes in the composition of the index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the benchmark index. Accordingly, the turnover rate for the Fund is not expected to exceed 50%, a generally lower turnover rate than for most other investment companies.

     The Fund may effect portfolio transactions with or through State Street Brokerage Services, Inc. an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.


                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare and pay on Fund shares dividends quarterly from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


                                      TAXES

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. As a regulated investment company, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amounts of income dividends and net capital gains distributions and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, shareholders would include in their gross income both dividends received from the Fund and foreign income taxes paid by the Fund. Shareholders of the Fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the Pacific Index Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The Fund determines net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

     VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     Securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that amortized cost does not represent market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.


                             PURCHASE OF FUND SHARES

     MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below.


     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form (Application) for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at:
State Street Bank and Trust Company, P.O. Box 8317, Boston, MA  02266-8317,
Attention:  The Seven Seas Series International Pacific Index Fund.


     FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

     1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and stating: (1) the investor's account registration number, address and social security or tax identification number; (2) the amount being wired; (3) the name of the wiring bank; (4) the name and telephone number of the person at the wiring bank to be contacted in connection with the order; and (5) that the funds should be invested in The Seven Seas Series International Pacific Index Fund.

     2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention:
          The Seven Seas Series International Pacific Index Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

     3. Completing the Application and forwarding it to Transfer Agent at the above address.


     MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317 Attention: The Seven Seas Series International Pacific Index Fund. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.


     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required to pay additional fees by such intermediary. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

     IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.


     EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series International Pacific Index Fund. If shares of a Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Funds upon 60 days' notice to shareholders.


                            REDEMPTION OF FUND SHARES

     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored.

     EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series International Pacific Index Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.

     MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317,
Attention: The Seven Seas Series International Pacific Index Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:


     1. A letter of instruction or a stock assignment stating that the shares are to be redeemed out of The Seven Seas Series International Pacific Index Fund and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

     2. Such other supporting legal documents, if required by applicable law or Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

     The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions rather than market value fluctuations. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.


                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.


     ADVISORY AGREEMENT. The Investment Company employs State Street Bank and Trust Company ("State Street" or "Adviser") to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal, Paris, Dubai, Munich and Brussels.


     Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. The Fund's investment decisions are made by committee and no person is primarily responsible for making recommendations to that committee. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .50% of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If Adviser were prohibited from serving the Funds in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.


     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


     Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.


     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator to the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Fund, with assets of $7.2 billion as of October 31, 1995.

     Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Funds' operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds' books and records; (3) arrange the periodic updating of the Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Pacific Index Fund pays Administrator a fee that on an annual basis is equal to the following percentages of each Fund's average daily net assets: $0 to and including $500 million -- .07%; over $500 million to and including $1 billion --
 .06%; over $1 billion to and including $1.5 billion -- .04%; and over $1.5 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

     Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.


     Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.


     Payments to the Distributor, as well as payments to Service Organizations from the Fund are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


                                  FUND EXPENSES

     The Fund will pay all of their expenses other than those expressly assumed by Adviser and Administrator. The principal expenses of the Fund are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders;
(5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses;
(10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and
(13) other expenses properly payable by the Fund.


                            PERFORMANCE CALCULATIONS

     From time to time the Fund may advertise its "total return." The total return of a Fund refers to the average annual compounded rates of return from a hypothetical investment in the Fund over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card, S&P 500 Index, S&P Midcap Index, MSCI Pacific Index or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Total return and other performance figures are based on historical earnings and are not indications of future performance.


                             ADDITIONAL INFORMATION

     CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive an unaudited semiannual financial statement and an annual financial statement audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling the Transfer Agent at (800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended.

     Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Pacific Index Fund is one such series.

     Fund shares represent an equal proportionate interest in the Fund, have a par value of $.001 per share and are entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter that affects only a particular investment fund, only shareholders of that fund vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed at any time by a vote of two-thirds of the Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     Investment Company does not issue share certificates for the Fund. Transfer Agent sends Fund shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION
                               MONEY MARKET FUNDS
                                 CLASS A SHARES


                                DECEMBER 29, 1995


     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios, including those listed below, each of which is referred to as a "Fund" (collectively, the "Funds"). In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     THE SEVEN SEAS SERIES MONEY MARKET FUND ("MONEY MARKET FUND")

     THE SEVEN SEAS SERIES US GOVERNMENT MONEY MARKET FUND ("GOVERNMENT MONEY MARKET FUND")


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the Funds noted above as contained in the Funds' Prospectuses relating to Class A shares, dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Funds' Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . .  3

     Organization and Business History . . . . . . . . . . . . . . . . . .  3
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . .  4
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . .  4
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . .  5
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . .  5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . .  7

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . .  8
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . .  9
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .  9
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . .  11

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .  12
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . .  14
     Ratings of Debt Instruments . . . . . . . . . . . . . . . . . . . . .  20
     Ratings of Commercial Paper . . . . . . . . . . . . . . . . . . . . .  21

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Money Market and US Government Money Market Funds are two such investment portfolios. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:



     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------


     -----------
     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1995 , State Street held beneficially and of record 36% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     Frank Russell Investment Management Company ("Administrator"), the Investment Company's administrator, will be the sole shareholder of certain series of Investment Company until such time as such series have public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.


     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of Class A of each Fund:

Money Market Fund:

     -    BellSouth Pension Trust UKCF, 1155 Peachtree St. NE, Atlanta, GA
          30367--5%.

Government Money Market Fund:

     - State Street Bank and Trust Company, Newport Office Park, 108 Myrtle Street AH3, North Quincy, MA 02171--9%;

     - PRU Welfare Union Fixed PFIA, Two Concourse Parkway Suite 500, Atlanta, GA 30328--8%;

     - Algemeenburgerlijk Pension Fund, One Enterprise Drive, North Quincy, MA 02171--7%; and

     -    Biogen, Inc., 14 Cambridge Center, Cambridge, MA 02142--6%.



     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and

President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.


     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed and Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management

Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.



-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Funds' necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
      and Transfer Agent:                    State Street Bank and Trust Company
     Administrator:                          Frank Russell Investment
                                              Management Company
     Distributor:                            Russell Fund Distributors, Inc.
     Independent Accountants:                Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Funds' investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's mailing address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Funds' investments in accordance with their investment objectives, policies and limitations. For these services, the Funds pay a fee to Adviser at the rates stated in the Prospectus. The Money Market Fund accrued expenses to Adviser of $6,981,114 in fiscal 1995, $7,225,807 in fiscal 1994, and $9,129,038 in fiscal 1993. Adviser waived Advisory fees of $1,689,778 in fiscal 1993.  The Government Money Market

Fund accrued expenses to Adviser of $970,313 in fiscal 1995, $748,629 in fiscal 1994, and $339,636 in fiscal 1993. In fiscal 1994 and fiscal 1993, Adviser voluntarily agreed to reimburse the Government Money Market Fund for all expenses in excess of .38% of average daily net assets on an annual basis, which amounted to $41,975 and $94,854 for the periods ended August 31, 1993 and 1994, respectively.


     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of each Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Funds' administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Funds' Prospectuses. The Money Market Fund accrued expenses to Administrator of $827,164 in fiscal 1995, $856,897 in fiscal 1994, and $1,330,910 in fiscal 1993.
The Government Money Market Fund accrued expenses to Administrator of $113,825 in fiscal 1995, $88,242 in fiscal 1994, and $49,231 in fiscal 1993.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:
                                        8
custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Investment Portfolios are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction; a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by each Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.


     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Funds have adopted a distribution plan (the "Plan") for the Funds' Class A shares, which is described in the Funds' Prospectus.

     The Plan provides that each Fund may spend annually, directly or indirectly, up to 0.25% of the average net asset value of its Class A shares for distribution and shareholder servicing services. The Plan does not provide for the Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without approval of the holders of Class A shares to increase materially the distribution or shareholder servicing costs that the Funds may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Funds' accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:


                                          1995             1994          1993
                                          ----             ----          ----
     Money Market Fund                    $326,928       $888,413     $1,022,510
     Government Money Market Fund           87,798        100,965         42,012



     For fiscal 1995, these amounts are reflective of the following individual payments:




                                                        Government
                                            Money          Money
                                            Market         Market
                                         ---------      ----------
Advertising                              $  10,520        $ 2,625
Printing of Prospectuses                     8,112          2,227
Compensation to Sales Personnel            171,211         46,011
Other*                                     137,085         36,935
                                         ---------        -------
                                         $ 326,928        $87,798
                                         ---------        -------
                                         ---------        -------





* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.


     Under the Plan, the Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Funds' prospectus under "Distribution Services and Shareholder Servicing."

     Similar plans have been adopted for Class B and Class C shares of the Money Market and Government Money Market Funds. However, annual payments under these plans are limited to .35% and .60% of the net asset value of the Class B and Class C shares of the Funds, respectively.

     The Funds' Class A shares accrued expenses in the following amounts to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal year ended August 31:


                                         1995              1994           1993
                                         ----              ----           ----
     Money Market Fund                  $1,198,500       $211,573       $269,696
     Government Money Market Fund          127,241         21,920          7,456



     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Funds, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share for the Class A shares of each Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the policy of the Funds to use their best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Funds use the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on each Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Funds' price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of each Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Funds by Adviser. There is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Funds. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or Adviser (or its affiliates). Adviser is authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Funds or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the prices paid by the Funds over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Funds. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or a Fund other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     During the fiscal year ended August 31, 1995, the Funds purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of August 31, 1995, is as follows:





                                Money Market Fund     Government Money Market
                                     ($000)                    Fund
                                                              ($000)
                           ----------------------------------------------------
UBS Securities, Inc.                    0                     30,000*
HSBC Securities, Inc.                11,352*                 120,000*
Prebon                                 n/a                      n/a
First Chicago                           0                        0
Salomon Brothers, Inc.                  0                        0
Lumis & Co.                            n/a                      n/a
Smith Barney, Inc.                     n/a                      n/a
Lehman Brothers, Inc.                   0                        0
Goldman, Sachs &                        0                        0

                                       12


Co.
Greenwich Securities                    0                        0
     *  Repurchase Agreements
     n/a represents no purchases executed during the fiscal year





     YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1+T)(n) = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of each Fund are reinvested at the price calculated in the manner described in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The current annualized yield of the Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)]-1

     The following are the current and effective yields for the Funds for the seven-day period ended August 31, 1995:


     Money Market Fund
     -----------------
     Current Yield                 5.51%
     Effective Yield               5.66%

     Government Fund
     ---------------
     Current Yield                 5.38%
     Effective Yield               5.53%


     The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Funds.


                                   INVESTMENTS

     The fundamental investment objective of each Fund is set forth in its Prospectus. In addition to that investment objective, each Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Funds without shareholder approval.

INVESTMENT RESTRICTIONS

     Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. A Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that (i) the Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans; and (ii) the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Funds' shareholders.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     Except as otherwise indicated, each Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which, with respect to the Money Market and Government Money Market Funds, have remaining maturities or hard put dates of one year or less; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to a Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Funds retain the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

     FORWARD COMMITMENTS. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and the securities held by each Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, each Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     SECTION 4(2) COMMERCIAL PAPER (MONEY MARKET FUND ONLY). The Money Market Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Funds' investment restriction relating to investments in illiquid securities.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     The Funds may purchase variable rate US Government obligations which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually.

Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

     The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing

Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.


     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

     Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     / / Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          / /  Leading market positions in well-established industries.

          / /  High rates of return on funds employed.

          / / Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          / / Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          / / Well-established access to a range of financial markets and assured sources of alternate liquidity.

     / / Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     / / Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     / / Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                      TAXES

     Each Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, each Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than six months, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.


As of August 31, 1995, the Money Market Fund and the Government Money Market Fund had a net tax basis capital loss carryforward of $4,159,322 and $157,456, respectively, which may be applied against any realized net taxable gains of each succeeding year until the expiration date of August 31, 2003. In addition, from November 1, 1994 to August 31, 1995, the Money Market Fund incurred $5,844 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 1996.


     STATE AND LOCAL TAXES. Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.

                              FINANCIAL STATEMENTS

     The 1995 fiscal year-end financial statements of Investment Company, consisting of the Money Market and Government Money Market Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants are included in the Funds' Annual Report to Shareholders. Copies of these reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430




                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION
                               MONEY MARKET FUNDS
                                 CLASS B SHARES
                                DECEMBER 29, 1995


     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios, including those listed below, each of which is referred to as a "Fund." In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     THE SEVEN SEAS SERIES MONEY MARKET FUND ("MONEY MARKET FUND")

     THE SEVEN SEAS SERIES US GOVERNMENT MONEY MARKET FUND ("GOVERNMENT MONEY MARKET FUND")


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the Funds noted above as contained in the Funds' Prospectus for Class B shares dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Funds' Prospectus for Class B shares, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . .  3

     Organization and Business History . . . . . . . . . . . . . . . . . .  3
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . .  4
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . .  4
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . .  5
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . .  5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . .  7

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . .  8
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . .  9
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .  10
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . .  10
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . .  11

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .  13
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . .  14
     Ratings of Debt Instruments . . . . . . . . . . . . . . . . . . . . .  20
     Ratings of Commercial Paper . . . . . . . . . . . . . . . . . . . . .  21

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Money Market and US Government Money Market Funds are two such investment portfolios. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:

     The Seven Seas Series Money Market Fund                  May 2, 1988
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     The Seven Seas Series US Treasury Obligations Fund               *
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     The Seven Seas Series Bond Market Fund                           *
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     The Seven Seas Series Active International Fund          March 7, 1995
     The Seven Seas Series International Pacific Index Fund           *
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     The Seven Seas Series Real Estate Equity Fund                    *
     -----------
     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held beneficially and of record 36% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     Frank Russell Investment Management Company ("Administrator"), the Investment Company's administrator, will be the sole shareholder of certain series of Investment Company until such time as such series have public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.


     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of Class A of each Fund:

Money Market Fund:

     -    BellSouth Pension Trust UKCF, 1155 Peachtree St. NE, Atlanta, GA
          30367--5%.

Government Money Market Fund:

     - State Street Bank and Trust Company, Newport Office Park, 108 Myrtle Street AH3, North Quincy, MA 02171--9%;

     - PRU Welfare Union Fixed PFIA, Two Concourse Parkway Suite 500, Atlanta, GA 30328--8%;

     - Algemeenburgerlijk Pension Fund, One Enterprise Drive, North Quincy, MA 02171--7%; and

     -    Biogen, Inc., 14 Cambridge Center, Cambridge, MA 02142--6%.


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and

President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.



     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed and Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management

Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.


                           TRUSTEE COMPENSATION TABLE


                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
Trustee                  Investment          as Part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
William L. Marshall      $49,000             $0                  $0                  $49,000
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
Patrick J. Riley         $49,000             $0                  $0                  $49,000
Richard D. Shirk         $49,000             $0                  $0                  $49,000
Bruce D. Taber           $49,000             $0                  $0                  $49,000
Henry W. Todd            $49,000             $0                  $0                  $49,000


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Funds' necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
      and Transfer Agent:                    State Street Bank and Trust Company
     Administrator:                          Frank Russell Investment Management
                                              Company
     Distributor:                            Russell Fund Distributors, Inc.
     Independent Accountants:                Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Funds' investment adviser pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Funds' investments in accordance with their investment objectives, policies and limitations. For these services, the Funds pay a fee to Adviser at the rates stated in the Prospectus. The Money Market Fund accrued expenses to Adviser of $6,981,114 in fiscal 1995, $7,225,807 in fiscal 1994, and $9,129,038 in fiscal 1993. Adviser waived Advisory fees of $1,689,778 in fiscal 1993. The Government Money Market Fund accrued expenses to Adviser of $970,313 in fiscal 1995, $748,629 in fiscal 1994, and

$339,636 in fiscal 1993. In fiscal 1994 and fiscal 1993, Adviser voluntarily agreed to reimburse the Government Money Market Fund for all expenses in excess of .38% of average daily net assets on an annual basis, which amounted to $41,975 and $94,854, respectively.


     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of each Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Funds' administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Funds' Prospectuses. The Money Market Fund accrued expenses to Administrator of $827,164 in fiscal 1995, $856,897 in fiscal 1994, and $1,330,910 in fiscal 1993. The Government Money Market Fund accrued expenses to Administrator of $113,825 in fiscal 1995, $88,242 in fiscal 1994, and $49,231 in fiscal 1993.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Investment

Portfolios are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction; a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by each Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.


     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Funds have adopted a distribution plan (the "Plan") for the Funds' Class B shares, which is described in the Funds' Prospectus.

     The Plan provides that each Fund may spend annually, directly or indirectly, up to 0.35% of the average net asset value of its Class B shares for distribution and shareholder servicing services. The Plan does not provide for the Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without approval of the holders of Class B shares to increase materially the distribution or shareholder servicing costs that the Funds may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Funds accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:



                                       1995           1994          1993
                                       ----           ----          ----
     Money Market Fund               $326,928       $888,413     $1,022,510
     Government Money Market Fund      87,798        100,965         42,012

For fiscal 1995, these amounts are reflective of the following individual payments:




                                                   Government
                                      Money           Money
                                      Market          Market
                                    ---------      ----------
Advertising                         $  10,520        $ 2,625
Printing of Prospectuses                8,112          2,227
Compensation to Sales Personnel       171,211         46,011
Other*                                137,085         36,935
                                    ---------        -------
                                    $ 326,928        $87,798
                                    ---------        -------
                                    ---------        -------



* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.


     Under the Plan, the Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide distribution and shareholder servicing services with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Funds' prospectus under "Distribution Services and Shareholder Servicing Arrangements."

     Similar plans have been adopted for the Funds' Class A and Class C shares. However, annual payments under these plans are limited to .25% and .60% of the net asset value of the Class A and Class C shares of the Funds, respectively.

     The Funds accrued expenses in the following amounts to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal year ended August 31:



                                     1995            1994           1993
                                     ----            ----           ----
     Money Market Fund             $1,198,500       $211,573       $269,696
     Government Money Market Fund     127,241         21,920          7,456



     The Funds commenced offering Class B shares on the date of this Statement of Additional Information. The foregoing expenses were incurred with respect to what are now classified as Class A shares.

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Funds, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share for the Class B shares of each Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the policy of the Funds to use their best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Funds use the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on each Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Funds' price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of each Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Funds by Adviser. There is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Funds. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or Adviser (or its affiliates). Adviser is authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Funds or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the prices paid by the Funds over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Funds. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or a Fund other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     During the fiscal year ended August 31, 1995, the Funds purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of August 31, 1995, is as follows:





                              MONEY MARKET FUND      GOVERNMENT MONEY MARKET
                                   ($000)                     FUND
                                                             ($000)
                          ------------------------------------------------------
UBS Securities, Inc.                  0                      30,000*
HSBC Securities, Inc.              11,352*                  120,000*
Prebon                               n/a                       n/a
First Chicago                         0                         0
Salomon Brothers, Inc.                0                         0
Lumis & Co.                          n/a                       n/a
Smith Barney, Inc.                   n/a                       n/a
Lehman Brothers, Inc.                 0                         0
Goldman, Sachs &
Co.                                   0                         0


                                       12


Greenwich Securities                  0                         0
          *  Repurchase Agreements
         n/a represents no purchases executed during the fiscal year


     YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1+T)(n)=ERV

     where:    P=   a hypothetical initial payment of $1,000
               T=   average annual total return
               n=   number of years
             ERV=   ending redeemable value of a $1,000 payment made at the
                    beginning of the 1-, 5- and 10-year periods at the end of the year or period.

     The calculation assumes that all dividends and distributions of each Fund are reinvested at the price calculated in the manner described in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The current annualized yield of the Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

        EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)*(365/7)]-1

     The following are the current and effective yields for the Funds for the seven-day period ended August 31, 1995:

     Money Market Fund
     -----------------
     Current Yield                 5.51%
     Effective Yield               5.66%

     Government Fund
     ---------------
     Current Yield                 5.38%
     Effective Yield               5.53%


     The above yields relate to a period prior to the division of Fund shares into multiple classes and do not reflect the distribution and shareholder servicing expenses of Class B shares. Had such expenses been incurred, the yields would have been approximately .25% lower.

     The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Funds.


                                   INVESTMENTS

     The fundamental investment objective of each Fund is set forth in its Prospectus. In addition to that investment objective, each Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Funds without shareholder approval.

INVESTMENT RESTRICTIONS

     Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. A Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that (i) the Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans; and (ii) the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Funds' shareholders.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     Except as otherwise indicated, each Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which, with respect to the Money Market and Government Money Market Funds, have remaining maturities or hard put dates of one year or less; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to a Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Funds retain the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

     FORWARD COMMITMENTS. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and the securities held by each Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, each Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     SECTION 4(2) COMMERCIAL PAPER (MONEY MARKET FUND ONLY). The Money Market Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     The Funds may purchase variable rate US Government obligations which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually.

Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

     The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing

Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

     Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the above Funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     / / Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          / /  Leading market positions in well-established industries.

          / /  High rates of return on funds employed.

          / / Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          / / Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          / / Well-established access to a range of financial markets and assured sources of alternate liquidity.

     / / Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     / / Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     / / Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

TAXES

     Each Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, each Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than six months, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.


     As of August 31, 1995, the Money Market Fund and the Government Money Market Fund had a net tax basis capital loss carryforward of $4,159,322 and $157,456, respectively, which may be applied against any realized net taxable gains of each succeeding year until the expiration date of August 31, 2003. In addition, from November 1, 1994 to August 31, 1995, the Money Market Fund incurred $5,844 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 1996.


     STATE AND LOCAL TAXES. Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.


                              FINANCIAL STATEMENTS

     The 1995 fiscal year-end financial statements of Investment Company, consisting of the Money Market and Government Money Market Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants are included in the Funds' Annual Report to Shareholders. Copies of these reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430




                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION
                               MONEY MARKET FUNDS
                                 CLASS C SHARES
                                DECEMBER 29, 1995


     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios, including those listed below, each of which is referred to as a "Fund." In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

          THE SEVEN SEAS SERIES MONEY MARKET FUND ("MONEY MARKET FUND")

          THE SEVEN SEAS SERIES US GOVERNMENT MONEY MARKET FUND ("GOVERNMENT MONEY MARKET FUND")


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the Funds noted above as contained in the Funds' Prospectus for Class C shares dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Funds' Prospectus for Class C shares, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                        PAGE

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . .     3

     Organization and Business History . . . . . . . . . . . . . . . .     3
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . .     4
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . .     4
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . .     5
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . .     6

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . .     7

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . .     7
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . .     8
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . .     8
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . .     9
     Federal Law Affecting State Street. . . . . . . . . . . . . . . .     10
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . .     10
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . .     11
     Yield and Total Return Quotations . . . . . . . . . . . . . . . .     12

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . .     13
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . .     15
     Ratings of Debt Instruments . . . . . . . . . . . . . . . . . . .     21
     Ratings of Commercial Paper . . . . . . . . . . . . . . . . . . .     22

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .     26

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Money Market and US Government Money Market Funds are two such investment portfolios. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:



     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------

     __________
     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.



     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held beneficially and of record 36% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     Frank Russell Investment Management Company ("Administrator"), the Investment Company's administrator, will be the sole shareholder of certain series of Investment Company until such time as such series have public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.


     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of Class A of each Fund:



Money Market Fund:

      - BellSouth Pension Trust UKCF, 1155 Peachtree St. NE, Atlanta, GA 30367--5%.

Government Money Market Fund:

      - State Street Bank and Trust Company, Newport Office Park, 108 Myrtle Street AH3, North Quincy, MA 02171--9%;

      - PRU Welfare Union Fixed PFIA, Two Concourse Parkway Suite 500, Atlanta, GA 30328--8%;

      - Algemeenburgerlijk Pension Fund, One Enterprise Drive, North Quincy, MA 02171--7%; and

      -   Biogen, Inc., 14 Cambridge Center, Cambridge, MA 02142--6%.


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.



     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.


     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed and Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.

     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.




     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.




-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Funds' necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:



   Investment Adviser, Custodian
     and Transfer Agent:           State Street Bank and Trust Company
   Administrator:                  Frank Russell Investment Management Company
   Distributor:                    Russell Fund Distributors, Inc.

   Independent Accountants:        Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Funds' investment adviser pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.



     Under the Advisory Agreement, Adviser directs the Funds' investments in accordance with their investment objectives, policies and limitations. For these services, the Funds pay a fee to Adviser at the rates stated in the Prospectus. The Money Market Fund accrued expenses to Adviser of $6,981,114 in fiscal 1995, $7,225,807 in fiscal 1994, and $9,129,038 in fiscal 1993. Adviser waived Advisory fees of $1,689,778 in fiscal 1993. The Government Money Market Fund accrued expenses to Adviser of $970,313 in fiscal 1995, $748,629 in fiscal 1994, and $339,636 in fiscal 1993,. In fiscal 1994 and fiscal 1993, Adviser voluntarily agreed to reimburse the Government Money Market Fund for all expenses in excess of .38% of average daily net assets on an annual basis, which amounted to $41,975 and $94,854, respectively. Additionally, Adviser waived Advisory fees of $11,233 in fiscal 1992.


     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of each Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.



     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Funds' administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Funds' Prospectuses. The Money Market Fund accrued expenses to Administrator of $827,164 in fiscal 1995, $856,897 in fiscal 1994, and $1,330,910 in fiscal 1993. The Government Money Market Fund accrued expenses to Administrator of $113,825 in fiscal 1995, $88,242 in fiscal 1994, and $49,231 in fiscal 1993.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Investment Portfolios are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction; and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by each Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.


     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Funds have adopted a distribution plan (the "Plan") for the Funds' Class C shares, which is described in the Funds' Prospectus.

     The Plan provides that each Fund may spend annually, directly or indirectly, up to 0.60% of the average net asset value of its Class C shares for distribution and shareholder servicing services. The Plan does not provide for the Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without approval of the holders of Class C shares to increase materially the distribution or shareholder servicing costs that the Funds may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Funds accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:






                                            1995           1994           1993
                                            ----           ----           ----
     Money Market Fund                    $326,928       $888,413     $1,022,510
     Government Money Market Fund           87,798        100,965         42,012




     For fiscal 1995, these amounts are reflective of the following individual payments:





                                                        Government
                                            Money          Money
                                            Market         Market
                                         ---------      ----------
Advertising                              $  10,520        $ 2,625
Printing of Prospectuses                     8,112          2,227
Compensation to Sales Personnel            171,211         46,011
Other*                                     137,085         36,935
                                         ---------        -------
                                         $ 326,928        $87,798
                                         ---------        -------
                                         ---------        -------


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide distribution and shareholder servicing services with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Funds' prospectus under "Distribution Services and Shareholder Servicing Arrangements."

     Similar plans have been adopted for the Funds' Class A and Class B shares. However, annual payments under these plans are limited to .25% and .35% of the net asset value of the Class A and Class B shares of the Funds, respectively.

     The Funds accrued expenses in the following amounts to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal year ended August 31:




                                           1995           1994          1993
                                           ----           ----          ----
     Money Market Fund                 $1,198,500       $211,573     $269,696
     Government Money Market Fund         127,241         21,920        7,456


     The Funds commenced offering Class C shares on the date of this Statement of Additional Information. The foregoing expenses were incurred with respect to what are now classified as Class A shares.

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Funds, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share for the Class C shares of each Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the policy of the Funds to use their best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Funds use the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on each Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Funds' price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of each Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Funds by Adviser. There is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Funds. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or Adviser (or its affiliates). Adviser is authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Funds or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the prices paid by the Funds over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Funds. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or a Fund other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.




     During the fiscal year ended August 31, 1995, the Funds purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of August 31, 1995, is as follows:






                                MONEY MARKET FUND     GOVERNMENT MONEY MARKET
                                     ($000)                     FUND
                                                              ($000)
                           ----------------------------------------------------
UBS Securities, Inc.                    0                     30,000*
HSBC Securities, Inc.                11,352*                 120,000*
Prebon                                 n/a                      n/a
First Chicago                           0                        0
Salomon Brothers, Inc.                  0                        0
Lumis & Co.                            n/a                      n/a
Smith Barney, Inc.                     n/a                      n/a
Lehman Brothers, Inc.                   0                        0
Goldman, Sachs &
Co.                                     0                        0
Greenwich Securities                    0                        0
     *  Repurchase Agreements
     n/a represents no purchases executed during the fiscal year




     *  Repurchase Agreements
     n/a represents no purchases executed during the fiscal year


     YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1+T)(n)=ERV

     where:    P=   a hypothetical initial payment of $1,000
               T=   average annual total return
               n=   number of years

          ERV= ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period.

     The calculation assumes that all dividends and distributions of each Fund are reinvested at the price calculated in the manner described in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The current annualized yield of the Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

          EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)]-1

     The following are the current and effective yields for the Funds for the seven-day period ended August 31, 1995:



     Money Market Fund
     -----------------
     Current Yield                 5.51%
     Effective Yield               5.66%

     Government Fund
     ---------------
     Current Yield                 5.38%
     Effective Yield               5.53%


     The above yields relate to a period prior to the division of Fund shares into multiple classes and do not reflect the distribution and shareholder servicing expenses of Class C shares. Had such expenses been incurred, the yields would have been approximately .50% lower.

     The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Funds.


                                   INVESTMENTS

     The fundamental investment objective of each Fund is set forth in its Prospectus. In addition to that investment objective, each Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Funds without shareholder approval.

INVESTMENT RESTRICTIONS

     Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. A Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or
(ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that (i) the Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans; and (ii) the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Funds' shareholders.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     Except as otherwise indicated, each Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which, with respect to the Money Market and Government Money Market Funds, have remaining maturities or hard put dates of one year or less; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to a Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Funds retain the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

     FORWARD COMMITMENTS. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and the securities held by each Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, each Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     SECTION 4(2) COMMERCIAL PAPER (MONEY MARKET FUND ONLY). The Money Market Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     The Funds may purchase variable rate US Government obligations which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

     The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

     Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the above Funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     / / Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          / /  Leading market positions in well-established industries.

          / /  High rates of return on funds employed.

          / / Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          / / Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          / / Well-established access to a range of financial markets and assured sources of alternate liquidity.

     / / Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     / / Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     / / Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                      TAXES

     Each Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, each Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than six months, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.



As of August 31, 1995, the Money Market Fund and the Government Money Market Fund had a net tax basis capital loss carryforward of $4,159,322 and $157,456, respectively, which may be applied against any realized net taxable gains of each succeeding year until the expiration date of August 31, 2003. In addition, from November 1, 1994 to August 31, 1995, the Money Market Fund incurred $5,844 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 1996.


     STATE AND LOCAL TAXES. Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.


                              FINANCIAL STATEMENTS

     The 1995 fiscal year-end financial statements of Investment Company, consisting of the Money Market and Government Money Market Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants are included in the Funds' Annual Report to Shareholders. Copies of these reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430

                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                               MATRIX EQUITY FUND

                                DECEMBER 29, 1995


     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas Series Matrix Equity Fund (the "Matrix Fund" or the "Fund") as contained in the Fund's Prospectus dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                         Page

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . .   3

       Organization and Business History . . . . . . . . . . . . . . . .   3
       Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . .   4
       Controlling Shareholders. . . . . . . . . . . . . . . . . . . . .   4
       Principal Shareholders. . . . . . . . . . . . . . . . . . . . . .   4
       Trustees and Officers . . . . . . . . . . . . . . . . . . . . . .   5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . .   6

       Service Providers . . . . . . . . . . . . . . . . . . . . . . . .   6
       Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
       Administrator . . . . . . . . . . . . . . . . . . . . . . . . . .   7
       Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
       Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . .   8
       Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . .   8
       Federal Law Affecting State Street. . . . . . . . . . . . . . . .   9
       Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . .   9
       Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . .   10
       Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . .   11
       Total Return Quotations . . . . . . . . . . . . . . . . . . . . .   12

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

       Investment Restrictions . . . . . . . . . . . . . . . . . . . . .   13
       Investment Policies . . . . . . . . . . . . . . . . . . . . . . .   15
       Hedging Strategies and Related Investment Techniques. . . . . . .   18

TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .   25

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Matrix Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:



     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994

     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------

       __________
       *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held beneficially and of record 36% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:

     - Trustees of Alcatel Network Systems, State Street Bank and Trust Company, One Enterprise Drive, North Quincy, MA 02171--15%;

     - Boston Edison VEBA, 800 Boylston Street P354, Boston, MA 02199--12%;

     - Workers Rehabilitation and Compensation Corporation of Australia, State Street Bank and Trust Company, Two International Place 34th Floor, Boston, MA 02110--9%; and

     - Xerox Canada, Inc. Employee Retirement Plan, Royal Trust Corporation of Canada, PO Box 7500 Station A, 55 King Street West 7th Floor, Toronto, Ontario, Canada M5W1P9--9%.

     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.

     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02109. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.

     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.


-------------------------------------------------------------------------------------------------------
                                      TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------



                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


    Investment Adviser, Custodian
    and Transfer Agent:             State Street Bank and Trust Company
    Administrator:                  Frank Russell Investment Management Company
    Distributor:                    Russell Fund Distributors, Inc.
    Independent Accountants:        Coopers & Lybrand, L.L.P.

     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objectives, policies and limitations. For these services, the Fund will pay a fee to Adviser at the rate stated in the Prospectus. The Matrix Fund accrued expenses to Adviser of $1,198,153 in fiscal 1995, $763,918 in fiscal 1994, and $202,671 in fiscal 1993. In fiscal 1993,
Adviser voluntarily agreed to reimburse the Matrix Fund for all expenses in excess of .60% of average daily net assets on an annual basis, which amounted to $73,579. Additionally, Adviser waived Advisory fees of $599,077 in fiscal 1995, $381,959 in fiscal 1994, and $101,336 in fiscal 1993.

     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Matrix Fund accrued expenses to Administrator of $47,220 in fiscal 1995, $29,884 in fiscal 1994, and $9,894 in fiscal 1993.

     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or the Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all Investment Portfolios are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.


     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:

                              1995          1994         1993
                              ----          ----         ----
          Matrix Fund         $94,034       $52,392      $11,743


          For fiscal 1995, this amount is reflective of the following individual payments:

          Advertising                            $ 4,110
          Printing of Prospectuses                 6,627
          Compensation to Dealers                 44,276
          Compensation to Sales Personnel         20,651
          Other*                                  18,370
                                                 -------
                                                 $94,034
                                                 -------
                                                 -------

* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Funds' prospectus under "Distribution Services and Shareholder Servicing."

     The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal years ended August 31:

                              1995      1994          1993
     Matrix Fund              $37,186   $7,456       $2,176


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share is calculated once each business day for the Fund as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). Because the net asset value of the Fund will not be calculated at such times, if securities held in the Fund's portfolio are traded at such times, the Fund's net asset value per share may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares. Moreover, trading in securities on European and Asian exchanges and in the over-the-counter market is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

     With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that amortized cost does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income of the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.



     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     The brokerage commissions paid by the Matrix Fund were $415,381 for fiscal 1995, $253,249 for fiscal 1994, and $94,909 for fiscal 1993. The material difference in the brokerage amounts from fiscal 1994 to fiscal 1995 was due primarily to the increase in net assets.

     Of the total brokerage commissions paid by the Matrix Fund, commissions received by an affiliated broker/dealer for fiscal 1995 were $116,157. Of that amount, the percentage of affiliated brokerage to total brokerage for the Matrix Fund was 27.96%.

     The percentage of total affiliated transactions (relating to trading activity) to total transactions during fiscal 1995 for the Matrix Fund was 9.77%.

     During the fiscal year ended August 31, 1995, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The value of broker-dealer securities held as of August 31, 1995, is as follows:



                                     MATRIX EQUITY FUND
                                           ($000)
                                     ------------------
       UBS Securities, Inc.                  n/a
       HSBC Securities, Inc.                 n/a
       Prebon                                n/a
       First Chicago                          0
       Salomon Brothers, Inc.                 0
       Lumis & Co.                           n/a
       Smith Barney, Inc.                    n/a
       Lehman Brothers, Inc.                 n/a
       Goldman, Sachs & Co.                  n/a
       Greenwich Securities                  n/a
       *  Repurchase Agreements
       n/a represents no purchases executed during the fiscal year


     PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.

     The portfolio turnover rates for the Fund were as follows for the fiscal years ended August 31,:

                    1995      1994      1993
                    ----      ----      ----
     Matrix Fund     129.98%  127.20%   57.65%

     TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T) = ERV

     where:    P =a hypothetical initial payment of $1,000
               T =average annual total return
               n =number of years
             ERV =ending redeemable value of a $1,000 payment made at
                  the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. The average annual total returns for the Fund are as follows:



                        One Year         Inception to
                         Ending         August 31,1995
                     August 31, 1995     (Annualized)     Inception Date
                     ---------------    --------------    --------------
Matrix Fund               18.81%           13.15%            05/04/92


                                  INVESTMENTS

     The fundamental investment objective of the Fund is set forth in its Prospectus. In addition to that investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 18 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities).

Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     The Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, the Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will not invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

     WARRANTS. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will not invest more than 5% of the value of their net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchange.

     AMERICAN DEPOSITORY RECEIPTS (ADRS). The Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Fund may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Funds' investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that a Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Funds will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Funds' portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Funds may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares without having held the shares for more than six months, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                              FINANCIAL STATEMENTS

     The 1995 fiscal year-end financial statements of the Matrix Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Report to shareholders. A copy of this Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                               S&P 500 INDEX FUND

                                DECEMBER 29, 1995

     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas Series S&P 500 Stock Index Fund (the "Fund") as contained in the Fund's Prospectus dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . .  3

        Organization and Business History. . . . . . . . . . . . . . . . .  3
        Shareholder Meetings . . . . . . . . . . . . . . . . . . . . . . .  4
        Controlling Shareholders . . . . . . . . . . . . . . . . . . . . .  4
        Principal Shareholders . . . . . . . . . . . . . . . . . . . . . .  4
        Trustees and Officers. . . . . . . . . . . . . . . . . . . . . . .  5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . .  6

        Service Providers. . . . . . . . . . . . . . . . . . . . . . . . .  6
        Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
        Administrator. . . . . . . . . . . . . . . . . . . . . . . . . . .  7
        Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
        Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . .  8
        Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . . .  8
        Federal Law Affecting State Street . . . . . . . . . . . . . . . .  9
        Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . .  9
        Brokerage Practices. . . . . . . . . . . . . . . . . . . . . . . .  10
        Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . . . . .  12
        Total Return Quotations. . . . . . . . . . . . . . . . . . . . . .  12

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

        Investment Restrictions. . . . . . . . . . . . . . . . . . . . . .  13
        Investment Policies. . . . . . . . . . . . . . . . . . . . . . . .  15
        Hedging Strategies and Related Investment Techniques . . . . . . .  17
        Ratings of Debt Instruments. . . . . . . . . . . . . . . . . . . .  23
        Ratings of Commercial Paper. . . . . . . . . . . . . . . . . . . .  24

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series. The Investment Company share evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Fund is one such investment portfolio.
The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth below the portfolio's name:

     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------
     ----------------
     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.



     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:

      - American Home Assurance Company, 200 Liberty Street 19th Floor, New York, NY 10281--26%;

      - Energy Insurance Mutual Limited, 6200 Courtney Cambell Causeway Suite 510, Tampa, FL 33607--16%; and

      - Trustees of Alcatel Network Systems, State Street Bank and Trust Company, One Enterprise Drive, Quincy, MA 02171--7%.

     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.


     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). From 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co. and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.



-------------------------------------------------------------------------------------------------------
                                       TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------

                                      -6-


Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------



                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
      and Transfer Agent:                    State Street Bank and Trust Company
     Administrator:                          Frank Russell Investment Management
                                             Company
     Distributor:                            Russell Fund Distributors, Inc.
     Independent Accountants:                Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with their investment objectives, policies and limitations. For these services, the Fund pays a fee to Adviser at the rates stated in the Prospectus. The Fund accrued expenses to Adviser of $391,746 in fiscal 1995, $312,299 in fiscal 1994 and $95,807 from the date of inception to August 31, 1993. For the ten (10) month period ended July 1, 1994 and in fiscal 1993, Adviser voluntarily agreed to reimburse the Index Fund for all expenses in excess of .15% of average daily net assets on an annual basis which amounted to $218,188 and $137,944, respectively. After July 1, 1994, Adviser voluntarily agreed to waive up to the full amount of its advisory fees for the Fund to the extent that total expenses exceed .15% of average daily net assets on an annual basis, which amounted to $391,746 in fiscal 1995 and $97,333 in fiscal 1994. Additionally, Adviser waived Advisory fees of $47,903 from the date of inception to August 31, 1993.

     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $115,292 in fiscal 1995, $92,892 in fiscal 1994 and $35,298 from the date of inception to August 31, 1993. Administrator waived administration fees of $2,745 from the date of inception to August 31, 1993.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Funds are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; and transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by each Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.


     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectuses.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:



                                 1995     1994      1993
                                 ----     ----      ----
     S&P 500 Index Fund       $153,822  $121,802  $16,906

     For fiscal 1995, this amount is reflective of the following individual payments:

     Advertising                        $  6,101
     Printing of Prospectuses             17,309
     Compensation to Dealers              16,689
     Compensation to Sales Personnel      55,707
     Other*                               58,016
                                        --------
                                        $153,822
                                        --------
                                        --------

* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.


     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     The Fund accrued expenses in the following amounts to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal years ended August 31:


                              1995      1994      1993
                              ----      ----      ----
     S&P 500 Index Fund     $103,181  $22,939   $12,288


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share is calculated once each business day for the Fund as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern

Time, on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of the Fund's share when shareholders do not have the ability to purchase or redeem shares. Therefore, events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

     With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that amortized cost does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.




     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     The brokerage commissions paid by the Fund were $139,786 for fiscal 1995, $72,218 for fiscal 1994 and $151,827 for fiscal 1993. The material difference in the brokerage amounts from fiscal 1994 to fiscal 1995 was due primarily to the increase in net assets and resulting increase in portfolio turnover.



     Of the total brokerage commissions paid by the Fund, commissions received by an affiliated broker/dealer for fiscal 1995 were $74,061. Of this amount, the percentage of affiliated brokerage to total brokerage for the Fund was 52.98%.



     The percentage of total affiliated transactions (relating to trading activity) to total transactions during fiscal 1995 for the Fund was 13.47%.



     During the fiscal year ended August 31, 1995, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The value of broker-dealer securities held as of August 31, 1995, is as follows:




                                              S&P 500 INDEX FUND
                                                    ($000)
                                              ------------------
     UBS Securities, Inc.                             n/a
     HSBC Securities, Inc.                             0
     Prebon                                           n/a
     First Chicago                                    691
     Salomon Brothers, Inc.                           510
     Lumis & Co.                                      n/a
     Smith Barney, Inc.                              1,958
     Lehman Brothers, Inc.                             0
     Goldman, Sachs & Co.                             n/a
     Greenwich Securities                             n/a


     PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.

     The portfolio turnover rates for the Fund were as follows for the fiscal years ended August 31:


                                    1995          1994            1993
                                    ----          ----            ----
     S&P 500 Index Fund            38.56%         7.97%          48.10%

     Portfolio turnover rates for periods less than one fiscal year are annualized.

     TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1+T)(n) = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The average annual total returns for the Fund are as follows:




                             One Year       Inception to
                              Ending       August 31, 1995
                         August 31,1995      (Annualized)         Inception Date
                         --------------    ---------------        --------------

S&P 500 Index Fund            21.11%            12.77%               12/30/92


                                   INVESTMENTS

     The fundamental investment objective of the Fund is set forth in its Prospectus. In addition to that investment objective, the Fund also has certain fundamental investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 18 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in their respective Prospectuses.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     (15) Invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     The Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and
(2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions".
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.
Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will not invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

     AMERICAN DEPOSITORY RECEIPTS (ADRS). The Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Fund may seek to hedge their portfolios against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. A Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     / / Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          / /  Leading market positions in well-established industries.

          / /  High rates of return on funds employed.

          / / Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          / / Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          / / Well-established access to a range of financial markets and assured sources of alternate liquidity.

     / / Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     / / Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     / / Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.


                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

     If a Fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                              FINANCIAL STATEMENTS

     The 1995 fiscal year-end financial statements of the Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Reports to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                                 YIELD PLUS FUND


                                DECEMBER 29, 1995


     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas Series Yield Plus Fund (the "Yield Plus Fund" or the "Fund") as contained in the Fund's Prospectus dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . . .  3

     Organization and Business History . . . . . . . . . . . . . . . . . . .  3
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . . .  4
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . . .  4
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . .  5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . . .  6

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . .  7
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . . .  9
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . .  9
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . 11
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . . . 11

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . 13
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     Hedging Strategies and Related Investment Techniques. . . . . . . . . . 20
     Ratings of Debt Instruments . . . . . . . . . . . . . . . . . . . . . . 26
     Ratings of Commercial Paper . . . . . . . . . . . . . . . . . . . . . . 28

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Yield Plus Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:

       The Seven Seas Series Money Market Fund                    May 2, 1988
       The Seven Seas Series US Government Money Market Fund     March 1, 1991
       The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
       The Seven Seas Series US Treasury Obligations Fund              *
       The Seven Seas Series Prime Money Market Fund           February 22, 1994
       The Seven Seas Series Yield Plus Fund                    November 9, 1992
       The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
       The Seven Seas Series Intermediate Fund                 September 1, 1993
       The Seven Seas Series Bond Market Fund                          *
       The Seven Seas Series Growth and Income Fund            September 1, 1993
       The Seven Seas Series S&P 500 Index Fund                December 30, 1992
       The Seven Seas Series Small Cap Fund                       July 1, 1992
       The Seven Seas Series Matrix Equity Fund                   May 4, 1992
       The Seven Seas Series Active International Fund           March 7, 1995
       The Seven Seas Series International Pacific Index Fund          *
       The Seven Seas Series Emerging Markets Fund               March 1, 1994
       The Seven Seas Series Real Estate Equity Fund                   *

     _______________
     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held beneficially and of record 36% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:

- Stock Performance Index Futures Fund CM18, a fund of State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110--35%;

- International Clearing Stock Loan, a department of State Street Bank and Trust Company, Two International Place, Boston, MA 02110--32%;

- Louisiana State Employees, 8401 United Plaza Boulevard, Baton Rouge, LA 70809--15%; and

- S&P 500 Flagship Fund CM11, a fund of State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110--6%.


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.

     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International

Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.

     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.


----------------------------------------------------------------------------------------------------
                                TRUSTEE COMPENSATION TABLE
----------------------------------------------------------------------------------------------------
                            Aggregate      Pension or        Estimated Annual   Total Compensation
                            Compensation   Retirement        Benefits Upon      From Investment
                            from           Benefits          Retirement         Company Paid to
     Trustee                Investment     Accrued as Part                      Trustees
----------------------------------------------------------------------------------------------------


                                       -6-

----------------------------------------------------------------------------------------------------
                            Company        of Investment
                                           Company
                                           Expenses
----------------------------------------------------------------------------------------------------
     Lynn L. Anderson       $0             $0                $0                 $0
----------------------------------------------------------------------------------------------------
     William L. Marshall    $49,000        $0                $0                 $49,000
----------------------------------------------------------------------------------------------------
     Steven J. Mastrovich   $49,000        $0                $0                 $49,000
----------------------------------------------------------------------------------------------------
     Patrick J. Riley       $49,000        $0                $0                 $49,000
----------------------------------------------------------------------------------------------------
     Richard D. Shirk       $49,000        $0                $0                 $49,000
----------------------------------------------------------------------------------------------------
     Bruce D. Taber         $49,000        $0                $0                 $49,000
----------------------------------------------------------------------------------------------------
     Henry W. Todd          $49,000        $0                $0                 $49,000
----------------------------------------------------------------------------------------------------

                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
      and Transfer Agent:            State Street Bank and Trust Company
     Administrator:                  Frank Russell Investment Management Company
     Distributor:                    Russell Fund Distributors, Inc.
     Independent Accountants:        Coopers & Lybrand, L.L.P.

     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objectives, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Yield Plus Fund accrued expenses to Adviser of $3,256,063 in fiscal 1995, $3,112,787 in fiscal 1994 and $615,334 from the date of inception to August 31, 1993.

     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR.  Frank Russell Investment Management Company
("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988

("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Yield Plus Fund accrued expenses to Administrator of $384,923 in fiscal 1995, $366,814 in fiscal 1994 and $90,639 from the date of inception to August 31, 1993. Administrator waived administration fees of $9,259 from the date of inception to August 31, 1993.

     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all Investment Portfolios are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA
02109.


     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the fiscal years ended August 31:

                              1995      1994        1993
                              ----      ----        ----
     Yield Plus Fund          $261,109  $402,343    $74,092

     For fiscal 1995, this amount is reflective of the following individual payments:


     Advertising                      $   9,050
     Printing of Prospectuses             5,825
     Compensation to Dealers             15,655
     Compensation to Sales Personnel    125,803
     Other*                             104,776
                                      ---------
                                      $ 261,109
                                      ---------
                                      ---------


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service

Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     The Fund accrued expenses in the following amounts to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal years ended August 31:

                              1995      1994      1993
                              ----      ----      ----
     Yield Plus Fund          $506,798  $91,143   $25,600


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share is calculated once each business day for the Fund as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of the Fund's share when shareholders do not have the ability to purchase or redeem shares. Therefore, events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

     With the exceptions noted below, the Fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that amortized cost does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     During the fiscal year ended August 31, 1995, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The value of broker-dealer securities held as of August 31, 1995, is as follows:


                                YIELD PLUS FUND
                                    ($000)
                              --------------------
       UBS Securities, Inc.            0
       HSBC Securities, Inc.        73,473*
       Prebon                         n/a
       First Chicago                64,633
       Salomon Brothers, Inc.         n/a
       Lumis & Co.                    n/a
       Smith Barney, Inc.             n/a
       Lehman Brothers, Inc.          n/a
       Goldman, Sachs & Co.            0
       Greenwich Securities           n/a

       *  Repurchase Agreements
       n/a represents no purchases executed during the fiscal year

     PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.

     The portfolio turnover rates for the Fund for the last three fiscal years ended August 31, were:

                         1995      1994      1993
                         ----      ----      ----
Yield Plus Fund          199.69%   142.68%   137.86%


Portfolio turnover rates for periods less than one fiscal year are annualized.

     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P(1+T)(n) = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The average annual total returns for the Fund are as follows:

                       One Year         Inception to
                        Ending         August 31, 1995
                    August 31, 1995     (Annualized)      Inception Date
                    ---------------     ------------      --------------
Yield Plus Fund          6.01%             4.45%            11/09/92

     Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                              YIELD = 2[(a-b+1)(6)-1]
                                         cd
     Where:  a = dividends and interests earned during the period;
             b = expenses accrued for the period (net of reimbursements);
             c = average daily number of shares outstanding during the
                 period that were entitled to receive dividends; and
             d = the maximum offering price per share on the last day of the period.

     The following is the current 30-day yield for the Yield Plus Fund for the period ended August 31, 1995:


          YIELD PLUS FUND
          30-day Yield (Annualized)          5.78%


     The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the Fund.


                                   INVESTMENTS

     The investment objective of the Fund is set forth in its Prospectus. The Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 18 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     The Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, the Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will not invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     The Fund may purchase variable rate US Government obligations which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

     The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

     MORTGAGE-RELATED PASS-THROUGH SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

     Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

     INTEREST RATE SWAPS. The Fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Fund may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may also deal in certain forward contracts, including forward foreign exchange transactions, foreign currency options and futures, and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     HEDGING FOREIGN CURRENCY RISK. The Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

     The Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

     In addition to the forward exchange contracts, the Fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. A detailed discussion of such risks appears under the caption "Risk Factors in Options, Futures, Forward and Currency Transactions."

     Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options. The Fund will not hedge a currency substantially in excess of:
(1) the market value of securities denominated in such currency that the Fund has committed to purchase or anticipates purchasing; or (2) in the case of securities that have been sold by the Fund but not yet delivered, the proceeds thereof in their denominated currency. The Fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund requires that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and
(4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than six months, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     From November 1, 1994 to August 31, 1995, the Fund incurred $4,385,355 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 1996.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                              FINANCIAL STATEMENTS

     The 1995 fiscal year-end financial statements of Yield Plus Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Report to shareholders. A copy of this Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430



                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                              EMERGING MARKETS FUND

                                DECEMBER 29, 1995


     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas Series Emerging Markets Fund (the "Emerging Markets Fund" or the "Fund") as contained in the Fund's Prospectus dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                         PAGE

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . .    3

     Organization and Business History . . . . . . . . . . . . . . . . .    3
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . .    4
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . .    4
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . .    5
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . .    5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . .    6

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . .    8
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . .    8
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . .    9
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . .    9
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . .   10
     Portfolio Turnover Policy . . . . . . . . . . . . . . . . . . . . .   11
     Total Return Quotations . . . . . . . . . . . . . . . . . . . . . .   12

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . .   12
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . .   15

RISK CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .   27

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .   30

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . .   31

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Emerging Markets Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

     Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:




     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------


__________
*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these Investment Portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held beneficially and of record 36% of Investment Company's shares in connection with various lending portfolios and, consequently, is deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.

     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:



      - Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, CA 94104--70%;

      - Stichting Dow Pension Funds of the Netherlands, State Street Bank and Trust Company, Two International Place 32nd Floor, Boston, MA 02110-- 6%; and

      - Walgreen Profit Sharing Retirement Trust, State Street Bank and Trust Company, Two International Place, Boston, MA 02110--5%.


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.



     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.


     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.


-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


   Investment Adviser, Custodian
     and Transfer Agent:           State Street Bank and Trust Company
   Administrator:                  Frank Russell Investment Management Company
   Distributor:                    Russell Fund Distributors, Inc.
   Independent Accountants:        Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street") serves as the Fund's investment adviser ("Adviser") pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Emerging Markets Fund accrued expenses to Adviser of $321,920 for fiscal 1995 and $63,417 from the date of inception to August 31, 1994. Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.50% of average daily net assets on an annual basis, which amounted to $169,331 for fiscal 1995 and $48,835 for the period ended August 31, 1994.


The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of any Investment Portfolio and either a majority of all Trustees or a majority of the shareholders of each Investment Portfolio approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Emerging Markets Fund accrued expenses to Administrator of $25,877 for fiscal 1995 and $5,168 from the date of inception to August 31, 1994. Administrator waived administration fees of $1,041 from the date of inception to August 31, 1994.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of any Investment Portfolio and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of the

Fund: $0 up to $100 million--0.05%, $100 million to $200 million -- 0.3%, over $200 million -- 0.02%; securities transaction charges from $25.00 to $150.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $11.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.


     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses to Russell Fund Distributors, Inc., as Distributor, for the fiscal year ended August 31:


                                     1995          1994
                                     ----          ----
     Emerging Markets Fund         $95,484        $1,215

     For fiscal 1995, this amount is reflective of the following individual payments:


          Advertising                                     $58,165
          Printing of Prospectuses                          4,585
          Compensation to Sales Personnel                   1,605
          Other*                                           31,129
                                                          -------
                                                          $95,484
                                                          -------
                                                          -------



* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.


     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:


                                        1995                1994
                                        ----                ----
     Emerging Markets Fund            $11,820              $1,228


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. The Fund determines net asset value per share once "business day," as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The Fund's portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless Adviser determines that a particular event would materially affect the net asset value.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     The Fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or an Investment Portfolio other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     The brokerage commissions paid by the Emerging Markets Fund were $260,143 for fiscal 1995 and $93,931 from the date of inception to August 31, 1994. The material difference in the brokerage amounts from fiscal 1994 to fiscal 1995 was due primarily to the length of time for each period, the increase in net assets and resulting increase in portfolio turnover.



     Of the total brokerage commissions paid by the Fund, commissions received by an affiliated broker/dealer for fiscal 1995 were $3,786 Of this amount, the percentage of affiliated brokerage to total brokerage for the Fund was 1.46%.



     The percentage of total affiliated transactions (relating to trading activity) to total transactions during fiscal 1995 for the Fund was 0.17%.



     During the fiscal year ended August 31, 1995, the Fund did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.


     PORTFOLIO TURNOVER POLICY. Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. The Adviser's sell discipline for the Fund's investment in emerging market companies is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Adviser's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. The Fund will limit investments in illiquid securities to 15% of net assets.

     In addition, the Fund trades more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for the Fund. However, the Fund does not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.

     The portfolio turnover rate for the Fund for the fiscal year ended August 31, was:


                                            1995            1994
                                           -----            -----
     Emerging Markets Fund                 19.77%           None*


     *The Emerging Markets Fund commenced operations on March 1, 1994.

Portfolio turnover rates for periods less than one fiscal year are annualized.

     TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P(1+T)(n) = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV =  ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

The average annual total returns for the Fund are as follows:

                                One Year      Inception to
                                 Ending      August 31, 1995
                             August 31,1995   (Annualized)      Inception Date
                             --------------  ---------------    ---------------
Emerging Markets Fund           (9.28)%            2.57%           03/01/94



                                   INVESTMENTS

     The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain fundamental investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

     INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 18 are nonfundamental. These restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (2) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     (3) Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, emerging markets governments, their agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     (6) Purchase or sell commodities or commodity futures contracts or option on a futures contract except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus, and if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

     (8) Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities
subject to legal or contractual restrictions on disposition.   This restriction
does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     (14) Invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (15) Purchase interests in oil, gas or other mineral exploration or development programs.

     (16) Make investments for the purpose of gaining control of an issuer's management.

     (17) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     (18) Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The Fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


INVESTMENT POLICIES

     To the extent consistent with its fundamental investment objective and restrictions, the Fund may invest in the following instruments and utilize the following investment techniques:

     EMERGING MARKETS. Under normal circumstances, the Fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's Adviser to have a developing or emerging economy or securities market. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the Fund invests will be expanded over time as the stock markets in other countries evolve and in countries for which subcustody arrangements are approved by the Fund's Board of Trustees. Nearly all of the Fund's assets will be invested in these countries (i.e., typically over 95%). Currently, the definition of an emerging market is that gross domestic product per capita is less than $8,000 per year. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the Adviser will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

     EQUITY SECURITIES. The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. The risks associated with investment in securities issued by foreign governments and companies are described below under "Foreign Government Securities."

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

     SECURITIES WARRANTS. The Fund may invest up to 5% of its net assets in warrants of foreign or domestic issuers, including warrants that are not listed on a securities exchange. A warrant typically is a long term option issued by a corporation which generally gives the holder the privilege of buying a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

     SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The Fund and the Adviser believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the Fund's capital appreciation potential. These investments are generally illiquid. The Fund will invest no more than 15% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. The Fund is not likely to hold illiquid securities initially. However, due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

     DEPOSITORY RECEIPTS. The Fund may hold securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts
(EDRs) and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs, in registered form, are designed for use in the US securities markets, and EDRs are designed for use in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities.
ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

     DEBT SECURITIES. The Fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. The Fund will primarily invest in equity securities as defined under the Securities Exchange Act of 1934 (including convertible debt securities). Other debt will typically represent less than 10% of the Fund's assets. The Fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

     FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The Fund will not invest a material percentage of its assets in sovereign debt.

     FOREIGN CURRENCY. The Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

     The Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. A Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its assets committed to such contracts. A Fund will not enter into a forward contract with a term of more than one year.

     In addition to the forward exchange contracts, the Fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way. A detailed discussion of such risks appears under the caption "Risk Factors in Options, Futures, Forward and Currency Transactions."

     Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options. The Fund will not hedge a currency substantially in excess of:
(1) the market value of securities denominated in such currency that the Fund has committed to purchase or anticipates purchasing; or (2) in the case of securities that have been sold by the Fund but not yet delivered, the proceeds thereof in their denominated currency. The Fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. Such loans may be terminated at any time. The Fund will continuously maintain as collateral cash or obligations issued by the US Government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest.

     The Fund will retain most rights of beneficial ownership, including the right to receive dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is passed upon. Should the borrower of the securities fail financially, the Fund may experience delay in recovering the securities or loss of rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US Government obligations on a forward commitment basis.

     INTEREST RATE SWAPS. The Fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

     HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES. The Fund may seek to hedge its portfolios against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write
(sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment, such as the AMEX Oil & Gas Index. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with debt securities in which it invests and in financial futures contracts in connection with equity securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund requires that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objectives by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.


                               RISK CONSIDERATIONS

     Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

     Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar.
Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

     The Fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

     The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of differentiations, exchange control regulations and indigenous economic and political developments.


                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.


     From November 1, 1994 to August 31, 1995, the Fund incurred $88,970 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ending August 31, 1996.


     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                              FINANCIAL STATEMENTS

     The 1995 fiscal year-end financial statements for the Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Report to Shareholders. A copy of this Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS


     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

     The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

     The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

     The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

     The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

     The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

     The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

     A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

     Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

     D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                       US TREASURY MONEY MARKET PORTFOLIO
                          PRIME MONEY MARKET PORTFOLIO

                                DECEMBER 29, 1995

     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").

     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas Series US Treasury Money Market Portfolio (the "Treasury Money Market Portfolio") and The Seven Seas Series Prime Money Market Portfolio (the "Prime Money Market Portfolio") (collectively, the "Portfolios") as contained in the Portfolios' Prospectus dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . . .  3

     Organization and Business History . . . . . . . . . . . . . . . . . . .  3
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . . .  4
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . . .  5
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . .  5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . . .  7

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . .  8
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . . .  9
     Valuation of Portfolio Shares . . . . . . . . . . . . . . . . . . . . . 10
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . . . 12

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . 13
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . . 15

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . . 24

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund," two of which are the Treasury Money Market and Prime Money Market Portfolios. The Trustees may create additional Funds at any time without shareholder approval.

     Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:

     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                    May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund     March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund               *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                           *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                       July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                    May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund            March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund           *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund                March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                    *
     --------------------------------------------------------------------------

__________
*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these Investment Portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held beneficially and of record 36% of Investment Company's shares in connection with various lending portfolios and, consequently, is deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of the US Treasury Money Market and Prime Money Market Portfolios:

US Treasury Money Market:

     - Short Term Investment Fund FC02, a fund of State Street Bank and Trust Company, PO Box 1992, Boston, MA 02105--75%; and


     - Minnesota State Board of Investments GP15, 55 Sherburne Avenue, St. Paul, MN 55155--24%.


Prime Money Market:
     - Securities Lending SL01, a department of State Street Bank and Trust Company, PO Box 350, Boston, MA 02105--64%; and


     - Global Financial Asset Services Omnibus Control Account MT01, State Street Bank and Trust Company, PO Box 1992, North Quincy, MA 02171-- 22%.


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Portfolios. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Portfolios' operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.

     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., Feed Flavors, Inc. and Flavorite Laboratories.

     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.

-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Portfolios' necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
       and Transfer Agent:           State Street Bank and Trust Company
     Administrator:                  Frank Russell Investment Management Company
     Distributor:                    Russell Fund Distributors, Inc.
     Independent Accountants:        Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Portfolios' investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly-held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs each Portfolio's investments in accordance with its investment objective, policies and limitations. For these services, each Portfolio pays a fee to Adviser at the rate stated in the Prospectus. The Treasury Money Market Portfolio accrued expenses to Adviser of $462,645 for fiscal 1995 and $1,582,663 from the date of inception to August 31, 1994. Adviser voluntarily agreed to reimburse the Treasury Money Market Portfolio for all expenses in excess of .20% of average daily net assets on an annual basis. There was no reimbursement necessary for fiscal 1995 and 1994. Additionally,

Adviser waived fees of $497,132 in fiscal 1995, and $1,582,663 for the period ended August 31, 1994. The Prime Money Market Portfolio accrued expenses to Adviser of $1,319,424 for fiscal 1995 and $462,525 from the date of inception to August 31, 1994. Adviser voluntarily agreed to reimburse the Prime Money Market Portfolio for all expenses in excess of .20% of average daily net assets on an annual basis. There was no reimbursement necessary for fiscal 1995, the reimbursement amounted to $87,447 for the period ended August 31, 1994. Additionally, Adviser waived fees of $1,159,949 in fiscal 1995 and $388,359 for the period ended August 31, 1994.


     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of any Investment Portfolio and either a majority of all Trustees or a majority of the shareholders of each Investment Portfolio approve its continuance. The Agreement may be terminated by Adviser or a Portfolio without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Portfolios' administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Portfolios' Prospectus. The Treasury Money Market Portfolio accrued expenses to Administrator of $54,150 for fiscal 1995 and $197,115 from the date of inception to August 31, 1994. Administrator waived administration fees of $45,376 from the date of inception to August 31, 1994. The Prime Money Market Portfolio accrued expenses to Administrator of $261,274 for fiscal 1995 and $91,034 from the date of inception to August 31, 1994. Administrator waived administration fees of $23,193 from the date of inception to August 31, 1994.


The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of any Investment Portfolio and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Portfolio without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Portfolio shares pursuant to a Distribution Agreement dated
April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all Investment Portfolios are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by each Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.


     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Portfolios may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Portfolios may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Portfolios have adopted a distribution plan (the "Plan"), which is described in the Portfolios' prospectus.

     The Plan provides that each Portfolio may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Portfolios to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Portfolios may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Portfolios nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Portfolios accrued expenses to Russell Fund Distributors, Inc., as Distributor, for the fiscal year ended August 31:

                                        1995           1994
                                        ----           ----
     Treasury Money Market Portfolio    $ 31,785       $62,470
     Prime Money Market Portfolio        184,201        56,657



     For fiscal 1995, these amounts are reflective of the following individual payments:


                                       Treasury    Prime
                                         Money     Money
                                         Market    Market
     Advertising                       $    782   $  6,019
     Printing of Prospectuses             4,747      1,440
     Compensation to Sales Personnel     15,406     98,129
     Other*                              10,850     78,613
                                       --------   --------
                                       $ 31,785   $184,201
                                       --------   --------
                                       --------   --------


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Portfolios may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Portfolio shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Portfolios' prospectus under "Distribution Services and Shareholder Servicing."

The Portfolios accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:

                                        1995           1994
                                        ----           ----
     Treasury Money Market Portfolio    $110,284       $61,861
     Prime Money Market Portfolio        262,458        43,134

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Portfolios, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Portfolios contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF PORTFOLIO SHARES. The Portfolios determine net asset value per share twice each business day, the Treasury Money Market and Prime Money Market Portfolios as of 3:00 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the policy of each Portfolio to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Portfolios use the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on a Portfolio's shares computed by dividing the annualized daily income on each Portfolio's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Portfolio shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of each Portfolio's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Portfolios by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Portfolios. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolios and/or Adviser (or its affiliates). Adviser is authorized to cause the Portfolios to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolios or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolios and review the prices paid by the Portfolios over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Portfolios. Certain services received by Adviser attributable to a particular Portfolio transaction may benefit one or more other accounts for which Adviser exercises investment discretion or an Investment Portfolio other than such Portfolio. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     During the fiscal year ended August 31, 1995, the Portfolios purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Portfolios' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Portfolios. The value of broker-dealer securities held as of August 31, 1995, is as follows:

                            US TREASURY MONEY MARKET
                                      FUND            PRIME MONEY MARKET FUND
                                     ($000)                   ($000)
                           ----------------------------------------------------
UBS Securities, Inc.                 40,000*                     0
HSBC Securities, Inc.                8,000*                  100,000
Prebon                                 n/a                      n/a
First Chicago                         8,000                      0
Salomon Brothers, Inc.                  0                        0
Lumis & Co.                            n/a                      n/a
Smith Barney, Inc.                     n/a                      n/a
Lehman Brothers, Inc.                   0                        0
Goldman, Sachs & Co.                    0                        0
Greenwich Securities                    0                        0


     *  Repurchase Agreements
     n/a represents no purchases executed during the fiscal year


     YIELD AND TOTAL RETURN QUOTATIONS. The Portfolios compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P(1+T)(n) = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of each Portfolio are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The current annualized yield of the Portfolios may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

          EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)]-1

     The following are the current and effective yields for the Portfolios for the seven-day period ended August 31, 1995:


     Treasury Money Market Portfolio
     -------------------------------
     Current Yield            5.68%
     Effective Yield          5.84%
     Prime Money Market Portfolio
     ----------------------------
     Current Yield            5.77%
     Effective Yield          5.94%


     The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Portfolios.


                                   INVESTMENTS

     The fundamental investment objective of each Portfolio is set forth in the Prospectus. In addition to that investment objective, each Portfolio also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Portfolio, and certain nonfundamental investment restrictions and policies, which may be changed by the Portfolio without shareholder approval.


INVESTMENT RESTRICTIONS

     The Portfolios are subject to the following fundamental investment restrictions, each of which applies at the time an investment is made. The Portfolios will not:

     (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Portfolio's assets taken at market value, less liabilities other than borrowings. If at any time the Portfolio's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Portfolio will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (2) Pledge, mortgage or hypothecate its assets. However, the Portfolio may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Portfolio's total assets to secure borrowings permitted by paragraph (1) above.

     (3) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." A Portfolio may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Portfolio's total assets.

     (4) Engage in the business of underwriting securities issued by others, except that the Portfolio will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (5) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (6) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     (7) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (8) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Portfolio, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (9) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (10) Make investments for the purpose of gaining control of an issuer's management.

     The Prime Money Market Portfolio is subject to the following additional fundamental investment restrictions each of which applies at the time an investment is made. The Prime Money Market Portfolio will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction.

     (2) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Portfolio's holdings in the securities of such issuer exceeds 5% of the value of the Portfolio's assets.

     (3) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (4) Purchase interests in oil, gas or other mineral exploration or development programs.

     (5) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     (6) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Portfolios' total assets would be invested in such securities, except that the Portfolios may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

INVESTMENT POLICIES

     To the extent consistent with its fundamental investment objective and restrictions and except as otherwise indicated, each Portfolio may invest in the following instruments and utilize the following investment techniques:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Portfolios may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which have remaining maturities or hard put dates of 397 days or less; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality, although neither the Treasury Obligations nor the Treasury Money Market Portfolio presently intends to invest in securities described in (2). Examples of such issuers are the Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-- Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association. No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Prime Money Market Portfolio may purchase US Government obligations on a forward commitment basis.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     Each Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a Portfolio may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Portfolio's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Portfolio's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio. No Portfolio will invest more than 25% of its net assets in when-issued securities. A Portfolio will not purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     Securities purchased on a when-issued basis and held by each Portfolio are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Portfolio remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Portfolio's net asset value.

     When payment for when-issued securities is due, each Portfolio will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     REPURCHASE AGREEMENTS. The Treasury Money Market and Prime Money Market Portfolios may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to a Portfolio and agree to repurchase the securities at the Portfolio's cost plus interest within a specified time (normally one day). The securities purchased by the Portfolio have a total value in excess of the purchase price paid by the Portfolio and are held by Custodian until repurchased. Repurchase agreements assist the Portfolios in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Treasury Money Market Portfolio will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US Government securities whose creditworthiness is continually monitored and found satisfactory by Adviser.

     STRIPPED SECURITIES. Each Portfolio may invest in stripped securities, which are U.S. Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their face value, and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal securities issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system. The Portfolios may invest no more than 25% of their assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The Treasury Money Market Portfolio intends to rely on the opinions of counsel to the sellers of these certificates or other evidences of ownership of U.S. Treasury obligations that, for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying U.S. Government obligations. Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

     VARIABLE AND FLOATING RATE SECURITIES.   A floating rate security provides
for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     Securities purchased by the Portfolios may include variable and floating rate instruments, which may have a stated maturity in excess of the Portfolio's maturity limitations but which will, except for certain U.S. Government obligations, permit a Portfolio to demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice. Variable and floating rate instruments purchased by the Treasury Money Market Portfolio will be U.S. Government agency securities with stated maturities of typically up to 10 years, although stated maturities of up to 30 years are possible. Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the remaining period until the next readjustment of the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument.

Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Portfolio will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by the Portfolios are subject to a Portfolio's percentage limitations regarding securities that are illiquid or not readily marketable. The Portfolios' investment adviser will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Funds invest, and their ability to repay principal and interest.

     AFFILIATED BANK TRANSACTIONS. Pursuant to exemptive orders issued by the SEC, the Portfolios may engage in certain transactions with banks that are, or may be considered to be, "affiliated persons" of the Portfolios under the 1940 Act. Such transactions may be entered into only pursuant to procedures established, and periodically reviewed by the Board of Trustees. These transactions may include repurchase agreements with custodian banks; purchases, as principal, of short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); transactions in municipal securities; and transactions in U.S. government securities with affiliated banks that are primary dealers in these securities.

     INTER-PORTFOLIO AND INTER-FUND BORROWING PROGRAM (PRIME MONEY MARKET PORTFOLIO ONLY). The Prime Money Market Portfolios has received permission from the SEC to lend money to and borrow money from other Portfolios advised by State Street Bank and Trust Company and its affiliates. Inter-fund loans and borrowings normally will extend overnight, but can have a maximum duration of seven days. The Portfolio will borrow through the program only when costs are equal to or lower than the cost of bank loans. The Portfolio will lend through the program only when the returns are higher than those available at the same time from other short-term instruments (such as repurchase agreements). The Portfolio will not lend more than 10% of its assets to other funds and will not borrow through the program if, after doing so, the borrowings exceed an amount equal to one-third of the current value of the Portfolio's assets taken at
market value, less liabilities other than borrowings.   Loans may be called on
one day's notice and a Portfolio may have to borrow from a bank at a higher interest rate if an inter-fund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS (PRIME MONEY MARKET PORTFOLIO ONLY). The Prime Money Market Portfolio may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.

     FORWARD COMMITMENTS (PRIME MONEY MARKET PORTFOLIO ONLY). The Prime Money Market Portfolio may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Portfolio's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Portfolio may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Portfolio of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Portfolio's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     VARIABLE AMOUNT MASTER DEMAND NOTES (PRIME MONEY MARKET PORTFOLIO ONLY). Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     SECTION 4(2) COMMERCIAL PAPER (PRIME MONEY MARKET PORTFOLIO ONLY). The Prime Money Market Portfolio may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Prime Money Market Portfolio that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

     ILLIQUID SECURITIES (PRIME MONEY MARKET PORTFOLIO ONLY). The Prime Money Market Portfolio will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     MORTGAGE-RELATED PASS-THROUGH SECURITIES (PRIME MONEY MARKET PORTFOLIO
ONLY). Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans.

The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

     Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

     ZERO COUPON SECURITIES (PRIME MONEY MARKET PORTFOLIO ONLY). These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Prime Money Market Portfolio accrues taxable income from zero coupon securities without receiving regular interest payments in cash, it may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Portfolio. Investing in these securities might also force the Portfolio to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Portfolios may seek to achieve their investment objectives by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.

                                      TAXES

     Each Portfolio intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, each Portfolio will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Portfolio distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Portfolio to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) less than 30% of the Portfolio's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Portfolio and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

     Each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Portfolio subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Portfolio and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

As of August 31, 1995, the Treasury Money Market Portfolio had a net tax basis capital loss carryforward of $173,944, which may be applied against any realized net taxable gains of each succeeding year until the expiration date of August 31, 2003.

     STATE AND LOCAL TAXES. Under federal law, the income derived from obligations issued by the US Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass through this tax exemption to shareholders. Income from repurchase agreements entered into by the Treasury Money Market Portfolio does not receive this exempt treatment.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Portfolios and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Portfolios with the investor's tax adviser.

                              FINANCIAL STATEMENTS

The 1995 fiscal year-end financial statements for the Portfolios, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Portfolio's Annual Report to shareholders. A copy of this Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS


     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

     The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

     The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

     The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of

Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger.
Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

     The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

     The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

     The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

     A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

     Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

     D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430




                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

     THE SEVEN SEAS SERIES GROWTH AND INCOME FUND ("GROWTH AND INCOME FUND")

          THE SEVEN SEAS SERIES INTERMEDIATE FUND ("INTERMEDIATE FUND")

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 1995



     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in the investment portfolios listed above, each of which is referred to as a "Fund." In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended ("1940 Act").


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and the Funds noted above as contained in the Funds' Prospectuses dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Funds' Prospectuses, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

TABLE OF CONTENTS

                                                                          PAGE

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . .     3

     Organization and Business History . . . . . . . . . . . . . . . . .     3
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . .     4
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . .     4
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . .     5
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . .     5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . .     7

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . .     7
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . .     8
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . .     9
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . .     10
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . .     10
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . .     11
     Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . .     12
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . .     12

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . .     14
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . .     16
     Hedging Strategies and Related Investment Techniques. . . . . . . .     23
     Ratings of Debt Instruments . . . . . . . . . . . . . . . . . . . .     30

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .     36

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Growth and Income and Intermediate Funds are two such investment portfolios. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:




     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------


__________
*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     The Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

     Prospectuses for these Investment Portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which a Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.



     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of

November 30, 1995, State Street held beneficially and of record 36% of Investment Company's shares in connection with various lending portfolios and, consequently, may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.



     PRINCIPAL SHAREHOLDERS As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund, as follows:



Growth and Income Fund:

      - State Street Bank Employee 401K Plan IA06, an account of State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110--13%; and

      - Milliken & Michael's, Inc., 3850 North Causeway Boulevard 2nd Floor, Metairie, LA 70002--6%.

Intermediate Fund:
      - The Boston Latin School Foundation, 131 State Street, Boston, MA 02109--6%.


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is generally responsible for overseeing the operation of the Funds. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.


     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02110. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate

General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.



-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------



                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Funds' necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


   Investment Adviser, Custodian
     and Transfer Agent:           State Street Bank and Trust Company
   Administrator:                  Frank Russell Investment Management Company
   Distributor:                    Russell Fund Distributors, Inc.
   Independent Accountants:        Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street") serves as the Funds' investment adviser ("Adviser") pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Funds' investments in accordance with their investment objectives, policies and limitations. For these services, the Funds pay a fee to Adviser at the rates stated in the Prospectus. The Growth and Income Fund accrued expenses to Adviser of $280,417 in fiscal 1995 and $152,809 from the date of inception to August 31, 1994. Adviser voluntarily agreed to reimburse the Growth and Income Fund for all expenses in excess of .95% of average daily net assets on an annual basis, which amounted to $216,126 in fiscal 1995 and $87,592 for the period ended August 31, 1994. The Intermediate Fund accrued expenses to Adviser of $198,032 in fiscal 1995 and $116,810 from the date of inception to August 31, 1994. Adviser voluntarily agreed to reimburse the Intermediate Fund for all expenses in excess of .60% of average daily net assets on an annual basis, which amounted to $263,571 in fiscal 1995 and $133,196 for the period ended August 31, 1994.


     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of each Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Funds' administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Funds' Prospectuses. The Growth and Income Fund accrued expenses to Administrator of $9,796 in fiscal 1995 and $5,222 from the date of inception to August 31, 1994. Administrator waived administration fees of $412 from the date of inception to August 31, 1994. The Intermediate Fund accrued expenses to Administrator of $7,344 in fiscal 1995 and $4,232 from the date of inception to August 31, 1994. Administrator waived administration fees of $323 from the date of inception to August 31, 1994.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris, and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all Investment Portfolios are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by each Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.


     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Funds have adopted an active distribution plan (the "Plan"), which is described in the Funds' Prospectuses.

     The Plan provides that each Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Funds may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

The Fund accrued expenses to Russell Fund Distributors, Inc., as Distributor, for the fiscal year ended August 31:




                                             1995           1994
                                             ----           ----
          Growth and Income Fund           $33,428        $13,540
          Intermediate Fund                 27,531         12,543



          For fiscal 1995, these amounts are reflective of the following individual payments:




                                          Growth
                                            and         Intermediate
                                          Income

          Advertising                     $  6,284         $ 9,152
          Printing of Prospectuses           4,707              39
          Compensation to Sales Personnel    8,448           9,427
          Other*                            13,989           8,913
                                          --------         -------
                                          $ 33,428         $27,531
                                          --------         -------
                                          --------         -------



* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.


          Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Funds' prospectuses under "Distribution Services and Shareholder Servicing."

The Fund accrued expenses to State Street, as Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:




                                             1995           1994
                                             ----           ----
          Growth and Income Fund           $10,370         $1,316
          Intermediate Fund                  7,921          1,069

          FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Funds, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.

          VALUATION OF FUND SHARES. Net asset value per share is calculated on each "business day" as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

          Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of the Fund's share when shareholders do not have the ability to purchase or redeem shares. Therefore, events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

          With the exceptions noted below, the Funds value portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

          Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

          International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange.

In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

          BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Funds by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

          Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Funds. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.




          The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or Adviser (or its affiliates). Adviser is authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Funds or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

          The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the prices paid by the Funds over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Funds. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or a Fund other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


          The brokerage commissions paid by the Growth and Income Fund were $43,993 for fiscal 1995 and $22,383 from the date of inception to August 31, 1994. The material difference in the brokerage amounts from fiscal 1994 to fiscal 1995 was due primarily to the increase in net assets and resulting increase in portfolio turnover.




          Of the total brokerage commissions paid by the Growth and Income Fund, commissions received by an affiliated broker/dealer for fiscal 1995 were $3,803. Of that amount, the percentage of affiliated brokerage to total brokerage for the Growth and Income Fund was 8.65%.



          The percentage of total affiliated transactions (relating to trading activity) to total transactions for the Growth and Income Fund was 4.55% for fiscal 1995.



          During the fiscal year ended August 31, 1995, the Funds did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.


          PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of the portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.

The portfolio turnover rate for each Fund for the fiscal year ended August 31, was:




                                                 1995           1994*
                                                 ----           ----
          Growth and Income Fund                39.32%         36.48%
          Intermediate Fund                     26.31          15.70%


     *The Growth and Income and Intermediate Funds commenced operations on September 1, 1993.

     YIELD AND TOTAL RETURN QUOTATIONS

          BOTH FUNDS. The Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P(1+T)(n) = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of each Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

The average annual total returns for each Fund are as follows:





                               One Year        Inception to
                                Ending        August 31, 1995
                           August 31,1995       (Annualized)     Inception Date
                           --------------     ---------------    --------------
     Growth and Income
     Fund                       15.66%             10.84%            09/01/93
     Intermediate Fund          10.05%              3.09%            09/01/93



     INTERMEDIATE FUND. Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                              YIELD = 2[(a-b) +1)(6)-1]
                                        (cd)
     where:    a = dividends and interests earned during the period;
               b = expenses accrued for the period (net of reimbursements); c = average daily number of shares outstanding during the period that were entitled to receive dividends; and
               d = the maximum offering price per share on the last day of the period.


The current 30-day yield (annualized) for the Intermediate Fund for the period ended August 31, 1995 was 6.21%.


The yield quoted is not indicative of future results. Yields will depend on the type, quality, and maturity and interest rate of instruments held by the Fund.


                                   INVESTMENTS

     The investment objective of each Fund is set forth in its Prospectus. Each Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Funds without shareholder approval.

INVESTMENT RESTRICTIONS

     Each Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 19 are nonfundamental. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. A Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (2) Borrow money (including reverse repurchase agreements), as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

Should the parties to these transactions fail financially, the Funds may experience delays or loss of rights in the collateral securing the borrowers' obligations.

     (3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into "repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     (6) Purchase or sell commodities or commodity futures contracts except that the Funds may enter into futures contracts and options thereon to the extent provided in their respective Prospectuses.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. Each Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Funds, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Funds' shareholders, and except to the extent permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs, or in oil, gas and mineral leases.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Trustees, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of each issuer.

     (20) Invest in real estate limited partnerships that are not readily marketable.

INVESTMENT POLICIES

     Except as otherwise indicated, each Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are:

Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Funds retain the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.
Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying security.

     FORWARD COMMITMENTS. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 15 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by each Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, each Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     SECTION 4(2) COMMERCIAL PAPER. The Funds may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Funds' investment restriction relating to investments in illiquid securities.

     VARIABLE AND FLOATING RATE SECURITIES (INTERMEDIATE FUND ONLY). A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     The Intermediate Fund may purchase variable rate US Government obligations, which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     ASSET-BACKED SECURITIES (INTERMEDIATE FUND ONLY). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

     The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

     MORTGAGE-RELATED PASS-THROUGH SECURITIES (INTERMEDIATE FUND ONLY).
Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

     Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

     ZERO COUPON SECURITIES (INTERMEDIATE FUND ONLY). These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Intermediate Fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

     MORTGAGE-BACKED SECURITY ROLLS (INTERMEDIATE FUND ONLY). The Intermediate Fund may enter into "forward roll" transactions with respect to mortgage-backed securities it holds. In a forward roll transaction, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.

     INTEREST RATE SWAPS (INTERMEDIATE FUND ONLY). The Intermediate Fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the Fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

     PREFERRED STOCKS (INTERMEDIATE FUND ONLY). Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation's debt securities.

     WARRANTS (GROWTH AND INCOME FUND ONLY). The Growth and Income Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchange.

     AMERICAN DEPOSITORY RECEIPTS (ADRS) (GROWTH AND INCOME FUND ONLY). The Growth and Income Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Funds may seek to hedge their portfolios against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The

Funds have authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Intermediate Fund may also deal in certain forward contracts, including forward foreign exchange transactions, foreign currency options and futures, and related options on such futures. The Funds may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Funds will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Funds will not subject the Funds to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by these Funds is intended to reduce the volatility of the net asset value of the Funds' shares, each such Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Funds' hedging transactions will be effective.

     HEDGING FOREIGN CURRENCY RISK (INTERMEDIATE FUND ONLY). Generally, the foreign exchange transactions of the Intermediate Fund will be conducted on a spot (cash) basis at the spot rate then prevailing for purchasing or selling currency in the foreign exchange market. However, the Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

     The Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

     In addition to the forward exchange contracts, the Fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. A detailed discussion of such risks appears under the caption "Risk Factors in Options, Futures, Forward and Currency Transactions."

     Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options. The Fund will not hedge a currency substantially in excess of:
(1) the market value of securities denominated in such currency that the Fund has committed to purchase or anticipates purchasing; or (2) in the case of securities that have been sold by the Fund but not yet delivered, the proceeds thereof in their denominated currency. The Fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.

     WRITING COVERED CALL OPTIONS. Each Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. Each Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     A Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. Each Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. Each Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Funds will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. Each Fund is authorized to engage in transactions in stock index options and financial futures, and related options. A Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Funds may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Funds' investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the

Funds' investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Funds will not make such investments.

     Each Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. Each Fund may effect transactions in stock index futures contracts in connection with debt securities in which it invests and in financial futures contracts in connection with equity securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     Each Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     Each Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Funds enter into futures transactions. The Funds may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, each Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     Each Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Each Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Funds require that all of the Funds' futures and options on futures transactions constitute bona fide hedging transactions and that a Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Funds will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million.  Each Fund will acquire only those

OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. Neither Fund will use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. Each Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. No Fund will enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Funds' custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Funds' portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Funds may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Funds may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Funds cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     Each Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Funds may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.

RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -  Leading market positions in well-established industries.

          -  High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+'' s (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                      TAXES

     Each Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, each Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year, (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.


     As of August 31, 1995, the Growth and Income Fund had a net tax basis capital loss carryforward of $63,505, which may be applied against any realized net taxable gains of each succeeding year until the expiration date of August 31, 2002. As of August 31, 1995, the Intermediate Fund had a net tax basis capital loss carryforward of $103,098, which may be applied against any realized net taxable gains of each succeeding year until the expiration date of August 31, 2003. In addition, from November 1, 1993 to August 31, 1995, the Intermediate Fund incurred $319,202 of net realized capital losses. As permitted by tax regulation, the Intermediate Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 1996.


     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     FOREIGN INCOME TAXES. Investment income received by the Intermediate Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

     If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. Under US Treasury regulations issued in 1992 for PFICs, the Funds can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     STATE AND LOCAL TAXES. Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                              FINANCIAL STATEMENTS

     The 1995 fiscal year-end financial statements for the Funds, including notes to the financial statements financial highlights and the Report of Independent Accountants, are included in the Funds' Annual Report to shareholders. Copies of these Annual Reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430




                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                 THE SEVEN SEAS SERIES ACTIVE INTERNATIONAL FUND

                                DECEMBER 29, 1995


     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").

     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas Series Active International Fund (the "Active International Fund" or the "Fund") as contained in the Fund's Prospectus dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . . .  3

     Organization and Business History . . . . . . . . . . . . . . . . . . .  3
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . . .  4
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . . .  4
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . . .  5
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . .  5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . . .  7

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . .  8
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . . .  9
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . .  9
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Portfolio Turnover Policy . . . . . . . . . . . . . . . . . . . . . . . 11
     Total Return Quotations . . . . . . . . . . . . . . . . . . . . . . . . 11

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . 12
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     Hedging Strategies and Related Investment Techniques. . . . . . . . . . 18

RISK CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . . 29

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Active International Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

     Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:

     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                    May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund     March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund               *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                           *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                       July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                    May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund            March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund           *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund                March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                    *
     --------------------------------------------------------------------------
__________

*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these Investment Portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding.

     State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending program and investment accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment

Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.

     Frank Russell Investment Management Company, Investment Company's administrator ("Administrator"), will be the initial sole shareholder of the Fund until such time as the Fund has public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.

     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:

     - State Street Bank Retirement CM01, an account of State Street Bank and Trust Company, PO Box 351, Boston, MA 02101--38%;

     -    The Coca-Cola Foundation, PO Drawer 1734, Atlanta, GA 30301--10%;

     -    Wellesley College Retirement Fund, 146 Green Hill, Wellesley, MA
          02181--8%;

     - The Nature Conservancy Fund, State Street Bank and Trust Company, 225 Franklin Street M/3, Boston, MA 02110--7%; and

     - State Street US Custody Pension Plan RM 53, an account of State Street Bank and Trust Company (Tokyo), 225 Franklin Street, Boston, MA 02110- -5%.


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.

     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.

     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.


-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
       and Transfer Agent:           State Street Bank and Trust Company
     Administrator:                  Frank Russell Investment Management Company
     Distributor:                    Russell Fund Distributors, Inc.
     Independent Accountants:        Coopers & Lybrand, L.L.P.

     ADVISER. State Street serves as the Fund's investment adviser ("Adviser") pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Fund accrued expenses to Adviser of $46,488 from the date of inception to August 31, 1995. Additionally, Adviser voluntarily agreed to waive up to the full amount of its advisory fees for the Fund to the extent that expenses exceed 1.00% of average daily net assets on an annual basis, which amounted to $46,488 from the date of inception to August 31, 1995. The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of any Investment Portfolio and either a majority of all Trustees or a majority of the shareholders of each Investment Portfolio approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $3,720 from the date of inception to August 31, 1995. Administrator waived administration fees of $502 from the date of inception to August 31, 1995. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of any Investment Portfolio and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution

Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $100 million--0.05%, over $100 million to $200 million-0.03%; and over $200 million-0.02%; securities transaction charges from $25.00 to $150.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Fund and from $6.00 to $11.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per month. As of the date of this SAI, a yield calculation will not be calculated for the Fund and therefore the $350.00 fee will not be charged. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of 1% of the average daily value of the net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the

Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amount to Russell Fund Distributors, Inc., as Distributor, for the fiscal year ended August 31:

                                        1995
                                        ----
     Active International Fund          $3,988


     This amount is reflective of the following individual payments:

     Advertising                      $    44
     Printing of Prospectuses           3,343
     Compensation to Sales Personnel      596
     Other*                                 5
                                      -------
                                      $ 3,988
                                      -------
                                      -------


* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal year ended August 31:

                                        1995
                                        ----
     Active International Fund          $1,550

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. The Fund determines net asset value per share once each "business day," as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The Fund's portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless Adviser determines that a particular event would materially affect the net asset value.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     The Fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.


     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or an Investment Portfolio other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     The brokerage commissions paid by the Fund were $21,872 from the date of inception to August 31, 1995.


     Of the total brokerage commissions paid by the Fund, commissions received by an affiliated broker/dealer from the date of inception to August 31, 1995 were $308. Of that amount, the percentage of affiliated brokerage to total brokerage for the Fund was 1.41%.


     The percentage of total affiliated transactions (relating to trading activity) to total transactions for the Fund was 0.19%.


     During the fiscal year ended August 31, 1995, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The value of broker-dealer securities held as of August 31, 1995, is as follows:




                            ACTIVE INTERNATIONAL FUND
                                     ($000)
     UBS Securities, Inc.               0
     HSBC Securities, Inc.             n/a
     Prebon                            n/a
     First Chicago                     n/a
     Salomon Brothers, Inc.            n/a
     Lumis & Co.                       n/a
     Smith Barney, Inc.                n/a


                                      -12-


     Lehman Brothers, Inc.             n/a
     Goldman, Sachs & Co.              n/a
     Greenwich Securities              n/a


     *  Repurchase Agreements
     n/a represents no purchases executed during the fiscal year


     PORTFOLIO TURNOVER POLICY. Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. The Adviser's sell discipline for the Fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Adviser's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. The Fund will limit investments in illiquid securities to 15% of net assets.

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.

     The portfolio turnover rate for the Fund was as follows for the fiscal year ended August 31:

                                      1995
                                      ----
     Active International Fund        7.17%

Portfolio turnover rates for periods less than one fiscal year are annualized.

     TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
          ERV =     ending redeemable value of a $1,000 payment made at
                         the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.


                                  Inception to
                                 August 31,1995*  Inception Date
                                 ---------------  ---------------
     Active International Fund        8.90%          03/07/95

     *Periods less than one year are not annualized.





                                   INVESTMENTS

     The nonfundamental investment objective of the Fund is set forth in the Prospectus. The investment objective may be changed with the approval of a majority of the Fund's Board of Trustees, with at least 60 days' prior notice to shareholders. However, to meet certain state requirements, it may be determined that the objective will only be changed with the approval of a majority of the Fund's shareholders, as defined by the 1940 Act.

     In addition to that investment objective, the Fund also has certain fundamental investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 19 are nonfundamental. These restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 33-1/3% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (2) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     (3) Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     (6) Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus, and if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

     (8) Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual
restrictions on disposition.   This restriction does not preclude the Fund from
obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     (14) Invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (15) Purchase interests in oil, gas or other mineral exploration or development programs or in oil, gas or mineral leases.

     (16) Make investments for the purpose of gaining control of an issuer's management.

     (17) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     (18) Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     (19) The Fund will not invest in real estate limited partnerships that are not readily marketable.

     To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The Fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.


INVESTMENT POLICIES

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies. To the extent consistent with its investment objective and restrictions, the Fund may invest in the following instruments and utilize the following investment techniques:

     EQUITY SECURITIES. The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration,

Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

     DEBT SECURITIES. The Fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. Other debt will typically represent less than 5% of the Fund's assets. The Fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

     ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

     The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the Fund's total assets.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

     EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

     Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions.". Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying security.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest no more than 5% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The Fund and the Adviser believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the Fund's capital appreciation potential. These investments are generally illiquid. The Fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the Fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Fund may seek to hedge its portfolios against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund requires that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed.

The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.


                               RISK CONSIDERATIONS

     Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

     Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

     The Fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

     The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of differentiations, exchange control regulations and indigenous economic and political developments.



                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     From March 7, 1995 to August 31, 1995, the Fund incurred $30,278 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ending August 31, 1996.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                              FINANCIAL STATEMENTS

     The 1995 fiscal year-end financial statements for the Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS


RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
               -    Leading market positions in well-established industries.
               -    High rates of return on funds employed.
               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               - Well-established access to a range of financial markets and assured sources of alternate liquidity.
          - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
               This will normally be evidenced
               by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
          - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
          - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                                 SMALL CAP FUND

                                DECEMBER 29, 1995



     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended (the "1940 Act").


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas Series Small Cap Fund (the "Fund") as contained in the Fund's Prospectus dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . .       3

     Organization and Business History . . . . . . . . . . . . . . . .       3
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . .       4
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . .       4
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . .       5
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . .       5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . .       6

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . .       6
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . .       7
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . .       8
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . .       8
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . .       8
     Federal Law Affecting State Street. . . . . . . . . . . . . . . .       9
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . .       9
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . .      10
     Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . .      12
     Total Return Quotations . . . . . . . . . . . . . . . . . . . . .      12

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . .      13
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . .      15
     Hedging Strategies and Related Investment Techniques. . . . . . .      18
     Ratings of Debt Instruments . . . . . . . . . . . . . . . . . . .      23
     Ratings of Commercial Paper . . . . . . . . . . . . . . . . . . .      24

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      27

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .      29

                            STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, one of which is the Fund. The Investment Company share evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Fund is one such investment portfolio. Certain figures contained herein are applicable to periods when the Fund was passively managed under the name S&P Midcap Index Fund. The name and investment objective of the Fund was changed pursuant to a shareholder vote on November 22, 1994. Figures for activities subsequent to this change are reflective of the new strategy. The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth below the portfolio's name:


     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------

     ---------------
     * As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.



     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:



     - State Street Bank Retirement CM01, an account of State Street Bank and Trust Company, PO Box 351, Boston, MA 02101--46%; and

     -    Consolidated Edison K884, Four Irving Place, New York, NY 10003--9%.


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.


     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner;

Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). From 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co. and Flavorite Laboratories.





     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.


-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:



     Investment Adviser, Custodian
       and Transfer Agent:          State Street Bank and Trust Company
     Administrator:                 Frank Russell Investment Management Company
     Distributor:                   Russell Fund Distributors, Inc.
     Independent Accountants:       Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objectives, policies and limitations. For these services, the Fund pays a fee to Adviser at the rates stated in the Prospectus. In fiscal 1993 through July 1, 1994, Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .25% of average daily net assets on an annual basis. After July 1, 1994, through November 22, 1994, Adviser voluntarily agreed to waive up to the full amount of its advisory fees for the Fund to the extent that total fund expenses exceed .25% of average daily net assets on an annual basis. After the previously mentioned shareholder vote on November 22, 1994, and through March 9, 1995, Adviser voluntarily agreed to waive up to the full amount of its advisory fees for the Fund to the extent that total fund expenses exceed 1.00% of average daily net assets on an annual basis. Effective March 9, 1995 through the fiscal year ended August 31, 1995, Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.00% on an annual basis. The Fund accrued gross expenses to Adviser and the Adviser waived or reimbursed expenses to the Fund in the following amounts:


                              1995      1994      1993
                              ----      ----      ----
     Accrued Expenses         $71,087   $ 66,689  $ 30,615
     Waived Expenses          $17,654   $  9,647  $  9,647
     Reimbursed Expenses      $57,869   $157,253  $132,192


     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $3,463 in fiscal 1995, $9,938 in fiscal 1994, and $5,587 in fiscal 1993. Administrator waived administration fees of $140 in fiscal 1993.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or any Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Funds are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; and transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by each Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.


     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor for the fiscal years ended August 31:


                          1995       1994     1993
                          ----       ----     ----
     Small Cap Fund      $25,754   $27,267   $6,502



     For fiscal 1995, this amount is reflective of the following individual payments:



     Advertising                        $ 4,879
     Printing of Prospectuses             9,468
     Compensation to Sales Personnel      2,375
     Other*                               9,032
                                        -------
                                        $25,754
                                        -------
                                        -------



* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.


     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     The Fund accrued expenses in the following amounts to Adviser, under a Service Agreement pursuant to Rule 12b-1, for fiscal years ended August 31:


                         1995      1994      1993
                         ----      ----      ----
     Small Cap Fund      $6,245    $2,441    $384


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share is calculated once each business day for the Fund as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of the Fund's share when shareholders do not have the ability to purchase or redeem shares. Therefore, events affecting the values of foreign securities trading in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

     With the exceptions noted below, the Fund values portfolio securities at fair market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sales price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the fair market value of such securities.

     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.

     The Fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that amortized cost does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on Fund shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.


     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.



     The brokerage commissions paid by the Fund were $35,824 for fiscal 1995, $29,889 for fiscal 1994 and $9,632 for fiscal 1993.



     Of the total brokerage commissions paid by the Fund, commissions received by an affiliated broker/dealer for fiscal 1995 were $11,696. Of this amount, the percentage of affiliated brokerage to total brokerage for the Fund was 32.65%.



     The percentage of total affiliated transactions (relating to trading activity) to total transactions during fiscal 1995 for the Fund was 7.97%.



     During the fiscal year ended August 31, 1995, the Fund did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.


     PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded.

     The portfolio turnover rates for the Fund were as follows for the fiscal years ended August 31:


                          1995      1994      1993
                          ----      ----      ----
     Small Cap Fund      192.88%   44.86%    81.14%


     TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1+T) (to the ninth power) = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. The average annual total returns for the Fund are as follows:


                        One Year
                         Ending          Inception to
                       August 31,       August 31, 1995
                          1995            Annualized)      Inception Date
                       ----------       ---------------     -------------

Small Cap Fund           30.04%             17.93%            07/01/92


                                   INVESTMENTS

     The non-fundamental investment objective of the Fund is set forth in its Prospectus. The investment objective may be changed with the approval of a majority of the Fund's Board of Trustees, with at least 60 days' prior notice to shareholders. However, to meet certain state requirements, it may be determined that the objective will only be changed with the approval of a majority of the Fund's shareholders, as defined by the 1940 Act. In addition to that investment objective, the Fund also has certain fundamental investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 18 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in their respective Prospectuses.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     The Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks,

General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions".
Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect.
Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will not invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between the issuers and the holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that
Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

     AMERICAN DEPOSITORY RECEIPTS (ADRS). The Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Fund may seek to hedge their portfolios against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. A Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Fund will not make such investments.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
          This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.


                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.


     From November 1, 1994 to August 31, 1995, the Fund incurred $111,161 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ending August 31, 1996.


     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


FINANCIAL STATEMENTS

     The 1995 fiscal year-end financial statements of the Fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Fund's Annual Reports to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430



                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                        INTERNATIONAL PACIFIC INDEX FUND


                                DECEMBER 29, 1995


     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios, each of which is referred to as a "Fund." In addition, each series of the Investment Company is diversified as defined under the Investment Company Act of 1940, as amended ("1940 Act").

     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas Series International Pacific Index Fund ("Pacific Index Fund" or the "Fund") as contained in the Fund's Prospectus dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . .  3
       Organization and Business History . . . . . . . . . . . . . . .  3
       Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . .  4
       Controlling Shareholders. . . . . . . . . . . . . . . . . . . .  4
       Trustees and Officers . . . . . . . . . . . . . . . . . . . . .  5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . .  6

       Service Providers . . . . . . . . . . . . . . . . . . . . . . .  6
       Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
       Administrator . . . . . . . . . . . . . . . . . . . . . . . . .  7
       Distributor . . . . . . . . . . . . . . . . . . . . . . . . . .  7
       Custodian and Transfer Agent. . . . . . . . . . . . . . . . . .  8
       Distribution Plan . . . . . . . . . . . . . . . . . . . . . . .  8
       Federal Law Affecting State Street. . . . . . . . . . . . . . .  9
       Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . .  9
       Brokerage Practices . . . . . . . . . . . . . . . . . . . . . .  10
       Total Return Quotations . . . . . . . . . . . . . . . . . . . .  10

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

       Investment Restrictions . . . . . . . . . . . . . . . . . . . .  11
       Investment Policies . . . . . . . . . . . . . . . . . . . . . .  13
       Hedging Strategies and Related Investment Techniques. . . . . .  17

TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .  25

                            STRUCTURE AND GOVERNANCE

       ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Pacific Index Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

       Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

       As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:



     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------

     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these Investment Portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held beneficially and of record 36% of Investment Company's shares in connection with various lending portfolios and, consequently, is deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Fund until such time as the Fund has public shareholders and therefore may be deemed to be a controlling person.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.

     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.

     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.


-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------


OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
       and Transfer Agent:              State Street Bank and Trust Company
       Administrator:                   Frank Russell Investment Management
                                        Company
       Distributor:                     Russell Fund Distributors, Inc.
       Independent Accountants:         Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rates stated in the Prospectus. The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Funds are aggregated); securities transaction charges from $9.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Fund and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per month. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Funds' prospectus under "Distribution Services and Shareholder Servicing."

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share is calculated on each "business day" as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time) for the Fund. A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of the Fund's share when shareholders do not have the ability to purchase or redeem shares. Therefore, events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

     The Fund values portfolio securities at "fair market value." This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the fair market value of such securities.

     International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion, or a Fund other than that for which the transaction was effected. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P(1+T)n = ERV

     where:    P =a hypothetical initial payment of $1,000
               T =average annual total return
               n =number of years
             ERV =ending redeemable value of a $1,000 payment made at
                  the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

                                   INVESTMENTS

     The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 18 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent the underlying indices concentrate in those industries.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3 of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including its investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities issued by other investment companies except: (i) in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders; or (ii) as otherwise permitted by the 1940 Act.

     (14) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     (15) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (16) Purchase interests in oil, gas or other mineral exploration or development programs.

     (17) Make investments for the purpose of gaining control of an issuer's management.

     (18) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

INVESTMENT POLICIES

     Except as otherwise indicated, the Fund may invest in the following instruments:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development

Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and
(2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Adviser.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest no more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933
("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Adviser may determine that Section 4(2) paper is liquid for the purposes of complying with the Funds' investment restriction relating to investments in illiquid securities.

     WARRANTS. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will invest no more than 5% of the value of its net assets in warrants, nor more than 2% in warrants which are not listed on the New York or American Stock Exchange.

     AMERICAN DEPOSITORY RECEIPTS (ADRS). The Fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities.

Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Fund may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may also deal in certain forward contracts, including forward foreign exchange transactions, foreign currency options and futures, and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     HEDGING FOREIGN CURRENCY RISK. Generally, the foreign exchange transactions of the Fund will be conducted on a spot (cash) basis at the spot rate then prevailing for purchasing or selling currency in the foreign exchange market. However, the Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

     The Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

     In addition to the forward exchange contracts, the Fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. A detailed discussion of such risks appears under the caption "Risk Factors in Options, Futures, Forward and Currency Transactions."

     Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options. The Fund will not hedge a currency substantially in excess of:
(1) the market value of securities denominated in such currency that the Fund has committed to purchase or anticipates purchasing; or (2) in the case of securities that have been sold by the Fund but not yet delivered, the proceeds thereof in their denominated currency. The Fund will not incur potential net liabilities of more than 25% of its total assets from foreign security or currency options, futures or related options.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment, such as the AMEX Oil & Gas Index. The Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Fund's investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Funds will not make such investments.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Fund require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least
$50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies.


                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.


                              FINANCIAL STATEMENTS

     Unaudited financial statements for the Fund, including notes to the financial statements and financial highlights, will be available within four to six months from the later of the date of this Statement of Additional Information or the date on which the Fund first accepts a subscription from an unaffiliated shareholder. Audited financial statements for the Fund will be available within 60 days following the end of the Fund's then current fiscal year. When available, copies of the financial statements can be obtained without charge by calling Distributor at (617) 654-6089.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430



                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                          US TREASURY OBLIGATIONS FUND

                                DECEMBER 29, 1995


     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act").


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas US Treasury Obligations Fund (the "Treasury Obligations Fund" or the "Fund") as contained in the Fund's Prospectus dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . .       3

     Organization and Business History . . . . . . . . . . . . . . . .       3
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . .       4
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . .       4
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . .       4
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . .       5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . .       6

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . .       6
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . .       7
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . .       7
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . .       8
     Federal Law Affecting State Street. . . . . . . . . . . . . . . .       8
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . .       8
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . .       9
     Yield and Total Return Quotations . . . . . . . . . . . . . . . .       10

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . .       11
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . .       12

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .       14

                            STRUCTURE AND GOVERNANCE


     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Treasury Obligations Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.


     Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:




     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------

_________________

*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held beneficially and of record 36% of Investment Company's shares in connection with various lending portfolios and, consequently, is deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     Frank Russell Investment Management Company, Investment Company's administrator ("Administrator"), will be the initial sole shareholder of the Fund and may be deemed to be a controlling person until such time as the Fund has public shareholders.

     PRINCIPAL SHAREHOLDERS. As of the date of this Statement of Additional Information, Administrator is the Fund's sole shareholder.

     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.


     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).


     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to

1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).


     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.



-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------

                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:



   Investment Adviser, Custodian
     and Transfer Agent:           State Street Bank and Trust Company
   Administrator:                  Frank Russell Investment Management Company
   Distributor:                    Russell Fund Distributors, Inc.
   Independent Accountants:        Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of any Investment Portfolio and either a majority of all Trustees or a majority of the shareholders of each Investment Portfolio approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of any Investment Portfolio and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of the Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all Investment Portfolios are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.


     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.


     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither interested persons (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. The Fund determines net asset value per share twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the Fund's policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on the Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the Fund's net asset value using market values;
(2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The advisory agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or an Investment Portfolio other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                             P(1+T)(n) = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all Fund dividends and distributions are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The Fund's current annualized yield may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365)/7]-1

     The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund.


                                   INVESTMENTS

     The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made. The Fund will not:

     (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (2) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (1) above.

     (3) Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (4) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (5) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (6) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

     (7) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (8) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (9) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (10) Make investments for the purpose of gaining control of an issuer's management.

INVESTMENT POLICIES

     To the extent consistent with its fundamental investment objective and restrictions and except as otherwise indicated, the Fund may invest in the following instruments and utilize the following investment techniques:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which have remaining maturities or hard put dates of 397 days or less; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by the unconditional guarantee of the US Government as to the payment of principal and interest, although neither Fund presently intends to invest in securities described in (2). Examples of such issuers are the Export--Import Bank of the United States, General Services Administration, the Government National Mortgage Association and the Small Business Administration.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest no more than 25% of its net assets in when-issued securities. The Fund will not purchase the securities of any issuer if the Investment Company's officers, Trustees, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     STATE AND LOCAL TAXES. Under federal law, the income derived from obligations issued by the US Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass through this tax exemption to shareholders.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.


FINANCIAL STATEMENTS

     Unaudited financial statements for the Fund, including notes to the financial statements and financial information, will be available within four to six months from the later of the date of this Statement of Additional Information or the date on which the Fund first accepts a subscription from an unaffiliated shareholder. Audited financial statements for the Fund will be available within 60 days following the end of the Fund's then current fiscal year. When available, copies of the financial statements can be obtained without charge by calling Distributor at (617) 654-6089.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                           TAX FREE MONEY MARKET FUND
                                 CLASS A SHARES

                                DECEMBER 29, 1995

     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas Series Tax Free Money Market Fund (the "Tax Free Fund" or "Fund") as contained in the Fund's Prospectus relating to Class A shares dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus for Class A shares, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----
STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . 3

       Organization and Business History . . . . . . . . . . . . . . 3
       Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . 4
       Controlling Shareholders. . . . . . . . . . . . . . . . . . . 4
       Principal Shareholders. . . . . . . . . . . . . . . . . . . . 5
       Trustees and Officers . . . . . . . . . . . . . . . . . . . . 5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . 6

       Service Providers . . . . . . . . . . . . . . . . . . . . . . 6
       Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
       Administrator . . . . . . . . . . . . . . . . . . . . . . . . 7
       Distributor . . . . . . . . . . . . . . . . . . . . . . . . . 7
       Custodian and Transfer Agent. . . . . . . . . . . . . . . . . 8
       Distribution Plan . . . . . . . . . . . . . . . . . . . . . . 8
       Federal Law Affecting State Street. . . . . . . . . . . . . . 9
       Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . 9
       Brokerage Practices . . . . . . . . . . . . . . . . . . . . . 9
       Yield and Total Return Quotations . . . . . . . . . . . . . .10

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

       Investment Restrictions . . . . . . . . . . . . . . . . . . .12
       Investment Policies . . . . . . . . . . . . . . . . . . . . .14
       Ratings of Debt Instruments and Municipal Securities. . . . .19
       Ratings of Short-Term Municipal Loans . . . . . . . . . . . .20
       Ratings of Commercial Paper . . . . . . . . . . . . . . . . .20


TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . .24

                            STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Tax Free Money Market Money Market Funds is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

       As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:



     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------
     __________
     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

          Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of the Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     Frank Russell Investment Management Company, Investment Company's administrator ("Administrator"), will be the initial sole shareholder of the Tax Free Fund until such time as the Fund has public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.

     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:

          - Clipper State Street, a fund of State Street Bank and Trust Company, 225 Franklin Street M9, Boston, MA 02110--51%; and
          - State Street Bank and Trust Company, Newport Office Park, 108 Myrtle Street AH3, North Quincy, MA 02171--38%.


     The Trustees and officers of the Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.

     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.

     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.

     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.


-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------

                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
     and Transfer Agent:                State Street Bank and Trust Company
     Administrator:                     Frank Russell Investment Management
                                        Company
     Distributor:                       Russell Fund Distributors, Inc.
     Independent Accountants:           Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly-held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Fund accrued expenses to Adviser of $63,602 from the date of inception to August 31, 1995.

     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988 ("Administration Agreement"). A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Tax Free Fund accrued expenses to Administrator of $7,564 from the date of inception to August 31, 1995. Administrator waived administration fees of $855 from the date of inception to August 31, 1995.

     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Funds are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Fund and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02019.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.

     Accordingly, the Fund has adopted a distribution plan (the "Plan") for the Fund's Class A shares which is described in the Fund's Prospectus. The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25% of the average net asset value of its Class A shares for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without approval of the holders of Class A shares to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amount to Russell Fund Distributors, Inc., as Distributor, for the fiscal period ended August 31:


                          1995
     Tax Free Fund       $9,234

     This amount is reflective of the following individual payments:

     Advertising                                       $   231
     Printing of Prospectuses                               52
     Compensation to Sales Personnel                     3,202
     Other*                                              5,749
                                                       -------
                                                       $ 9,234
                                                       -------
                                                       -------



* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.


     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     Similar plans have been adopted for the Class B and Class C shares of the Fund. However, annual payment under these plans are limited to .35% and .60% of the net asset value of Class B and Class C shares of the Fund, respectively.

     The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal period ended August 31:


                          1995
     Tax Free Fund       $6,360


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share for the Class A shares of the Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the policy of the Fund to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Fund uses the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on the Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. There is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary and secondary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of any commission or spread, if known, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or a Fund other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     During the fiscal year ended August 31, 1995, the Fund did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.


     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

     where:    P =  a hypothetical initial payment of $1,000
                    T = average annual total return
                    n = number of years
               ERV  =   ending redeemable value of a $1,000 payment made at
                        the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price calculated in the manner described in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The current annualized yield of the Fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

               EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

     The following are the current and effective yields for the Fund for the seven- and 30-day periods ended August 31, 1995:


                            7-day     30-day
                            -----     ------
     Current Yield            3.22%          3.22%
     Effective Yield          3.27%          3.27%

     The Fund may also, from to time to time, utilize tax-equivalent yields.
The tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the Fund's yield, if any (as calculated above) that is generated by taxable income and gains. The Fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

     The following are the current and effective tax equivalent yields based on a tax rate of 39.6% during 1995 for the seven- and 30-day periods ended August 31, 1995:


                                      7-day     30-day
                                      -----     ------
     Tax Equivalent Current Yield       5.33%          5.33%
     Tax Equivalent Effective Yield     5.42%          5.41%



     The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund.


                                   INVESTMENTS

     The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made. The Fund will not:

     (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (2) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (1) above.

     (3) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (4) Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (5) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (6) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (7) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (8) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, provided however, that the Fund may purchase securities that provide the Fund the right to put the securities back to the issuer or a third party.

     (9) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (10) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (11) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (12) Purchase or sell commodities or commodity futures contracts.

     In addition, the Fund has adopted the following non-fundamental investment restrictions:

     (1) Purchase interests in oil, gas or other mineral exploration or development programs.

     (2) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     (3) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (4) Make investments for the purpose of gaining control of an issuer's management.

     (5) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration, participation interests (including municipal leases) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market.

     (6) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, and except to the extent permitted by the 1940 Act.

INVESTMENT POLICIES

     To the extent consistent with its fundamental investment objective and restrictions and except as otherwise indicated, the Fund may invest in the following instruments and utilize the following investment techniques:

     MUNICIPAL SECURITIES GENERALLY. The Fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. Municipal securities purchased by the Fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of credit-enhanced securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

     Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds.

     Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

     TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. The coupon rate on variable rate securities is reset by a remarketing agent on a periodic basis ranging from once a day to twice a year. The agent sets the new rate at a level such that, in the judgment of the agent, the security could be resold in the secondary market at par. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate securities.

     Tax-exempt floating rate and variable rate demand notes and bonds ordinarily have stated maturities in excess of 13 months, but often permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. For the purpose of determining the remaining maturity of certain variable or floating rate obligations, the Fund may look to the later of the period remaining until the net readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     MUNICIPAL LEASES. The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the Fund's interest, plus accrued interest.

     Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

     Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

     INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

     Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the Fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

     TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

     STANDBY COMMITMENTS. The Fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The Fund will limit standby commitment transactions to institutions which the Adviser believes present minimal credit risk.

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which have remaining maturities or hard put dates of 397 days or less; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality. Examples of such issuers are the Federal Land Banks and the Federal Housing Administration. No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Any gain from the sale of securities to meet such obligations would be subject to federal income taxes.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US Government securities whose creditworthiness is continually monitored and found satisfactory by Adviser.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may also invest in taxable commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

     ILLIQUID SECURITIES. The Fund will not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Fund accrues income from zero coupon securities without receiving regular interest payments in cash, it may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

RATINGS OF DEBT INSTRUMENTS AND MUNICIPAL SECURITIES

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF SHORT-TERM MUNICIPAL LOANS

     MOODY'S:

     MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

     S&P:

     SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          -    Leading market positions in well-established industries.
          -    High rates of return on funds employed.
          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          - Well-established access to a range of financial markets and assured sources of alternate liquidity.
     - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
     - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
     - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.


                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     From December 1, 1994 to August 31, 1995, the Fund incurred $3,523 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ending August 31, 1996.

     TAX EXEMPT INCOME. Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

     If shares of the Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

     Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the Fund still are tax-exempt to the extent described in the Fund's Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

     STATE AND LOCAL TAXES. Under federal law, the income derived from obligations issued by the US Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass through this tax exemption to shareholders.

     Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                              FINANCIAL STATEMENTS

     The 1995 fiscal year-end financial statements of the Fund, including notes to the financial statements and financial highlights and the report of independent accountants, are included in the Fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                   Filed pursuant to Rule 485(b)
                                                   File Nos. 33-19229; 811-5430


                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                           TAX FREE MONEY MARKET FUND
                                 CLASS B SHARES

                                DECEMBER 29, 1995


     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").

     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas Series Tax Free Money Market Fund (the "Tax Free Fund" or "Fund") as contained in the Fund's Prospectus relating to Class B shares dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus for Class B shares, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----
STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . 3

       Organization and Business History . . . . . . . . . . . . . . 3
       Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . 4
       Controlling Shareholders. . . . . . . . . . . . . . . . . . . 4
       Principal Shareholders. . . . . . . . . . . . . . . . . . . . 5
       Trustees and Officers . . . . . . . . . . . . . . . . . . . . 5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . 6

       Service Providers . . . . . . . . . . . . . . . . . . . . . . 6
       Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
       Administrator . . . . . . . . . . . . . . . . . . . . . . . . 7
       Distributor . . . . . . . . . . . . . . . . . . . . . . . . . 7
       Custodian and Transfer Agent. . . . . . . . . . . . . . . . . 7
       Distribution Plan . . . . . . . . . . . . . . . . . . . . . . 8
       Federal Law Affecting State Street. . . . . . . . . . . . . . 8
       Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . 9
       Brokerage Practices . . . . . . . . . . . . . . . . . . . . . 9
       Yield and Total Return Quotations . . . . . . . . . . . . . .10

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11


       Investment Restrictions . . . . . . . . . . . . . . . . . . .11
       Investment Policies . . . . . . . . . . . . . . . . . . . . .13
       Ratings of Debt Instruments and Municipal Securities. . . . .18
       Ratings of Short-Term Municipal Loans . . . . . . . . . . . .19
       Ratings of Commercial Paper . . . . . . . . . . . . . . . . .20

TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . .23

                            STRUCTURE AND GOVERNANCE

       ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Tax Free Money Market Fund is one such investment portfolio.
The Trustees may create additional Funds at any time without shareholder approval.

       As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:


     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------
     __________
     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.

     Frank Russell Investment Management Company, Investment Company's administrator ("Administrator"), will be the initial sole shareholder of the Tax Free Fund until such time as the

Fund has public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.

     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of Class A of the Fund:


     - Clipper State Street, a fund of State Street Bank and Trust Company, 225 Franklin Street M9, Boston, MA 02110--51%; and
     - State Street Bank and Trust Company, Newport Office Park, 108 Myrtle Street AH3, North Quincy, MA 02171--38%.


     The Trustees and officers of the Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.

     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshal Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International

Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.

     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.

-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:


     Investment Adviser, Custodian
     and Transfer Agent:                State Street Bank and Trust Company
     Administrator:                     Frank Russell Investment Management
                                        Company
     Distributor:                       Russell Fund Distributors, Inc.
     Independent Accountants:           Coopers & Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly-held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Fund accrued expenses to Adviser of $63,602 from the date of inception to August 31, 1995. The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $7,564 from the date of inception to August 31, 1995. Administrator waived administration fees of $855 from the date of inception to August 31, 1995.

The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Funds are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Fund and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.



     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.

     Accordingly, the Fund's sole shareholder has adopted a distribution plan (the "Plan") for the Fund's Class B shares which is described in the Fund's Prospectus. The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.35% of the average net asset value of its Class B shares for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without approval of the holders of Class B shares to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amount to Russell Fund Distributors, Inc., as Distributor, for the fiscal period ended August 31:



                         1995
     Tax Free Fund      $9,234

     This amount is reflective of the following individual payments:

     Advertising                        $   231
     Printing of Prospectuses                52
     Compensation to Sales Personnel      3,202
     Other*                               5,749
                                        -------
                                        $ 9,234
                                        -------
                                        -------



* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     Similar plans have been adopted for the Class A and Class C shares of the Fund. However, annual payment under these plans are limited to .25% and .60% of the net asset value of Class A and Class C shares of the Fund, respectively.

     The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal period ended August 31:


                         1995
     Tax Free Fund      $6,360


     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share for the Class B shares of the Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the policy of the Fund to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Fund uses the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on the Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. There is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The advisory agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary and secondary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of any commission or spread, if known, for the specific transaction and other transactions on a continuing basis.

     The advisory agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or a Fund other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     During the fiscal year ended August 31, 1995, the Fund did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.

     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1+T)n = ERV

     where:    P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years
             ERV = ending redeemable value of a $1,000 payment made at
                   the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price calculated in the manner described in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The current annualized yield of the Fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

               EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

     The following are the current and effective yields for the Fund for the seven- and 30-day periods ended August 31, 1995:

                            7-day      30-day
     Current Yield            3.22%          3.22%
     Effective Yield          3.27%          3.27%


     The Fund may also, from to time to time, utilize tax-equivalent yields.
The tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the Fund's yield, if any (as calculated above) that is generated by taxable income and gains. The Fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

     The following are the current and effective tax equivalent yields based on a tax rate of 39.6% during 1995 for the seven- and 30-day periods ended August 31, 1995:

                                      7-day     30-day
     Tax Equivalent Current Yield       5.33%          5.33%
     Tax Equivalent Effective Yield     5.42%          5.41%


     The above yields relate to a period prior to the division of Fund shares into multiple classes and do not reflect the distribution and shareholder servicing expenses of Class B shares. Had such expenses been incurred, the yields would have been approximately .25% lower. The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund.


                                   INVESTMENTS

     The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made. The Fund will not:

     (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (2) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (1) above.

     (3) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (4) Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (5) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (6) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (7) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (8) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, provided however, that the Fund may purchase securities that provide the Fund the right to put the securities back to the issuer or a third party.

     (9) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (10) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (11) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (12) Purchase or sell commodities or commodity futures contracts.

     In addition, the Fund has adopted the following non-fundamental investment restrictions:

     (1) Purchase interests in oil, gas or other mineral exploration or development programs.

     (2) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     (3) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (4) Make investments for the purpose of gaining control of an issuer's management.

     (5) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration, participation interests (including municipal leases) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market.

     (6) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, and except to the extent permitted by the 1940 Act.

INVESTMENT POLICIES

     To the extent consistent with its fundamental investment objective and restrictions and except as otherwise indicated, the Fund may invest in the following instruments and utilize the following investment techniques:

     MUNICIPAL SECURITIES GENERALLY. The Fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. Municipal securities purchased by the Fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of credit-enhanced securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

     Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds.

     Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

     TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. The coupon rate on variable rate securities is reset by a remarketing agent on a periodic basis ranging from once a day to twice a year. The agent sets the new rate at a level such that, in the judgment of the agent, the security could be resold in the secondary market at par. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate securities.

     Tax-exempt floating rate and variable rate demand notes and bonds ordinarily have stated maturities in excess of 13 months, but often permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. For the purpose of determining the remaining maturity of certain variable or floating rate obligations, the Fund may look to the later of the period remaining until the net readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     MUNICIPAL LEASES. The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the Fund's interest, plus accrued interest.

     Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

     Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

     INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

     Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the Fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

     TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

     STANDBY COMMITMENTS. The Fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The Fund will limit standby commitment transactions to institutions which the Adviser believes present minimal credit risk.

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which have remaining maturities or hard put dates of 397 days or less; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality. Examples of such issuers are the Federal Land Banks and the Federal Housing Administration. No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Any gain from the sale of securities to meet such obligations would be subject to federal income taxes.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US Government securities whose creditworthiness is continually monitored and found satisfactory by Adviser.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may also invest in taxable commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Fund accrues income from zero coupon securities without receiving regular interest payments in cash, it may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

RATINGS OF DEBT INSTRUMENTS AND MUNICIPAL SECURITIES

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF SHORT-TERM MUNICIPAL LOANS

     MOODY'S:

     MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

     S&P:

     SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          -    Leading market positions in well-established industries.
          -    High rates of return on funds employed.
          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          - Well-established access to a range of financial markets and assured sources of alternate liquidity.
     - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
     - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
     - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.


                                      TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     From December 1, 1994 to August 31, 1995, the Fund incurred $3,523 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ending August 31, 1996.

     TAX EXEMPT INCOME. Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

     If shares of the Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

     Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the Fund still are tax-exempt to the extent described in the Fund's Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

     STATE AND LOCAL TAXES. Under federal law, the income derived from obligations issued by the US Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass through this tax exemption to shareholders.

     Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                              FINANCIAL STATEMENTS

     Unaudited financial statements for the Fund, including notes to the financial statements and financial information, will be available within four to six months from the later of the date of this Statement of Additional Information or the date on which the Fund first accepts a subscription from an unaffiliated shareholder. Audited financial statements for the Fund will be available within 60 days following the end of the Fund's then current fiscal year. When available, copies of the financial statements can be obtained without charge by calling Distributor at (617) 654-6089.

                                      - 26

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430



                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                           TAX FREE MONEY MARKET FUND
                                 CLASS C SHARES

                                DECEMBER 29, 1995


     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas Series Tax Free Money Market Fund (the "Tax Free Fund" or "Fund") as contained in the Fund's Prospectus relating to Class C shares dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus for Class C shares, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . . . 3

     Organization and Business History . . . . . . . . . . . . . . . . . . . 3
     Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Controlling Shareholders. . . . . . . . . . . . . . . . . . . . . . . . 4
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . 5
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . . 5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . . . . . 6

     Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . . 7
     Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Federal Law Affecting State Street. . . . . . . . . . . . . . . . . . . 8
     Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . 9
     Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     Yield and Total Return Quotations . . . . . . . . . . . . . . . . . . . 10

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

     Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . 11
     Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     Ratings of Debt Instruments and Municipal Securities. . . . . . . . . . 18
     Ratings of Short-Term Municipal Loans . . . . . . . . . . . . . . . . . 19
     Ratings of Commercial Paper . . . . . . . . . . . . . . . . . . . . . . 20

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

                             STRUCTURE AND GOVERNANCE

     ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Tax Free Money Market Fund is one such investment portfolio.
The Trustees may create additional Funds at any time without shareholder approval.

     As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:



     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------
     -----------------
     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these investment portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at
(617) 654-6089.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities. Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.


     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     Frank Russell Investment Management Company, Investment Company's administrator ("Administrator"), will be the initial sole shareholder of the Tax Free Fund until such time as the

Fund has public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.

     PRINCIPAL SHAREHOLDERS. As of November 30, 1995, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund:


       - Clipper State Street, a fund of State Street Bank and Trust Company, 225 Franklin Street M9, Boston, MA 02110--51%; and

       - State Street Bank and Trust Company, Newport Office Park, 108 Myrtle Street AH3, North Quincy, MA 02171--38%.


     The Trustees and officers of the Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.


     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.


     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International

Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.


     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.



     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.


-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------



OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:



     Investment Adviser, Custodian
      and Transfer Agent:                    State Street Bank and Trust Company
     Administrator:                          Frank Russell Investment Management
                                             Company
     Distributor:                            Russell Fund Distributors, Inc.
                                             Independent Accountants: Coopers &
                                             Lybrand, L.L.P.


     ADVISER. State Street Bank and Trust Company ("State Street" or "Adviser") serves as the Fund's investment adviser pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly-held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.


     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Fund accrued expenses to Adviser of $63,602 from the date of inception to August 31, 1995.


     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by Adviser or the Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.


     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Fund accrued expenses to Administrator of $7,564 from the date of inception to August 31, 1995. Administrator waived administration fees of $855 from the date of inception to August 31, 1995.


     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic Funds are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Fund and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule.

     Accordingly, the Fund's sole shareholder has adopted a distribution plan (the "Plan") for the Fund's Class C shares which is described in the Fund's Prospectus. The Plan provides that the Fund may spend annually, directly or indirectly, up to .60% of the average net asset value of its Class C shares for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without approval of the holders of Class C shares to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The Fund accrued expenses in the following amount to Russell Fund Distributors, Inc., as Distributor, for the fiscal period ended August 31:


                         1995
                         ----
     Tax Free Fund       $9,234

     This amount is reflective of the following individual payments:


     Advertising                        $   231
     Printing of Prospectuses                52
     Compensation to Sales Personnel      3,202
     Other*                               5,749
                                        -------
                                        $ 9,234
                                        -------
                                        -------

* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     The Fund accrued expenses in the following amount to Adviser, under a Service Agreement pursuant to Rule 12b-1, for the fiscal period ended August 31:


                         1995
                         ----
     Tax Free Fund       $6,360



     Similar plans have been adopted for the Class A and Class B shares of the Fund. However, annual payment under these plans are limited to .25% and .35% of the net asset value of Class A and Class B shares of the Fund, respectively.

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. Net asset value per share for the Class C shares of the Fund is calculated twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which both the Boston Federal Reserve and the New York Stock Exchange are open for business.

     It is the policy of the Fund to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Fund uses the amortized cost valuation method to value their portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on the Fund's shares computed by dividing the annualized daily income on the Fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     The Trustees have established procedures reasonably designed to stabilize the Fund's price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of the Fund's net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. There is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The advisory agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary and secondary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of any commission or spread, if known, for the specific transaction and other transactions on a continuing basis.

     The advisory agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or a Fund other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.


     During the fiscal year ended August 31, 1995, the Fund did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.


     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P(1+T)(n) = ERV

     where:    P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a $1,000 payment made at the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price calculated in the manner described in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The current annualized yield of the Fund may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)]-1

     The following are the current and effective yields for the Fund for the seven- and 30-day periods ended August 31, 1995:


                                        7-day               30-day
                                        -----               ------
     Current Yield                      3.22%               3.22%
     Effective Yield                    3.27%               3.27%


     The Fund may also, from to time to time, utilize tax-equivalent yields.
The tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the Fund's yield, if any (as calculated above) that is generated by taxable income and gains. The Fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

     The following are the current and effective tax equivalent yields based on a tax rate of 39.6% during 1995 for the seven- and 30-day periods ended August 31, 1995:


                                        7-day          30-day
                                        -----          ------
     Tax Equivalent Current Yield       5.33%          5.33%
     Tax Equivalent Effective Yield     5.42%          5.41%


     The above yields relate to a period prior to the division of Fund shares into multiple classes and do not reflect the distribution and shareholder servicing expenses of Class C shares. Had such expenses been incurred, the yields would have been approximately .50% lower. The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund.


                                   INVESTMENTS

     The fundamental investment objective of the Fund is set forth in the Prospectus. In addition to that investment objective, the Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following fundamental investment restrictions, each of which applies at the time an investment is made. The Fund will not:

     (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (2) Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (1) above.

     (3) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (4) Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (5) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (6) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (7) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (8) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, provided however, that the Fund may purchase securities that provide the Fund the right to put the securities back to the issuer or a third party.

     (9) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (10) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (11) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (12) Purchase or sell commodities or commodity futures contracts.

     In addition, the Fund has adopted the following non-fundamental investment restrictions:

     (1) Purchase interests in oil, gas or other mineral exploration or development programs.

     (2) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     (3) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities.

     (4) Make investments for the purpose of gaining control of an issuer's management.

     (5) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration, participation interests (including municipal leases) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market.

     (6) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, and except to the extent permitted by the 1940 Act.

INVESTMENT POLICIES

     To the extent consistent with its fundamental investment objective and restrictions and except as otherwise indicated, the Fund may invest in the following instruments and utilize the following investment techniques:

     MUNICIPAL SECURITIES GENERALLY. The Fund may purchase municipal securities issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. Municipal securities purchased by the Fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of credit-enhanced securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

     Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds.

     Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

     TAX EXEMPT COMMERCIAL PAPER. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.

     VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. The coupon rate on variable rate securities is reset by a remarketing agent on a periodic basis ranging from once a day to twice a year. The agent sets the new rate at a level such that, in the judgment of the agent, the security could be resold in the secondary market at par. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate securities.

     Tax-exempt floating rate and variable rate demand notes and bonds ordinarily have stated maturities in excess of 13 months, but often permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. For the purpose of determining the remaining maturity of certain variable or floating rate obligations, the Fund may look to the later of the period remaining until the net readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     MUNICIPAL LEASES. The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days' notice, for all or any part of the Fund's interest, plus accrued interest.

     Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

     Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund's restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

     INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

     Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the Fund's Prospectus and discussed below under "Taxes," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

     TENDER OPTION BONDS. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

     STANDBY COMMITMENTS. The Fund's investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The Fund will limit standby commitment transactions to institutions which the Adviser believes present minimal credit risk.

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Funds may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance and which have remaining maturities or hard put dates of 397 days or less; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality. Examples of such issuers are the Federal Land Banks and the Federal Housing Administration. No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

     WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. The Fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

     When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Any gain from the sale of securities to meet such obligations would be subject to federal income taxes.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain financial institutions. Under repurchase agreements, these parties sell US Treasury bills, notes and bonds to the Fund and agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the purchase price paid by the Fund and are held by Custodian until repurchased. Repurchase agreements assist the Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US Government securities whose creditworthiness is continually monitored and found satisfactory by Adviser.

     FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     SECTION 4(2) COMMERCIAL PAPER. The Fund may also invest in taxable commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities set forth below where the Board of Trustees of Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

     ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Fund accrues income from zero coupon securities without receiving regular interest payments in cash, it may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

RATINGS OF DEBT INSTRUMENTS AND MUNICIPAL SECURITIES

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF SHORT-TERM MUNICIPAL LOANS

     Moody's:

     MIG-1/VMIG-1 -- Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2/VMIG-2 -- Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

     S&P:

     SP-1 -- Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 -- Issues rated SP-2 have satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -  Leading market positions in well-established industries.

      -  High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

   - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.


                                    TAXES

     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement");
(2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.


     From December 1, 1994 to August 31, 1995, the Fund incurred $3,523 of net realized capital losses. As permitted by tax regulation, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ending August 31, 1996.


     TAX EXEMPT INCOME. Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund intends to satisfy this requirement. The aggregate dividends excludable from the shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

     If shares of the Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

     Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the Fund still are tax-exempt to the extent described in the Fund's Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

     STATE AND LOCAL TAXES. Under federal law, the income derived from obligations issued by the US Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income, other than Pennsylvania, permit mutual funds to pass through this tax exemption to shareholders.

     Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.


                              FINANCIAL STATEMENTS

     Unaudited financial statements for the Fund, including notes to the financial statements and financial information, will be available within four to six months from the later of the date of this Statement of Additional Information or the date on which the Fund first accepts a subscription from an unaffiliated shareholder. Audited financial statements for the Fund will be available within 60 days following the end of the Fund's then current fiscal year. When available, copies of the financial statements can be obtained without charge by calling Distributor at (617) 654-6089.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430



                           THE SEVEN SEAS SERIES FUND

                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                       STATEMENT OF ADDITIONAL INFORMATION

                  THE SEVEN SEAS SERIES REAL ESTATE EQUITY FUND

                                DECEMBER 29, 1995

     The Seven Seas Series Fund ("Investment Company") is a registered open-end investment company organized as a Massachusetts business trust offering shares of beneficial interest in separate investment portfolios. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act").


     This Statement of Additional Information supplements or describes in greater detail the Investment Company and The Seven Seas Series Real Estate Equity Fund (the "Real Estate Equity Fund" or the "Fund") as contained in the Fund's Prospectus dated December 29, 1995. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus, which may be obtained by telephoning or writing Investment Company at the number or address shown above.

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----

STRUCTURE AND GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . .3

       Organization and Business History . . . . . . . . . . . . . . .  3
       Shareholder Meetings. . . . . . . . . . . . . . . . . . . . . .  4
       Controlling Shareholders. . . . . . . . . . . . . . . . . . . .  4
       Principal Shareholders. . . . . . . . . . . . . . . . . . . . .  5
       Trustees and Officers . . . . . . . . . . . . . . . . . . . . .  5

OPERATION OF INVESTMENT COMPANY. . . . . . . . . . . . . . . . . . . .  7

       Service Providers . . . . . . . . . . . . . . . . . . . . . . .  7
       Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
       Administrator . . . . . . . . . . . . . . . . . . . . . . . . .  8
       Distributor . . . . . . . . . . . . . . . . . . . . . . . . . .  8
       Custodian and Transfer Agent. . . . . . . . . . . . . . . . . .  8
       Distribution Plan . . . . . . . . . . . . . . . . . . . . . . .  9
       Federal Law Affecting State Street. . . . . . . . . . . . . . .  9
       Valuation of Fund Shares. . . . . . . . . . . . . . . . . . . .  9
       Brokerage Practices . . . . . . . . . . . . . . . . . . . . . . 10
       Portfolio Turnover Policy . . . . . . . . . . . . . . . . . . . 11
       Yield and Total Return Quotations . . . . . . . . . . . . . . . 11

INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

       Investment Restrictions . . . . . . . . . . . . . . . . . . . . 12
       Investment Policies . . . . . . . . . . . . . . . . . . . . . . 14
       Hedging Strategies and Related Investment Techniques. . . . . . 16

TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21


FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . 22

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . 23

                            STRUCTURE AND GOVERNANCE

       ORGANIZATION AND BUSINESS HISTORY. Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Real Estate Equity Fund is one such investment portfolio. The Trustees may create additional Funds at any time without shareholder approval.

       Further, the Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares of a Fund is entitled to the same rights and privileges as all other classes of that Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund's portfolio securities.

       As of the date of this Statement of Additional Information, Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:

     --------------------------------------------------------------------------
     The Seven Seas Series Money Market Fund                  May 2, 1988
     --------------------------------------------------------------------------
     The Seven Seas Series US Government Money Market Fund    March 1, 1991
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Money Market Fund      December 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series US Treasury Obligations Fund             *
     --------------------------------------------------------------------------
     The Seven Seas Series Prime Money Market Fund            February 22, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Yield Plus Fund                    November 9, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Tax Free Money Market Fund         December 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Intermediate Fund                  September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series Bond Market Fund                         *
     --------------------------------------------------------------------------
     The Seven Seas Series Growth and Income Fund             September 1, 1993
     --------------------------------------------------------------------------
     The Seven Seas Series S&P 500 Index Fund                 December 30, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Small Cap Fund                     July 1, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Matrix Equity Fund                 May 4, 1992
     --------------------------------------------------------------------------
     The Seven Seas Series Active International Fund          March 7, 1995
     --------------------------------------------------------------------------
     The Seven Seas Series International Pacific Index Fund         *
     --------------------------------------------------------------------------
     The Seven Seas Series Emerging Markets Fund              March 1, 1994
     --------------------------------------------------------------------------
     The Seven Seas Series Real Estate Equity Fund                  *
     --------------------------------------------------------------------------

__________
*As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     Prospectuses for these Investment Portfolios may be obtained by calling Investment Company's distributor, Russell Fund Distributors, Inc., at (617) 654-6089.

     Shares of the Money Market, US Government Money Market and Tax Free Money Market Funds are divided into Classes A, B and C.

     Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of a Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     SHAREHOLDER MEETINGS. Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

     CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding.

     State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending program and investment accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940

Act. State Street also acts as Investment Company's investment adviser, transfer agent and custodian.


     Frank Russell Investment Management Company, Investment Company's administrator ("Administrator"), will be the initial sole shareholder of the Fund until such time as the Fund has public shareholders and therefore Administrator may be deemed to be a controlling person for the purposes of the 1940 Act.

     PRINCIPAL SHAREHOLDERS. As of the date of this Statement of Additional Information, Administrator is the Fund's sole shareholder.

     The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Fund. The officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

     Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is The Seven Seas Series Fund, 909 A Street, Tacoma, WA 98402.

     An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *LYNN L. ANDERSON, Trustee, Chairman of the Board, President and Fund Treasurer. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company plc.

     WILLIAM L. MARSHALL, Trustee. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program.

Member, Institute of Certified Financial Planners. Registered for Securities with FSC Securities Corp., Marietta, Georgia.

     *STEVEN J. MASTROVICH, Trustee. 1 Financial Center, Boston, MA 02111. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     PATRICK J. RILEY, Trustee. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     RICHARD D. SHIRK, Trustee. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia. 1990 to 1992, President, Champions Group Resources--Business Management and Employee Benefits Consulting; 1990, Senior Vice President, Employee Benefits Division, Cigna Corporation (providing and insuring group life, health and disability employee benefit products and services); from 1986 to 1990, Senior Vice President, EQUICOR-Equitable HCA Corporation (providing and insuring group life, health and disability employee benefit products and services).

     *BRUCE D. TABER, Trustee. 26 Round Top Road, Boxford, MA 01921. President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     HENRY W. TODD, Trustee. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.

     J. DAVID GRISWOLD, Vice President and Secretary. Assistant Secretary, Associate General Counsel, Chief Compliance Officer, Frank Russell Investment Management Company, Russell Fund Distributors, Inc. and Frank Russell Capital Inc.; Associate General Counsel and Assistant Secretary, Frank Russell Company; Associate General Counsel, Assistant Secretary and Compliance Officer, Russell Fiduciary Services Company; Director, Secretary, Associate General Counsel and Chief Compliance Officer, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.


     KENNETH W. LAMB, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer. Manager - Funds Administration, Frank Russell Investment Management Company since 1994. Prior to that, Senior Audit Manager with Knight, Vale & Gregory since 1982.

-------------------------------------------------------------------------------------------------------
                                                     TRUSTEE COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                         Aggregate           Pension or          Estimated Annual    Total Compensation
                         Compensation        Retirement          Benefits Upon       From Investment
                         from                Benefits Accrued    Retirement          Company Paid to
     Trustee             Investment          as part of                              Trustees
                         Company             Investment
                                             Company
                                             Expenses
-------------------------------------------------------------------------------------------------------
Lynn L. Anderson         $0                  $0                  $0                  $0
-------------------------------------------------------------------------------------------------------
William L. Marshall      $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Steven J. Mastrovich     $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Patrick J. Riley         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Richard D. Shirk         $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Bruce D. Taber           $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------
Henry W. Todd            $49,000             $0                  $0                  $49,000
-------------------------------------------------------------------------------------------------------


                         OPERATION OF INVESTMENT COMPANY

     SERVICE PROVIDERS. Most of the Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

     Investment Adviser, Custodian
     and Transfer Agent:                State Street Bank and Trust Company
     Administrator:                     Frank Russell Investment Management
                                        Company
     Distributor:                       Russell Fund Distributors, Inc.
     Independent Accountants:           Coopers & Lybrand, L.L.P.


     ADVISER. State Street serves as the Fund's investment adviser ("Adviser") pursuant to an Advisory Agreement dated April 12, 1988. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Adviser directs the Fund's investments in accordance with its investment objective, policies and limitations. For these services, the Fund pays a fee to Adviser at the rate stated in the Prospectus. The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of any Investment Portfolio and either a majority of all Trustees or a majority of the shareholders of each Investment Portfolio approve its continuance. The Agreement may be terminated by Adviser or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     ADMINISTRATOR. Frank Russell Investment Management Company ("Administrator") serves as the Fund's administrator, pursuant to an Administration Agreement dated April 12, 1988. A description of the services provided under the Administration Agreement and the basis for computing fees for such services is provided in the Fund's Prospectus. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of any Investment Portfolio and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or a Fund without penalty upon 60 days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Paris, Zurich and Auckland, and have approximately 1,000 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     DISTRIBUTOR. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Fund shares pursuant to a Distribution Agreement dated April 12, 1988. Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     CUSTODIAN AND TRANSFER AGENT. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion-0.015% (for purposes of calculating the breakpoint, the assets of all domestic Funds are aggregated); securities transaction charges from $8.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $6.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $2.00 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per month. As of the date of this SAI, a yield calculation will not be calculated for the Fund and therefore the $350.00 fee will not be charged. State Street is reimbursed by the Fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts.
The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston MA 02109.

     DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Fund has adopted an active distribution plan (the "Plan"), which is described in the Fund's Prospectus.

     The Plan provides that the Fund may spend annually, directly or indirectly, up to 0.25 of 1% of the average daily value of the net assets for distribution and shareholder servicing services. The Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     Under the Plan, the Fund may also enter into agreements ("Service Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in the Fund's prospectus under "Distribution Services and Shareholder Servicing."

     FEDERAL LAW AFFECTING STATE STREET. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing certain securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Fund, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Fund contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     VALUATION OF FUND SHARES. The Fund determines net asset value per share once each "business day," as of the close of the regular trading session of the New York Stock Exchange (currently, 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The Fund's portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless Adviser determines that a particular event would materially affect the net asset value.

     BROKERAGE PRACTICES. All portfolio transactions are placed on behalf of the Fund by Adviser. Adviser ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission in the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Adviser. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Ordinarily, securities will be purchased from primary markets, and Adviser shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Adviser to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or Adviser (or its affiliates). Adviser is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Fund or Adviser, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Adviser exercises investment discretion.

     The Trustees periodically review Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the prices paid by the Fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Fund. Certain services received by Adviser attributable to a particular Fund transaction may benefit one or more other accounts for which Adviser exercises investment discretion or an Investment Portfolio other than such Fund. Adviser's fees are not reduced by Adviser's receipt of such brokerage and research services.

     PORTFOLIO TURNOVER POLICY. Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits.

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.

     YIELD AND TOTAL RETURN QUOTATIONS. The Fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-, five- and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1+T)n = ERV

     where:    P =a hypothetical initial payment of $1,000
               T =average annual total return
               n =number of years
             ERV =ending redeemable value of a $1,000 payment made at
                  the beginning of the 1-, 5- and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:
                                         a-b
                              YIELD = 2[(---+1)6-1]
                                         cd
     Where:  a = dividends and interests earned during the period;
             b = expenses accrued for the period (net of reimbursements);
             c = average daily number of shares outstanding during the
                 period that were entitled to receive dividends; and
             d = the maximum offering price per share on the last day of the period.

     The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the Fund.


                                   INVESTMENTS

     The investment objective of the Fund is set forth in the Prospectus. The investment objective may be changed with the approval of a majority of the Fund's Board of Trustees, with at least 60 days' prior notice to shareholders.

     In addition to that investment objective, the Fund also has certain fundamental investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Fund, and certain nonfundamental investment restrictions and policies, which may be changed by the Fund without shareholder approval.

INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions. Restrictions 1 through 9 are fundamental, and restrictions 10 through 18 are nonfundamental. These restrictions apply at the time an investment is made. The Fund will not:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and securities of companies directly or indirectly engaged in the real estate industry).

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of a type permitted by the Fund's investment policies, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

     (6) Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the Fund may enter into futures contracts and options thereon to the extent provided in its Prospectus.

     (7) Purchase or sell real estate; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including public and private real estate investment trusts, partnerships and similar companies).

     (8) Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are purchased at any time do not exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would be invested in such securities, except that the Fund may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer.

     (14) Invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (15) Purchase interests in oil, gas or other mineral exploration or development programs.

     (16) Make investments for the purpose of gaining control of an issuer's management.

     (17) Purchase the securities of any issuer if the Investment Company's officers, Directors, Adviser or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     (18) Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

INVESTMENT POLICIES

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has substantially similar investment objectives and policies. To the extent consistent with its investment objective restrictions, the Fund may invest in the following instruments and utilize the following investment techniques:

     US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the Fund may at times invest include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,
(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US Government obligations on a forward commitment basis.

     DEBT SECURITIES. The Fund may also invest temporarily in investment grade debt securities for defensive purposes. The Fund will primarily invest in equity securities as defined under the Securities Exchange Act of 1934 (including convertible debt securities). Other debt will typically represent less than 5% of the Fund's assets. Please see the Appendix for a description of securities ratings.

     ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

     The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

     The Fund may seek to hedge its portfolios against movements in the equity markets and interest rates through the use of options, futures transactions and options on futures. The Fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Fund is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Fund's hedging transactions will be effective.

     WRITING COVERED CALL OPTIONS. The Fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

     WRITING COVERED PUT OPTIONS. The Fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     PURCHASING PUT OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate premiums of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     PURCHASING CALL OPTIONS. The Fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Fund will purchase call options only in connection with "closing purchase transactions."

     STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and financial futures, and related options. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment.

     The Fund may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, the Fund may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund requires that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including OTC stock index options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Fund; (3) margin deposits on the Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either:
(1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meeting redemption requests or other current obligations.

     RISK FACTORS IN OPTIONS AND FUTURES. Utilization of options and futures transactions to hedge the Fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts.
Conversely, the Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

                                   TAXES


     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Fund will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a Fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or other income (including gains from options or futures contracts) derived with respect to its business of investing in such stock or securities ("Income Requirement"); (2) less than 30% of the Fund's gross income each taxable year must be derived from the sale or other disposition of securities and certain options and futures contracts held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     DIVIDENDS-RECEIVED DEDUCTION. The portion of the dividends received from the Fund by its corporate shareholders which qualifies for the 70% dividends-received deduction will be reduced to the extent that the Fund holds dividend-paying stock for less than 45 days (91 days for certain preferred stocks). In addition, distributions that the Fund receives from a REIT will not constitute "dividends" for purposes of the dividends-received deduction. Accordingly, only a small percentage of dividends from the Fund are expected to qualify for the dividends-received deduction. Shareholders should consult their tax adviser regarding dividends-received deductions and their allowance.

     ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures and option contracts.

     STATE AND LOCAL TAXES. Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Funds with the investor's tax adviser.

                              FINANCIAL STATEMENTS

     Unaudited financial statements for the Fund, including notes to the financial statements and financial highlights, will be available within four to six months from the later of the date of this Statement of Additional Information or the date on which the Fund first accepts a subscription from an unaffiliated shareholder. Audited financial statements for the Fund will be available within 60 days following the end of the Fund's then current fiscal year. When available, copies of the financial statements can be obtained without charge by calling Distributor at (617) 654-6089.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS


RATINGS OF DEBT INSTRUMENTS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- LONG TERM DEBT RATINGS.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
(2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          -    Leading market positions in well-established industries.
          -    High rates of return on funds employed.
          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          - Well-established access to a range of financial markets and assured sources of alternate liquidity.
     - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
     - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
     - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     FITCH'S INVESTORS SERVICE, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     DUFF AND PHELPS, INC. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1--- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      GOOD GRADE. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      SATISFACTORY GRADE. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      NON-INVESTMENT GRADE. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      DEFAULT. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, INC. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                         PART C:  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

          Part A -- None.


          Part B -- Financial Statements for The Seven Seas Series Fund, consisting of the Money Market, US Government Money Market, US Treasury Money Market, Prime Money Market, Tax Free Money Market, Yield Plus, Small Cap, S&P 500 Index, Intermediate, Matrix Equity, Growth and Income, Emerging Markets and Active International Funds, for the fiscal year ended August 31, 1995, are incorporated by reference to the Annual Reports to Shareholders for the fiscal year ended August 31, 1995. Copies of the financial statements accompany this Registration Statement.


     (b)  EXHIBITS

                                                    Incorporated by Reference
     Name of Exhibit                                or Exhibit Number
     ---------------                                -------------------------


     1.   First Amended and Restated                Exhibit 1
          Master Trust Agreement
          (a)  Amendment No. 1                      Exhibit 1(a)
          (b)  Amendment No. 2                      Exhibit 1(b)
          (c)  Amendment No. 3                      Exhibit 1(c)
          (d)  Amendment No. 4                      Exhibit 1(d)
          (e)  Amendment No. 5                      Exhibit 1(e)
          (f)  Amendment No. 6                      Exhibit 1(f)
          (g)  Amendment No. 7                      Exhibit 1(g)

     2.   Bylaws                                    Pre-Effective Amendment #1

     3.   Voting Trust Agreement                    None

     4.   Specimen Security                         None

     5.   (a)  Investment Advisory Agreement        Exhibit 5(a)

          (b)  Letter agreement incorporating       Exhibit 5(b)
               the Yield Plus and Bond Market
               Funds within the Investment
               Advisory Agreement

          (c)  Letter agreement incorporating       Exhibit 5(c)
               the US Treasury Money Market
               and US Treasury Obligations Funds
               within the Investment Advisory
               Agreement

          (d)  Letter agreement incorporating       Exhibit 5(d)
               the Growth and Income and
               Intermediate Funds within the
               Investment Advisory Agreement

          (e)  Letter agreement incorporating       Exhibit 5(e)
               the Emerging Markets Fund and
               the Prime Money Market
               Portfolio within the Investment
               Advisory Agreement

          (f)  Letter agreement incorporating       Exhibit 5(f)
               the Tax Free Money Market
               Fund within the Investment
               Advisory Agreement

          (g)  Letter agreement incorporating       Exhibit 5(g)
               the Small Cap, Active
               International and Real Estate
               Equity Funds within the
               Investment Advisory Agreement

     6.   Distribution Agreements

          (a)  Distribution Agreement               Exhibit 6(a)
               (Class A Shares)

       (a)(i)  Letter agreement incorporating       Exhibit 6(a)(i)
               the Yield Plus and Bond Market
               Funds within the Distribution
               Agreement

      (a)(ii)  Letter agreement incorporating       Exhibit 6(a)(ii)
               the US Treasury Money Market
               and US Treasury Obligations
               Funds within the Distribution
               Agreement

     (a)(iii)  Letter agreement incorporating       Exhibit 6(a)(iii)
               the Growth and Income and
               Intermediate Funds within the
               Distribution Agreement

      (a)(iv)  Letter agreement incorporating       Exhibit 6(a)(iv)
               the Emerging Markets
               Fund and the Prime Money Market
               Portfolio within the Distribution
               Agreement

       (a)(v)  Letter agreement incorporating       Exhibit 6(a)(v)
               Class A shares of the Tax Free

               Money Market Fund within
               the Distribution Agreement

      (a)(vi)  Letter agreement incorporating       Exhibit 6(a)(vi)
               the Small Cap, Active
               International and Real Estate
               Equity Funds within the
               Distribution Agreement


          (b)  Distribution Agreement               Post-Effective Amendment #23
               (regarding Class B Shares
               of the Money Market and
               US Government Money
               Market Funds)

       (b)(i)  Letter agreement incorporating       To be filed by amendment
               the Class B Shares of the Tax
               Free Money Market Fund within
               the Distribution Agreement

          (c)  Distribution Agreement               Post-Effective Amendment #23
               (regarding Class C Shares
               of the Money Market and
               US Government Money Market Funds)

       (c)(i)  Letter agreement incorporating       To be filed by amendment
               the Class C Shares of the Tax
               Free Money Market Fund within
               the Distribution Agreement

     7.   Bonus, profit sharing, or                 None
          pension plans

     8.   (a)  Custodian Contract                   Exhibit 8(a)

          (b)  Letter agreement incorporating       Exhibit 8(b)
               the Yield Plus and Bond Market
               Funds within the Custodian
               Contract

          (c)  Letter agreement incorporating       Exhibit 8(c)
               the US Treasury Money Market and
               US Treasury Obligations Funds
               within the Custodian Contract

          (d)  Letter agreement incorporating       Exhibit 8(d)
               the Growth and Income and
               Intermediate Funds within the
               Custodian Contract

          (e)  Letter agreement incorporating       Exhibit 8(e)
               the Emerging Markets
               Fund and the Prime Money Market
               Portfolio within the Custodian Contract


          (f)  Fee Schedule, dated February 17,     Exhibit 8(f)
               1994, to Custodian Agreement

          (g)  Letter agreement incorporating the   Exhibit 8(g)
               Tax Free Money Market Fund
               within the Custodian Contract

          (h)  Letter agreement incorporating       Exhibit 8(h)
               the Small Cap, Active International
               and Real Estate Equity Funds
               within the Custodian Contract

     9.(a)(i)  Transfer Agency and                  Exhibit 9(a)(i)
               Service Agreement

      (a)(ii)  Letter agreement incorporating       Exhibit 9(a)(ii)
               the Yield Plus and Bond Market
               Funds within the Transfer Agency
               and Service Agreement

     (a)(iii)  Letter agreement incorporating       Exhibit 9(a)(iii)
               the US Treasury Money Market and
               US Treasury Obligations Funds
               within the Transfer Agency and
               Service Agreement

      (a)(iv)  Letter agreement incorporating       Exhibit 9(a)(iv)
               the Growth and Income and
               Intermediate Funds
               within the Transfer Agency and
               Service Agreement

       (a)(v)  Letter agreement incorporating       Exhibit 9(a)(v)
               the Emerging Markets Fund
               and the Prime Money Market
               Portfolio within the Transfer
               Agency and Service Agreement

      (a)(vi)  Letter agreement incorporating       Exhibit 9(a)(vi)
               the Tax Free Money Market Fund
               within the Transfer Agency and
               Service Agreement

     (a)(vii)  Letter agreement incorporating       Exhibit 9(a)(vii)
               the Small Cap, Active
               International and Real Estate
               Equity Funds
               within the Transfer Agency and
               Service Agreement


       (b)(i)  Administration Agreement             Exhibit 9(b)(i)

      (b)(ii)  Letter agreement incorporating       Exhibit 9(b)(ii)
               the Yield Plus and Bond Market
               Funds within the Administration
               Agreement

     (b)(iii)  Letter agreement incorporating       Exhibit 9(b)(iii)
               the US Treasury Money Market and
               US Treasury Obligations Funds
               within the Administration Agreement

      (b)(iv)  Letter agreement incorporating       Exhibit 9(b)(iv)
               the Growth and Income and
               Intermediate Funds within the
               Administration Agreement

       (b)(v)  Letter agreement incorporating       Exhibit 9(b)(v)
               the Emerging Markets
               Fund and the Prime Money Market
               Portfolio within the Administration
               Agreement

      (b)(vi)  Letter agreement incorporating the   Exhibit 9(b)(vi)
               Tax Free Money Market Fund
               within the Administration Agreement

     (b)(vii)  Letter agreement incorporating       Exhibit 9(b)(vii)
               the Small Cap, Active International
               and Real Estate Equity Funds
               within the Administration Agreement


     10.  Opinion of Counsel

          (a)  Relating to The Seven Seas Series    Pre-Effective Amendment #1
               Money Market Fund

          (b)  Relating to The Seven Seas Series    Post-Effective Amendment #5
               US Government Money Market Fund

          (c)  Relating to The Seven Seas Series    Post-Effective Amendment #8
               S&P 500 Index, S&P Midcap Index,
               Matrix Equity, International
               European Index, International Pacific
               Index and Short Term Government
               Securities Funds

          (d)  Relating to The Seven Seas Series    Post-Effective Amendment #11
               Yield Plus and Bond Market Funds

          (e)  Relating to The Seven Seas Series    Post-Effective Amendment #13
               US Treasury Money Market and
               Treasury Obligations Funds

          (f)  Relating to The Seven Seas Series    Post-Effective Amendment #16
               Growth and Income and Intermediate
               Funds

          (g)  Relating to The Seven Seas Series    Post-Effective Amendment #19
               Emerging Markets Fund and
               the Prime Money Market Portfolio

          (h)  Relating to Class A, Class B and     Post-Effective Amendment #22
               Class C Shares The Seven Seas Series
               Money Market and US Government Money
               Market Funds

          (i)  Relating to Class A, Class B and     Post-Effective Amendment #23
               Class C Shares of The Seven Seas
               Series Tax Free Money Market Fund

          (j)  Relating to The Seven Seas Series    Post-Effective Amendment #28
               Active International Fund

          (k)  Relating to The Seven Seas Series    Post-Effective Amendment #29
               Real Estate Equity Fund


     11.  Other Opinions:  Consent of               Exhibit 11
          Independent Accountants


     12.  Financial Statements Omitted              None
          from Item 23

     13.  Letter of Investment Intent
          (a)  The Seven Seas Series Money          Pre-Effective Amendment #1
               Market Fund

          (b)  The Seven Seas Series US             Post-Effective Amendment #5
               Government Money Market
               Fund

          (c)  The Seven Seas Series                Post-Effective Amendment #10
               Government Securities,
               Index, Midcap Index, Matrix,
               European Index and Pacific
               Index Funds

          (d)  The Seven Seas Series Yield          Post-Effective Amendment #11
               Plus and Bond Market Funds

          (e)  The Seven Seas Series US Treasury    Post-Effective Amendment #15
               Money Market and US Treasury
               Obligations Funds

          (f)  The Seven Seas Series Growth and     Post-Effective Amendment #16
               Income and Intermediate Funds

          (g)  The Seven Seas Series Emerging       Post-Effective Amendment #20
               Markets Fund and the Prime
               Money Market Portfolio

          (h)  Class B and C Shares of The Seven    Post-Effective Amendment #25
               Seas Series Money Market and
               US Government Money Market
               Funds

          (i)  The Seven Seas Series Tax Free       Post-Effective Amendment #25
               Money Market Fund (Class A,
               B and C Shares)

          (j)  The Seven Seas Series Active         Post-Effective Amendment #28
               International Fund

     14.  Prototype Retirement Plan                 None

     15.  Distribution Plans pursuant to
          Rule 12b-1

          (a)  Plan of Distribution for the         Exhibit 15(a)
               Government Securities, Index,
               Midcap Index, Matrix, European
               Index and Pacific Index Funds
               as approved by the Board of
               Trustees

       (a)(i)  Addendum to the Plan of              Exhibit 15(a)(i)
               Distribution incorporating the
               Yield Plus and Bond Market Funds
               into the Plan

      (a)(ii)  Addendum to the Plan of              Exhibit 15(a)(ii)
               Distribution
               incorporating the Money Market
               and US Government Money Market
               Funds into the Plan (Class A
               Shares)


     (a)(iii)  Addendum to the Plan of              Exhibit 15(a)(iii)
               Distribution incorporating the US
               Treasury Money Market and US
               Treasury Obligations Funds

      (a)(iv)  Addendum to the Plan of              Exhibit 15(a)(iv)
               Distribution incorporating the
               Growth and Income and Intermediate
               Funds

       (a)(v)  Addendum to the Plan of              Exhibit 15(a)(v)
               Distribution incorporating the
               Emerging Markets Fund and the Prime
               Money Market Portfolio

      (a)(vi)  Addendum to the Plan of              Exhibit 15(a)(vi)
               Distribution incorporating the
               Class A Shares of the Tax Free
               Money Market Fund

     (a)(vii)  Addendum to the Plan of              Exhibit 15(a)(vii)
               Distribution incorporating the
               Small Cap, Active International
               and Real Estate Equity Funds


          (b)  Plan of Distribution for the Money   Post-Effective Amendment #23
               Market and US Government Money
               Market Funds (Class B Shares)
               as approved by the Board of Trustees

       (b)(i)  Addendum to the Plan of              To be filed by amendment
               Distribution incorporating the
               Class B Shares of the Tax Free Money
               Market Fund

          (c)  Plan of Distribution for the Money   Post-Effective Amendment #23
               Market and US Government Money
               Market Funds (Class C Shares) as
               approved by the Board of Trustees

       (c)(i)  Addendum to the Plan of              To be filed by amendment
               Distribution incorporating the
               Class C Shares of the Tax Free Money
               Market Fund

          (d)  Shareholder Servicing Agreement,     Post-Effective Amendment #12
               by and between The Seven Seas
               Series Fund and State Street
               Bank and Trust Company

       (d)(i)  Shareholder Servicing Agreement,     To be filed by amendment
               by and between The Seven Seas
               Series Fund and State Street
               Brokerage Services, Inc.

      (d)(ii)  Shareholder Servicing Agreement,     To be filed by amendment
               by and between The Seven Seas Series
               Fund and State Street Bank and Trust
               Company, Metropolitan Division of
               Commercial Banking Services


          (e)  Form of Agreement Pursuant           Post-Effective Amendment #22
               to Rule 12b-1 Plan (relating to
               Class B Shares) as approved by
               the Board of Trustees

          (f)  Form of Agreement Pursuant to        Post-Effective Amendment #22
               Rule 12b-1 Plan (relating to
               Class C Shares) as approved by
               the Board of Trustees


     16.  Computation of Performance                Exhibit 16
               Quotation


     17.  Financial Data Schedule                   Post-Effective Amendment #33

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None

Item 26.  NUMBER OF HOLDERS OF SECURITIES


                                                 Number of Record Holders
     Title of Class                              as of November 30, 1995
     --------------                              ------------------------

     Shares of beneficial interest
     Par Value $0.001
     The Seven Seas Series
     ---------------------
          Money Market Fund
               Class A Shares                             3,593
               Class B Shares                                 1
               Class C Shares                                 1

          US Government Money Market Fund
               Class A Shares                               304
               Class B Shares                                 1
               Class C Shares                                 1

          Matrix Equity Fund                              2,776


                                      -15-


          Small Cap Fund                                    469

          S&P 500 Index Fund                              1,472

          Active International Fund                         515

          International Pacific Index                         1

          Yield Plus Fund                                 1,105

          Bond Market Fund                                    1

          Growth and Income Fund                          2,254

          Intermediate Fund                               1,916

          US Treasury Money Market Fund                      48

          US Treasury Obligations Fund                        1

          Prime Money Market Fund                            52

          Emerging Markets Fund                             866

          Tax Free Money Market Fund
               Class A Shares                                35
               Class B Shares                                 1
               Class C Shares                                 1

     Real Estate Equity Fund                                  1


Item 27.  INDEMNIFICATION

     Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant's First Amended and Restated Master Trust Agreement, which reads as follows:

"Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking,
(ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification."

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.


     The Distribution Agreements relating to Class A, Class B and Class C Shares provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) ("Distributor") shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

     "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

     Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The Investment Management Division of State Street Bank and Trust Company ("State Street") serves as adviser to the Registrant. State Street, a Massachusetts bank, currently manages large institutional accounts and collective investment funds. The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

                              Capacity
Name                          With Adviser        Business Name and Address*
----                          ------------        --------------------------

Tenley E. Albright, MD        Director            Chairman, Vital Sciences, Inc.

Joseph A. Baute               Director            Former Chairman and CEO,
                                                  Markem Corporation

I. MacAlister Booth           Director            Chairman, President and CEO
                                                  Polaroid Corporation

Marshall N. Carter            Chairman and CEO    State Street Bank and Trust
                                                  Company

James I. Cash, Jr.            Director            The James E. Robison Professor
                                                  of Business Administration
                                                  Harvard Business School

Truman S. Casner              Director            Partner, Ropes & Gray

Nader F. Darehshori           Director            Chairman, President and CEO
                                                  Houghton Mifflin Company

Lois D. Jubiler               Director            Chief Technological Officer
                                                  Colgate-Palmolive Company

Charles F. Kaye               Director            President, Transportation
                                                  Investments, Inc.

George H. Kidder              Director            Senior Partner
                                                  Hemenway & Barnes

John M. Kucharski             Director            Chairman, President and CEO

                                                  EG&G, Inc.

David B. Perini               Director            Chairman and President
                                                  Perini Corporation

Dennis J. Picard              Director            Chairman and CEO
                                                  Raytheon Company

Bernard W. Reznicek           Director            Chairman, President and CEO
                                                  Boston Edison Company

David A. Spina                Vice Chairman       State Street Bank and Trust
                                                  Company

Robert E. Weissman            Director            President and COO
                                                  The Dun & Bradstreet Corp.

* Address of all individuals: State Street Boston Corporation, 225 Franklin Street, Boston, Massachusetts 02110


Item 29.  PRINCIPAL UNDERWRITERS

     (a) Russell Fund Distributors, Inc., also acts as principal underwriter for Frank Russell Investment Company.

     (b) The directors and officers of Russell Fund Distributors, Inc., their principal business address, and positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:


Name and Principal*        Position and Offices
Business Address             with Underwriter          Position with Registrant
------------------           ----------------          ------------------------

Lynn L. Anderson              Director and CEO         Trustee, Chairman of the
                                                       Board, and President

Karl J. Ege                   Secretary and            None
                              General Counsel

J. David Griswold             Associate General        Secretary
                              Counsel and Assistant
                              Secretary

Mary E. Hughs                 Assistant Secretary      None

Nancy M. Jacoby               Assistant Secretary      None

John C. James                 Assistant Secretary      None

Randall P. Lert               Director                 None

Eric A. Russell               Director and President   None

Norma P. Schellberg           Treasurer and            None
                              Controller

*Address of all individuals:  909 A Street, Tacoma, Washington 98402

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     The Registrant's Administrator, Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's investment adviser, transfer agent, and custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and 1776 Heritage Drive, North Quincy, Massachusetts 02171.

Item 31.  MANAGEMENT SERVICES

     Not applicable.

Item 32.  UNDERTAKINGS

     (a)  Not applicable.


     (b)  Not applicable.

     (c) The Registrant has elected to include its management's discussion of fund performance required under Form N-1A, Item 5A, in its annual report to shareholders. The Registrant therefore undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Registrant, the Seven Seas Series Fund, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 35 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 29th day of December, 1995.



                              By:  /s/ Lynn L. Anderson
                                   ----------------------------
                                   Lynn L. Anderson, President,
                                   Treasurer and Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on December 29, 1995.



          Signature                             Title
          ---------                             -----
     /s/ Lynn L. Anderson                    Trustee, President, Treasurer and
     ------------------------------
     Lynn L. Anderson                           Chairman of the Board

     /s/ Kenneth W. Lamb                     Assistant Secretary, Assistant
     ------------------------------
     Kenneth W. Lamb                            Treasurer and Principal
                                                Financial and Accounting
                                                Officer

     /s/ Steven J. Mastrovich                Trustee
     ------------------------------
     Steven J. Mastrovich

     /s/ William L. Marshall                 Trustee
     ------------------------------
     William L. Marshall

     /s/ Patrick J. Riley                    Trustee
     ------------------------------
     Patrick J. Riley

     /s/ Richard D. Shirk                    Trustee
     ------------------------------
     Richard D. Shirk

     /s/ Bruce D. Taber                      Trustee
     ------------------------------
     Bruce D. Taber

     /s/ Henry W. Todd                       Trustee
     ------------------------------
     Henry W. Todd

                                  EXHIBIT INDEX


--------------------------------------------------------------------------------
EXHIBIT
NUMBER                             DESCRIPTION
--------------------------------------------------------------------------------
          1              First Amended and Restated Master Trust Agreement

--------------------------------------------------------------------------------
        1(a)             Amendment No. 1

--------------------------------------------------------------------------------
        1(b)             Amendment No. 2

--------------------------------------------------------------------------------
        1(c)             Amendment No. 3

--------------------------------------------------------------------------------
        1(d)             Amendment No. 4

--------------------------------------------------------------------------------
        1(e)             Amendment No. 5

--------------------------------------------------------------------------------
        1(f)             Amendment No. 6

--------------------------------------------------------------------------------
        1(g)             Amendment No. 7

--------------------------------------------------------------------------------
        5(a)             Investment Advisory Agreement

--------------------------------------------------------------------------------
        5(b) Letter agreement incorporating the Yield Plus and Bond Market Funds within the Investment Advisory Agreement

--------------------------------------------------------------------------------
        5(c) Letter agreement incorporating the US Treasury Money Market and US Treasury Obligations Funds within the Investment Advisory Agreement

--------------------------------------------------------------------------------
        5(d) Letter agreement incorporating the Growth and Income and Intermediate Funds within the Investment Advisory Agreement

--------------------------------------------------------------------------------
        5(e) Letter agreement incorporating the Emerging Markets Fund and the Prime Money Market Portfolio within the Investment Advisory Agreement

--------------------------------------------------------------------------------
        5(f) Letter agreement incorporating the Tax Free Money Market Fund within the Investment Advisory Agreement

--------------------------------------------------------------------------------
        5(g) Letter agreement incorporating the Small Cap, Active International and Real Estate Equity Funds within the Investment Advisory Agreement

--------------------------------------------------------------------------------
        6(a)             Distribution Agreement (Class A Shares)

--------------------------------------------------------------------------------
       6(a)(i) Letter agreement incorporating the Yield Plus and Bond Market Funds within the Distribution Agreement

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      6(a)(ii) Letter agreement incorporating the US Treasury Money Market and US Treasury Obligations Funds within the Distribution Agreement

--------------------------------------------------------------------------------
      6(a)(iii)          Letter agreement incorporating the Growth and Income
                         and Intermediate Funds within the Distribution
                         Agreement

--------------------------------------------------------------------------------
      6(a)(iv) Letter agreement incorporating the Emerging Markets Fund and the Prime Money Market Portfolio within the Distribution Agreement

--------------------------------------------------------------------------------
       6(a)(v) Letter agreement incorporating Class A shares of the Tax Free Money Market Fund within the Distribution Agreement

--------------------------------------------------------------------------------
      6(a)(vi) Letter agreement incorporating the Small Cap, Active International and Real Estate Equity Funds within the Distribution Agreement

--------------------------------------------------------------------------------
        8(a)             Custodian Contract

--------------------------------------------------------------------------------
        8(b) Letter agreement incorporating the Yield Plus and Bond Market Funds within the Custodian Contract

--------------------------------------------------------------------------------
        8(c) Letter agreement incorporating the US Treasury Money Market and US Treasury Obligations Funds within the Custodian Contract

--------------------------------------------------------------------------------
        8(d) Letter agreement incorporating the Growth and Income and Intermediate Funds within the Custodian Contract

--------------------------------------------------------------------------------
        8(e) Letter agreement incorporating the Emerging Markets Fund and the Prime Money Market Portfolio within the Custodian Contract

--------------------------------------------------------------------------------
        8(f)             Fee Schedule, dated February 17, 1994, to Custodian
                         Agreement

--------------------------------------------------------------------------------
        8(g) Letter agreement incorporating the Tax Free Money Market Fund within the Custodian Contract

--------------------------------------------------------------------------------
        8(h) Letter agreement incorporating the Small Cap, Active International and Real Estate Equity Funds within the Custodian Contract

--------------------------------------------------------------------------------
       9(a)(i)           Transfer Agency and Service Agreement

--------------------------------------------------------------------------------
      9(a)(ii) Letter agreement incorporating the Yield Plus and Bond Market Funds within the Transfer Agency and Service Agreement

--------------------------------------------------------------------------------
      9(a)(iii)          Letter agreement incorporating the US Treasury Money
                         Market and US Treasury Obligations Funds within the
                         Transfer Agency and Service Agreement

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      9(a)(iv) Letter agreement incorporating the Growth and Income and Intermediate Funds within the Transfer Agency and Service Agreement

--------------------------------------------------------------------------------
       9(a)(v) Letter agreement incorporating the Emerging Markets Fund and the Prime Money Market Portfolio within the Transfer Agency and Service Agreement

--------------------------------------------------------------------------------
      9(a)(vi) Letter agreement incorporating the Tax Free Money Market Fund within the Transfer Agency and Service Agreement

--------------------------------------------------------------------------------
      9(a)(vii)          Letter agreement incorporating the Small Cap, Active
                         International and Real Estate Equity Funds within the
                         Transfer Agency and Service Agreement

--------------------------------------------------------------------------------
       9(b)(i)           Administration Agreement

--------------------------------------------------------------------------------
      9(b)(ii) Letter agreement incorporating the Yield Plus and Bond Market Funds within the Administration Agreement

--------------------------------------------------------------------------------
      9(b)(iii)          Letter agreement incorporating the US Treasury Money
                         Market and US Treasury Obligations Funds within the
                         Administration Agreement

--------------------------------------------------------------------------------
      9(b)(iv) Letter agreement incorporating the Growth and Income and Intermediate Funds within the Administration Agreement

--------------------------------------------------------------------------------
       9(b)(v) Letter agreement incorporating the Emerging Markets Fund and the Prime Money Market Portfolio within the Administration Agreement

--------------------------------------------------------------------------------
      9(b)(vi) Letter agreement incorporating the Tax Free Money Market Fund within the Administration Agreement

--------------------------------------------------------------------------------
      9(b)(vii)          Letter agreement incorporating the Small Cap, Active
                         International and Real Estate Equity Funds within the
                         Administration Agreement

--------------------------------------------------------------------------------
         11              Consent of Independent Accountants

--------------------------------------------------------------------------------
        15(a) Plan of Distribution for the Government Securities, Index, Midcap Index, Matrix, European Index and Pacific Index Funds as approved by the Board of Trustees

--------------------------------------------------------------------------------
      15(a)(i) Addendum to the Plan of Distribution incorporating the Yield Plus and Bond Market Funds into the Plan

--------------------------------------------------------------------------------
      15(a)(ii)          Addendum to the Plan of Distribution incorporating the
                         Money Market and US Government Money Market Funds into the Plan (Class A Shares)

--------------------------------------------------------------------------------
     15(a)(iii)          Addendum to the Plan of Distribution incorporating the
                         US Treasury Money Market and US Treasury Obligations

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      15(a)(iv)          Addendum to the Plan of Distribution incorporating the
                         Growth and Income and Intermediate Funds

--------------------------------------------------------------------------------
      15(a)(v) Addendum to the Plan of Distribution incorporating the Emerging Markets Fund and the Prime Money Market Portfolio

--------------------------------------------------------------------------------
      15(a)(vi)          Addendum to the Plan of Distribution incorporating the
                         Class A Shares of the Tax Free Money Market Fund

--------------------------------------------------------------------------------
     15(a)(vii)          Addendum to the Plan of Distribution incorporating the
                         Small Cap, Active International and Real Estate Equity
                         Funds

--------------------------------------------------------------------------------
         16              Computation of Performance Quotation

--------------------------------------------------------------------------------